UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                     ---------

                        First Trust Exchange-Traded Fund
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            -------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2019
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Annual Report
December 31, 2019

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  33
   First Trust Dow Jones Internet Index Fund (FDN)..........................  34
   First Trust Capital Strength ETF (FTCS)..................................  35
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  37
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  41
Statements of Assets and Liabilities........................................  44
Statements of Operations....................................................  46
Statements of Changes in Net Assets.........................................  48
Financial Highlights........................................................  52
Notes to Financial Statements...............................................  56
Report of Independent Registered Public Accounting Firm.....................  66
Additional Information......................................................  67
Board of Trustees and Officers..............................................  71
Privacy Policy..............................................................  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2019

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2019, including a market overview and a performance analysis.

A significant event for the markets in the past year was the decision by the Federal Reserve (the "Fed") to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.

So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed's reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion's share of the tariff conflict today is between the U.S. and China, the two-largest economies in the world. In our opinion, it is believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.

It has been said in the financial media that this is the "most hated" bull market in history, yet it has been one of the most prosperous for investors. The bull market turns 11 years old on March 9, 2020. A Bloomberg survey of 21 equity strategists found that their average 2020 year-end price target for the S&P 500(R) Index was 3,318 as of December 17, 2019, according to its own release. The highest estimate was 3,500. The lowest estimate was 3,000. With a target of 3,650, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish than all the strategists surveyed by Bloomberg. We encourage investors to stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2019 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The consensus among economists projects a 1.8% growth rate estimate for the U.S. economy in 2020 (on a fourth quarter to fourth quarter basis), according to a survey conducted by Bloomberg. However, Brian Wesbury, Chief Economist at First Trust Advisors L.P. believes the economy may grow at a 2.5% to 3.0% pace, in part due to home building and business investment that are poised to contribute more to economic growth in 2020 than what the broader consensus believes, in his opinion.

The combination of low interest rates, low inflation, strong job growth, regulatory reform and a more favorable U.S. corporate tax structure following the passage of the Tax Cuts and Jobs Act of 2017 makes the current climate an attractive one for investors, in our opinion. Minus tax reform, which took effect in 2018, and regulatory reform, which has been driven by the Trump Administration since it took office in 2017, investors have been prospering in a low rate/low inflation/strong job growth climate for the better part of the last decade. Very little has changed in that regard. One thing that has created some uncertainty in the markets is the extent of the potential fallout from the implementation and escalation of trade tariffs by the Trump Administration. That effort is now 21 months old and counting. The mid-December announcement that the U.S. and China had struck a "Phase One" deal is encouraging, in our opinion.

Investors are flocking to exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). The global ETF industry turns 30 years old on March 9, 2020. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $6.350 trillion at the close of 2019, up 31.9% from the $4.815 trillion at the end of 2018, according to its own release. In 2019, net inflows to ETFs/ETPs listed globally totaled $571.03 billion, the second highest on record behind the $653.26 billion registered in 2017.

U.S. STOCKS AND BONDS

In 2019, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 31.49%, 26.20%, and 22.78%, respectively, according to Bloomberg. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Communication Services and Financials, up 50.29%, 32.69% and 32.13%, respectively, while the only sector with a total return below 20% for the year was Energy, up 11.81%. The outlook for corporate earnings is encouraging, in our opinion. Bloomberg's 2020 and 2021 consensus earnings growth estimates for the S&P 500(R) Index were 9.02% and 10.72%, respectively, as of December 31, 2019.

The yield on the benchmark 10-year Treasury Note ("T-Note") closed trading on December 31, 2019, at 1.92%, down 77 basis points ("bps") from its 2.69% close a year earlier, according to Bloomberg. The yield stood 48 bps below its 2.40% average for the 10-year period ended December 31, 2019. For those investors still concerned about the prospects for an inverted yield curve, the spread between the 2-year T-Note and the 10-year T-Note closed 2019 at 35 bps (1.57% vs. 1.92%), according to data from Bloomberg. For comparative purposes, the average spread was 117 bps (3.33% vs. 4.50%) for the 30-year period ended December 31, 2019. The yield curve, while not inverted, remains relatively flat. We will monitor this scenario moving forward.

In the U.S. bond market, all the major bond groups posted positive returns in 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 14.32%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 5.22%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 0.23% against a basket of major currencies in 2019, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities, in our opinion. Aside from the currency aspect, foreign stocks and bonds performed quite well in 2019.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 12.13% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 6.84% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 18.44% (USD), while the MSCI World ex USA Index was up 22.49% (USD) on a total return basis, according to Bloomberg.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to measure the performance of micro-cap stocks issued by U.S. companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (9/27/05)      Ended       Ended       (9/27/05)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            27.25%      10.41%      12.43%        7.83%        64.11%     222.58%       193.13%
Market Value                                   27.42%      10.41%      12.44%        7.83%        64.05%     223.03%       193.05%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)            28.03%      11.05%      13.09%        8.53%        68.90%     242.26%       221.49%
Russell 2000(R) Index                          25.52%       8.23%      11.83%        8.20%        48.49%     205.82%       207.58%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 27.25% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("Benchmark") generated a return of 25.52%. The Financials sector received the greatest allocation of any sector in the Fund during the same period. With an average weight of 36.2%, investments in Financials returned 22.1% and contributed 7.9% to Fund performance. Communication Services is the only sector which had a negative contribution to return in the Fund. Investments in this sector returned -8.2% but received an allocation of only 1.2% and had a drag on Fund performance of only -0.1%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of outperformance were investments in the Health Care sector, which caused 2.2% of outperformance versus the Benchmark. Meanwhile, investments in the Industrials sector caused -1.5% of underperformance for the Fund.

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    31.81%
Industrials                                   17.08
Consumer Discretionary                        15.75
Energy                                         9.68
Information Technology                         8.33
Health Care                                    7.61
Consumer Staples                               3.96
Materials                                      3.77
Real Estate                                    0.88
Communication Services                         0.71
Utilities                                      0.42
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Kodiak Sciences, Inc.                          2.47%
Photronics, Inc.                               1.51
NexTier Oilfield Solutions, Inc.               1.51
Renewable Energy Group, Inc.                   1.50
Cohu, Inc.                                     1.35
Malibu Boats, Inc., Class A                    1.20
Axcelis Technologies, Inc.                     1.11
Kimball International, Inc., Class B           1.08
Zumiez, Inc.                                   1.00
Denbury Resources, Inc.                        0.99
                                             -------
   Total                                      13.72%
                                             =======

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/09              $10,000                   $10,000                 $10,000
06/10                9,721                     9,744                   9,805
12/10               12,576                    12,643                  12,686
06/11               12,999                    13,115                  13,474
12/11               11,485                    11,612                  12,158
06/12               12,225                    12,400                  13,195
12/12               13,308                    13,549                  14,145
06/13               15,469                    15,797                  16,388
12/13               19,072                    19,544                  19,636
06/14               18,944                    19,474                  20,262
12/14               19,658                    20,261                  20,596
06/15               20,680                    21,375                  21,574
12/15               19,768                    20,505                  19,686
06/16               20,262                    21,075                  20,123
12/16               26,776                    27,924                  23,882
06/17               26,942                    28,161                  25,074
12/17               29,038                    30,448                  27,381
06/18               31,399                    33,018                  29,478
12/18               25,349                    26,734                  24,363
06/19               28,307                    29,958                  28,500
12/19               32,258                    34,226                  30,582

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0
01/01/18 - 12/31/18             164             4              0            1
01/01/19 - 12/31/19             107             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0
01/01/18 - 12/31/18              81             1              0            0
01/01/19 - 12/31/19             145             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments. The securities comprising the Morningstar(R) US Market Index(SM) serve as the Fund's selection universe. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (3/9/06)       Ended       Ended       (3/9/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            24.36%      10.20%      12.56%        7.60%        62.49%     226.47%       174.90%
Market Value                                   24.37%      10.19%      12.56%        7.59%        62.44%     226.34%       174.72%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders Index(SM)      25.12%      10.75%      13.14%        8.13%        66.60%     243.71%       194.45%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.25%        73.86%     256.66%       239.26%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.36% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("Benchmark") generated a return of 31.49%. The greatest weight in the Fund was invested in Energy securities, which had an allocation of 18.8%, returned 10.7%, and contributed 1.8% to Fund performance. However, Communication Services had a more significant contribution to the Fund. With a slightly smaller allocation of 17.2%, investments in this sector returned 31.2% and contributed 5.3% to Fund return. No sector had a negative contribution to Fund returns. The most poorly performing sector in the Fund were the investments in Energy securities. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -2.8% versus the Benchmark was a result of the greater weight that the Fund gave to Energy securities while -2.4% of the underperformance was a result of the lesser weight given to Information Technology securities. A small amount of outperformance existed in the Fund from investments in the Industrials and Financials sectors, which produced 0.2% and 0.1% of outperformance, respectively.

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                        22.33%
Communication Services                        17.61
Financials                                    12.18
Consumer Staples                              11.39
Information Technology                         8.25
Utilities                                      8.13
Consumer Discretionary                         7.65
Health Care                                    6.90
Industrials                                    3.12
Materials                                      2.44
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                    10.03%
Exxon Mobil Corp.                              9.81
Verizon Communications, Inc.                   7.26
Chevron Corp.                                  6.65
Wells Fargo & Co.                              5.88
Philip Morris International, Inc.              5.19
AbbVie, Inc.                                   4.59
Altria Group, Inc.                             4.42
International Business Machines Corp.          4.09
Broadcom, Inc.                                 2.96
                                             -------
   Total                                      60.88%
                                             =======

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend           S&P 500(R)
                  Index Fund             Leaders Index(SM)        Index
12/09               $10,000                   $10,000            $10,000
06/10                 9,547                     9,568              9,335
12/10                11,604                    11,666             11,507
06/11                12,511                    12,612             12,199
12/11                13,279                    13,419             11,749
06/12                14,377                    14,578             12,864
12/12                14,492                    14,728             13,629
06/13                16,515                    16,830             15,513
12/13                17,785                    18,170             18,043
06/14                19,615                    20,098             19,331
12/14                20,090                    20,633             20,514
06/15                19,481                    20,051             20,766
12/15                20,638                    21,288             20,797
06/16                23,676                    24,494             21,596
12/16                24,914                    25,829             23,288
06/17                25,641                    26,656             25,466
12/17                27,887                    29,063             28,377
06/18                26,961                    28,171             29,132
12/18                26,248                    27,471             27,131
06/19                29,996                    31,490             32,161
12/19                32,647                    34,371             35,666

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0
01/01/18 - 12/31/18             140             1              0            0
01/01/19 - 12/31/19             195             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0
01/01/18 - 12/31/18             108             2              0            0
01/01/19 - 12/31/19              56             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings ("IPOs") (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/12/06)      Ended       Ended       (4/12/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            30.45%      10.63%      15.84%       11.58%        65.75%     335.20%       349.96%
Market Value                                   30.47%      10.63%      15.85%       11.58%        65.73%     335.35%       349.92%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                         30.96%      11.18%      16.49%       12.23%        69.88%     360.25%       386.73%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.20%        73.86%     256.66%       234.62%
Russell 3000(R) Index                          31.02%      11.24%      13.42%        9.08%        70.35%     252.15%       229.61%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.45% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("Benchmark") generated a return of 31.02%. The Information Technology sector was given the largest allocation in the Fund with a 28.9% weighting. This sector had a positive return of 35.4% resulting in a 10.3% contribution to the Fund's return. This was also the largest contribution to the Fund's return for the same period. The Energy sector was the worst performing sector with a -3.2% return to the Fund but the contribution to the Fund was a positive 0.1% for the period. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance can be attributed to the Information Technology sector allocation within the Fund, specifically the security selection. The Fund overweighted but underperformed the Benchmark by 7.9% and -13.6%, respectively, resulting in -1.1% of relative underperformance. The Fund's security selection within the Health Care sector resulted in a 0.5% relative outperformance when compared to the Benchmark.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        21.34%
Health Care                                   20.82
Communication Services                        15.24
Industrials                                   10.87
Consumer Staples                              10.44
Consumer Discretionary                         8.35
Utilities                                      4.56
Financials                                     3.97
Materials                                      2.97
Real Estate                                    1.44
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PayPal Holdings, Inc.                          4.30%
Thermo Fisher Scientific, Inc.                 4.04
Verizon Communications, Inc.                   3.58
Sempra Energy                                  3.52
Bristol-Myers Squibb Co.                       3.39
Takeda Pharmaceutical Co., Ltd.                2.98
Fidelity National Information
   Services, Inc.                              2.89
Uber Technologies, Inc.                        2.86
Tesla, Inc.                                    2.76
Zoetis, Inc.                                   2.67
                                             -------
   Total                                      32.99%
                                             =======

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2009 - DECEMBER 31, 2019

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/09            $10,000               $10,000           $10,000              $10,000
06/10              9,407                 9,437             9,335                9,395
12/10             11,827                11,909            11,507               11,693
06/11             12,998                13,133            12,200               12,436
12/11             12,193                12,359            11,750               11,813
06/12             13,844                14,074            12,865               12,914
12/12             15,853                16,161            13,630               13,752
06/13             18,515                18,921            15,514               15,686
12/13             23,460                24,060            18,044               18,367
06/14             25,011                25,732            19,332               19,642
12/14             26,254                27,091            20,515               20,673
06/15             28,522                29,518            20,767               21,074
12/15             26,828                27,847            20,798               20,773
06/16             26,654                27,730            21,597               21,525
12/16             28,626                29,862            23,286               23,417
06/17             31,686                33,135            25,461               25,508
12/17             36,344                38,105            28,369               28,365
06/18             38,245                40,182            29,121               29,278
12/18             33,357                35,139            27,126               26,877
06/19             41,966                44,326            32,155               31,913
12/19             43,520                46,025            35,666               35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0
01/01/18 - 12/31/18             157             3              1            0
01/01/19 - 12/31/19             177             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0
01/01/18 - 12/31/18              87             3              0            0
01/01/19 - 12/31/19              75             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            19.78%       7.88%      17.98%       16.10%        46.09%     422.33%       654.28%
Market Value                                   19.77%       7.87%      17.97%       16.10%        46.05%     422.11%       654.23%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)              20.43%       8.41%      18.57%       16.72%        49.75%     449.31%       710.67%
S&P Composite 1500(R) Health Care Index        20.87%      10.69%      15.17%       11.89%        66.18%     310.75%       357.25%
NASDAQ(R) Biotechnology Index                  25.11%       4.04%      16.61%       13.38%        21.92%     364.74%       447.43%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.61%        73.86%     256.66%       246.36%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 19.78% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index ("Benchmark") returned 20.87%. The Fund's allocation to the Biotechnology industry was its largest with a 78.9% weight and 19.8% return, resulting in a 15.8% contribution to the Fund's return, which was also the largest contributor to the Fund's return. The Fund's Pharmaceutical industry allocation returned -34.3% but the small weight within the Fund of 3.0% limited the negative contribution to the Fund to -0.9%. On a relative basis, the Fund underperformed the Benchmark. The Fund did not have an allocation to the Health Care Equipment and Supplies industry, compared to the Benchmark's 25.2% allocation to this industry, resulting in a relative underperformance of -1.4% for the Fund. The Fund overallocated and outperformed the Benchmark within the Biotechnology industry by 64.8% and 7.6%, respectively, creating 0.4% of relative outperformance.

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 80.79%
Life Sciences Tools & Services                15.69
Pharmaceuticals                                3.52
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Intercept Pharmaceuticals, Inc.                5.36%
Sarepta Therapeutics, Inc.                     4.24
Agios Pharmaceuticals, Inc.                    4.07
Alnylam Pharmaceuticals, Inc.                  3.82
Biogen, Inc.                                   3.80
Seattle Genetics, Inc.                         3.68
Regeneron Pharmaceuticals, Inc.                3.52
Nektar Therapeutics                            3.52
Vertex Pharmaceuticals, Inc.                   3.46
BioMarin Pharmaceutical, Inc.                  3.44
                                             -------
   Total                                      38.91%
                                             =======

                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            DECEMBER 31, 2009 - DECEMBER 31, 2019

             First Trust NYSE           NYSE Arca           NASDAQ (R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/09            $10,000                 $10,000              $10,000            $10,000             $10,000
06/10             10,823                  10,859                9,492              9,335               9,274
12/10             13,689                  13,774               11,526             11,507              10,520
06/11             15,360                  15,504               13,179             12,200              12,013
12/11             11,449                  11,585               12,918             11,750              11,770
06/12             15,362                  15,595               16,124             12,865              13,122
12/12             16,133                  16,422               17,089             13,630              13,930
06/13             20,365                  20,775               21,682             15,514              16,801
12/13             24,216                  24,764               28,362             18,044              19,807
06/14             28,841                  29,526               32,194             19,332              21,827
12/14             35,751                  36,630               38,120             20,515              24,717
06/15             43,502                  44,645               46,427             20,767              27,238
12/15             39,669                  40,801               42,605             20,798              26,549
06/16             31,410                  32,404               32,486             21,597              26,703
12/16             31,894                  32,987               33,509             23,286              26,003
06/17             39,989                  41,461               39,319             25,461              30,286
12/17             43,692                  45,421               40,758             28,369              31,846
06/18             49,145                  51,194               42,038             29,121              32,891
12/18             43,607                  45,542               37,140             27,127              33,982
06/19             49,421                  51,745               41,945             32,157              36,835
12/19             52,233                  54,931               46,474             35,666              41,075

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0
01/01/18 - 12/31/18             156             1              2            1
01/01/19 - 12/31/19              97             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0
01/01/18 - 12/31/18              88             3              0            0
01/01/19 - 12/31/19             154             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            19.26%      17.81%      18.69%       15.45%       126.99%     455.03%       598.61%
Market Value                                   19.18%      17.80%      18.68%       15.44%       126.81%     454.57%       598.30%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)         20.08%      18.46%      19.35%       16.08%       133.29%     486.39%       652.05%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.61%        73.86%     256.66%       246.36%
S&P Composite 1500(R) Information
   Technology Index                            49.75%      19.85%      17.31%       14.25%       147.33%     393.77%       506.65%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 19.26% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Information Technology Index ("Benchmark") returned 49.75%. The Information Technology sector was the Fund's largest allocated sector with a 42.2% weight. This sector had a 14.8% return contributing 6.7% to the Fund's return. The Communication Services sector had the largest contribution to the Fund's return with 10.0%, due to the 31.1% allocation and 34.9% return for this sector. The smallest contribution to the Fund's return was from the Financials sector. The Fund allocated 4.8% of its portfolio to this sector which had a 1.5% return, resulting in a 0.2% contribution to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. The primary cause of the underperformance was the Fund's underweight and underperformance in the Information Technology sector by -56.9% and -35.0%, respectively, resulting in a -13.0% drag on relative performance.

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        47.86%
Communication Services                        27.89
Consumer Discretionary                        17.79
Financials                                     4.01
Health Care                                    2.45
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                               8.91%
Facebook, Inc., Class A                        7.30
Cisco Systems, Inc.                            5.67
Netflix, Inc.                                  4.89
salesforce.com, Inc.                           4.82
PayPal Holdings, Inc.                          4.52
Alphabet, Inc., Class A                        4.39
Alphabet, Inc., Class C                        4.37
eBay, Inc.                                     2.98
Twitter, Inc.                                  2.87
                                             -------
   Total                                      50.72%
                                             =======

                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2009 - DECEMBER 31, 2019

               First Trust                Dow Jones                               S&P Composite 1500(R)
            Dow Jones Internet        Internet Composite        S&P 500(R)        Information Technology
                Index Fund                Index(SM)               Index                   Index
12/09            $10,000                   $10,000               $10,000                 $10,000
06/10              9,518                     9,530                 9,335                   8,998
12/10             13,663                    13,726                11,507                  11,212
06/11             14,449                    14,551                12,200                  11,488
12/11             12,878                    13,024                11,750                  11,338
06/12             14,095                    14,298                12,865                  12,780
12/12             15,564                    15,841                13,630                  13,010
06/13             18,098                    18,471                15,514                  13,886
12/13             23,875                    24,452                18,044                  16,783
06/14             23,760                    24,377                19,332                  18,201
12/14             24,454                    25,135                20,515                  19,963
06/15             26,799                    27,621                20,767                  20,223
12/15             29,776                    30,765                20,798                  21,080
06/16             28,770                    29,799                21,597                  21,093
12/16             31,834                    33,056                23,286                  24,198
06/17             37,793                    39,350                25,461                  28,220
12/17             43,810                    45,733                28,369                  33,221
06/18             54,916                    57,468                29,121                  36,722
12/18             46,532                    48,843                27,127                  32,986
06/19             57,314                    60,421                32,157                  41,905
12/19             55,503                    58,639                35,666                  49,377

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0
01/01/18 - 12/31/18             116             4              2            0
01/01/19 - 12/31/19             113             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0
01/01/18 - 12/31/18             125             4              0            0
01/01/19 - 12/31/19             139             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (7/6/06)       Ended       Ended       (7/6/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            26.72%      11.15%      13.22%       10.18%        69.64%     246.04%       269.79%
Market Value                                   26.62%      11.11%      13.21%       10.18%        69.36%     245.91%       269.67%

INDEX PERFORMANCE
The Capital Strength Index(SM)*                27.60%      11.87%       N/A           N/A         75.22%       N/A           N/A
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.42%        73.86%     256.66%       236.79%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.72% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("Benchmark") generated a return of 31.49%. Industrials received the greatest allocation of the sectors in the Fund during the period. Carrying an average weight of 19.3%, investments in Industrials returned 19.6% and contributed 4.7% to overall Fund return. No invested sector experienced a negative return during the period, but the least-positive return came from investments in the Energy sector. Energy returned 16.8%. This sector received a very low weight of 1.5% in the Fund and contributed 0.4% to total Fund return. On a relative basis, the Fund underperformed the Benchmark. The bulk of the underperformance came from investments in Information Technology. This sector caused -3.4% underperformance versus the Benchmark during the period. The sector with the largest contribution to Fund outperformance was the Health Care sector. Investments in Health Care caused 1.1% outperformance versus the Benchmark.

-----------------------------
NASDAQ(R) and the Capital Strength Index(SM) are trademarks (the "Marks") of Nasdaq, Inc. (collectively with its affiliates, "NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                   20.78%
Industrials                                   19.83
Information Technology                        15.98
Financials                                    14.28
Consumer Discretionary                        11.60
Consumer Staples                               7.51
Materials                                      4.09
Communication Services                         2.08
Energy                                         1.96
Real Estate                                    1.89
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Eli Lilly & Co.                                2.28%
UnitedHealth Group, Inc.                       2.26
Amgen, Inc.                                    2.24
Boston Scientific Corp.                        2.22
Microsoft Corp.                                2.16
Johnson & Johnson                              2.15
Illinois Tool Works, Inc.                      2.14
Accenture PLC, Class A                         2.12
Marsh & McLennan Cos., Inc.                    2.12
Northern Trust Corp.                           2.12
                                             -------
   Total                                      21.81%
                                             =======

      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
         DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/09             $10,000               $10,000
06/10               9,246                 9,335
12/10              11,403                11,507
06/11              12,300                12,200
12/11              11,068                11,750
06/12              11,669                12,865
12/12              12,999                13,630
06/13              15,163                15,514
12/13              17,665                18,044
06/14              18,651                19,332
12/14              20,397                20,515
06/15              20,362                20,767
12/15              20,733                20,798
06/16              21,840                21,597
12/16              22,510                23,286
06/17              25,299                25,461
12/17              28,471                28,369
06/18              28,707                29,121
12/18              27,303                27,126
06/19              32,100                32,155
12/19              34,604                35,666

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0
01/01/18 - 12/31/18             161             3              0            1
01/01/19 - 12/31/19             222             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0
01/01/18 - 12/31/18              84             1              1            0
01/01/19 - 12/31/19              30             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the securities ranked #1 or #2 according to Value Line Publishing, LLC's proprietary Value Line(R) Safety(SM) Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (8/19/03)      Ended       Ended       (8/19/03)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            26.60%      10.80%      13.18%       10.16%        66.99%     244.83%       387.31%
Market Value                                   26.56%      10.79%      13.17%       10.16%        66.94%     244.46%       387.17%

INDEX PERFORMANCE
Value Line(R) Dividend Index*                  27.63%      11.67%      14.08%         N/A         73.66%     273.29%         N/A
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.64%        73.86%     256.66%       350.90%
Dow Jones U.S. Select Dividend Index(SM)*      23.11%       9.91%      13.41%         N/A         60.37%     252.00%         N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2019) were 201.19% and 202.63% at NAV and Market Value, respectively. That compares to an Index return of 233.65% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2019) were 8.82% and 8.86% at NAV and Market Value, respectively. That compares to an Index return of 9.68% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.60% during the 12-month period covered by this report. During the same period, the Benchmark S&P 500(R) Index ("Benchmark") generated a return of 31.49%. The Fund allocated 21.2% to the Utilities sector, the largest allocation within the Fund. This sector returned 23.2%, contributing 4.9% to the Fund's return. The Financials sector was the largest contribution to the Fund's return at 5.7% due to the Fund's 20.0% allocation and 28.4% return for this sector. The smallest contribution to the Fund's return was in the Energy sector with a 0.6% contribution, attributable to the Fund's 2.7% allocation to the sector. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance came from the Information Technology sector where the Fund underweighted and underperformed the Benchmark by -15.5% and -16.2%, respectively, resulting in a -3.1% drag on performance. This underperformance was partially reduced by the Fund's allocation to the Health Care sector which delivered 1.3% in relative outperformance.

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     22.02%
Financials                                    20.41
Industrials                                   13.84
Consumer Staples                              10.93
Health Care                                    6.94
Information Technology                         5.93
Real Estate                                    5.04
Communication Services                         4.49
Consumer Discretionary                         4.44
Materials                                      3.48
Energy                                         2.48
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
International Flavors & Fragrances,
   Inc.                                        0.52%
Simon Property Group, Inc.                     0.51
WP Carey, Inc.                                 0.51
Assurant, Inc.                                 0.51
Realty Income Corp.                            0.51
Mid-America Apartment Communities,
   Inc.                                        0.51
Cincinnati Financial Corp.                     0.51
South Jersey Industries, Inc.                  0.51
Evergy, Inc.                                   0.51
Comcast Corp., Class A                         0.51
                                             -------
   Total                                       5.11%
                                             =======

                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2009 - DECEMBER 31, 2019

                First Trust
               Value Line(R)           Value Line(R)           S&P 500(R)          Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index            Index              Dividend Index(SM)
12/09             $10,000                 $10,000               $10,000                   $10,000
06/10               9,712                   9,746                 9,335                     9,871
12/10              11,608                  11,699                11,507                    11,832
06/11              12,552                  12,702                12,200                    12,824
12/11              12,657                  12,856                11,750                    13,301
06/12              13,458                  13,737                12,865                    14,171
12/12              14,071                  14,410                13,630                    14,743
06/13              16,026                  16,484                15,514                    16,785
12/13              17,810                  18,386                18,044                    19,027
06/14              19,328                  20,044                19,332                    20,904
12/14              20,650                  21,497                20,515                    21,949
06/15              20,220                  21,132                20,767                    21,165
12/15              20,907                  21,948                20,798                    21,590
06/16              23,851                  25,148                21,597                    24,947
12/16              25,077                  26,541                23,286                    26,337
06/17              26,441                  28,094                25,461                    27,941
12/17              28,207                  30,077                28,369                    30,403
06/18              27,987                  29,960                29,121                    30,713
12/18              27,231                  29,253                27,128                    28,587
06/19              31,882                  34,400                32,157                    32,486
12/19              34,483                  37,329                35,666                    35,200

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0
01/01/18 - 12/31/18             143             1              0            0
01/01/19 - 12/31/19             241             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0
01/01/18 - 12/31/18             106             1              0            0
01/01/19 - 12/31/19              11             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the 100 highest ranked securities according to Value Line Publishing, LLC's proprietary Value Line Timeliness Ranking System. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/12/03)      Ended       Ended       (6/12/03)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            22.38%       2.94%       8.79%        5.37%        15.57%     132.21%       137.73%
Market Value                                   22.45%       2.94%       8.78%        5.37%        15.58%     132.11%       137.62%

INDEX PERFORMANCE
Value Line(R) 100 Index*                       23.42%       3.89%       9.80%         N/A         21.01%     154.70%         N/A
Russell 3000(R) Index                          31.02%      11.24%      13.42%        9.74%        70.35%     252.15%       365.51%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2019) were 44.30% and 44.24% at NAV and Market Value, respectively. That compares to an Index return of 61.14% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2019) were 2.97% and 2.96% at NAV and Market Value, respectively. That compares to an Index return of 3.88% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 22.38% during the 12-month period covered by this report. During the same period, the Benchmark Russell 3000(R) Index ("Benchmark") generated a return of 31.02%. The most heavily weighted sector in the Fund was Information Technology. Investments in this sector received an allocation of 20.7%, returned 39.4%, and contributed 6.9% to total Fund return. The best-performing sector in the Fund during the same period were investments in Financials. This sector returned 43.2%, carried an average weight in the fund of 7.5%, and contributed 2.4% to total Fund return. No sector experienced a negative return in the Fund over the period. The least well-performing sector was the Energy sector, with a return of 6.0%. This sector received an allocation of 9.6% and contributed 0.4% to total Fund return. On a relative basis, the Fund underperformed the Benchmark. Underperformance of -2.0% came from investments in the Information Technology sector. The Fund and the Benchmark allocated similar weight to Information Technology, but the Fund underperformed, due to the selection effect. Meanwhile, 0.6% outperformance was earned from investments in the Real Estate sector.

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        16.59%
Financials                                    12.32
Industrials                                   11.50
Materials                                     10.72
Health Care                                   10.65
Utilities                                     10.08
Consumer Staples                               7.28
Energy                                         6.64
Consumer Discretionary                         5.96
Real Estate                                    5.22
Communication Services                         3.04
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AudioCodes Ltd.                                1.51%
Tyler Technologies, Inc.                       1.24
Procter & Gamble (The) Co.                     1.24
Motorola Solutions, Inc.                       1.23
Zoetis, Inc.                                   1.21
Copart, Inc.                                   1.19
West Pharmaceutical Services, Inc.             1.18
Teledyne Technologies, Inc.                    1.17
Crown Castle International Corp.               1.17
Arconic, Inc.                                  1.16
                                             -------
   Total                                      12.30%
                                             =======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust Value Line(R) 100            Value Line(R)            Russell 3000(R)
                Exchange-Traded Fund                   100 Index                   Index
12/09                  $10,000                          $10,000                   $10,000
06/10                    9,914                            9,965                     9,395
12/10                   12,951                           13,074                    11,693
06/11                   13,685                           13,916                    12,436
12/11                   11,925                           12,153                    11,813
06/12                   12,258                           12,542                    12,913
12/12                   12,942                           13,293                    13,752
06/13                   14,870                           15,353                    15,685
12/13                   18,046                           18,734                    18,366
06/14                   19,999                           20,857                    19,641
12/14                   20,093                           21,047                    20,672
06/15                   20,625                           21,704                    21,073
12/15                   19,464                           20,560                    20,771
06/16                   20,134                           21,360                    21,523
12/16                   21,437                           22,879                    23,415
06/17                   21,235                           22,815                    25,506
12/17                   23,388                           25,217                    28,363
06/18                   23,014                           24,914                    29,276
12/18                   18,972                           20,634                    26,877
06/19                   22,560                           24,643                    31,907
12/19                   23,221                           25,470                    35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0
01/01/18 - 12/31/18             182             4              0            1
01/01/19 - 12/31/19             109             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0
01/01/18 - 12/31/18              63             1              0            0
01/01/19 - 12/31/19             143             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2019 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2019      DECEMBER 31, 2019      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,139.40             0.60%             $3.24
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,088.20             0.45%             $2.37
Hypothetical (5% return before expenses)             $1,000.00           $1,022.94             0.45%             $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $1,036.80             0.58%             $2.98
Hypothetical (5% return before expenses)             $1,000.00           $1,022.28             0.58%             $2.96

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,057.00             0.55%             $2.85
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $  968.20             0.52%             $2.58
Hypothetical (5% return before expenses)             $1,000.00           $1,022.58             0.52%             $2.65

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,077.80             0.59%             $3.09
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2019 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2019      DECEMBER 31, 2019      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,081.30             0.70%             $3.67
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
Actual                                               $1,000.00           $1,029.10             0.70%             $3.58
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2019 through December 31, 2019), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.7%
      23,669 Ducommun, Inc. (a)                $    1,195,995
      11,209 National Presto Industries, Inc.         990,763
      43,369 Park Aerospace Corp.                     705,614
      25,607 Vectrus, Inc. (a)                      1,312,615
                                               --------------
                                                    4,204,987
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.8%
      60,730 Echo Global Logistics, Inc. (a)        1,257,111
                                               --------------
             AUTO COMPONENTS -- 0.1%
      33,348 Shiloh Industries, Inc. (a)              118,719
                                               --------------
             BANKS -- 22.2%
      18,141 1st Constitution Bancorp                 401,460
       8,280 Bank7 Corp.                              156,989
      34,603 Bar Harbor Bankshares                    878,570
      27,345 Baycom Corp. (a)                         621,825
      26,589 Business First Bancshares, Inc.          662,864
      10,790 Cambridge Bancorp                        864,819
      18,743 Capital Bancorp, Inc. (a)                279,083
      11,121 CB Financial Services, Inc.              335,187
      32,718 Civista Bancshares, Inc.                 785,232
      31,786 CNB Financial Corp.                    1,038,767
      17,230 Coastal Financial Corp. (a)              283,778
      31,268 Equity Bancshares, Inc.,
                Class A (a)                           965,243
      35,595 Financial Institutions, Inc.           1,142,600
      37,325 First Bank                               412,441
      30,160 First Community Bankshares, Inc.         935,563
      15,523 First Community Corp.                    335,452
      30,511 First Financial Corp.                  1,394,963
      15,796 First Financial Northwest, Inc.          235,992
      86,438 First Foundation, Inc.                 1,504,021
      18,858 First Internet Bancorp                   447,123
      29,292 First Mid Bancshares, Inc.             1,032,543
      14,234 First United Corp.                       342,897
      62,648 Flushing Financial Corp.               1,353,510
      29,798 Franklin Financial Network, Inc.       1,022,965
      50,019 Independent Bank Corp./MI              1,132,930
       9,960 Level One Bancorp, Inc.                  250,594
      36,347 Mercantile Bank Corp.                  1,325,575
      15,920 Metropolitan Bank Holding
                Corp. (a)                             767,822
      45,900 Midland States Bancorp, Inc.           1,329,264
      24,092 MidWestOne Financial Group, Inc.         872,853
      19,945 Nicolet Bankshares, Inc. (a)           1,472,938
      14,551 Northrim BanCorp, Inc.                   557,303
      59,880 Old Second Bancorp, Inc.                 806,584
      19,891 Parke Bancorp, Inc.                      505,033
      35,594 Peapack Gladstone Financial Corp.      1,099,855
      41,891 Peoples Bancorp, Inc.                  1,451,942
      33,035 QCR Holdings, Inc.                     1,448,915
      16,317 SB One Bancorp                           406,620
      31,304 Sierra Bancorp                           911,572
      28,269 SmartFinancial, Inc.                     668,562
      15,596 Southern First Bancshares,
                Inc. (a)                              662,674
      40,891 Southern National Bancorp of
                Virginia, Inc.                        668,568


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      35,325 Spirit of Texas Bancshares,
                Inc. (a)                       $      812,475
                                               --------------
                                                   34,585,966
                                               --------------
             BEVERAGES -- 0.3%
      25,552 Craft Brew Alliance, Inc. (a)            421,608
                                               --------------
             BIOTECHNOLOGY -- 4.4%
      34,837 Cyclerion Therapeutics, Inc. (a)          94,757
      41,427 Gritstone Oncology, Inc. (a) (b)         371,600
      13,450 Hookipa Pharma, Inc. (a)                 164,493
       1,801 Immunic, Inc. (a)                         17,470
      53,588 Kodiak Sciences, Inc. (a)              3,855,657
      14,281 LogicBio Therapeutics, Inc. (a) (b)      102,823
     484,286 Palatin Technologies, Inc. (a) (b)       378,809
      33,282 PhaseBio Pharmaceuticals,
                Inc. (a) (b)                          203,353
      18,707 Synthorx, Inc. (a)                     1,307,432
      31,015 TCR2 Therapeutics, Inc. (a) (b)          442,894
                                               --------------
                                                    6,939,288
                                               --------------
             BUILDING PRODUCTS -- 1.4%
      40,712 Insteel Industries, Inc.                 874,901
      73,784 Quanex Building Products Corp.         1,260,231
                                               --------------
                                                    2,135,132
                                               --------------
             CAPITAL MARKETS -- 1.8%
       6,927 Diamond Hill Investment Group,
                Inc.                                  972,966
      20,909 Oppenheimer Holdings, Inc.,
                Class A                               574,579
      33,417 Victory Capital Holdings, Inc.,
                Class A (b)                           700,755
      17,553 Westwood Holdings Group, Inc.            519,920
                                               --------------
                                                    2,768,220
                                               --------------
             CHEMICALS -- 1.5%
      59,105 American Vanguard Corp.                1,150,774
      57,423 FutureFuel Corp.                         711,471
     111,107 Rayonier Advanced Materials, Inc.        426,651
                                               --------------
                                                    2,288,896
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.1%
      58,078 Ennis, Inc.                            1,257,389
      26,826 Heritage-Crystal Clean, Inc. (a)         841,531
      81,707 Kimball International, Inc.,
                Class B                             1,688,884
      70,719 Quad/Graphics, Inc.                      330,258
      19,282 VSE Corp.                                733,487
                                               --------------
                                                    4,851,549
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
      75,916 CalAmp Corp. (a)                         727,275
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 3.3%
      41,092 Ameresco, Inc., Class A (a)              719,110
      29,218 Argan, Inc.                            1,172,811
      72,529 Construction Partners, Inc.,
                Class A (a)                         1,223,564
      37,041 MYR Group, Inc. (a)                    1,207,166


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION & ENGINEERING
                (CONTINUED)
      57,973 Sterling Construction Co.,
                Inc. (a)                       $      816,260
                                               --------------
                                                    5,138,911
                                               --------------
             CONSUMER FINANCE -- 1.1%
      30,461 Curo Group Holdings Corp. (a)            371,015
     116,955 EZCORP, Inc., Class A (a)                797,633
      20,693 Regional Management Corp. (a)            621,411
                                               --------------
                                                    1,790,059
                                               --------------
             CONTAINERS & PACKAGING -- 0.8%
      79,031 Myers Industries, Inc.                 1,318,237
                                               --------------
             DISTRIBUTORS -- 0.2%
      13,420 Weyco Group, Inc.                        354,959
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.3%
      34,260 American Public Education,
                Inc. (a)                              938,381
      36,093 Carriage Services, Inc.                  923,981
      67,345 Zovio, Inc. (a)                          138,731
                                               --------------
                                                    2,001,093
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.2%
       5,906 Preformed Line Products Co.              356,427
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.2%
      54,113 Kimball Electronics, Inc. (a)            949,683
      27,808 Vishay Precision Group, Inc. (a)         945,472
                                               --------------
                                                    1,895,155
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 2.6%
      73,275 Covia Holdings Corp. (a)                 149,481
      72,778 FTS International, Inc. (a)               75,689
      46,743 KLX Energy Services Holdings,
                Inc. (a)                              301,025
      29,049 Mammoth Energy Services, Inc.             63,908
     350,809 NexTier Oilfield Solutions,
                Inc. (a)                            2,350,420
      70,416 Solaris Oilfield Infrastructure,
                Inc., Class A                         985,824
      37,652 US Well Services, Inc. (a)                71,162
                                               --------------
                                                    3,997,509
                                               --------------
             ENTERTAINMENT -- 0.4%
      50,551 Sciplay Corp., Class A (a)               621,272
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.6%
      66,585 Braemar Hotels & Resorts, Inc.           594,604
      22,348 BRT Apartments Corp.                     379,246
                                               --------------
                                                      973,850
                                               --------------
             FOOD & STAPLES RETAILING -- 2.3%
      73,093 HF Foods Group, Inc. (a) (b)           1,425,313
      31,543 Ingles Markets, Inc., Class A          1,498,608
      17,493 Natural Grocers by Vitamin
                Cottage, Inc.                         172,656
      18,633 Village Super Market, Inc.,
                Class A                               432,286
                                               --------------
                                                    3,528,863
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 0.9%
      64,862 Landec Corp. (a)                  $      733,589
      34,008 Limoneira Co.                            653,974
                                               --------------
                                                    1,387,563
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.9%
      14,344 FONAR Corp. (a)                          282,434
      95,099 Meridian Bioscience, Inc.                929,117
      13,186 Soliton, Inc. (a) (b)                    144,782
                                               --------------
                                                    1,356,333
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.5%
     136,937 BBX Capital Corp.                        653,189
      36,968 Chuy's Holdings, Inc. (a)                958,210
      71,730 Del Taco Restaurants, Inc. (a)           567,026
      18,402 RCI Hospitality Holdings, Inc.           377,241
      60,388 Ruth's Hospitality Group, Inc.         1,314,345
                                               --------------
                                                    3,870,011
                                               --------------
             HOUSEHOLD DURABLES -- 2.3%
      54,427 Ethan Allen Interiors, Inc.            1,037,379
      52,797 Green Brick Partners, Inc. (a)           606,109
      11,600 Hamilton Beach Brands Holding
                Co., Class A                          221,560
      26,339 Hooker Furniture Corp.                   676,649
      13,202 Legacy Housing Corp. (a)                 219,681
      29,070 Turtle Beach Corp. (a)                   274,711
      64,715 ZAGG, Inc. (a) (b)                       524,839
                                               --------------
                                                    3,560,928
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.4%
      21,821 Central Garden & Pet Co. (a)             677,978
                                               --------------
             INSURANCE -- 1.9%
      21,827 FedNat Holding Co.                       362,983
      24,624 Health Insurance Innovations,
                Inc., Class A (a) (b)                 474,997
       3,152 Investors Title Co.                      501,799
      28,198 Palomar Holdings, Inc. (a)             1,423,717
       7,626 Watford Holdings Ltd. (a)                191,870
                                               --------------
                                                    2,955,366
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.2%
     106,730 DHI Group, Inc. (a)                      321,257
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.6%
      26,137 Duluth Holdings, Inc.,
                Class B (a) (b)                       275,223
      36,014 Lands' End, Inc. (a)                     605,035
                                               --------------
                                                      880,258
                                               --------------
             IT SERVICES -- 1.5%
      59,868 Hackett Group (The), Inc.                966,270
     115,226 Unisys Corp. (a)                       1,366,580
                                               --------------
                                                    2,332,850
                                               --------------
             LEISURE PRODUCTS -- 2.3%
      13,175 Johnson Outdoors, Inc., Class A        1,010,523
      45,534 Malibu Boats, Inc., Class A (a)        1,864,617


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LEISURE PRODUCTS (CONTINUED)
      41,949 MasterCraft Boat Holdings,
                Inc. (a)                       $      660,697
                                               --------------
                                                    3,535,837
                                               --------------
             MACHINERY -- 2.6%
      33,578 Blue Bird Corp. (a)                      769,608
      14,153 Hurco Cos., Inc.                         542,909
      38,988 Lydall, Inc. (a)                         800,034
      19,180 Park-Ohio Holdings Corp.                 645,407
      68,769 Spartan Motors, Inc.                   1,243,343
                                               --------------
                                                    4,001,301
                                               --------------
             MEDIA -- 0.1%
     117,075 Lee Enterprises, Inc. (a)                166,246
                                               --------------
             METALS & MINING -- 1.4%
      20,307 Olympic Steel, Inc.                      363,901
      35,309 Ryerson Holding Corp. (a)                417,706
     193,027 SunCoke Energy, Inc.                   1,202,558
      19,553 Universal Stainless & Alloy
                Products, Inc. (a)                    291,340
                                               --------------
                                                    2,275,505
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
      34,964 Cherry Hill Mortgage Investment
                Corp.                                 510,125
      51,054 Dynex Capital, Inc.                      864,855
      18,003 Ellington Residential Mortgage
                REIT                                  195,332
                                               --------------
                                                    1,570,312
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 7.1%
      59,357 Brigham Minerals, Inc., Class A        1,272,614
      57,629 CONSOL Energy, Inc. (a)                  836,197
   1,096,261 Denbury Resources, Inc. (a)            1,545,728
      75,199 Green Plains, Inc.                     1,160,321
     323,365 Gulfport Energy Corp. (a)                983,030
      48,458 Hallador Energy Co.                      143,920
     133,427 Overseas Shipholding Group, Inc.,
                Class A (a)                           306,882
      86,693 Renewable Energy Group, Inc. (a)       2,336,376
      12,462 REX American Resources Corp. (a)       1,021,385
     123,557 Unit Corp. (a)                            85,946
     114,322 VAALCO Energy, Inc. (a)                  253,795
     206,600 W&T Offshore, Inc. (a)                 1,148,696
                                               --------------
                                                   11,094,890
                                               --------------
             PHARMACEUTICALS -- 2.3%
     244,654 Amneal Pharmaceuticals, Inc. (a)       1,179,232
      24,168 Eton Pharmaceuticals, Inc. (a) (b)       174,010
      12,040 Kaleido Biosciences, Inc. (a) (b)         60,441
     187,104 Mallinckrodt PLC (a) (b)                 652,993
      17,330 Osmotica Pharmaceuticals
                PLC (a) (b)                           121,137
      45,140 Phibro Animal Health Corp.,
                Class A                             1,120,826
      16,899 Urovant Sciences Ltd. (a) (b)            262,103
                                               --------------
                                                    3,570,742
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PROFESSIONAL SERVICES -- 2.4%
      16,674 Barrett Business Services, Inc.   $    1,508,330
      20,509 BG Staffing, Inc.                        448,942
      66,983 Resources Connection, Inc.             1,093,832
      22,156 Willdan Group, Inc. (a)                  704,118
                                               --------------
                                                    3,755,222
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
      20,246 Altisource Portfolio Solutions
                S.A. (a) (b)                          391,355
                                               --------------
             ROAD & RAIL -- 0.6%
      27,603 Covenant Transportation Group,
                Inc., Class A (a)                     356,769
       4,225 PAM Transportation Services,
                Inc. (a)                              243,824
      17,603 Universal Logistics Holdings, Inc.       333,753
                                               --------------
                                                      934,346
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.2%
      72,135 Axcelis Technologies, Inc. (a)         1,738,093
      79,644 AXT, Inc. (a)                            346,451
      91,815 Cohu, Inc.                             2,097,973
     149,511 Photronics, Inc. (a)                   2,356,293
                                               --------------
                                                    6,538,810
                                               --------------
             SOFTWARE -- 0.6%
      65,737 American Software, Inc., Class A         978,167
                                               --------------
             SPECIALTY RETAIL -- 6.3%
      13,733 America's Car-Mart, Inc. (a)           1,505,961
     263,925 Chico's FAS, Inc.                      1,005,554
      23,054 Citi Trends, Inc.                        533,008
      37,244 Container Store Group, (The),
                Inc. (a)                              157,170
     149,667 Express, Inc. (a)                        728,878
      40,252 Haverty Furniture Cos., Inc.             811,480
      39,226 Hibbett Sports, Inc. (a)               1,099,897
     119,799 Party City Holdco, Inc. (a) (b)          280,330
      53,738 RTW RetailWinds, Inc. (a)                 43,044
      19,895 Shoe Carnival, Inc. (b)                  741,686
      89,452 Sportsman's Warehouse Holdings,
                Inc. (a)                              718,300
      49,063 Tilly's, Inc., Class A                   601,022
      45,358 Zumiez, Inc. (a)                       1,566,665
                                               --------------
                                                    9,792,995
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 0.3%
      70,745 Immersion Corp. (a)                      525,635
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.3%
      15,260 Rocky Brands, Inc.                       449,102
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 3.8%
      43,894 First Defiance Financial Corp.         1,382,222
       9,214 FS Bancorp, Inc.                         587,761
      15,066 Home Bancorp, Inc.                       590,437
      33,662 Luther Burbank Corp.                     388,123


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      26,903 OP Bancorp                        $      278,984
       9,660 Rhinebeck Bancorp, Inc. (a)              109,255
      33,510 Sterling Bancorp, Inc.                   271,431
     107,047 United Community Financial Corp.       1,248,168
      57,383 Waterstone Financial, Inc.             1,091,998
                                               --------------
                                                    5,948,379
                                               --------------
             TOBACCO -- 0.1%
      18,557 Pyxus International, Inc. (a) (b)        165,900
                                               --------------
             WATER UTILITIES -- 0.4%
      17,577 Artesian Resources Corp., Class A        654,040
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        155,966,414
             (Cost $146,981,708)               --------------

             MONEY MARKET FUNDS -- 0.4%
     670,249 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                         670,249
             (Cost $670,249)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.6%
$  4,068,591 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $4,068,943. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest is
                $4,165,169. (d)                     4,068,591
             (Cost $4,068,591)                 --------------

             TOTAL INVESTMENTS -- 103.0%          160,705,254
             (Cost $151,720,548) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.0)%              (4,637,788)
                                               --------------
             NET ASSETS -- 100.0%              $  156,067,466
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,632,511 and the total value of the collateral held by the Fund is $4,738,840.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $153,905,663. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $19,678,584 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,878,993. The net unrealized appreciation was $6,799,591.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   155,966,414   $           --   $           --
Money Market
   Funds                   670,249               --               --
Repurchase
   Agreements                   --        4,068,591               --
                   -------------------------------------------------
Total Investments  $   156,636,663   $    4,068,591   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2019

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    4,632,511
Non-cash Collateral(2)                             (4,632,511)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    4,068,591
Non-cash Collateral(4)                             (4,068,591)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AIR FREIGHT & LOGISTICS -- 1.9%
     299,497 United Parcel Service, Inc.,
                Class B                        $   35,059,119
                                               --------------
             AUTO COMPONENTS -- 0.2%
      30,518 Autoliv, Inc.                          2,576,024
     120,864 Goodyear Tire & Rubber (The) Co.       1,880,040
                                               --------------
                                                    4,456,064
                                               --------------
             AUTOMOBILES -- 3.3%
   3,366,740 Ford Motor Co.                        31,310,682
     706,866 General Motors Co.                    25,871,296
      81,624 Harley-Davidson, Inc.                  3,035,596
                                               --------------
                                                   60,217,574
                                               --------------
             BANKS -- 8.9%
      74,804 Comerica, Inc.                         5,367,187
     167,688 F.N.B. Corp.                           2,129,638
      47,911 First Financial Bancorp.               1,218,856
     140,893 First Horizon National Corp.           2,333,188
      62,022 Hope Bancorp, Inc.                       921,647
     534,015 Huntington Bancshares, Inc.            8,052,946
     108,379 Investors Bancorp, Inc.                1,291,336
     492,816 KeyCorp                                9,974,596
      99,126 PacWest Bancorp                        3,793,552
       7,388 Park National Corp.                      756,383
     249,084 People's United Financial, Inc.        4,209,520
     479,163 Regions Financial Corp.                8,222,437
      59,656 Synovus Financial Corp.                2,338,515
     144,210 Umpqua Holdings Corp.                  2,552,517
      47,620 United Bankshares, Inc.                1,840,989
     165,874 Valley National Bancorp                1,899,257
   2,006,605 Wells Fargo & Co.                    107,955,349
                                               --------------
                                                  164,857,913
                                               --------------
             BIOTECHNOLOGY -- 4.6%
     952,017 AbbVie, Inc.                          84,291,585
                                               --------------
             CAPITAL MARKETS -- 0.5%
      59,514 Artisan Partners Asset Management,
                Inc., Class A                       1,923,493
     364,587 Invesco Ltd.                           6,555,274
                                               --------------
                                                    8,478,767
                                               --------------
             CHEMICALS -- 1.1%
      57,530 Eastman Chemical Co.                   4,559,828
      15,041 Kronos Worldwide, Inc.                   201,549
     155,099 LyondellBasell Industries N.V.,
                Class A                            14,653,754
      98,877 Olin Corp.                             1,705,628
                                               --------------
                                                   21,120,759
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
      13,583 Greif, Inc., Class A                     600,369
     227,466 International Paper Co.               10,474,809
     154,502 WestRock Co.                           6,629,681
                                               --------------
                                                   17,704,859
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
     118,281 H&R Block, Inc.                        2,777,238
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 17.2%
   4,713,366 AT&T, Inc.                        $  184,198,343
   2,172,794 Verizon Communications, Inc.         133,409,552
                                               --------------
                                                  317,607,895
                                               --------------
             ELECTRIC UTILITIES -- 5.5%
     403,641 Duke Energy Corp.                     36,816,095
     159,980 Edison International                  12,064,092
     460,439 PPL Corp.                             16,520,551
     557,121 Southern (The) Co.                    35,488,608
                                               --------------
                                                  100,889,346
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.9%
     166,600 Eaton Corp. PLC                       15,780,352
                                               --------------
             FOOD PRODUCTS -- 1.7%
      66,804 Bunge Ltd.                             3,844,570
      64,185 Campbell Soup Co.                      3,172,023
     299,120 General Mills, Inc.                   16,020,867
     111,793 Kellogg Co.                            7,731,604
                                               --------------
                                                   30,769,064
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.3%
     137,870 Cardinal Health, Inc.                  6,973,465
     462,533 CVS Health Corp.                      34,361,576
      51,457 Patterson Cos., Inc.                   1,053,839
                                               --------------
                                                   42,388,880
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.7%
      18,103 Brinker International, Inc.              760,326
     228,119 Carnival Corp.                        11,595,289
     157,232 Extended Stay America, Inc.            2,336,467
     207,938 Las Vegas Sands Corp.                 14,356,040
      43,770 Wyndham Destinations, Inc.             2,262,471
                                               --------------
                                                   31,310,593
                                               --------------
             HOUSEHOLD DURABLES -- 0.7%
      53,226 Leggett & Platt, Inc.                  2,705,478
      19,165 M.D.C. Holdings, Inc.                    731,336
     240,166 Newell Brands, Inc.                    4,615,991
      27,206 Whirlpool Corp.                        4,013,701
                                               --------------
                                                   12,066,506
                                               --------------
             INSURANCE -- 2.6%
      18,300 Mercury General Corp.                    891,759
     372,243 MetLife, Inc.                         18,973,226
     139,020 Principal Financial Group, Inc.        7,646,100
     226,945 Prudential Financial, Inc.            21,273,824
                                               --------------
                                                   48,784,909
                                               --------------
             IT SERVICES -- 4.3%
     559,790 International Business Machines
                Corp.                              75,034,252
     166,353 Western Union (The) Co.                4,454,933
                                               --------------
                                                   79,489,185
                                               --------------
             MEDIA -- 0.3%
     209,247 Interpublic Group of Cos. (The),
                Inc.                                4,833,606


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
      33,063 Meredith Corp.                    $    1,073,555
                                               --------------
                                                    5,907,161
                                               --------------
             METALS & MINING -- 0.2%
      43,754 Southern Copper Corp.                  1,858,670
      79,160 Steel Dynamics, Inc.                   2,694,606
                                               --------------
                                                    4,553,276
                                               --------------
             MULTILINE RETAIL -- 0.8%
     116,618 Kohl's Corp.                           5,941,687
     387,542 Macy's, Inc.                           6,588,214
      53,142 Nordstrom, Inc.                        2,175,102
                                               --------------
                                                   14,705,003
                                               --------------
             MULTI-UTILITIES -- 2.6%
     300,013 CenterPoint Energy, Inc.               8,181,355
     486,349 Dominion Energy, Inc.                 40,279,424
                                               --------------
                                                   48,460,779
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 22.3%
     230,447 Apache Corp.                           5,897,139
   1,014,107 Chevron Corp.                        122,210,035
   2,582,565 Exxon Mobil Corp.                    180,211,386
     318,759 Marathon Petroleum Corp.              19,205,230
     982,123 Occidental Petroleum Corp.            40,473,289
      53,657 PBF Energy, Inc., Class A              1,683,220
     187,706 Phillips 66                           20,912,325
     209,490 Valero Energy Corp.                   19,618,738
                                               --------------
                                                  410,211,362
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      35,492 Domtar Corp.                           1,357,214
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
     165,800 Coty, Inc., Class A                    1,865,250
                                               --------------
             PROFESSIONAL SERVICES -- 0.1%
      56,722 Nielsen Holdings PLC                   1,151,457
                                               --------------
             ROAD & RAIL -- 0.1%
      30,323 Ryder System, Inc.                     1,646,842
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.0%
     172,150 Broadcom, Inc.                        54,402,843
                                               --------------
             SPECIALTY RETAIL -- 0.4%
      39,575 Abercrombie & Fitch Co., Class A         684,252
      48,628 Designer Brands, Inc., Class A           765,405
      56,999 Foot Locker, Inc.                      2,222,391
     167,605 Gap (The), Inc.                        2,963,256
      12,760 Guess?, Inc.                             285,569
                                               --------------
                                                    6,920,873
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.0%
     134,313 Seagate Technology PLC                 7,991,624
     151,203 Western Digital Corp.                  9,596,854
                                               --------------
                                                   17,588,478
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.4%
     188,888 Hanesbrands, Inc.                 $    2,804,987
     195,630 Tapestry, Inc.                         5,276,141
                                               --------------
                                                    8,081,128
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.1%
      57,194 Northwest Bancshares, Inc.               951,136
      29,575 Provident Financial Services, Inc.       729,024
                                               --------------
                                                    1,680,160
                                               --------------
             TOBACCO -- 9.6%
   1,627,696 Altria Group, Inc.                    81,238,307
   1,119,468 Philip Morris International, Inc.     95,255,532
                                               --------------
                                                  176,493,839
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.2%
      26,906 Aircastle Ltd.                           861,261
      15,175 Watsco, Inc.                           2,733,776
                                               --------------
                                                    3,595,037
                                               --------------
             TOTAL INVESTMENTS -- 99.8%         1,836,671,310
             (Cost $1,727,759,394) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 4,328,487
                                               --------------
             NET ASSETS -- 100.0%              $1,840,999,797
                                               ==============

(a) Aggregate cost for federal income tax purposes is $1,771,410,599. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $135,660,164 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $70,399,453. The net unrealized appreciation was $65,260,711.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 1,836,671,310   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 2.1%
     325,083 Arconic, Inc.                     $   10,002,804
      44,365 Boeing (The) Co.                      14,452,342
      93,166 Parsons Corp. (a)                      3,845,893
                                               --------------
                                                   28,301,039
                                               --------------
             AUTOMOBILES -- 2.8%
      87,972 Tesla, Inc. (a)                       36,801,327
                                               --------------
             BANKS -- 0.3%
     122,934 First Hawaiian, Inc.                   3,546,646
                                               --------------
             BEVERAGES -- 1.4%
     633,791 Keurig Dr Pepper, Inc.                18,348,249
                                               --------------
             BIOTECHNOLOGY -- 2.4%
      69,559 Apellis Pharmaceuticals, Inc. (a)      2,129,897
     101,617 Biogen, Inc. (a)                      30,152,812
                                               --------------
                                                   32,282,709
                                               --------------
             CAPITAL MARKETS -- 2.2%
     328,821 Apollo Global Management, Inc.        15,688,050
      81,544 Assetmark Financial Holdings,
                Inc. (a)                            2,366,407
      54,808 Hamilton Lane, Inc., Class A           3,266,556
     166,894 Tradeweb Markets, Inc., Class A        7,735,537
                                               --------------
                                                   29,056,550
                                               --------------
             CHEMICALS -- 3.0%
     562,265 Corteva, Inc.                         16,620,553
     362,737 Dow, Inc.                             19,852,596
     141,461 Valvoline, Inc.                        3,028,680
                                               --------------
                                                   39,501,829
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.7%
     558,276 ADT, Inc. (b)                          4,427,129
     100,251 IAA, Inc. (a)                          4,717,812
                                               --------------
                                                    9,144,941
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
      72,670 Arcosa, Inc.                           3,237,448
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.2%
      63,571 frontdoor, Inc. (a)                    3,014,537
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.0%
     559,045 AXA Equitable Holdings, Inc.          13,853,135
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.6%
     776,347 Verizon Communications, Inc.          47,667,706
                                               --------------
             ELECTRIC UTILITIES -- 1.1%
     213,908 Evergy, Inc.                          13,923,272
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.9%
     124,069 CDW Corp.                             17,722,016
     197,104 Keysight Technologies, Inc. (a)       20,228,783
                                               --------------
                                                   37,950,799
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENTERTAINMENT -- 3.0%
     173,613 Liberty Media Corp.-Liberty
                Formula One, Class C (a)       $    7,980,122
      88,668 Roku, Inc. (a)                        11,872,645
     137,951 Spotify Technology S.A. (a)           20,630,572
                                               --------------
                                                   40,483,339
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
     107,991 Americold Realty Trust                 3,786,164
     346,158 VICI Properties, Inc.                  8,844,337
                                               --------------
                                                   12,630,501
                                               --------------
             FOOD & STAPLES RETAILING -- 2.9%
     601,915 Kroger (The) Co.                      17,449,516
     175,899 Performance Food Group Co. (a)         9,055,281
     288,326 US Foods Holding Corp. (a)            12,077,976
                                               --------------
                                                   38,582,773
                                               --------------
             FOOD PRODUCTS -- 5.9%
     365,415 Conagra Brands, Inc.                  12,511,810
     156,873 Hershey (The) Co.                     23,057,193
     109,674 Lamb Weston Holdings, Inc.             9,435,254
     370,189 Tyson Foods, Inc., Class A            33,702,007
                                               --------------
                                                   78,706,264
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.4%
     275,213 Alcon, Inc. (a)                       15,568,799
     140,551 Stryker Corp.                         29,507,277
                                               --------------
                                                   45,076,076
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.1%
      63,108 Progyny, Inc. (a) (b)                  1,732,315
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.1%
      80,221 Hilton Grand Vacations, Inc. (a)       2,758,800
      55,244 Marriott Vacations Worldwide Corp.     7,113,217
      71,459 Wyndham Hotels & Resorts, Inc.         4,488,340
                                               --------------
                                                   14,360,357
                                               --------------
             INSURANCE -- 0.5%
     162,103 Brighthouse Financial, Inc. (a)        6,359,301
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.8%
      84,060 Cargurus, Inc. (a)                     2,957,231
     210,222 Match Group, Inc. (a) (b)             17,261,328
   1,313,999 Snap, Inc., Class A (a)               21,457,604
     291,473 Twitter, Inc. (a)                      9,341,710
                                               --------------
                                                   51,017,873
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.9%
     299,298 Chewy, Inc., Class A (a)               8,679,642
     133,672 Stitch Fix, Inc., Class A (a) (b)      3,430,024
                                               --------------
                                                   12,109,666
                                               --------------
             IT SERVICES -- 11.5%
     140,377 Black Knight, Inc. (a)                 9,051,509


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
     276,892 Fidelity National Information
                Services, Inc.                 $   38,512,908
     255,257 Fiserv, Inc. (a)                      29,515,367
      84,405 Okta, Inc. (a)                         9,737,805
     529,001 PayPal Holdings, Inc. (a)             57,222,038
     206,502 Perspecta, Inc.                        5,459,913
     227,032 Switch, Inc., Class A                  3,364,614
                                               --------------
                                                  152,864,154
                                               --------------
             LEISURE PRODUCTS -- 0.4%
      98,769 Acushnet Holdings Corp.                3,209,992
      64,443 YETI Holdings, Inc. (a) (b)            2,241,328
                                               --------------
                                                    5,451,320
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.8%
     429,300 Avantor, Inc. (a)                      7,791,795
      33,818 Medpace Holdings, Inc. (a)             2,842,741
     165,601 Thermo Fisher Scientific, Inc.        53,798,797
                                               --------------
                                                   64,433,333
                                               --------------
             MACHINERY -- 0.4%
     153,653 Gardner Denver Holdings, Inc. (a)      5,635,992
                                               --------------
             MEDIA -- 4.8%
     478,177 Altice USA, Inc., Class A (a)         13,073,359
       6,432 Cable One, Inc.                        9,573,839
     466,055 Fox Corp., Class A                    17,276,659
   3,321,649 Sirius XM Holdings, Inc.              23,749,790
                                               --------------
                                                   63,673,647
                                               --------------
             MULTI-UTILITIES -- 3.5%
     309,074 Sempra Energy                         46,818,530
                                               --------------
             PERSONAL PRODUCTS -- 0.3%
     154,195 BellRing Brands, Inc., Class A (a)     3,282,812
                                               --------------
             PHARMACEUTICALS -- 10.0%
     703,117 Bristol-Myers Squibb Co.              45,133,080
      43,387 MyoKardia, Inc. (a)                    3,162,261
      49,606 Reata Pharmaceuticals, Inc.,
                Class A (a)                        10,140,955
   2,012,193 Takeda Pharmaceutical Co., Ltd.,
                ADR                                39,700,568
     268,230 Zoetis, Inc.                          35,500,241
                                               --------------
                                                  133,637,105
                                               --------------
             PROFESSIONAL SERVICES -- 2.8%
     301,091 IHS Markit Ltd. (a)                   22,687,207
     176,737 TransUnion                            15,130,454
                                               --------------
                                                   37,817,661
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.5%
     205,711 Cushman & Wakefield PLC (a)            4,204,733
     178,737 Newmark Group, Inc., Class A           2,404,906
                                               --------------
                                                    6,609,639
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ROAD & RAIL -- 3.8%
     236,608 Lyft, Inc., Class A (a)           $   10,178,876
     132,993 Schneider National, Inc., Class B      2,901,907
   1,280,850 Uber Technologies, Inc. (a)           38,092,479
                                               --------------
                                                   51,173,262
                                               --------------
             SOFTWARE -- 5.9%
     100,325 Anaplan, Inc. (a)                      5,257,030
      34,528 Appfolio, Inc., Class A (a)            3,796,354
      50,423 Appian Corp. (a) (b)                   1,926,663
      72,216 Avalara, Inc. (a)                      5,289,822
      62,667 Blackline, Inc. (a)                    3,231,110
     135,136 Ceridian HCM Holding, Inc. (a)         9,173,032
      47,905 Coupa Software, Inc. (a)               7,006,106
      84,885 Crowdstrike Holdings, Inc.,
                Class A (a)                         4,233,215
     154,960 DocuSign, Inc. (a)                    11,484,086
     210,626 Dynatrace, Inc. (a)                    5,328,838
      88,210 Smartsheet, Inc., Class A (a)          3,962,393
     233,657 SolarWinds Corp. (a)                   4,334,337
     101,082 SVMK, Inc. (a)                         1,806,335
      42,363 Trade Desk (The), Inc.,
                Class A (a)                        11,005,060
                                               --------------
                                                   77,834,381
                                               --------------
             SPECIALTY RETAIL -- 2.5%
      49,745 Burlington Stores, Inc. (a)           11,343,352
     170,708 Carvana Co. (a)                       15,713,672
     132,793 Floor & Decor Holdings, Inc.,
                Class A (a)                         6,747,212
                                               --------------
                                                   33,804,236
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.2%
     970,823 Hewlett Packard Enterprise Co.        15,397,253
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.4%
     294,880 Levi Strauss & Co., Class A            5,688,235
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.7%
      56,432 United Rentals, Inc. (a)               9,411,165
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%      1,331,221,377
             (Cost $1,144,007,792)             --------------

             MONEY MARKET FUNDS -- 0.3%
   3,933,925 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                       3,933,925
             (Cost $3,933,925)                 --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2019

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.8%
$ 23,879,955 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $23,882,024. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest
                is $24,446,808. (d)            $   23,879,955
             (Cost $23,879,955)                --------------

             TOTAL INVESTMENTS -- 102.1%        1,359,035,257
             (Cost $1,171,821,672) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.1)%             (28,200,168)
                                               --------------
             NET ASSETS -- 100.0%              $1,330,835,089
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $27,074,980 and the total value of the collateral held by the Fund is $27,813,880.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,182,977,911. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $192,301,284 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,243,938. The net unrealized appreciation was $176,057,346.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 1,331,221,377   $           --   $           --
Money Market
   Funds                 3,933,925               --               --
Repurchase
   Agreements                   --       23,879,955               --
                   -------------------------------------------------
Total Investments  $ 1,335,155,302   $   23,879,955   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   27,074,980
Non-cash Collateral(2)                            (27,074,980)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   23,879,955
Non-cash Collateral(4)                            (23,879,955)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 80.8%
   1,269,924 ACADIA Pharmaceuticals,
                Inc. (a)                       $   54,327,349
   1,533,749 Agios Pharmaceuticals, Inc. (a)       73,236,515
     515,226 Alexion Pharmaceuticals, Inc. (a)     55,721,692
   2,794,737 Alkermes PLC (a)                      57,012,635
     598,197 Alnylam Pharmaceuticals, Inc. (a)     68,894,348
     250,405 Amgen, Inc.                           60,365,133
     230,530 Biogen, Inc. (a)                      68,405,167
     733,841 BioMarin Pharmaceutical, Inc. (a)     62,046,257
     566,401 Bluebird Bio, Inc. (a)                49,701,688
     525,661 Exact Sciences Corp. (a)              48,613,129
   3,089,365 Exelixis, Inc. (a)                    54,434,611
   1,307,187 FibroGen, Inc. (a)                    56,065,250
     781,539 Gilead Sciences, Inc.                 50,784,404
   2,438,997 Grifols S.A., ADR                     56,804,240
     652,349 Incyte Corp. (a)                      56,963,115
     779,549 Intercept Pharmaceuticals,
                Inc. (a)                           96,601,712
     909,223 Ionis Pharmaceuticals, Inc. (a)       54,926,161
     529,628 Neurocrine Biosciences, Inc. (a) 56,929,714 168,927 Regeneron Pharmaceuticals,
                Inc. (a)                           63,428,710
     591,244 Sarepta Therapeutics, Inc. (a)        76,294,126
     580,311 Seattle Genetics, Inc. (a)            66,306,335
   1,187,948 Ultragenyx Pharmaceutical,
                Inc. (a)                           50,737,259
     617,574 United Therapeutics Corp. (a)         54,395,918
     284,683 Vertex Pharmaceuticals, Inc. (a)      62,331,343
                                               --------------
                                                1,455,326,811
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 15.7%
     253,390 Bio-Techne Corp.                      55,621,639
     377,605 Charles River Laboratories
                International, Inc. (a)            57,682,940
     163,955 Illumina, Inc. (a)                    54,390,431
     353,749 IQVIA Holdings, Inc. (a)              54,657,758
   1,780,685 QIAGEN N.V. (a)                       60,187,153
                                               --------------
                                                  282,539,921
                                               --------------
             PHARMACEUTICALS -- 3.5%
   2,937,328 Nektar Therapeutics (a)               63,402,225
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        1,801,268,957
             (Cost $1,937,181,208) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (341,859)
                                               --------------
             NET ASSETS -- 100.0%              $1,800,927,098
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,997,287,583. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $144,271,370 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $340,289,996. The net unrealized depreciation was $196,018,626.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 1,801,268,957   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 33

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             CAPITAL MARKETS -- 4.0%
   3,321,264 E*TRADE Financial Corp.           $  150,685,748
   3,287,463 TD Ameritrade Holding Corp.          163,386,911
                                               --------------
                                                  314,072,659
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 12.4%
     787,818 Arista Networks, Inc. (a)            160,242,181
   3,255,344 Ciena Corp. (a)                      138,970,635
   9,270,603 Cisco Systems, Inc.                  444,618,120
   6,328,388 CommScope Holding Co., Inc. (a)       89,799,826
   5,623,711 Juniper Networks, Inc.               138,512,002
                                               --------------
                                                  972,142,764
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.9%
   9,588,191 Vonage Holdings Corp. (a)             71,048,495
                                               --------------
             ENTERTAINMENT -- 4.9%
   1,184,451 Netflix, Inc. (a)                    383,252,810
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.4%
   1,363,896 Veeva Systems, Inc., Class A (a)     191,845,611
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 22.0%
     256,746 Alphabet, Inc., Class A (a)          343,883,025
     256,112 Alphabet, Inc., Class C (a)          342,426,866
   2,786,771 Facebook, Inc., Class A (a)          571,984,748
   3,742,101 Pinterest, Inc., Class A (a)          69,752,762
  10,935,233 Snap, Inc., Class A (a)              178,572,355
   7,019,618 Twitter, Inc. (a)                    224,978,757
                                               --------------
                                                1,731,598,513
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 17.8%
     377,762 Amazon.com, Inc. (a)                 698,043,734
   6,460,836 eBay, Inc.                           233,300,788
   2,669,613 Etsy, Inc. (a)                       118,263,856
   1,607,122 Expedia Group, Inc.                  173,794,173
  22,322,240 Groupon, Inc. (a)                     53,350,154
   2,415,338 GrubHub, Inc. (a)                    117,482,040
                                               --------------
                                                1,394,234,745
                                               --------------
             IT SERVICES -- 13.5%
   2,018,001 Akamai Technologies, Inc. (a)        174,314,926
   2,400,394 GoDaddy, Inc., Class A (a)           163,034,760
   1,466,496 Okta, Inc. (a)                       169,189,644
   3,275,104 PayPal Holdings, Inc. (a)            354,268,000
   1,042,888 VeriSign, Inc. (a)                   200,943,660
                                               --------------
                                                1,061,750,990
                                               --------------
             SOFTWARE -- 21.9%
   2,952,902 2U, Inc. (a)                          70,840,119
   4,124,310 8x8, Inc. (a)                         75,474,873
   4,876,120 Box, Inc., Class A (a)                81,821,294
   1,538,280 Citrix Systems, Inc.                 170,595,252
   1,570,556 Cornerstone OnDemand, Inc. (a)        91,956,054
   1,961,029 DocuSign, Inc. (a)                   145,331,859
   5,663,130 Dropbox, Inc., Class A (a)           101,426,658
     804,481 HubSpot, Inc. (a)                    127,510,239


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
   1,106,913 j2 Global, Inc.                   $  103,728,817
   1,247,894 LogMeIn, Inc.                        106,994,432
   1,403,386 New Relic, Inc. (a)                   92,216,494
   3,964,962 Pluralsight, Inc., Class A (a)        68,236,996
   2,321,099 salesforce.com, Inc. (a)             377,503,541
   2,311,373 Smartsheet, Inc., Class A (a)        103,826,875
                                               --------------
                                                1,717,463,503
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%       7,837,410,090
             (Cost $6,973,901,404)             --------------

             MONEY MARKET FUNDS -- 0.3%
  21,299,238 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.50% (b)                  21,299,238
             (Cost $21,299,238)                --------------

             TOTAL INVESTMENTS -- 100.1%        7,858,709,328
             (Cost $6,995,200,642) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%              (5,342,341)
                                               --------------
             NET ASSETS -- 100.0%              $7,853,366,987
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2019.

(c) Aggregate cost for federal income tax purposes is $7,126,572,548. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,203,663,775 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $471,526,995. The net unrealized appreciation was $732,136,780.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 7,837,410,090   $           --   $           --
Money Market
   Funds                21,299,238               --               --
                   -------------------------------------------------
Total Investments  $ 7,858,709,328   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 34                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 3.8%
     171,528 Lockheed Martin Corp.             $   66,789,572
     182,744 Northrop Grumman Corp.                62,858,454
                                               --------------
                                                  129,648,026
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.0%
     864,063 Expeditors International of
                Washington, Inc.                   67,414,195
                                               --------------
             AIRLINES -- 1.9%
   1,194,627 Southwest Airlines Co.                64,485,965
                                               --------------
             BEVERAGES -- 3.8%
   1,166,280 Coca-Cola (The) Co.                   64,553,598
     468,903 PepsiCo, Inc.                         64,084,973
                                               --------------
                                                  128,638,571
                                               --------------
             BIOTECHNOLOGY -- 2.2%
     315,150 Amgen, Inc.                           75,973,211
                                               --------------
             CAPITAL MARKETS -- 8.3%
     294,017 Moody's Corp.                         69,802,576
     674,778 Northern Trust Corp.                  71,688,415
     255,065 S&P Global, Inc.                      69,645,498
     583,944 T. Rowe Price Group, Inc.             71,147,737
                                               --------------
                                                  282,284,226
                                               --------------
             CHEMICALS -- 4.1%
     297,329 Air Products and Chemicals, Inc.      69,869,342
     514,283 PPG Industries, Inc.                  68,651,637
                                               --------------
                                                  138,520,979
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.8%
     545,829 Waste Management, Inc.                62,202,673
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.1%
     930,641 Emerson Electric Co.                  70,970,683
                                               --------------
             ENTERTAINMENT -- 2.1%
     488,104 Walt Disney (The) Co.                 70,594,482
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.9%
     278,878 American Tower Corp.                  64,091,742
                                               --------------
             FOOD & STAPLES RETAILING -- 3.7%
     210,956 Costco Wholesale Corp.                62,004,187
     536,246 Walmart, Inc.                         63,727,475
                                               --------------
                                                  125,731,662
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 5.8%
     726,088 Baxter International, Inc.            60,715,479
   1,660,743 Boston Scientific Corp. (a)           75,098,798
     296,714 Stryker Corp.                         62,292,137
                                               --------------
                                                  198,106,414
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.3%
     260,413 UnitedHealth Group, Inc.              76,556,214
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD DURABLES -- 2.1%
     730,490 Garmin Ltd.                       $   71,266,604
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
     391,706 3M Co.                                69,104,773
     385,865 Honeywell International, Inc.         68,298,105
                                               --------------
                                                  137,402,878
                                               --------------
             INSURANCE -- 5.9%
   1,405,693 Fidelity National Financial, Inc.     63,748,178
     645,015 Marsh & McLennan Cos., Inc.           71,861,121
     910,097 Progressive (The) Corp.               65,881,922
                                               --------------
                                                  201,491,221
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 3.7%
      31,726 Booking Holdings, Inc. (a)            65,156,638
   1,645,759 eBay, Inc.                            59,428,357
                                               --------------
                                                  124,584,995
                                               --------------
             IT SERVICES -- 10.1%
     341,506 Accenture PLC, Class A                71,910,918
     390,667 Automatic Data Processing, Inc.       66,608,724
   1,053,565 Cognizant Technology Solutions
                Corp., Class A                     65,342,101
     604,605 Fiserv, Inc. (a)                      69,910,476
     363,594 Visa, Inc., Class A                   68,319,313
                                               --------------
                                                  342,091,532
                                               --------------
             MACHINERY -- 4.1%
     375,200 Cummins, Inc.                         67,145,792
     403,565 Illinois Tool Works, Inc.             72,492,381
                                               --------------
                                                  139,638,173
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.0%
     595,971 Phillips 66                           66,397,129
                                               --------------
             PHARMACEUTICALS -- 10.4%
     588,072 Eli Lilly & Co.                       77,290,303
     500,299 Johnson & Johnson                     72,978,615
     754,465 Merck & Co., Inc.                     68,618,592
   1,752,290 Pfizer, Inc.                          68,654,722
     498,667 Zoetis, Inc.                          65,998,577
                                               --------------
                                                  353,540,809
                                               --------------
             SOFTWARE -- 5.9%
     243,420 Intuit, Inc.                          63,759,001
     464,953 Microsoft Corp.                       73,323,088
   1,171,192 Oracle Corp.                          62,049,752
                                               --------------
                                                  199,131,841
                                               --------------
             SPECIALTY RETAIL -- 3.8%
     559,787 Ross Stores, Inc.                     65,170,402
   1,058,462 TJX (The) Cos., Inc.                  64,629,690
                                               --------------
                                                  129,800,092
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 2.0%
     664,805 NIKE, Inc., Class B                   67,351,395
                                               --------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

DECEMBER 31, 2019

             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $3,387,915,712
             (Cost $3,016,556,261) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 4,707,093
                                               --------------
             NET ASSETS -- 100.0%              $3,392,622,805
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $3,023,569,622. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $375,081,632 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,735,542. The net unrealized appreciation was $364,346,090.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 3,387,915,712   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 1.9%
     141,694 Boeing (The) Co.                  $   46,158,238
     266,158 General Dynamics Corp.                46,936,963
     122,074 Lockheed Martin Corp.                 47,533,174
     319,313 United Technologies Corp.             47,820,315
                                               --------------
                                                  188,448,690
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.5%
     622,778 C.H. Robinson Worldwide, Inc.         48,701,240
     315,364 FedEx Corp.                           47,686,190
     402,185 United Parcel Service, Inc.,
                Class B                            47,079,776
                                               --------------
                                                  143,467,206
                                               --------------
             AUTOMOBILES -- 0.5%
     336,976 Toyota Motor Corp., ADR               47,358,607
                                               --------------
             BANKS -- 6.9%
     503,175 Bank of Hawaii Corp.                  47,882,133
     621,252 Bank of Montreal                      48,147,030
     857,890 Bank of Nova Scotia (The)             48,462,206
     570,476 Canadian Imperial Bank of
                Commerce                           47,463,603
     348,660 JPMorgan Chase & Co.                  48,603,204
     283,561 M&T Bank Corp.                        48,134,480
     461,204 Park National Corp.                   47,218,066
   2,843,978 People's United Financial, Inc.       48,063,228
     299,861 PNC Financial Services Group
                (The), Inc.                        47,866,812
     607,735 Royal Bank of Canada                  48,132,612
     855,409 Toronto-Dominion (The) Bank           48,014,107
     851,187 Truist Financial Corp.                47,938,852
     802,901 U.S. Bancorp                          47,604,000
     888,988 Wells Fargo & Co.                     47,827,554
                                               --------------
                                                  671,357,887
                                               --------------
             BEVERAGES -- 2.0%
     584,362 Anheuser-Busch InBev S.A./N.V.,
                ADR                                47,941,058
     871,148 Coca-Cola (The) Co.                   48,218,042
     287,256 Diageo PLC, ADR                       48,379,656
     349,063 PepsiCo, Inc.                         47,706,440
                                               --------------
                                                  192,245,196
                                               --------------
             BIOTECHNOLOGY -- 0.5%
     196,846 Amgen, Inc.                           47,453,665
                                               --------------
             CAPITAL MARKETS -- 2.5%
     949,686 Bank of New York Mellon (The)
                Corp.                              47,797,696
      95,745 BlackRock, Inc.                       48,131,011
   1,826,467 Franklin Resources, Inc.              47,451,613
     208,813 Goldman Sachs Group (The), Inc.       48,012,373
     393,308 T. Rowe Price Group, Inc.             47,920,647
                                               --------------
                                                  239,313,340
                                               --------------
             CHEMICALS -- 2.5%
     203,439 Air Products and Chemicals, Inc.      47,806,131
     870,836 Dow, Inc.                             47,660,854
     748,345 DuPont de Nemours, Inc.               48,043,749


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
     385,933 International Flavors & Fragrances,
                Inc.                           $   49,793,076
     727,558 Sensient Technologies Corp.           48,084,308
                                               --------------
                                                  241,388,118
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
     535,031 Republic Services, Inc.               47,954,829
     423,662 Waste Management, Inc.                48,280,521
                                               --------------
                                                   96,235,350
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
     994,488 Cisco Systems, Inc.                   47,695,645
                                               --------------
             CONSUMER FINANCE -- 0.5%
     560,510 Discover Financial Services           47,542,458
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
     360,012 Avery Dennison Corp.                  47,096,770
     766,727 Sonoco Products Co.                   47,322,390
                                               --------------
                                                   94,419,160
                                               --------------
             DISTRIBUTORS -- 0.5%
     449,050 Genuine Parts Co.                     47,702,582
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
   1,933,523 AXA Equitable Holdings, Inc.          47,912,700
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.0%
   1,224,351 AT&T, Inc.                            47,847,637
   1,033,191 BCE, Inc.                             47,888,403
   1,245,070 TELUS Corp.                           48,221,561
     779,073 Verizon Communications, Inc.          47,835,082
                                               --------------
                                                  191,792,683
                                               --------------
             ELECTRIC UTILITIES -- 11.5%
     594,247 ALLETE, Inc.                          48,235,029
     880,946 Alliant Energy Corp.                  48,205,365
     510,243 American Electric Power Co., Inc.     48,223,066
     931,040 Avangrid, Inc.                        47,632,006
     530,631 Duke Energy Corp.                     48,398,854
     706,393 El Paso Electric Co.                  47,957,021
     403,428 Entergy Corp.                         48,330,674
     749,789 Evergy, Inc.                          48,803,766
     571,287 Eversource Energy                     48,599,385
   1,058,301 Exelon Corp.                          48,247,943
     988,534 FirstEnergy Corp.                     48,042,752
   1,162,487 Fortis, Inc.                          48,266,460
   1,024,324 Hawaiian Electric Industries, Inc.    47,999,823
     450,979 IDACORP, Inc.                         48,164,557
     614,280 MGE Energy, Inc.                      48,417,550
     200,320 NextEra Energy, Inc.                  48,509,491
   1,091,371 OGE Energy Corp.                      48,533,268
     933,382 Otter Tail Corp.                      47,873,163
     537,593 Pinnacle West Capital Corp.           48,345,739
     854,502 Portland General Electric Co.         47,672,667
   1,341,440 PPL Corp.                             48,130,867
     756,180 Southern (The) Co.                    48,168,666


                        See Notes to Financial Statements                Page 37

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRIC UTILITIES (CONTINUED)
     759,035 Xcel Energy, Inc.                 $   48,191,132
                                               --------------
                                                1,108,949,244
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.4%
   1,996,476 ABB Ltd., ADR                         48,095,107
     502,858 Eaton Corp. PLC                       47,630,710
     622,936 Emerson Electric Co.                  47,505,099
     321,525 Hubbell, Inc.                         47,527,825
     234,162 Rockwell Automation, Inc.             47,457,613
                                               --------------
                                                  238,216,354
                                               --------------
             ELECTRONIC EQUIPMENT,
                INSTRUMENTS & COMPONENTS
                -- 0.5%
     503,122 TE Connectivity Ltd.                  48,219,213
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.0%
     230,986 AvalonBay Communities, Inc.           48,437,764
     600,130 Equity Residential                    48,562,520
     376,533 Federal Realty Investment Trust       48,471,093
     370,698 Mid-America Apartment
                Communities, Inc.                  48,880,238
     546,081 Prologis, Inc.                        48,677,660
     227,521 Public Storage                        48,452,872
     664,849 Realty Income Corp.                   48,952,832
     329,946 Simon Property Group, Inc.            49,148,756
   1,646,675 Washington Real Estate Investment
                Trust                              48,049,977
     613,656 WP Carey, Inc.                        49,117,026
                                               --------------
                                                  486,750,738
                                               --------------
             FOOD & STAPLES RETAILING -- 1.5%
     560,817 Sysco Corp.                           47,972,286
     816,716 Walgreens Boots Alliance, Inc.        48,153,575
     401,883 Walmart, Inc.                         47,759,776
                                               --------------
                                                  143,885,637
                                               --------------
             FOOD PRODUCTS -- 4.0%
   1,039,468 Archer-Daniels-Midland Co.            48,179,342
     974,076 Campbell Soup Co.                     48,138,836
     907,351 General Mills, Inc.                   48,597,720
     326,952 Hershey (The) Co.                     48,055,405
   1,053,632 Hormel Foods Corp.                    47,529,339
     462,749 J.M. Smucker (The) Co.                48,186,053
     695,506 Kellogg Co.                           48,101,195
     874,036 Mondelez International, Inc.,
                Class A                            48,141,903
                                               --------------
                                                  384,929,793
                                               --------------
             GAS UTILITIES -- 3.5%
     430,514 Atmos Energy Corp.                    48,157,296
   1,076,189 New Jersey Resources Corp.            47,965,744
     661,250 Northwest Natural Holding Co.         48,753,962
     516,514 ONE Gas, Inc.                         48,330,215
   1,480,979 South Jersey Industries, Inc.         48,842,687
     574,531 Spire, Inc.                           47,864,178
   1,070,129 UGI Corp.                             48,327,026
                                               --------------
                                                  338,241,108
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.5%
     420,006 Medtronic PLC                     $   47,649,681
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.5%
     643,132 CVS Health Corp.                      47,778,276
   1,317,808 Fresenius Medical Care AG & Co.
                KGaA, ADR                          48,534,869
     445,974 Quest Diagnostics, Inc.               47,625,563
                                               --------------
                                                  143,938,708
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.9%
   1,206,458 Cheesecake Factory (The), Inc.        46,882,958
     307,217 Cracker Barrel Old Country Store,
                Inc.                               47,231,542
     243,788 McDonald's Corp.                      48,174,947
     542,171 Starbucks Corp.                       47,667,674
                                               --------------
                                                  189,957,121
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
     485,176 Garmin Ltd.                           47,333,771
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.0%
     314,030 Clorox (The) Co.                      48,216,166
     696,110 Colgate-Palmolive Co.                 47,920,212
     349,240 Kimberly-Clark Corp.                  48,037,962
     382,972 Procter & Gamble (The) Co.            47,833,203
                                               --------------
                                                  192,007,543
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
     268,034 3M Co.                                47,286,558
     271,153 Honeywell International, Inc.         47,994,081
                                               --------------
                                                   95,280,639
                                               --------------
             INSURANCE -- 8.5%
     910,479 Aflac, Inc.                           48,164,339
     431,402 Allstate (The) Corp.                  48,511,155
     740,830 Argo Group International Holdings
                Ltd.                               48,709,573
     507,508 Arthur J. Gallagher & Co.             48,329,987
     373,908 Assurant, Inc.                        49,011,861
     800,454 Axis Capital Holdings Ltd.            47,578,986
     310,225 Chubb Ltd.                            48,289,624
     464,515 Cincinnati Financial Corp.            48,843,752
   1,085,680 CNA Financial Corp.                   48,649,321
     288,508 Erie Indemnity Co., Class A           47,892,328
     174,922 Everest Re Group Ltd.                 48,425,406
   1,060,907 Fidelity National Financial, Inc.     48,112,132
     820,794 First American Financial Corp.        47,868,706
     348,482 Hanover Insurance Group (The),
                Inc.                               47,627,035
     795,920 Hartford Financial Services Group
                (The), Inc.                        48,368,058
   1,054,093 Sun Life Financial, Inc.              48,035,018
     351,116 Travelers (The) Cos., Inc.            48,085,336
                                               --------------
                                                  820,502,617
                                               --------------
             IT SERVICES -- 2.0%
     281,335 Automatic Data Processing, Inc.       47,967,618
   4,648,738 Infosys Ltd., ADR                     47,974,976


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
     352,911 International Business Machines
                Corp.                          $   47,304,190
     563,370 Paychex, Inc.                         47,920,252
                                               --------------
                                                  191,167,036
                                               --------------
             MACHINERY -- 1.9%
     322,125 Caterpillar, Inc.                     47,571,420
     263,667 Cummins, Inc.                         47,185,846
     264,171 Illinois Tool Works, Inc.             47,453,037
     281,661 Snap-on, Inc.                         47,713,373
                                               --------------
                                                  189,923,676
                                               --------------
             MEDIA -- 2.0%
   1,084,701 Comcast Corp., Class A                48,779,004
     592,663 Omnicom Group, Inc.                   48,017,556
   2,373,959 Shaw Communications, Inc.,
                Class B                            48,167,628
     691,868 WPP PLC, ADR                          48,631,402
                                               --------------
                                                  193,595,590
                                               --------------
             MULTI-UTILITIES -- 6.5%
     632,417 Ameren Corp.                          48,569,626
   1,002,223 Avista Corp.                          48,196,904
     618,814 Black Hills Corp.                     48,601,651
     767,946 CMS Energy Corp.                      48,257,727
     532,795 Consolidated Edison, Inc.             48,201,964
     587,424 Dominion Energy, Inc.                 48,650,456
     371,500 DTE Energy Co.                        48,246,705
   1,627,054 MDU Resources Group, Inc.             48,339,774
   1,742,660 NiSource, Inc.                        48,515,654
     670,161 NorthWestern Corp.                    48,030,439
     816,303 Public Service Enterprise Group,
                Inc.                               48,202,692
     317,711 Sempra Energy                         48,126,862
     522,886 WEC Energy Group, Inc.                48,225,776
                                               --------------
                                                  628,166,230
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.5%
     397,535 Chevron Corp.                         47,906,943
     680,554 Exxon Mobil Corp.                     47,489,058
     424,559 Phillips 66                           47,300,118
     802,901 Royal Dutch Shell PLC, Class B,
                ADR                                48,149,973
     869,108 TOTAL S.A., ADR                       48,061,673
                                               --------------
                                                  238,907,765
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     841,446 Unilever PLC, ADR                     48,105,468
                                               --------------
             PHARMACEUTICALS -- 4.4%
     756,770 Bristol-Myers Squibb Co.              48,577,066
     364,744 Eli Lilly & Co.                       47,938,304
   1,021,028 GlaxoSmithKline PLC, ADR              47,978,106
     326,664 Johnson & Johnson                     47,650,478
     521,418 Merck & Co., Inc.                     47,422,967
     504,226 Novartis AG, ADR                      47,745,160
     829,638 Novo Nordisk A/S, ADR                 48,019,447
   1,216,588 Pfizer, Inc.                          47,665,918


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
     950,809 Sanofi, ADR                       $   47,730,612
                                               --------------
                                                  430,728,058
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
     769,783 Robert Half International, Inc.       48,611,797
     669,417 Thomson Reuters Corp.                 47,930,257
                                               --------------
                                                   96,542,054
                                               --------------
             ROAD & RAIL -- 1.5%
     528,942 Canadian National Railway Co.         47,842,804
     246,211 Norfolk Southern Corp.                47,796,942
     266,628 Union Pacific Corp.                   48,203,676
                                               --------------
                                                  143,843,422
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.0%
     401,417 Analog Devices, Inc.                  47,704,396
     807,652 Intel Corp.                           48,337,972
     821,629 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       47,736,645
     372,099 Texas Instruments, Inc.               47,736,581
                                               --------------
                                                  191,515,594
                                               --------------
             SOFTWARE -- 0.5%
     890,629 Oracle Corp.                          47,185,524
                                               --------------
             SPECIALTY RETAIL -- 1.0%
     218,237 Home Depot (The), Inc.                47,658,596
     400,021 Lowe's Cos., Inc.                     47,906,515
                                               --------------
                                                   95,565,111
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 0.5%
   1,702,326 Canon, Inc., ADR                      46,558,616
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.5%
   3,446,363 Capitol Federal Financial, Inc.       47,318,564
   2,878,180 Northwest Bancshares, Inc.            47,864,133
   1,283,140 Washington Federal, Inc.              47,027,081
                                               --------------
                                                  142,209,778
                                               --------------
             TOBACCO -- 0.9%
     927,950 Altria Group, Inc.                    46,313,984
     556,119 Philip Morris International, Inc.     47,320,166
                                               --------------
                                                   93,634,150
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.5%
   1,295,290 Fastenal Co.                          47,860,965
     607,581 MSC Industrial Direct Co., Inc.,
                Class A                            47,676,881
     263,192 Watsco, Inc.                          47,414,039
                                               --------------
                                                  142,951,885
                                               --------------
             WATER UTILITIES -- 0.5%
   1,035,183 Aqua America, Inc.                    48,591,490
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.5%
     968,117 Rogers Communications, Inc.,
                Class B                            48,086,371
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2019

             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.8%        $9,647,473,272
             (Cost $8,615,183,328) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                17,745,472
                                               --------------
             NET ASSETS -- 100.0%              $9,665,218,744
                                               ==============

(a) Aggregate cost for federal income tax purposes is $8,793,134,957. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $944,611,532 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $90,273,217. The net unrealized appreciation was $854,338,315.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 9,647,473,272   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.4%
      14,604 Arconic, Inc.                     $      449,365
       1,036 Lockheed Martin Corp.                    403,398
       1,308 Teledyne Technologies, Inc. (a)          453,274
                                               --------------
                                                    1,306,037
                                               --------------
             AUTO COMPONENTS -- 1.1%
      14,042 Gentex Corp.                             406,937
                                               --------------
             AUTOMOBILES -- 1.0%
       2,645 Toyota Motor Corp., ADR                  371,728
                                               --------------
             BUILDING PRODUCTS -- 1.0%
       7,968 Gibraltar Industries, Inc. (a)           401,906
                                               --------------
             CAPITAL MARKETS -- 3.1%
       6,553 Brookfield Asset Management, Inc.,
                Class A                               378,763
       4,512 Intercontinental Exchange, Inc.          417,586
       1,422 S&P Global, Inc.                         388,277
                                               --------------
                                                    1,184,626
                                               --------------
             CHEMICALS -- 4.3%
       2,178 Ecolab, Inc.                             420,332
       3,938 Innospec, Inc.                           407,347
       4,961 RPM International, Inc.                  380,806
         765 Sherwin-Williams (The) Co.               446,408
                                               --------------
                                                    1,654,893
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
       5,036 Copart, Inc. (a)                         457,974
       7,798 Herman Miller, Inc.                      324,786
       8,886 Ritchie Bros Auctioneers, Inc.           381,654
                                               --------------
                                                    1,164,414
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.8%
      22,645 AudioCodes Ltd.                          581,750
      51,713 Harmonic, Inc. (a)                       403,361
       2,957 Motorola Solutions, Inc.                 476,491
                                               --------------
                                                    1,461,602
                                               --------------
             CONSTRUCTION MATERIALS -- 1.1%
       1,497 Martin Marietta Materials, Inc.          418,621
                                               --------------
             DISTRIBUTORS -- 1.0%
      11,342 LKQ Corp. (a)                            404,909
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.0%
       7,894 BCE, Inc.                                365,887
       6,612 Verizon Communications, Inc.             405,977
                                               --------------
                                                      771,864
                                               --------------
             ELECTRIC UTILITIES -- 2.1%
       4,303 Duke Energy Corp.                        392,477
       7,251 Portland General Electric Co.            404,533
                                               --------------
                                                      797,010
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.0%
       2,731 CDW Corp.                         $      390,096
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.1%
       8,969 Dril-Quip, Inc. (a)                      420,736
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.2%
       1,850 American Tower Corp.                     425,167
       3,164 Crown Castle International Corp.         449,763
       4,460 Equity Residential                       360,903
       2,810 Mid-America Apartment
                Communities, Inc.                     370,527
       1,687 SBA Communications Corp.                 406,550
                                               --------------
                                                    2,012,910
                                               --------------
             FOOD & STAPLES RETAILING -- 4.2%
       1,314 Costco Wholesale Corp.                   386,211
       8,000 Performance Food Group Co. (a)           411,840
       4,723 Sysco Corp.                              404,006
       3,410 Walmart, Inc.                            405,244
                                               --------------
                                                    1,607,301
                                               --------------
             FOOD PRODUCTS -- 1.9%
       2,748 Hershey (The) Co.                        403,901
       1,740 J&J Snack Foods Corp.                    320,630
                                               --------------
                                                      724,531
                                               --------------
             GAS UTILITIES -- 1.0%
       8,241 National Fuel Gas Co.                    383,536
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 5.4%
       3,688 CONMED Corp.                             412,429
       1,853 Edwards Lifesciences Corp. (a)           432,287
       3,422 Medtronic PLC                            388,226
       3,028 West Pharmaceutical Services, Inc.       455,199
       2,684 Zimmer Biomet Holdings, Inc.             401,741
                                               --------------
                                                    2,089,882
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.0%
         782 Chemed Corp.                             343,501
       5,458 CVS Health Corp.                         405,475
       3,785 Quest Diagnostics, Inc.                  404,200
                                               --------------
                                                    1,153,176
                                               --------------
             HOUSEHOLD DURABLES -- 1.0%
       6,553 Meritage Homes Corp. (a)                 400,454
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.2%
       3,826 Procter & Gamble (The) Co.               477,867
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.9%
       4,895 Ormat Technologies, Inc.                 364,775
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
       2,375 Carlisle Cos., Inc.                      384,370
                                               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 9.3%
      10,202 Arch Capital Group Ltd. (a)       $      437,564
      10,247 Brown & Brown, Inc.                      404,552
       3,938 Cincinnati Financial Corp.               414,081
       7,898 Fidelity National Financial, Inc.        358,174
       3,838 Globe Life, Inc.                         403,949
       7,046 Hartford Financial Services Group
                (The), Inc.                           428,185
       2,025 RenaissanceRe Holdings Ltd.              396,941
       8,945 Sun Life Financial, Inc.                 407,624
       4,631 W.R. Berkley Corp.                       320,002
                                               --------------
                                                    3,571,072
                                               --------------
             IT SERVICES -- 4.2%
       5,726 Amdocs Ltd.                              413,360
       7,996 CSG Systems International, Inc.          414,033
       3,439 Fiserv, Inc. (a)                         397,652
      27,336 Switch, Inc., Class A                    405,119
                                               --------------
                                                    1,630,164
                                               --------------
             MACHINERY -- 1.0%
       7,321 Douglas Dynamics, Inc.                   402,655
                                               --------------
             MEDIA -- 1.0%
         270 Cable One, Inc.                          401,887
                                               --------------
             METALS & MINING -- 5.3%
       6,796 Agnico Eagle Mines Ltd.                  418,701
      19,013 Barrick Gold Corp.                       353,452
       4,276 Franco-Nevada Corp.                      441,711
      18,098 Pan American Silver Corp.                428,742
       3,442 Royal Gold, Inc.                         420,784
                                               --------------
                                                    2,063,390
                                               --------------
             MULTILINE RETAIL -- 1.9%
       2,110 Dollar General Corp.                     329,118
       3,011 Target Corp.                             386,040
                                               --------------
                                                      715,158
                                               --------------
             MULTI-UTILITIES -- 2.0%
       4,985 Dominion Energy, Inc.                    412,858
      11,925 MDU Resources Group, Inc.                354,292
                                               --------------
                                                      767,150
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.6%
      14,370 EQM Midstream Partners, L.P. (b)         429,807
      16,851 Holly Energy Partners L.P. (b)           373,250
       6,038 Marathon Petroleum Corp.                 363,789
      10,534 MPLX, L.P. (b)                           268,196
      15,029 Par Pacific Holdings, Inc. (a)           349,274
       5,791 Phillips 66 Partners, L.P. (b)           356,957
                                               --------------
                                                    2,141,273
                                               --------------
             PHARMACEUTICALS -- 2.2%
       8,475 GlaxoSmithKline PLC, ADR                 398,240
       3,527 Zoetis, Inc.                             466,799
                                               --------------
                                                      865,039
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PROFESSIONAL SERVICES -- 2.0%
       3,108 FTI Consulting, Inc. (a)          $      343,931
       5,760 IHS Markit Ltd. (a)                      434,016
                                               --------------
                                                      777,947
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.2%
       2,839 Cabot Microelectronics Corp.             409,724
       6,973 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR          405,131
       5,877 Teradyne, Inc.                           400,753
                                               --------------
                                                    1,215,608
                                               --------------
             SOFTWARE -- 4.4%
       1,511 ANSYS, Inc. (a)                          388,947
       3,685 Citrix Systems, Inc.                     408,666
       2,701 Microsoft Corp.                          425,948
       1,599 Tyler Technologies, Inc. (a)             479,732
                                               --------------
                                                    1,703,293
                                               --------------
             WATER UTILITIES -- 4.1%
       4,101 American States Water Co.                355,311
       2,992 American Water Works Co., Inc.           367,567
       8,785 Aqua America, Inc.                       412,368
       9,572 York Water (The) Co.                     441,365
                                               --------------
                                                    1,576,611
                                               --------------
             TOTAL INVESTMENTS -- 100.0%           38,585,428
             (Cost $36,648,135) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                  (2,931)
                                               --------------
             NET ASSETS -- 100.0%              $   38,582,497
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $36,708,090. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,245,731 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $368,393. The net unrealized appreciation was $1,877,338.

ADR   - American Depositary Receipt


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

DECEMBER 31, 2019

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $    38,585,428   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  160,705,254    $ 1,836,671,310    $1,359,035,257
Cash................................................................               79,337          1,207,176                --
Receivables:
      Investment securities sold....................................              463,366                 --                --
      Capital shares sold...........................................                   --          1,629,183         4,005,651
      Dividends.....................................................              128,257          4,414,195           731,394
      Securities lending income.....................................               24,028                 --            74,009
      Reclaims......................................................                   --                 --                --
Prepaid expenses....................................................                4,034             13,860            10,269
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          161,404,276      1,843,935,724     1,363,856,580
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --            65,026
Payables:
      Collateral for securities on loan.............................            4,738,840                 --        27,813,880
      Investment securities purchased...............................              463,282          1,624,885         4,005,871
      Capital shares redeemed.......................................                   --                 --                --
      Licensing fees................................................                   --            401,680           323,562
      Investment advisory fees......................................               54,897            456,442           453,562
      Audit and tax fees............................................               22,924             22,924            22,924
      Shareholder reporting fees....................................                8,687             53,661            43,248
      Trustees' fees................................................                   46                142                50
Other liabilities...................................................               48,134            376,193           293,368
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            5,336,810          2,935,927        33,021,491
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  156,067,466    $ 1,840,999,797    $1,330,835,089
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  174,233,887    $ 1,862,306,764    $1,278,165,801
Par value...........................................................               30,550            565,000           165,500
Accumulated distributable earnings (loss)...........................          (18,196,971)       (21,871,967)       52,503,788
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  156,067,466    $ 1,840,999,797    $1,330,835,089
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        51.09    $         32.58    $        80.41
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            3,055,000         56,500,002        16,550,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  151,720,548    $ 1,727,759,394    $1,171,821,672
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    4,632,511    $            --    $   27,074,980
                                                                           ==============    ===============    ==============


Page 44                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $1,801,268,957      $7,858,709,328      $3,387,915,712      $9,647,473,272      $   38,585,428
      1,035,565                  --           2,900,544          19,027,170              24,436

             --          20,826,858                  --                  --                  --
             --                  --          12,073,202          59,440,953                  --
             --              25,620           4,158,111          16,025,145              36,243
            158                 426                  --                  --                  --
         55,723                  --                  --             733,619               3,678
         13,557              66,546              23,642              64,960                 329
 --------------      --------------      --------------      --------------      --------------
  1,802,373,960       7,879,628,778       3,407,071,211       9,742,765,119          38,650,114
 --------------      --------------      --------------      --------------      --------------

             --                  --                  --                  --                  --

             --                  --                  --                  --                  --
             --                  --          12,057,905          68,569,749                  --
             --          20,867,819                  --                  --                  --
        345,149           1,168,328             152,434           3,342,334              15,519
        619,612           2,643,719           1,407,778           3,743,452              14,334
         22,924              22,924              22,924              22,924              22,924
         99,967             331,705              83,868             199,903               3,479
            583               1,225                  --                  --                  32
        358,627           1,226,071             723,497           1,668,013              11,329
 --------------      --------------      --------------      --------------      --------------
      1,446,862          26,261,791          14,448,406          77,546,375              67,617
 --------------      --------------      --------------      --------------      --------------
 $1,800,927,098      $7,853,366,987      $3,392,622,805      $9,665,218,744      $   38,582,497
 ==============      ==============      ==============      ==============      ==============

 $2,264,164,143      $7,431,578,089      $3,118,018,628      $8,873,760,119      $   47,221,525
        121,000             564,500             562,000           2,682,880              16,900
   (463,358,045)        421,224,398         274,042,177         788,775,745          (8,655,928)
 --------------      --------------      --------------      --------------      --------------
 $1,800,927,098      $7,853,366,987      $3,392,622,805      $9,665,218,744      $   38,582,497
 ==============      ==============      ==============      ==============      ==============
 $       148.84      $       139.12      $        60.37      $        36.03      $        22.83
 ==============      ==============      ==============      ==============      ==============

     12,100,002          56,450,002          56,200,002         268,287,986           1,689,982
 ==============      ==============      ==============      ==============      ==============
 $1,937,181,208      $6,995,200,642      $3,016,556,261      $8,615,183,328      $   36,648,135
 ==============      ==============      ==============      ==============      ==============
 $           --      $           --      $           --      $           --      $           --
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    2,763,487    $    73,971,099    $   15,202,138
Securities lending income (net of fees).............................              194,454                 --         1,056,547
Foreign withholding tax.............................................                   --                 --          (191,882)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            2,957,941         73,971,099        16,066,803
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................              732,185          4,919,551         4,713,266
Licensing fees......................................................               88,331          1,482,035         1,178,317
Accounting and administration fees..................................               77,163            757,479           572,867
Custodian fees......................................................               55,454             77,934            91,887
Audit and tax fees..................................................               23,628             23,628            23,628
Shareholder reporting fees..........................................               22,743            113,679            90,884
Listing fees........................................................                7,556             12,557             7,556
Trustees' fees and expenses.........................................                7,393              9,270             8,579
Transfer agent fees.................................................                7,322             65,995            54,392
Legal fees..........................................................                4,005             44,694            32,510
Registration and filing fees........................................                (144)             31,084             9,553
Other expenses......................................................                2,154             19,676            20,342
                                                                           --------------    ---------------    --------------
     Total expenses.................................................            1,027,790          7,557,582         6,803,781
     Less fees waived and expenses reimbursed by the investment
         advisor....................................................             (149,166)          (178,254)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              878,624          7,379,328         6,803,781
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            2,079,317         66,591,771         9,263,022
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (9,747,770)       (31,389,230)      (29,453,086)
      In-kind redemptions...........................................            8,568,356        139,790,199       157,610,202
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           (1,179,414)       108,400,969       128,157,116
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           34,653,114        175,674,288       143,968,501
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................           34,653,114        175,674,288       143,968,501
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           33,473,700        284,075,257       272,125,617
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   35,553,017    $   350,667,028    $  281,388,639
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $    7,696,551      $   34,544,898      $   50,094,659      $  209,018,743      $      617,124
        101,640              90,622                  --                  --                  --
       (250,525)                 --                  --          (3,632,234)            (10,396)
 --------------      --------------      --------------      --------------      --------------
      7,547,666          34,635,520          50,094,659         205,386,509             606,728
 --------------      --------------      --------------      --------------      --------------

      9,991,752          33,111,621          12,257,839          33,526,797             200,300
      1,998,351           4,962,098             246,148          10,134,278              62,354
      1,078,841           2,588,893           1,062,048           2,232,955              21,686
        175,057             763,306             185,292             360,426              12,452
         23,628              23,628              23,628              23,628              23,628
        239,046             735,252             192,166             432,664              12,483
          7,556              12,557               1,079              28,746              (3,838)
         10,941              17,686              10,006              14,720               7,251
         87,447             231,943              86,303             192,632               2,003
         83,841             227,160              72,209             184,892               1,031
        (36,438)            (17,183)            174,721             413,492                  --
         40,843             134,363              24,722              75,717               1,240
 --------------      --------------      --------------      --------------      --------------
     13,700,865          42,791,324          14,336,161          47,620,947             340,590

             --                  --                  --            (683,425)            (60,169)
 --------------      --------------      --------------      --------------      --------------
     13,700,865          42,791,324          14,336,161          46,937,522             280,421
 --------------      --------------      --------------      --------------      --------------
     (6,153,199)         (8,155,804)         35,758,498         158,448,987             326,307
 --------------      --------------      --------------      --------------      --------------


   (154,356,990)       (155,350,025)        (55,726,030)        (91,588,001)          2,824,158
    111,584,293         901,811,893         117,443,347         255,326,270           1,568,043
             --                  --                  --              (3,455)                (35)
 --------------      --------------      --------------      --------------      --------------
    (42,772,697)        746,461,868          61,717,317         163,734,814           4,392,166
 --------------      --------------      --------------      --------------      --------------

    349,806,878         565,699,634         431,591,119       1,138,084,748           3,314,782
             --                  --                  --                 767                  81
 --------------      --------------      --------------      --------------      --------------
    349,806,878         565,699,634         431,591,119       1,138,085,515           3,314,863
 --------------      --------------      --------------      --------------      --------------
    307,034,181       1,312,161,502         493,308,436       1,301,820,329           7,707,029
 --------------      --------------      --------------      --------------      --------------

 $  300,880,982      $1,304,005,698      $  529,066,934      $1,460,269,316      $    8,033,336
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     DOW JONES SELECT                       MORNINGSTAR
                                                                         MICROCAP                        DIVIDEND LEADERS
                                                                        INDEX FUND                          INDEX FUND
                                                                           (FDM)                               (FDL)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    2,079,317   $    1,594,378     $   66,591,771   $   55,726,737
Net realized gain (loss)....................................      (1,179,414)      13,232,312        108,400,969       64,064,556
Net change in unrealized appreciation (depreciation)........      34,653,114      (35,961,521)       175,674,288     (213,401,301)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................      35,553,017      (21,134,831)       350,667,028      (93,610,008)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (2,210,947)      (1,417,591)       (66,393,993)     (55,170,342)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      15,130,878      140,816,685        829,094,807      387,762,741
Cost of shares redeemed.....................................     (31,182,294)     (76,499,080)      (658,851,143)    (571,798,626)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     (16,051,416)      64,317,605        170,243,664     (184,035,885)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      17,290,654       41,765,183        454,516,699     (332,816,235)

NET ASSETS:
Beginning of period.........................................     138,776,812       97,011,629      1,386,483,098    1,719,299,333
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  156,067,466   $  138,776,812     $1,840,999,797   $1,386,483,098
                                                              ==============   ==============     ==============   ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       3,405,000        2,055,000         50,900,002       57,200,002
Shares sold.................................................         350,000        2,850,000         27,200,000       13,450,000
Shares redeemed.............................................        (700,000)      (1,500,000)       (21,600,000)     (19,750,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       3,055,000        3,405,000         56,500,002       50,900,002
                                                              ==============   ==============     ==============   ==============


Page 48                 See Notes to Financial Statements

          FIRST TRUST                       FIRST TRUST                        FIRST TRUST
           US EQUITY                         NYSE ARCA                          DOW JONES
         OPPORTUNITIES                     BIOTECHNOLOGY                        INTERNET
              ETF                           INDEX FUND                         INDEX FUND
             (FPX)                             (FBT)                              (FDN)
-------------------------------   -------------------------------    -------------------------------
  Year Ended       Year Ended       Year Ended       Year Ended        Year Ended       Year Ended
  12/31/2019       12/31/2018       12/31/2019       12/31/2018        12/31/2019       12/31/2018
--------------   --------------   --------------   --------------    --------------   --------------


$    9,263,022   $    8,164,263   $   (6,153,199)  $   (4,195,069)   $   (8,155,804)  $  (21,307,396)
   128,157,116       43,343,388      (42,772,697)     216,117,246       746,461,868      934,554,669
   143,968,501     (144,486,852)     349,806,878     (565,874,934)      565,699,634     (796,446,658)
--------------   --------------   --------------   --------------    --------------   --------------

   281,388,639      (92,979,201)     300,880,982     (353,952,757)    1,304,005,698      116,800,615
--------------   --------------   --------------   --------------    --------------   --------------


    (8,578,921)      (8,618,366)              --               --                --               --
--------------   --------------   --------------   --------------    --------------   --------------


   653,706,904      314,592,694      632,970,959    2,320,112,972     1,828,355,646    4,019,193,398
  (508,160,193)    (282,248,146)  (1,475,137,653)    (831,758,091)   (2,295,801,572)  (2,610,007,206)
--------------   --------------   --------------   --------------    --------------   --------------

   145,546,711       32,344,548     (842,166,694)   1,488,354,881      (467,445,926)   1,409,186,192
--------------   --------------   --------------   --------------    --------------   --------------
   418,356,429      (69,253,019)    (541,285,712)   1,134,402,124       836,559,772    1,525,986,807


   912,478,660      981,731,679    2,342,212,810    1,207,810,686     7,016,807,215    5,490,820,408
--------------   --------------   --------------   --------------    --------------   --------------
$1,330,835,089   $  912,478,660   $1,800,927,098   $2,342,212,810    $7,853,366,987   $7,016,807,215
==============   ==============   ==============   ==============    ==============   ==============

    14,700,002       14,400,002       18,850,002        9,700,002        60,150,002       50,000,002
     8,350,000        4,400,000        4,500,000       15,450,000        13,050,000       30,750,000
    (6,500,000)      (4,100,000)     (11,250,000)      (6,300,000)      (16,750,000)     (20,600,000)
--------------   --------------   --------------   --------------    --------------   --------------
    16,550,002       14,700,002       12,100,002       18,850,002        56,450,002       60,150,002
==============   ==============   ==============   ==============    ==============   ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                            ETF                             INDEX FUND
                                                                          (FTCS)                               (FVD)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $   35,758,498   $   12,868,717     $  158,448,987   $  102,024,585
Net realized gain (loss)....................................      61,717,317       44,264,086        163,734,814      195,923,909
Net change in unrealized appreciation (depreciation)........     431,591,119     (141,037,098)     1,138,085,515     (464,993,579)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     529,066,934      (83,904,295)     1,460,269,316     (167,045,085)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................     (35,558,152)     (13,023,451)      (157,857,442)    (102,072,326)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................   2,682,671,848    1,360,944,668      5,710,878,170    2,031,003,840
Cost of shares redeemed.....................................  (1,159,688,922)    (511,985,305)    (1,722,554,194)  (1,582,233,890)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting.............
from shareholder transactions...............................   1,522,982,926      848,959,363      3,988,323,976      448,769,950
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................   2,016,491,708      752,031,617      5,290,735,850      179,652,539

NET ASSETS:
Beginning of period.........................................   1,376,131,097      624,099,480      4,374,482,894    4,194,830,355
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $3,392,622,805   $1,376,131,097     $9,665,218,744   $4,374,482,894
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................      28,500,002       12,250,002        150,487,986      136,037,986
Shares sold.................................................      48,400,000       26,050,000        169,450,000       66,050,000
Shares redeemed.............................................     (20,700,000)      (9,800,000)       (51,650,000)     (51,600,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................      56,200,002       28,500,002        268,287,986      150,487,986
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

          FIRST TRUST
       VALUE LINE(R) 100
     EXCHANGE-TRADED FUND
             (FVL)
-------------------------------
  Year Ended       Year Ended
  12/31/2019       12/31/2018
--------------   --------------


$      326,307   $      285,088
     4,392,166       (7,657,763)
     3,314,863       (2,046,735)
--------------   --------------

     8,033,336       (9,419,410)
--------------   --------------


      (358,670)        (292,079)
--------------   --------------


     9,028,116       39,520,882
   (14,626,492)     (49,060,514)
--------------   --------------

    (5,598,376)      (9,539,632)
--------------   --------------
     2,076,290      (19,251,121)


    36,506,207       55,757,328
--------------   --------------
$   38,582,497   $   36,506,207
==============   ==============


     1,939,982        2,389,982
       400,000        1,650,000
      (650,000)      (2,100,000)
--------------   --------------
     1,689,982        1,939,982
==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      40.76   $      47.21   $      43.98   $      32.92   $      33.21
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.66           0.56           0.42           0.49           0.49
Net realized and unrealized gain (loss)              10.37          (6.50)          3.27          11.07          (0.30)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     11.03          (5.94)          3.69          11.56           0.19
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.70)         (0.51)         (0.46)         (0.50)         (0.48)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      51.09   $      40.76   $      47.21   $      43.98   $      32.92
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     27.25%        (12.68)%         8.44%         35.45%          0.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    156,067   $    138,777   $     97,012   $    116,776   $     49,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.70%          0.73%          0.71%          0.75%          0.73%
Ratio of net expenses to average net
   assets                                             0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.42%          1.29%          0.89%          1.52%          1.46%
Portfolio turnover rate (b)                             64%            75%            55%            48%            63%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      27.24   $      30.06   $      27.75   $      23.69   $      23.94
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.22           1.09           0.93           0.82           0.86
Net realized and unrealized gain (loss)               5.34          (2.83)          2.34           4.05          (0.25)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      6.56          (1.74)          3.27           4.87           0.61
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.22)         (1.08)         (0.96)         (0.81)         (0.86)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      32.58   $      27.24   $      30.06   $      27.75   $      23.69
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     24.36%         (5.87)%        11.93%         20.72%          2.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,841,000   $  1,386,483   $  1,719,299   $  1,778,464   $    875,294
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.46%          0.47%          0.47%          0.48%          0.48%
Ratio of net expenses to average net
   assets                                             0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                 4.06%          3.70%          3.18%          3.27%          3.59%
Portfolio turnover rate (b)                             39%            39%            43%            50%            61%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      62.07   $      68.18   $      54.10   $      51.11   $      50.32
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.58           0.52           0.43           0.31           0.31
Net realized and unrealized gain (loss)              18.30          (6.08)         14.12           3.10           0.80
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     18.88          (5.56)         14.55           3.41           1.11
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.54)         (0.55)         (0.47)         (0.42)         (0.32)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      80.41   $      62.07   $      68.18   $      54.10   $      51.11
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     30.45%         (8.22)%        26.96%          6.70%          2.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,330,835   $    912,479   $    981,732   $    614,024   $    789,693
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.58%          0.59%          0.59%          0.60%          0.60%
Ratio of net expenses to average net
   assets                                             0.58%          0.59%          0.59%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.79%          0.74%          0.71%          0.58%          0.61%
Portfolio turnover rate (b)                             81%            57%            31%            41%            41%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     124.26   $     124.52   $      90.89   $     113.06   $     101.99
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.51)         (0.22)         (0.08)         (0.32)          0.09
Net realized and unrealized gain (loss)              25.09          (0.04)         33.71         (21.85)         11.11
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     24.58          (0.26)         33.63         (22.17)         11.20
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --          (0.13)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     148.84   $     124.26   $     124.52   $      90.89   $     113.06
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     19.78%         (0.21)%        36.99%        (19.60)%        10.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,800,927   $  2,342,213   $  1,207,811   $    804,385   $  3,437,024
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.55%          0.57%          0.56%          0.56%          0.55%
Ratio of net expenses to average net
   assets                                             0.55%          0.57%          0.56%          0.56%          0.55%
Ratio of net investment income (loss) to
   average net assets                                (0.25)%        (0.21)%        (0.08)%        (0.27)%         0.08%
Portfolio turnover rate (b)                             31%            37%            36%            42%            30%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     116.66   $     109.82   $      79.79   $      74.64   $      61.30
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.14)         (0.35)         (0.28)         (0.27)         (0.14)
Net realized and unrealized gain (loss)              22.60           7.19          30.31           5.42          13.48
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     22.46           6.84          30.03           5.15          13.34
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     139.12   $     116.66   $     109.82   $      79.79   $      74.64
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     19.26%          6.23%         37.62%          6.91%         21.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  7,853,367   $  7,016,807   $  5,490,820   $  3,486,734   $  4,914,821
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.52%          0.52%          0.53%          0.54%          0.54%
Ratio of net expenses to average net
   assets                                             0.52%          0.52%          0.53%          0.54%          0.54%
Ratio of net investment income (loss) to
   average net assets                                (0.10)%        (0.27)%        (0.32)%        (0.35)%        (0.29)%
Portfolio turnover rate (b)                             28%            21%            22%            21%            28%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      48.29   $      50.95   $      40.79   $      38.12   $      38.08
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.76           0.60           0.59           0.58           0.57
Net realized and unrealized gain (loss)              12.08          (2.65)         10.16           2.67           0.04
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     12.84          (2.05)         10.75           3.25           0.61
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.76)         (0.61)         (0.59)         (0.58)         (0.57)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      60.37   $      48.29   $      50.95   $      40.79   $      38.12
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.72%         (4.09)%        26.49%          8.57%          1.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  3,392,623   $  1,376,131   $    624,099   $    320,190   $    165,815
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.58%          0.60%          0.61%          0.64%          0.65%
Ratio of net expenses to average net
   assets                                             0.58%          0.60%          0.61%          0.64%          0.65%
Ratio of net investment income (loss) to
   average net assets                                 1.46%          1.30%          1.33%          1.55%          1.59%
Portfolio turnover rate (b)                            125%           117%            85%            85%            96%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      29.07   $      30.84   $      28.02   $      23.86   $      24.13
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.73           0.73           0.63           0.56           0.55
Net realized and unrealized gain (loss)               6.96          (1.77)          2.84           4.17          (0.26)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.69          (1.04)          3.47           4.73           0.29
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.73)         (0.73)         (0.65)         (0.57)         (0.56)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      36.03   $      29.07   $      30.84   $      28.02   $      23.86
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.60%         (3.44)%        12.48%         19.94%          1.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  9,665,219   $  4,374,483   $  4,194,830   $  2,892,982   $  1,188,031
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.71%          0.72%          0.72%          0.73%          0.74%
Ratio of net expenses to average net
   assets                                             0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 2.36%          2.40%          2.19%          2.31%          2.40%
Portfolio turnover rate (b)                             53%            58%            50%            60%            82%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      18.82   $      23.33   $      21.58   $      19.71   $      20.41
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.18           0.13           0.16           0.12           0.07
Net realized and unrealized gain (loss)               4.02          (4.51)          1.78           1.87          (0.71) (c)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      4.20          (4.38)          1.94           1.99          (0.64)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.19)         (0.13)         (0.19)         (0.12)         (0.06)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      22.83   $      18.82   $      23.33   $      21.58   $      19.71
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     22.38%        (18.83)%         9.05%         10.14%         (3.13)% (c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     38,582   $     36,506   $     55,757   $     52,643   $     53,013
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.85%          0.89%          0.85%          0.87%          0.84%
Ratio of net expenses to average net
   assets                                             0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.81%          0.56%          0.73%          0.59%          0.32%
Portfolio turnover rate (b)                            310%           424%           466%           491%           404%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 55

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, only FDM and FPX had securities in the securities lending program. During the fiscal year ended December 31, 2019, FDM, FPX, FBT, and FDN participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2019, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $    2,210,947        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        66,393,993                  --                   --
First Trust US Equity Opportunities ETF                                     8,578,921                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                           35,558,152                  --                   --
First Trust Value Line(R) Dividend Index Fund                             157,857,442                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            358,670                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $    1,417,591        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        55,170,342                  --                   --
First Trust US Equity Opportunities ETF                                     8,618,366                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                           13,023,451                  --                   --
First Trust Value Line(R) Dividend Index Fund                             102,072,326                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            292,079                  --                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                        $      68,756        $(25,065,318)       $   6,799,591
First Trust Morningstar Dividend Leaders Index Fund                           749,068         (87,881,746)          65,260,711
First Trust US Equity Opportunities ETF                                       775,011        (124,328,569)         176,057,346
First Trust NYSE Arca Biotechnology Index Fund                                     --        (267,339,419)        (196,018,626)
First Trust Dow Jones Internet Index Fund                                          --        (310,912,382)         732,136,780
First Trust Capital Strength ETF                                              200,346         (90,504,259)         364,346,090
First Trust Value Line(R) Dividend Index Fund                                 588,090         (66,151,074)         854,338,729
First Trust Value Line(R) 100 Exchange-Traded Fund                                 --         (10,533,266)           1,877,338

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of December 31, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                                            Post-Enactment -
                                                              No Expiration
                                                          ---------------------
First Trust Dow Jones Select MicroCap Index Fund            $      25,065,318
First Trust Morningstar Dividend Leaders Index Fund                87,881,746
First Trust US Equity Opportunities ETF                           124,328,569
First Trust NYSE Arca Biotechnology Index Fund                    267,339,419
First Trust Dow Jones Internet Index Fund                         310,912,382
First Trust Capital Strength ETF                                   90,504,259
First Trust Value Line(R) Dividend Index Fund                      66,151,074
First Trust Value Line(R) 100 Exchange-Traded Fund                 10,533,266

During the taxable year ended December 31, 2019, the following Funds utilized capital loss carryforwards in the following amounts:

                                                              Capital Loss
                                                          Carryforward Utilized
                                                          ---------------------
First Trust Value Line(R) Dividend Index Fund               $       3,392,103
First Trust Value Line(R) 100 Exchange-Traded Fund                  2,884,184

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2019, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)
                                                                       Income (Loss)        on Investments      Paid-in Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                      $             --      $   (8,078,679)     $     8,078,679
First Trust Morningstar Dividend Leaders Index Fund                             90,995        (132,900,079)         132,809,084
First Trust US Equity Opportunities ETF                                         90,910        (151,999,956)         151,909,046
First Trust NYSE Arca Biotechnology Index Fund                               6,153,199         (69,287,664)          63,134,465
First Trust Dow Jones Internet Index Fund                                    8,155,804        (833,136,816)         824,981,012
First Trust Capital Strength ETF                                                    --        (110,590,406)         110,590,406
First Trust Value Line(R) Dividend Index Fund                                   (3,455)       (229,863,473)         229,866,928
First Trust Value Line(R) 100 Exchange-Traded Fund                              32,363          (1,573,355)           1,540,992

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2019 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                            Subject to Recovery
                                                                             -------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019     Total
                                                 ---------   -------------   ----------   ----------   ----------   ----------
First Trust Dow Jones Select MicroCap
   Index Fund                                    $ 149,166   $          --   $   97,709   $  162,786   $  149,166   $  409,661
First Trust Morningstar Dividend Leaders
   Index Fund                                      178,254              --      289,110      256,355      178,254      723,719
First Trust Value Line(R) Dividend Index Fund      683,425              --      816,754      768,292      683,425    2,268,471
First Trust Value Line(R) 100 Exchange -
   Traded Fund                                      60,169              --       82,527       94,969       60,169      237,665

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined - outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    94,249,303   $    92,933,488
First Trust Morningstar Dividend Leaders Index Fund                   628,541,965       628,664,271
First Trust US Equity Opportunities ETF                               947,107,865       944,873,561
First Trust NYSE Arca Biotechnology Index Fund                        765,575,301       770,230,625
First Trust Dow Jones Internet Index Fund                           2,285,281,890     2,303,515,090
First Trust Capital Strength ETF                                    3,047,793,200     3,045,830,435
First Trust Value Line(R) Dividend Index Fund                       3,587,084,711     3,578,224,043
First Trust Value Line(R) 100 Exchange-Traded Fund                    123,581,675       123,320,204

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

For the fiscal year ended December 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    15,101,812   $    31,296,094
First Trust Morningstar Dividend Leaders Index Fund                   826,680,731       656,965,833
First Trust US Equity Opportunities ETF                               650,682,465       506,170,916
First Trust NYSE Arca Biotechnology Index Fund                        632,469,902     1,475,076,675
First Trust Dow Jones Internet Index Fund                           1,824,815,116     2,289,919,357
First Trust Capital Strength ETF                                    2,678,219,688     1,160,716,704
First Trust Value Line(R) Dividend Index Fund                       5,691,232,877     1,723,139,806
First Trust Value Line(R) 100 Exchange-Traded Fund                      9,020,768        14,623,485

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a transaction to combine the First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line(R) 100 Index, with First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line(R) Dividend Index. Pursuant to this transaction, FVL shareholders will become shareholders of FVD.

In order for the transaction to occur, the shareholders of FVL must approve the transaction. If approved, shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD with an equal aggregate net asset value, and FVL shareholders will become shareholders of FVD. A special meeting of shareholders of FVL for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Funds will continue sales and redemptions of shares as described in the Funds' prospectuses. Holders of shares of FVL purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund, and First Trust Value Line(R) 100 Exchange-Traded Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                     99.32%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                              99.22%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index Fund                                               --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                        98.55%
First Trust Value Line(R)100 Exchange-Traded Fund                                   100.00%

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index Fund                                               --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R)100 Exchange-Traded Fund                                   100.00%

A portion of each of the Funds' 2019 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December 31, 2019, may be eligible for the Qualified Business Income Deduction (QBI) under Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $8,897,976. This figure is comprised of $552,448 paid (or to be paid) in fixed compensation and $8,345,528 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $5,196,228 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,701,748 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           169         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            169         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial             169         Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           169         None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services);
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               169         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011 to
                                                   o Since January 2016    January 2016), Senior Vice President (April 2007 to
                                                                           January 2016), First Trust Advisors L.P. and First Trust
                                                                           Portfolios L.P.; Chief Financial Officer (January 2016
                                                                           to Present), BondWave LLC (Software Development
                                                                           Company) and Stonebridge Advisors LLC
                                                                           (Investment Advisor)


Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception


Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception


Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2019

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Annual Report
December 31, 2019

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  31
   First Trust S&P REIT Index Fund (FRI)....................................  33
   First Trust Water ETF (FIW)..............................................  36
   First Trust Natural Gas ETF (FCG)........................................  38
   First Trust Chindia ETF (FNI)............................................  40
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  43
Statements of Assets and Liabilities........................................  46
Statements of Operations....................................................  48
Statements of Changes in Net Assets.........................................  50
Financial Highlights........................................................  54
Notes to Financial Statements...............................................  59
Report of Independent Registered Public Accounting Firm.....................  69
Additional Information......................................................  70
Board of Trustees and Officers..............................................  74
Privacy Policy..............................................................  76

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2019

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2019, including a market overview and a performance analysis.

A significant event for the markets in the past year was the decision by the Federal Reserve (the "Fed") to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.

So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed's reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion's share of the tariff conflict today is between the U.S. and China, the two-largest economies in the world. In our opinion, it is believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.

It has been said in the financial media that this is the "most hated" bull market in history, yet it has been one of the most prosperous for investors. The bull market turns 11 years old on March 9, 2020. A Bloomberg survey of 21 equity strategists found that their average 2020 year-end price target for the S&P 500(R) Index was 3,318 as of December 17, 2019, according to its own release. The highest estimate was 3,500. The lowest estimate was 3,000. With a target of 3,650, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish than all the strategists surveyed by Bloomberg. We encourage investors to stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The consensus among economists projects a 1.8% growth rate estimate for the U.S. economy in 2020 (on a fourth quarter to fourth quarter basis), according to a survey conducted by Bloomberg. However, Brian Wesbury, Chief Economist at First Trust Advisors L.P. believes the economy may grow at a 2.5% to 3.0% pace, in part due to home building and business investment that are poised to contribute more to economic growth in 2020 than what the broader consensus believes, in his opinion.

The combination of low interest rates, low inflation, strong job growth, regulatory reform and a more favorable U.S. corporate tax structure following the passage of the Tax Cuts and Jobs Act of 2017 makes the current climate an attractive one for investors, in our opinion. Minus tax reform, which took effect in 2018, and regulatory reform, which has been driven by the Trump Administration since it took office in 2017, investors have been prospering in a low rate/low inflation/strong job growth climate for the better part of the last decade. Very little has changed in that regard. One thing that has created some uncertainty in the markets is the extent of the potential fallout from the implementation and escalation of trade tariffs by the Trump Administration. That effort is now 21 months old and counting. The mid-December announcement that the U.S. and China had struck a "Phase One" deal is encouraging, in our opinion.

Investors are flocking to exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). The global ETF industry turns 30 years old on March 9, 2020. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $6.350 trillion at the close of 2019, up 31.9% from the $4.815 trillion at the end of 2018, according to its own release. In 2019, net inflows to ETFs/ETPs listed globally totaled $571.03 billion, the second highest on record behind the $653.26 billion registered in 2017.

U.S. STOCKS AND BONDS

In 2019, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 31.49%, 26.20%, and 22.78%, respectively, according to Bloomberg. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Communication Services and Financials, up 50.29%, 32.69% and 32.13%, respectively, while the only sector with a total return below 20% for the year was Energy, up 11.81%. The outlook for corporate earnings is encouraging, in our opinion. Bloomberg's 2020 and 2021 consensus earnings growth estimates for the S&P 500(R) Index were 9.02% and 10.72%, respectively, as of December 31, 2019.

The yield on the benchmark 10-year Treasury Note ("T-Note") closed trading on December 31, 2019, at 1.92%, down 77 basis points ("bps") from its 2.69% close a year earlier, according to Bloomberg. The yield stood 48 bps below its 2.40% average for the 10-year period ended December 31, 2019. For those investors still concerned about the prospects for an inverted yield curve, the spread between the 2-year T-Note and the 10-year T-Note closed 2019 at 35 bps (1.57% vs. 1.92%), according to data from Bloomberg. For comparative purposes, the average spread was 117 bps (3.33% vs. 4.50%) for the 30-year period ended December 31, 2019. The yield curve, while not inverted, remains relatively flat. We will monitor this scenario moving forward.

In the U.S. bond market, all the major bond groups posted positive returns in 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 14.32%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 5.22%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 0.23% against a basket of major currencies in 2019, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities, in our opinion. Aside from the currency aspect, foreign stocks and bonds performed quite well in 2019.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 12.13% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 6.84% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 18.44% (USD), while the MSCI World ex USA Index was up 22.49% (USD) on a total return basis, according to Bloomberg.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest U.S. and international non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            35.78%      12.16%      14.89%       10.56%        77.52%     300.72%       295.56%
Market Value                                   35.81%      12.14%      14.88%       10.56%        77.35%     300.31%       295.56%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)            36.65%      12.85%      15.61%       11.25%        83.03%     326.39%       330.64%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.08%        73.86%     256.66%       229.02%
NASDAQ-100 Index(R)                            39.46%      16.91%      18.07%       13.64%       118.44%     426.36%       476.47%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 35.78% during the 12-month period covered by this report. During the same period, the NASDAQ-100 Index(R) ("Benchmark") generated a return of 39.46%. The Information Technology sector received the greatest allocation in the Fund over the period with an average weight of 37.6%. This sector returned 51.0%, contributing 18.1% to the Fund's total return. All invested sectors experienced positive returns during the period, but the worst-performing sector was Consumer Staples. Investments in Consumer Staples returned 18.2% and, with a 5.9% allocation, contributed 1.2% to the Fund's total return. On a relative basis, the Fund underperformed the Benchmark. Investments in the Information Technology sector were the greatest drivers of this underperformance. The Fund slightly underweighted this sector in comparison to the Benchmark and the investments in the Fund slightly underperformed those in the Benchmark. Thus, due to both allocation effect and selection effect, investments in the Information Technology sector caused -2.6% of underperformance versus the Benchmark. The sector that caused the most outperformance was investments in the Consumer Discretionary sector. This sector performed well and caused 1.9% of outperformance for the Fund versus the Benchmark.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        39.07%
Consumer Discretionary                        15.05
Communication Services                        14.02
Health Care                                   13.93
Industrials                                    8.95
Consumer Staples                               6.00
Utilities                                      2.00
Financials                                     0.98
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    1.05%
Advanced Micro Devices, Inc.                   1.04
Western Digital Corp.                          1.04
Amazon.com, Inc.                               1.04
Tesla, Inc.                                    1.03
Align Technology, Inc.                         1.03
Comcast Corp., Class A                         1.02
Charter Communications, Inc.,
   Class A                                     1.02
Skyworks Solutions, Inc.                       1.02
Intel Corp.                                    1.02
                                             -------
   Total                                      10.31%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2009 - DECEMBER 31, 2019

               First Trust
            NASDAQ-100 Equal          NASDAQ-100 Equal        S&P 500(R)       NASDAQ-100
           Weighted Index Fund       Weighted Index(SM)         Index           Index(R)
12/09            $10,000                  $10,000              $10,000          $10,000
06/10              9,436                    9,466                9,335            9,383
12/10             12,124                   12,199               11,507           12,015
06/11             13,035                   13,157               12,199           12,643
12/11             11,788                   11,944               11,749           12,455
06/12             12,870                   13,073               12,864           14,377
12/12             13,539                   13,789               13,629           14,738
06/13             15,651                   16,012               15,513           16,225
12/13             18,947                   19,442               18,043           20,182
06/14             20,459                   21,058               19,331           21,770
12/14             22,572                   23,299               20,514           24,099
06/15             23,107                   23,921               20,766           25,164
12/15             23,075                   23,971               20,797           26,450
06/16             22,410                   23,341               21,596           25,612
12/16             24,694                   25,806               23,285           28,376
06/17             28,603                   29,979               25,460           33,137
12/17             31,117                   32,719               28,368           37,736
06/18             32,586                   34,358               29,120           41,755
12/18             29,513                   31,211               27,125           37,751
06/19             36,112                   38,315               32,154           46,000
12/19             40,072                   42,639               35,666           52,636

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0
01/01/18 - 12/31/18             148             2              0            0
01/01/19 - 12/31/19             125             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0
01/01/18 - 12/31/18              99             2              0            0
01/01/19 - 12/31/19             126             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            48.36%      19.22%      17.82%       13.18%       140.82%     415.38%       445.62%
Market Value                                   48.30%      19.19%      17.79%       13.18%       140.52%     414.34%       445.55%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)         49.31%      19.96%      18.56%       13.90%       148.47%     448.73%       494.69%
S&P 500(R) Index                               31.49%      11.70%      13.56%        9.08%        73.86%     256.66%       229.02%
S&P 500 Information Technology Index           50.29%      20.20%      17.50%       13.28%       150.89%     401.51%       452.22%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 48.36% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index ("Benchmark") generated a return of 50.29%. Semiconductors & Semiconductor Equipment received an allocation of 45.5%, a greater allocation than any other industry. Investments in this industry returned 68.2%, contributing 29.3% to the Fund's total return. The only industry with a negative return in the Fund during the period was Electronic Equipment, Instruments & Components. Investments in this industry returned -0.8%, but the allocation to this industry was only 0.1%, and, therefore had no impact to the Fund's total return. On a relative basis, the Fund underperformed the Benchmark. The industry that caused the most underperformance was Technology Hardware, Storage & Peripherals, which caused -4.4% of underperformance versus the Benchmark. The heavily weighted Semiconductors & Semiconductor Equipment sector caused 8.5% outperformance versus the Benchmark.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)             LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        87.53%
Communication Services                         9.96
Health Care                                    2.51
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    2.63%
Advanced Micro Devices, Inc.                   2.60
Western Digital Corp.                          2.60
Skyworks Solutions, Inc.                       2.54
Intel Corp.                                    2.54
Cisco Systems, Inc.                            2.53
ASML Holding N.V.                              2.52
Adobe, Inc.                                    2.52
NetEase, Inc.                                  2.51
KLA Corp.                                      2.51
                                             -------
   Total                                      25.50%
                                             =======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2009 - DECEMBER 31, 2019

               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/09            $10,000                 $10,000                  $10,000              $10,000
06/10              9,240                   9,265                    8,943                9,335
12/10             12,192                  12,266                   11,020               11,507
06/11             12,286                  12,397                   11,247               12,199
12/11             11,491                  11,632                   11,286               11,749
06/12             12,015                  12,201                   12,792               12,864
12/12             12,413                  12,644                   12,960               13,629
06/13             13,868                  14,171                   13,783               15,513
12/13             17,145                  17,576                   16,644               18,043
06/14             19,394                  19,945                   18,132               19,331
12/14             21,401                  22,081                   19,992               20,514
06/15             20,872                  21,595                   20,144               20,766
12/15             21,106                  21,906                   21,177               20,797
06/16             21,724                  22,629                   21,109               21,596
12/16             26,440                  27,639                   24,109               23,287
06/17             31,477                  32,998                   28,263               25,462
12/17             36,453                  38,321                   33,470               28,377
06/18             39,129                  41,253                   37,108               29,129
12/18             34,739                  36,732                   33,375               27,134
06/19             43,861                  46,521                   42,430               32,165
12/19             51,538                  54,873                   50,151               35,666

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 12/31/16             147             0              0            0
01/01/17 - 12/31/17             146             0              0            0
01/01/18 - 12/31/18             132             3              1            0
01/01/19 - 12/31/19             138             0              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0
01/01/18 - 12/31/18             111             4              0            0
01/01/19 - 12/31/19             113             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            28.35%       8.39%      13.34%        9.16%        49.59%     249.94%       209.61%
Market Value                                   28.33%       8.36%      13.35%        9.16%        49.42%     250.08%       209.57%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)            29.17%       9.03%      14.04%        9.84%        54.07%     271.94%       235.23%
Russell 1000(R) Index                          31.43%      11.48%      13.54%        8.71%        72.20%     256.09%       193.46%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 28.35% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index ("Benchmark") generated a return of 31.43%. The Consumer Discretionary sector received the most weight in the Fund during the period. With an allocation of 27.7% and a return of 38.7%, this sector contributed 10.4% to the Fund's total return, more than investments in any other sector. No invested sector experienced a negative return in the Fund. The sector with the lowest return was Consumer Staples, which returned 18.2%. This sector carried an allocation of 9.5% and contributed 1.8% to the Fund's total return. On a relative basis, the Fund underperformed the Benchmark. Most of the underperformance came from investments in Information Technology, which caused -3.2% of underperformance versus the Benchmark. Investments in the Consumer Discretionary sector caused some outperformance versus the Benchmark. This sector received more weight in the Fund than in the Benchmark and caused 2.4% of outperformance for the Fund during the period.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        25.10%
Health Care                                   21.62
Communication Services                        16.71
Industrials                                   14.99
Consumer Staples                               9.99
Information Technology                         6.64
Utilities                                      3.31
Financials                                     1.64
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    1.72%
Amazon.com, Inc.                               1.72
Comcast Corp., Class A                         1.71
Charter Communications, Inc.,
   Class A                                     1.70
Align Technology, Inc.                         1.70
Ulta Beauty, Inc.                              1.70
Booking Holdings, Inc.                         1.69
T-Mobile US, Inc.                              1.69
Ross Stores, Inc.                              1.69
Lululemon Athletica, Inc.                      1.69
                                             -------
   Total                                      17.01%
                                             =======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2009 - DECEMBER 31, 2019

                  First Trust
                   NASDAQ-100               NASDAQ-100
              Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                   Index Fund               Index(SM)                Index
12/09               $10,000                  $10,000                $10,000
06/10                 9,555                    9,583                  9,360
12/10                12,064                   12,139                 11,609
06/11                13,519                   13,648                 12,348
12/11                11,933                   12,093                 11,782
06/12                13,457                   13,672                 12,887
12/12                14,357                   14,621                 13,717
06/13                17,053                   17,450                 15,625
12/13                20,278                   20,806                 18,259
06/14                21,207                   21,832                 19,586
12/14                23,391                   24,142                 20,677
06/15                24,661                   25,537                 21,031
12/15                24,501                   25,460                 20,867
06/16                23,019                   23,968                 21,647
12/16                23,979                   25,037                 23,381
06/17                27,403                   28,702                 25,548
12/17                28,872                   30,327                 28,450
06/18                29,781                   31,367                 29,261
12/18                27,262                   28,792                 27,090
06/19                32,695                   34,648                 32,194
12/19                34,994                   37,194                 35,609

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0
01/01/18 - 12/31/18              96             2              0            0
01/01/19 - 12/31/19             119             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0
01/01/18 - 12/31/18             150             3              0            0
01/01/19 - 12/31/19             132             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization clean-energy companies that are publicly traded in the United States. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            42.69%      8.61%        5.19%        2.27%        51.11%      65.93%        33.49%
Market Value                                   43.01%      8.61%        5.20%        2.27%        51.11%      65.95%        33.51%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy
   Index(SM)                                   42.67%      8.58%        5.20%        2.43%        50.90%      66.03%        36.35%
Russell 2000(R) Index                          25.52%      8.23%       11.83%        7.17%        48.49%     205.82%       144.34%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 42.69% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("Benchmark") generated a return of 25.52%. The Information Technology sector was given the largest allocation in the Fund with a weight of 43.2%, returning 64.3% and providing the largest contribution to the Fund's return at 25.7%. The Materials sector provided -1.6% of contribution to the Fund's return, the most negative contribution during the period. On a relative basis, the Fund outperformed the Benchmark. The Fund overweighted and outperformed among Information Technology securities by 29.3% and 23.1%, respectively, resulting in 12.5% of relative outperformance. The Fund overweighted and underperformed among Materials securities by 4.1% and -32.8%, respectively, creating a -3.4% drag on relative performance.

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        43.91%
Utilities                                     19.00
Industrials                                   15.85
Consumer Discretionary                        11.65
Materials                                      7.21
Real Estate                                    1.59
Energy                                         0.79
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    9.35%
ON Semiconductor Corp.                         7.25
Universal Display Corp.                        7.03
Brookfield Renewable Partners, L.P.            6.04
Albemarle Corp.                                5.61
Acuity Brands, Inc.                            3.89
First Solar, Inc.                              3.74
Cree, Inc.                                     3.73
Littelfuse, Inc.                               3.50
SolarEdge Technologies, Inc.                   3.47
                                             -------
   Total                                      53.61%
                                             =======

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2009 - DECEMBER 31, 2019

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)          Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)          Index
12/09             $10,000                   $10,000                 $10,000
06/10               8,285                     8,309                   9,805
12/10              10,205                    10,270                  12,686
06/11               9,497                     9,594                  13,474
12/11               5,997                     6,079                  12,158
06/12               5,804                     5,872                  13,195
12/12               5,967                     5,999                  14,145
06/13               8,920                     8,944                  16,388
12/13              11,324                    11,358                  19,636
06/14              13,024                    13,066                  20,262
12/14              10,979                    11,003                  20,596
06/15              11,783                    11,811                  21,574
12/15              10,272                    10,302                  19,686
06/16               9,265                     9,269                  20,123
12/16              10,053                    10,029                  23,882
06/17              11,753                    11,739                  25,074
12/17              13,243                    13,243                  27,381
06/18              12,750                    12,762                  29,478
12/18              11,626                    11,637                  24,363
06/19              14,007                    14,024                  28,500
12/19              16,593                    16,603                  30,582

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0
01/01/18 - 12/31/18             151             2              1            0
01/01/19 - 12/31/19             158             0              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0
01/01/18 - 12/31/18              95             2              0            0
01/01/19 - 12/31/19              93             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the real estate investment trusts ("REITs") that comprise the Index. The Index seeks to measure the performance of publicly traded REITs domiciled in the U.S. that meet certain eligibility requirements. The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            23.67%       6.24%      11.19%        4.89%        35.33%     188.94%        82.98%
Market Value                                   23.62%       6.22%      11.19%        4.89%        35.22%     188.83%        82.92%

INDEX PERFORMANCE
S&P United States REIT Index*                  24.45%       6.80%      11.79%         N/A         38.96%     204.78%         N/A
FTSE EPRA/NAREIT North America Index           24.51%       6.63%      11.39%        5.18%        37.83%     194.11%        89.46%
Russell 3000(R) Index                          31.02%      11.24%      13.42%        8.41%        70.35%     252.15%       177.80%
------------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 23.67% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("Benchmark") generated a return of 31.02%. The Fund invests in Real Estate Investment Trusts ("REITs"), while the Benchmark has only 3% invested in REITs. The Fund allocated 18.6% to Residential REITs, which returned 31.0% and contributed 5.4% to Fund return. No class of REITs experienced a negative return for the Fund. The least-performing class of REITs were investments in Retail REITs. These investments were allocated 18.0% of the Fund and returned 10.7%, contributing 2.3% to Fund return. On a relative basis, the Fund underperformed the Benchmark. The allocation to Retail REITs was the greatest source of underperformance, which caused -3.2% of underperformance for the Fund versus the Benchmark. Meanwhile, the allocation to Industrial REITs in the Fund caused 1.3% of outperformance versus the Benchmark.

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Specialized                                   19.33%
Residential                                   18.83
Retail                                        15.66
Health Care                                   12.48
Office                                        12.04
Industrial                                    10.72
Diversified                                    5.91
Hotel & Resort                                 5.03
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Prologis, Inc.                                 5.71%
Equinix, Inc.                                  5.05
Simon Property Group, Inc.                     4.64
Welltower, Inc.                                3.37
Public Storage                                 3.25
AvalonBay Communities, Inc.                    2.97
Equity Residential                             2.87
Digital Realty Trust, Inc.                     2.54
Realty Income Corp.                            2.43
Ventas, Inc.                                   2.18
                                             -------
   Total                                      35.01%
                                             =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2009 - DECEMBER 31, 2019

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/09             $10,000                 $10,000                 $10,000                $10,000
06/10              10,546                  10,571                  10,513                  9,395
12/10              12,773                  12,848                  12,865                 11,693
06/11              14,050                  14,169                  14,225                 12,436
12/11              13,782                  13,937                  13,918                 11,813
06/12              15,800                  16,018                  15,953                 12,914
12/12              16,179                  16,444                  16,444                 13,752
06/13              17,164                  17,501                  17,217                 15,686
12/13              16,474                  16,838                  16,654                 18,367
06/14              19,334                  19,808                  19,499                 19,642
12/14              21,352                  21,935                  21,344                 20,673
06/15              20,000                  20,597                  20,051                 21,074
12/15              21,772                  22,492                  21,731                 20,773
06/16              24,594                  25,481                  24,582                 21,525
12/16              23,497                  24,403                  23,508                 23,417
06/17              23,915                  24,908                  23,933                 25,508
12/17              24,386                  25,461                  24,582                 28,365
06/18              24,657                  25,810                  24,978                 29,278
12/18              23,361                  24,495                  23,623                 26,882
06/19              27,185                  28,595                  27,596                 31,912
12/19              28,894                  30,478                  29,411                 35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             156             0              0            0
01/01/17 - 12/31/17             106             0              0            0
01/01/18 - 12/31/18              86             3              1            0
01/01/19 - 12/31/19             178             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16              96             0              0            0
01/01/17 - 12/31/17             145             0              0            0
01/01/18 - 12/31/18             160             0              1            0
01/01/19 - 12/31/19              74             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenues from the potable water and wastewater industries. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            37.11%      13.10%      13.27%        9.93%        85.07%     247.79%       231.16%
Market Value                                   37.19%      13.11%      13.28%        9.93%        85.16%     248.01%       231.20%

INDEX PERFORMANCE
ISE Clean Edge Water Index                     37.94%      13.67%      13.96%       10.60%        89.75%     269.40%       257.61%
Russell 3000(R) Index                          31.02%      11.24%      13.42%        8.41%        70.35%     252.15%       177.80%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 37.11% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("Benchmark") generated a return of 31.02%. Industrials was the sector with the greatest allocation in the Fund and the greatest contribution to the Fund's returns. This sector received an average weight of 55.6%, returned 38.2%, and contributed 21.0% to the Fund's total return. The best-performing sector was Information Technology. This sector returned 55.8%, but carried only a 4.5% allocation, resulting in a 2.4% contribution to Fund return. The only sector with a negative return in the Fund was the Consumer Staples sector. This sector received an allocation over the period of 0.9% and contributed -0.4% to Fund return. On a relative basis, the Fund outperformed the Benchmark. Much of this outperformance came from the Industrials sector, which the Fund overweighted versus the Benchmark. Investments in this sector resulted in 3.7% of outperformance for the Fund. Meanwhile, investments in the Information Technology sector caused -2.1% of underperformance for the Fund versus the Benchmark.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   56.26%
Utilities                                     22.06
Health Care                                   11.61
Information Technology                         5.61
Materials                                      3.41
Consumer Staples                               1.05
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Agilent Technologies, Inc.                     4.38%
Pentair PLC                                    4.08
Danaher Corp.                                  3.94
AECOM                                          3.88
Aqua America, Inc.                             3.87
IDEX Corp.                                     3.81
Xylem, Inc.                                    3.75
A.O. Smith Corp.                               3.74
Flowserve Corp.                                3.72
Roper Technologies, Inc.                       3.53
                                             -------
   Total                                      38.70%
                                             =======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/09         $10,000          $10,000             $10,000
06/10           9,440            9,470               9,395
12/10          11,949           12,037              11,693
06/11          12,508           12,646              12,436
12/11          11,277           11,441              11,813
06/12          12,396           12,627              12,914
12/12          14,304           14,618              13,752
06/13          15,318           15,720              15,686
12/13          18,726           19,281              18,367
06/14          19,260           19,884              19,642
12/14          18,794           19,466              20,673
06/15          17,550           18,232              21,074
12/15          16,950           17,665              20,773
06/16          19,898           20,809              21,525
12/16          22,409           23,498              23,417
06/17          24,466           25,667              25,508
12/17          27,842           29,294              28,365
06/18          27,619           29,083              29,278
12/18          25,365           26,777              26,877
06/19          31,709           33,578              31,906
12/19          34,778           36,940              35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0
01/01/18 - 12/31/18             177             5              1            1
01/01/19 - 12/31/19             216             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0
01/01/18 - 12/31/18              65             1              0            1
01/01/19 - 12/31/19              35             0              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts and master limited partnership ("MLP") units that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenue from mid-stream activities and/or the exploration and production of natural gas. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                           -15.87%     -25.00%     -16.97%       -14.46%      -76.27%     -84.43%       -86.14%
Market Value                                  -15.86%     -25.00%     -16.98%       -14.46%      -76.27%     -84.44%       -86.14%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index              -15.23%     -24.90%     -16.66%       -14.12%      -76.12%     -83.83%       -85.42%
S&P Composite 1500(R) Energy Index             10.05%      -2.90%       2.61%         1.29%      -13.70%      29.36%        17.62%
Russell 3000(R) Index                          31.02%      11.24%      13.42%         8.41%       70.35%     252.15%       177.80%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -15.87% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index ("Benchmark") generated a return of 10.05%. The Fund consists almost exclusively of investments in the Oil, Gas, & Consumable Fuels industry. Over the period, the Fund invested 97.6% of its assets in this industry. The investments in this industry returned -15.6%, contributing -15.3% to the Fund's total return. The only other industry represented in the Fund was the Gas Utilities industry. This industry returned 7.4% during the period, which resulted in a contribution to Fund return of 0.2%. On a relative basis, the Fund significantly underperformed the Benchmark. The Benchmark allocated 87.2% to the Oil, Gas & Consumable Fuels industry, but, due to selection, investments in this industry caused -22.0% of underperformance for the Fund versus the Benchmark. There was no industry that garnered outperformance for the Fund versus the Benchmark during the same period.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            85.77%
Oil & Gas Storage & Transportation            14.23
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Concho Resources, Inc.                         4.50%
Noble Energy, Inc.                             4.47
Encana Corp.                                   4.44
Devon Energy Corp.                             4.43
Chesapeake Energy Corp.                        4.40
EQT Corp.                                      4.37
Murphy Oil Corp.                               4.33
Apache Corp.                                   4.29
Cimarex Energy Co.                             4.26
Continental Resources, Inc.                    4.15
                                             -------
   Total                                      43.64%
                                             =======

                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            DECEMBER 31, 2009 - DECEMBER 31, 2019

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/09           $10,000                    $10,000                     $10,000                      $10,000
06/10             8,707                      8,751                       9,395                        8,816
12/10            11,222                     11,372                      11,693                       12,137
06/11            12,368                     12,579                      12,436                       13,532
12/11            10,455                     10,670                      11,813                       12,613
06/12             9,464                      9,688                      12,914                       12,242
12/12             9,043                      9,289                      13,752                       13,160
06/13             9,312                      9,582                      15,686                       14,439
12/13            11,317                     11,679                      18,367                       16,502
06/14            13,715                     14,185                      19,642                       18,641
12/14             6,563                      6,771                      20,673                       14,989
06/15             5,595                      5,722                      21,074                       14,286
12/15             2,684                      2,730                      20,773                       11,680
06/16             2,977                      3,020                      21,525                       13,499
12/16             3,207                      3,269                      23,417                       14,869
06/17             2,555                      2,613                      25,508                       12,814
12/17             2,837                      2,913                      28,365                       14,564
06/18             2,928                      3,016                      29,278                       15,646
12/18             1,851                      1,907                      26,877                       11,752
06/19             1,847                      1,910                      31,906                       13,196
12/19             1,557                      1,616                      35,215                       12,932

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0
01/01/18 - 12/31/18             104             6              2            0
01/01/19 - 12/31/19             158             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0
01/01/18 - 12/31/18             137             2              0            0
01/01/19 - 12/31/19              93             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is a modified market capitalization weighted index designed to track the performance of U.S. listed securities issued by small, mid and large capitalization companies domiciled in China or India. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            28.96%       8.01%       7.69%        6.71%        47.02%     109.77%       127.32%
Market Value                                   29.09%       8.00%       7.66%        6.70%        46.93%     109.23%       127.25%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                          29.56%       8.56%       8.20%        7.26%        50.77%     119.99%       142.63%
Russell 3000(R) Index                          31.02%      11.24%      13.42%        8.41%        70.35%     252.15%       177.80%
MSCI Emerging Markets Index                    18.44%       5.61%       3.68%        3.37%        31.39%      43.50%        52.03%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 28.96% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("Benchmark") generated a return of 18.44%. During the period, the Fund allocated 59.2% to Chinese securities and 37.6% to Indian securities. The allocation to Chinese securities resulted in a 23.0% contribution to the Fund's return and 10.5% of outperformance versus the Benchmark. The allocation to Indian securities contributed only 6.0% to Fund return and -0.3% of underperformance versus the Benchmark. The most underperformance versus the Benchmark came as a result of investments in Taiwanese securities. The Fund did not allocate any weight to Taiwan while the Benchmark allocated 11.3% during the period. The difference resulted in -2.1% of underperformance for the Fund versus the Benchmark. Meanwhile, the Fund benefitted from not including South Korean investments, which caused 1.1% outperformance for the Fund versus the Benchmark.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        38.82%
Communication Services                        18.81
Financials                                    16.62
Information Technology                        13.58
Materials                                      4.06
Health Care                                    3.75
Industrials                                    2.20
Energy                                         2.16
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
JD.com, Inc., ADR                              7.15%
ICICI Bank Ltd., ADR                           7.10
Baidu, Inc., ADR                               7.07
Alibaba Group Holding Ltd., ADR                7.03
Infosys Ltd., ADR                              6.96
HDFC Bank Ltd., ADR                            6.80
Tata Motors Ltd., ADR                          4.37
Vedanta Ltd., ADR                              4.06
Pinduoduo, Inc., ADR                           3.99
Wipro Ltd., ADR                                3.91
                                             -------
   Total                                      58.44%
                                             =======

                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2009 - DECEMBER 31, 2019

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/09         $10,000                  $10,000                    $10,000                   $10,000
06/10           9,727                    9,761                      9,395                     9,383
12/10          11,846                   11,944                     11,693                    11,887
06/11          12,040                   12,208                     12,436                    11,992
12/11           8,764                    8,858                     11,813                     9,698
06/12           9,292                    9,405                     12,914                    10,079
12/12          10,263                   10,409                     13,752                    11,465
06/13          10,389                   10,568                     15,686                    10,368
12/13          13,937                   14,199                     18,367                    11,166
06/14          14,808                   15,119                     19,642                    11,852
12/14          14,268                   14,590                     20,673                    10,923
06/15          15,282                   15,657                     21,074                    11,245
12/15          14,221                   14,613                     20,773                     9,293
06/16          13,703                   14,119                     21,525                     9,889
12/16          13,915                   14,390                     23,417                    10,333
06/17          17,863                   18,518                     25,508                    12,237
12/17          20,505                   21,296                     28,365                    14,185
06/18          20,109                   20,932                     29,278                    13,240
12/18          16,264                   16,980                     26,877                    12,116
06/19          18,899                   19,780                     31,906                    13,400
12/19          20,974                   21,999                     35,215                    14,350

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0
01/01/18 - 12/31/18             143             1              0            1
01/01/19 - 12/31/19              83             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0
01/01/18 - 12/31/18             105             1              0            0
01/01/19 - 12/31/19             169             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Fund's shares are listed for trading on the Nasdaq. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/29/09)      Ended       Ended       (6/29/09)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            22.80%       8.97%      10.44%       11.18%        53.67%     170.05%       204.61%
Market Value                                   22.79%       8.94%      10.42%       11.18%        53.41%     169.44%       204.46%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank
   Index(SM)                                   23.59%       9.65%      11.14%       11.89%        58.47%     187.60%       225.50%
S&P Composite 1500(R) Financials Index         31.22%      11.23%      12.37%       13.80%        70.24%     221.02%       288.80%
Russell 3000(R) Index                          31.02%      11.24%      13.42%       14.90%        70.35%     252.15%       330.48%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 22.80% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index ("Benchmark") generated a return of 31.22%. The Fund invests effectively all of its assets in securities within the Banks industry group of the Financials sector. The company that received the greatest allocation in the Fund was Commerce Bancshares, Inc., which carried an average weight in the Fund of 2.7%. This security returned 28.7%, contributing 0.8% to the Fund's total return. The investment in the Fund with the worst return was Republic First Bancorp, Inc. This security returned -30.0%. However, since it received only 0.1% allocation, the drag on return was less than 10 basis points. On a relative basis, the Fund underperformed the Benchmark. The two primary differentiators of performance between the Fund and the Benchmark were: first, that the Fund invested almost entirely in Bank stocks, while the Benchmark invested across the Financials sector; and second, that the bank stocks in the Fund generated less return than the bank stocks in the Benchmark. Thus, the Fund differed greatly in allocation, but the selection effect was actually a more significant driver of the underperformance.

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         88.62%
Thrifts & Mortgage Finance                    11.05
IT Services                                    0.33
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Commerce Bancshares, Inc.                      2.99%
TCF Financial Corp.                            2.80
BOK Financial Corp.                            2.42
Popular, Inc.                                  2.22
TFS Financial Corp.                            2.15
First Citizens BancShares, Inc.,
   Class A                                     2.02
Pinnacle Financial Partners, Inc.              1.91
First Financial Bankshares, Inc.               1.86
PacWest Bancorp                                1.79
Glacier Bancorp., Inc.                         1.66
                                             -------
   Total                                      21.82%
                                             =======

                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2009 - DECEMBER 31, 2019

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
12/09          $10,000                $10,000                    $10,000                    $10,000
06/10           10,140                 10,165                      9,696                      9,395
12/10           11,278                 11,350                     11,329                     11,693
06/11           11,100                 11,210                     11,080                     12,436
12/11           10,548                 10,686                      9,629                     11,813
06/12           11,596                 11,789                     10,921                     12,914
12/12           11,974                 12,208                     12,225                     13,752
06/13           14,189                 14,514                     14,518                     15,686
12/13           17,111                 17,559                     16,413                     18,367
06/14           17,106                 17,608                     17,262                     19,642
12/14           17,576                 18,145                     18,857                     20,673
06/15           19,181                 19,865                     18,900                     21,074
12/15           18,962                 19,692                     18,722                     20,773
06/16           18,640                 19,416                     18,419                     21,525
12/16           26,087                 27,270                     23,269                     23,417
06/17           25,179                 26,403                     24,719                     25,508
12/17           26,223                 27,601                     28,127                     28,372
06/18           27,562                 29,096                     27,176                     29,285
12/18           21,989                 23,271                     24,461                     26,884
06/19           24,676                 26,201                     28,663                     31,914
12/19           27,005                 28,760                     32,102                     35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             137             5              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             128             5              0            0
01/01/18 - 12/31/18             125            12              0            0
01/01/19 - 12/31/19              34             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17             116             1              1            0
01/01/18 - 12/31/18             106             7              1            0
01/01/19 - 12/31/19             218             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2019 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2019      DECEMBER 31, 2019      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $1,109.70             0.59%             $3.14
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $1,175.10             0.57%             $3.12
Hypothetical (5% return before expenses)             $1,000.00           $1,022.33             0.57%             $2.91

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $1,070.20             0.60%             $3.13
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $1,184.30             0.60%             $3.30
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $1,062.70             0.50%             $2.60
Hypothetical (5% return before expenses)             $1,000.00           $1,022.68             0.50%             $2.55

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $1,096.80             0.55%             $2.91
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2019 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2019      DECEMBER 31, 2019      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $  843.00             0.60%             $2.79
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $1,109.80             0.60%             $3.19
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $1,094.30             0.60%             $3.17
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2019 through December 31, 2019), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIRLINES -- 2.0%
     313,332 American Airlines Group, Inc. $ 8,986,362 101,915 United Airlines Holdings,
                Inc. (a)                            8,977,692
                                               --------------
                                                   17,964,054
                                               --------------
             AUTOMOBILES -- 1.0%
      22,433 Tesla, Inc. (a)                        9,384,397
                                               --------------
             BEVERAGES -- 2.0%
     142,353 Monster Beverage Corp. (a)             9,046,533
      65,973 PepsiCo, Inc.                          9,016,530
                                               --------------
                                                   18,063,063
                                               --------------
             BIOTECHNOLOGY -- 8.9%
      82,908 Alexion Pharmaceuticals, Inc. (a)      8,966,500
      37,435 Amgen, Inc.                            9,024,456
      30,225 Biogen, Inc. (a)                       8,968,664
     107,362 BioMarin Pharmaceutical, Inc. (a)      9,077,457
     136,111 Gilead Sciences, Inc.                  8,844,493
     100,991 Incyte Corp. (a)                       8,818,534
      24,222 Regeneron Pharmaceuticals,
                Inc. (a)                            9,094,877
      77,577 Seattle Genetics, Inc. (a)             8,863,948
      41,232 Vertex Pharmaceuticals, Inc. (a)       9,027,746
                                               --------------
                                                   80,686,675
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
      33,513 Cintas Corp.                           9,017,678
     100,300 Copart, Inc. (a)                       9,121,282
                                               --------------
                                                   18,138,960
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     191,764 Cisco Systems, Inc.                    9,197,001
                                               --------------
             ELECTRIC UTILITIES -- 2.0%
     200,201 Exelon Corp.                           9,127,164
     141,843 Xcel Energy, Inc.                      9,005,612
                                               --------------
                                                   18,132,776
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.0%
      63,223 CDW Corp.                              9,030,773
                                               --------------
             ENTERTAINMENT -- 5.0%
     153,651 Activision Blizzard, Inc.              9,129,942
      84,292 Electronic Arts, Inc. (a)              9,062,233
      29,815 NetEase, Inc., ADR                     9,142,472
      27,009 Netflix, Inc. (a)                      8,739,302
      73,611 Take-Two Interactive Software,
                Inc. (a)                            9,012,195
                                               --------------
                                                   45,086,144
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      30,860 Costco Wholesale Corp.                 9,070,371
     155,832 Walgreens Boots Alliance, Inc.         9,187,855
                                               --------------
                                                   18,258,226
                                               --------------
             FOOD PRODUCTS -- 2.0%
     282,406 Kraft Heinz (The) Co.                  9,073,705


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS (CONTINUED)
     164,245 Mondelez International, Inc.,
                Class A                        $    9,046,614
                                               --------------
                                                   18,120,319
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.0%
      33,345 Align Technology, Inc. (a)             9,304,589
      34,788 IDEXX Laboratories, Inc. (a)           9,084,190
      15,390 Intuitive Surgical, Inc. (a)           9,097,799
                                               --------------
                                                   27,486,578
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
     124,203 Cerner Corp.                           9,115,258
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.0%
      60,338 Marriott International, Inc.,
                Class A                             9,136,983
     102,861 Starbucks Corp.                        9,043,539
                                               --------------
                                                   18,180,522
                                               --------------
             INSURANCE -- 1.0%
      44,248 Willis Towers Watson PLC               8,935,441
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.0%
       3,368 Alphabet, Inc., Class A (a)            4,511,066
       3,372 Alphabet, Inc., Class C (a)            4,508,432
      71,371 Baidu, Inc., ADR (a)                   9,021,294
      44,105 Facebook, Inc., Class A (a)            9,052,551
                                               --------------
                                                   27,093,343
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 7.0%
       5,094 Amazon.com, Inc. (a)                   9,412,897
       4,496 Booking Holdings, Inc. (a)             9,233,570
     251,426 eBay, Inc.                             9,078,993
      82,659 Expedia Group, Inc.                    8,938,744
     257,694 JD.com, Inc., ADR (a)                  9,078,559
      15,354 MercadoLibre, Inc. (a)                 8,781,567
     263,209 Trip.com Group Ltd., ADR (a)           8,828,030
                                               --------------
                                                   63,352,360
                                               --------------
             IT SERVICES -- 6.0%
      53,182 Automatic Data Processing, Inc.        9,067,531
     143,928 Cognizant Technology Solutions
                Corp., Class A                      8,926,415
      77,990 Fiserv, Inc. (a)                       9,017,984
     106,383 Paychex, Inc.                          9,048,938
      83,670 PayPal Holdings, Inc. (a)              9,050,584
      47,280 VeriSign, Inc. (a)                     9,109,910
                                               --------------
                                                   54,221,362
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      27,561 Illumina, Inc. (a)                     9,143,086
                                               --------------
             MACHINERY -- 1.0%
     113,496 PACCAR, Inc.                           8,977,534
                                               --------------
             MEDIA -- 5.0%
      19,108 Charter Communications, Inc.,
                Class A (a)                         9,268,909


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
     206,376 Comcast Corp., Class A            $    9,280,729
     122,400 Fox Corp., Class A                     4,537,368
     125,611 Fox Corp., Class B                     4,572,240
     201,040 Liberty Global PLC, Class A (a)        4,571,649
     210,045 Liberty Global PLC, Class C (a)        4,577,931
   1,267,288 Sirius XM Holdings, Inc. (b)           9,061,109
                                               --------------
                                                   45,869,935
                                               --------------
             MULTILINE RETAIL -- 1.0%
      96,736 Dollar Tree, Inc. (a)                  9,098,021
                                               --------------
             PROFESSIONAL SERVICES -- 2.0%
      15,055 CoStar Group, Inc. (a)                 9,007,406
      60,790 Verisk Analytics, Inc.                 9,078,379
                                               --------------
                                                   18,085,785
                                               --------------
             ROAD & RAIL -- 1.0%
     124,337 CSX Corp.                              8,997,025
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 17.0%
     206,096 Advanced Micro Devices, Inc. (a)       9,451,563
      75,941 Analog Devices, Inc.                   9,024,828
     147,209 Applied Materials, Inc.                8,985,637
      30,993 ASML Holding N.V.                      9,172,068
      28,524 Broadcom, Inc.                         9,014,154
     154,351 Intel Corp.                            9,237,907
      51,270 KLA Corp.                              9,134,776
      30,593 Lam Research Corp.                     8,945,393
     147,448 Maxim Integrated Products, Inc.        9,069,526
      86,930 Microchip Technology, Inc.             9,103,310
     165,259 Micron Technology, Inc. (a)            8,887,629
      38,015 NVIDIA Corp.                           8,944,930
      71,261 NXP Semiconductors N.V.                9,068,675
     102,409 QUALCOMM, Inc.                         9,035,546
      76,527 Skyworks Solutions, Inc.               9,250,584
      70,564 Texas Instruments, Inc.                9,052,656
      93,093 Xilinx, Inc.                           9,101,703
                                               --------------
                                                  154,480,885
                                               --------------
             SOFTWARE -- 11.0%
      27,775 Adobe, Inc. (a)                        9,160,473
      35,147 ANSYS, Inc. (a)                        9,047,189
      49,764 Autodesk, Inc. (a)                     9,129,703
     129,822 Cadence Design Systems, Inc. (a)       9,004,454
      81,474 Check Point Software
                Technologies Ltd. (a)               9,040,355
      81,930 Citrix Systems, Inc.                   9,086,037
      34,064 Intuit, Inc.                           8,922,384
      57,805 Microsoft Corp.                        9,115,848
      60,275 Splunk, Inc. (a)                       9,027,387
      65,048 Synopsys, Inc. (a)                     9,054,682
      54,432 Workday, Inc., Class A (a)             8,951,342
                                               --------------
                                                   99,539,854
                                               --------------
             SPECIALTY RETAIL -- 3.0%
      20,626 O'Reilly Automotive, Inc. (a)          9,039,551
      78,965 Ross Stores, Inc.                      9,193,105


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
      36,325 Ulta Beauty, Inc. (a)             $    9,195,311
                                               --------------
                                                   27,427,967
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 3.1%
      32,561 Apple, Inc.                            9,561,538
     146,595 NetApp, Inc.                           9,125,539
     148,896 Western Digital Corp.                  9,450,429
                                               --------------
                                                   28,137,506
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.0%
      39,513 Lululemon Athletica, Inc. (a)          9,153,977
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.0%
     245,125 Fastenal Co.                           9,057,369
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
     117,560 T-Mobile US, Inc. (a)                  9,219,055
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        907,635,251
             (Cost $760,998,598)               --------------

             MONEY MARKET FUNDS -- 0.0%
     100,389 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                         100,389
             (Cost $100,389)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$    609,386 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $609,439. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued
                interest is $623,852. (d)             609,386
             (Cost $609,386)                   --------------

             TOTAL INVESTMENTS -- 100.1%       $  908,345,026
             (Cost $761,708,373) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                (907,277)
                                               --------------
             NET ASSETS -- 100.0%              $  907,437,749
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $699,985 and the total value of the collateral held by the Fund is $709,775.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2019


(e) Aggregate cost for federal income tax purposes is $770,074,525. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $160,503,917 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $22,233,416. The net unrealized appreciation was $138,270,501.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   907,635,251   $           --   $           --
Money Market
   Funds                   100,389               --               --
Repurchase
   Agreements                   --          609,386               --
                   -------------------------------------------------
Total Investments  $   907,735,640   $      609,386   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      699,985
Non-cash Collateral(2)                               (699,985)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      609,386
Non-cash Collateral(4)                               (609,386)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             COMMUNICATIONS EQUIPMENT
                -- 2.5%
   1,536,074 Cisco Systems, Inc.               $   73,670,109
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.5%
     506,438 CDW Corp.                             72,339,604
                                               --------------
             ENTERTAINMENT -- 2.5%
     238,831 NetEase, Inc., ADR                    73,235,138
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.5%
     994,904 Cerner Corp.                          73,016,005
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 7.5%
      26,971 Alphabet, Inc., Class A (a)           36,124,688
      27,003 Alphabet, Inc., Class C (a)           36,103,551
     571,705 Baidu, Inc., ADR (a)                  72,263,512
     353,304 Facebook, Inc., Class A (a)           72,515,646
                                               --------------
                                                  217,007,397
                                               --------------
             IT SERVICES -- 5.0%
   1,152,906 Cognizant Technology Solutions
                Corp., Class A                     71,503,230
     378,730 VeriSign, Inc. (a)                    72,973,696
                                               --------------
                                                  144,476,926
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 42.5%
   1,650,888 Advanced Micro Devices, Inc. (a)      75,709,724
     608,301 Analog Devices, Inc.                  72,290,491
   1,179,205 Applied Materials, Inc.               71,978,673
     248,261 ASML Holding N.V.                     73,470,360
     228,486 Broadcom, Inc.                        72,206,146
   1,236,415 Intel Corp.                           73,999,438
     410,699 KLA Corp.                             73,174,241
     245,071 Lam Research Corp.                    71,658,760
   1,181,116 Maxim Integrated Products, Inc.       72,650,445
     696,347 Microchip Technology, Inc.            72,921,458
   1,323,769 Micron Technology, Inc. (a)           71,192,297
     304,493 NVIDIA Corp.                          71,647,203
     570,810 NXP Semiconductors N.V.               72,641,281
     820,334 QUALCOMM, Inc.                        72,378,069
     613,008 Skyworks Solutions, Inc.              74,100,407
     565,232 Texas Instruments, Inc.               72,513,613
     745,720 Xilinx, Inc.                          72,909,044
                                               --------------
                                                1,237,441,650
                                               --------------
             SOFTWARE -- 27.4%
     222,480 Adobe, Inc. (a)                       73,376,129
     281,535 ANSYS, Inc. (a)                       72,469,924
     398,636 Autodesk, Inc. (a)                    73,133,760
   1,039,902 Cadence Design Systems, Inc. (a)      72,127,603
     652,638 Check Point Software
                Technologies Ltd. (a)              72,416,712
     656,282 Citrix Systems, Inc.                  72,781,674
     272,882 Intuit, Inc.                          71,475,982
     463,038 Microsoft Corp.                       73,021,093
     482,822 Splunk, Inc. (a)                      72,312,251


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
     521,065 Synopsys, Inc. (a)                $   72,532,248
     436,029 Workday, Inc., Class A (a)            71,704,969
                                               --------------
                                                  797,352,345
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 7.7%
     260,831 Apple, Inc.                           76,593,023
   1,174,266 NetApp, Inc.                          73,098,058
   1,192,712 Western Digital Corp.                 75,701,431
                                               --------------
                                                  225,392,512
                                               --------------
             TOTAL INVESTMENTS -- 100.1%        2,913,931,686
             (Cost $2,258,485,865) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%              (1,543,780)
                                               --------------
             NET ASSETS -- 100.0%              $2,912,387,906
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $2,304,102,552. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $634,725,353 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,896,219. The net unrealized appreciation was $609,829,134.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $ 2,913,931,686   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (A) -- 100.0%
             AIRLINES -- 3.3%
      59,383 American Airlines Group, Inc. $ 1,703,104 19,155 United Airlines Holdings,
                Inc. (b)                            1,687,364
                                               --------------
                                                    3,390,468
                                               --------------
             AUTOMOBILES -- 1.7%
       4,213 Tesla, Inc. (b)                        1,762,424
                                               --------------
             BEVERAGES -- 3.3%
      26,753 Monster Beverage Corp. (b)             1,700,153
      12,379 PepsiCo, Inc.                          1,691,838
                                               --------------
                                                    3,391,991
                                               --------------
             BIOTECHNOLOGY -- 14.9%
      15,766 Alexion Pharmaceuticals, Inc. (b)      1,705,093
       7,033 Amgen, Inc.                            1,695,445
       5,664 Biogen, Inc. (b)                       1,680,679
      20,292 BioMarin Pharmaceutical, Inc. (b)      1,715,688
      25,818 Gilead Sciences, Inc.                  1,677,654
      18,951 Incyte Corp. (b)                       1,654,801
       4,554 Regeneron Pharmaceuticals,
                Inc. (b)                            1,709,936
      14,723 Seattle Genetics, Inc. (b)             1,682,250
       7,786 Vertex Pharmaceuticals, Inc. (b)       1,704,745
                                               --------------
                                                   15,226,291
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.4%
       6,319 Cintas Corp.                           1,700,316
      18,938 Copart, Inc. (b)                       1,722,222
                                               --------------
                                                    3,422,538
                                               --------------
             ELECTRIC UTILITIES -- 3.3%
      37,379 Exelon Corp.                           1,704,109
      26,505 Xcel Energy, Inc.                      1,682,802
                                               --------------
                                                    3,386,911
                                               --------------
             ENTERTAINMENT -- 6.6%
      28,679 Activision Blizzard, Inc.              1,704,106
      15,768 Electronic Arts, Inc. (b)              1,695,218
       5,060 Netflix, Inc. (b)                      1,637,264
      13,848 Take-Two Interactive Software,
                Inc. (b)                            1,695,411
                                               --------------
                                                    6,731,999
                                               --------------
             FOOD & STAPLES RETAILING -- 3.3%
       5,788 Costco Wholesale Corp.                 1,701,209
      29,139 Walgreens Boots Alliance, Inc.         1,718,035
                                               --------------
                                                    3,419,244
                                               --------------
             FOOD PRODUCTS -- 3.3%
      53,108 Kraft Heinz (The) Co.                  1,706,360
      30,823 Mondelez International, Inc.,
                Class A                             1,697,731
                                               --------------
                                                    3,404,091
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 5.0%
       6,239 Align Technology, Inc. (b)             1,740,930
       6,544 IDEXX Laboratories, Inc. (b)           1,708,835


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
       2,880 Intuitive Surgical, Inc. (b)      $    1,702,512
                                               --------------
                                                    5,152,277
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.4%
      11,347 Marriott International, Inc.,
                Class A                             1,718,276
      19,370 Starbucks Corp.                        1,703,011
                                               --------------
                                                    3,421,287
                                               --------------
             INSURANCE -- 1.6%
       8,318 Willis Towers Watson PLC               1,679,737
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 11.6%
         950 Amazon.com, Inc. (b)                   1,755,448
         843 Booking Holdings, Inc. (b)             1,731,294
      47,014 eBay, Inc.                             1,697,676
      15,431 Expedia Group, Inc.                    1,668,708
      48,476 JD.com, Inc., ADR (b)                  1,707,810
       2,901 MercadoLibre, Inc. (b)                 1,659,198
      49,260 Trip.com Group Ltd., ADR (b)           1,652,180
                                               --------------
                                                   11,872,314
                                               --------------
             IT SERVICES -- 6.6%
       9,990 Automatic Data Processing, Inc.        1,703,295
      14,662 Fiserv, Inc. (b)                       1,695,367
      19,930 Paychex, Inc.                          1,695,246
      15,688 PayPal Holdings, Inc. (b)              1,696,971
                                               --------------
                                                    6,790,879
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
       5,182 Illumina, Inc. (b)                     1,719,077
                                               --------------
             MACHINERY -- 1.7%
      21,340 PACCAR, Inc.                           1,687,994
                                               --------------
             MEDIA -- 8.4%
       3,589 Charter Communications, Inc.,
                Class A (b)                         1,740,952
      38,772 Comcast Corp., Class A                 1,743,577
      22,951 Fox Corp., Class A                       850,793
      23,497 Fox Corp., Class B                       855,291
      37,752 Liberty Global PLC, Class A (b)          858,480
      39,499 Liberty Global PLC, Class C (b)          860,881
     238,653 Sirius XM Holdings, Inc.               1,706,369
                                               --------------
                                                    8,616,343
                                               --------------
             MULTILINE RETAIL -- 1.7%
      18,273 Dollar Tree, Inc. (b)                  1,718,576
                                               --------------
             PROFESSIONAL SERVICES -- 3.4%
       2,868 CoStar Group, Inc. (b)                 1,715,924
      11,452 Verisk Analytics, Inc.                 1,710,242
                                               --------------
                                                    3,426,166
                                               --------------
             ROAD & RAIL -- 1.7%
      23,468 CSX Corp.                              1,698,145
                                               --------------
             SPECIALTY RETAIL -- 5.0%
       3,869 O'Reilly Automotive, Inc. (b)          1,695,628
      14,837 Ross Stores, Inc.                      1,727,324


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SPECIALTY RETAIL (CONTINUED)
       6,852 Ulta Beauty, Inc. (b)             $    1,734,515
                                               --------------
                                                    5,157,467
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.7%
       7,437 Lululemon Athletica, Inc. (b)          1,722,930
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.7%
      45,957 Fastenal Co.                           1,698,111
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.7%
      22,038 T-Mobile US, Inc. (b)                  1,728,220
                                               --------------
             TOTAL INVESTMENTS -- 100.0%          102,225,480
             (Cost $80,696,185) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (42,486)
                                               --------------
             NET ASSETS -- 100.0%              $  102,182,994
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $81,432,381. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,458,695 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,665,596. The net unrealized appreciation was $20,793,099.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   102,225,480   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             AEROSPACE & DEFENSE -- 3.4%
      66,714 Hexcel Corp.                      $    4,890,803
                                               --------------
             AUTOMOBILES -- 11.6%
     823,664 NIO, Inc., ADR (a) (b)                 3,311,129
      32,203 Tesla, Inc. (b)                       13,471,481
                                               --------------
                                                   16,782,610
                                               --------------
             CHEMICALS -- 7.2%
     110,559 Albemarle Corp.                        8,075,229
     157,815 Livent Corp. (b)                       1,349,318
      35,998 Sociedad Quimica y Minera de
                Chile S.A., ADR                       960,787
                                               --------------
                                                   10,385,334
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.4%
      31,387 Ameresco, Inc., Class A (b)              549,273
                                               --------------
             ELECTRICAL EQUIPMENT -- 12.0%
      40,621 Acuity Brands, Inc.                    5,605,698
      23,530 American Superconductor Corp. (b)        184,710
     252,472 Ballard Power Systems,
                Inc. (a) (b)                        1,812,749
      81,723 Bloom Energy Corp., Class A (b)          610,471
      45,714 EnerSys                                3,420,779
     282,236 Plug Power, Inc. (a) (b)                 891,866
     127,628 Sunrun, Inc. (b)                       1,762,543
      38,033 TPI Composites, Inc. (b)                 703,991
      30,968 Vicor Corp. (b)                        1,446,825
     131,986 Vivint Solar, Inc. (a) (b)               958,218
                                               --------------
                                                   17,397,850
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 8.6%
     182,811 AVX Corp.                              3,742,141
      42,776 Itron, Inc. (b)                        3,591,045
      26,333 Littelfuse, Inc.                       5,037,503
                                               --------------
                                                   12,370,689
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
      71,014 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        2,285,231
                                               --------------
             INDEPENDENT POWER AND
                RENEWABLE ELECTRICITY PRODUCERS
                -- 18.9%
     109,839 Atlantica Yield PLC                    2,898,651
     186,583 Brookfield Renewable Partners,
                L.P. (c)                            8,700,365
      79,282 Clearway Energy, Inc., Class C         1,581,676
      65,755 NextEra Energy Partners,
                L.P. (c) (d)                        3,462,001
      55,128 Ormat Technologies, Inc.               4,108,139
     106,205 Pattern Energy Group, Inc.,
                Class A                             2,841,515
     245,450 TerraForm Power, Inc., Class A         3,777,475
                                               --------------
                                                   27,369,822
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.8%
      42,123 Renewable Energy Group, Inc. (b)  $    1,135,215
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 35.2%
      41,439 Advanced Energy Industries,
                Inc. (b)                            2,950,457
      64,256 Canadian Solar, Inc. (b)               1,420,058
     116,442 Cree, Inc. (b)                         5,373,798
      10,890 Daqo New Energy Corp., ADR (b)           557,568
     132,308 Enphase Energy, Inc. (a) (b)           3,457,208
      96,170 First Solar, Inc. (b)                  5,381,673
      37,084 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                           834,019
     428,254 ON Semiconductor Corp. (b)            10,440,832
      31,807 Power Integrations, Inc.               3,146,030
      52,551 SolarEdge Technologies, Inc. (b)       4,997,075
     181,631 SunPower Corp. (b)                     1,416,722
      49,121 Universal Display Corp.               10,122,364
      52,868 Veeco Instruments, Inc. (b)              776,367
                                               --------------
                                                   50,874,171
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%         144,040,998
             (Cost $105,819,218)               --------------

             MONEY MARKET FUNDS -- 1.0%
   1,363,007 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (e) (f)                       1,363,007
             (Cost $1,363,007)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 5.7%
$  8,273,805 BNP Paribas S.A., 1.56% (e),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $8,274,522. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest
                is $8,470,206. (f)                  8,273,805
             (Cost $8,273,805)                 --------------

             TOTAL INVESTMENTS -- 106.4%          153,677,810
             (Cost $115,456,030) (g)

             NET OTHER ASSETS AND
                LIABILITIES -- (6.4)%              (9,210,713)
                                               --------------
             NET ASSETS -- 100.0%              $  144,467,097
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $9,754,955 and the total value of the collateral held by the Fund is $9,636,812.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

DECEMBER 31, 2019


(d) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2019.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $118,632,051. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $41,309,001 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,263,242. The net unrealized appreciation was $35,045,759.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   144,040,998   $           --   $           --
Money Market
   Funds                 1,363,007               --               --
Repurchase
   Agreements                   --        8,273,805               --
                   -------------------------------------------------
Total Investments  $   145,404,005   $    8,273,805   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    9,754,955
Non-cash Collateral(2)                             (9,636,812)
                                               --------------
Net Amount                                     $      118,143
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On December 31, 2019, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from December 30 to December 31, 2019, the value of the related securities loaned was above the collateral value received. See Note 2D -- Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    8,273,805
Non-cash Collateral(4)                             (8,273,805)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 32                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             DIVERSIFIED REITS -- 5.9%
       9,613 American Assets Trust, Inc.       $      441,237
      97,599 Colony Capital, Inc.                     463,595
      29,926 Empire State Realty Trust, Inc.,
                Class A                               417,767
      16,239 Essential Properties Realty Trust,
                Inc.                                  402,890
       6,259 Gladstone Commercial Corp.               136,822
      17,928 Global Net Lease, Inc.                   363,580
      31,618 Liberty Property Trust                 1,898,661
       3,071 One Liberty Properties, Inc.              83,500
       4,014 PS Business Parks, Inc.                  661,788
      42,820 STORE Capital Corp.                    1,594,617
     213,967 VEREIT, Inc.                           1,977,055
      16,152 Washington Real Estate
                Investment Trust                      471,315
      34,525 WP Carey, Inc.                         2,763,381
                                               --------------
                                                   11,676,208
                                               --------------
             HEALTH CARE REITS -- 12.4%
      19,150 CareTrust REIT, Inc.                     395,064
       3,801 Community Healthcare Trust, Inc.         162,911
       6,487 Global Medical REIT, Inc.                 85,823
      26,801 Healthcare Realty Trust, Inc.            894,349
      41,521 Healthcare Trust of America, Inc.,
                Class A                             1,257,256
      99,189 Healthpeak Properties, Inc.            3,419,045
       7,967 LTC Properties, Inc.                     356,683
     103,696 Medical Properties Trust, Inc.         2,189,022
       8,810 National Health Investors, Inc.          717,839
      16,627 New Senior Investment Group, Inc.        127,196
      43,788 Omega Healthcare Investors, Inc.       1,854,422
      37,138 Physicians Realty Trust                  703,394
      38,818 Sabra Health Care REIT, Inc.             828,376
      47,675 Senior Housing Properties
                Trust (a)                             402,377
       2,536 Universal Health Realty Income
                Trust                                 297,625
      74,697 Ventas, Inc.                           4,313,005
      81,315 Welltower, Inc.                        6,649,941
                                               --------------
                                                   24,654,328
                                               --------------
             HOTEL & RESORT REITS -- 5.0%
      42,172 Apple Hospitality REIT, Inc.             685,295
      16,984 Ashford Hospitality Trust, Inc.           47,385
       5,998 Braemar Hotels & Resorts, Inc.            53,562
       9,404 Chatham Lodging Trust                    172,469
       7,812 CorePoint Lodging, Inc.                   83,432
      40,120 DiamondRock Hospitality Co.              444,530
       7,196 Hersha Hospitality Trust                 104,702
     143,723 Host Hotels & Resorts, Inc.            2,666,062
      47,973 Park Hotels & Resorts, Inc.            1,241,061
      26,180 Pebblebrook Hotel Trust                  701,886
      34,169 RLJ Lodging Trust                        605,475
      10,911 Ryman Hospitality Properties,
                Inc.                                  945,547
      32,979 Service Properties Trust                 802,379
      21,075 Summit Hotel Properties, Inc.            260,065
      45,063 Sunstone Hotel Investors, Inc.           627,277


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      22,573 Xenia Hotels & Resorts, Inc.      $      487,803
                                               --------------
                                                    9,928,930
                                               --------------
             INDUSTRIAL REITS -- 10.6%
      38,429 Americold Realty Trust                 1,347,321
      73,662 Duke Realty Corp.                      2,553,862
       7,697 EastGroup Properties, Inc.             1,021,161
      25,442 First Industrial Realty Trust,
                Inc.                                1,056,097
      13,062 Industrial Logistics Properties
                Trust                                 292,850
       2,375 Innovative Industrial Properties,
                Inc.                                  180,191
      49,674 Lexington Realty Trust                   527,538
      19,434 Monmouth Real Estate Investment
                Corp.                                 281,404
       2,686 Plymouth Industrial REIT, Inc.            49,396
     126,603 Prologis, Inc.                        11,285,391
      22,228 Rexford Industrial Realty, Inc.        1,015,153
      26,645 STAG Industrial, Inc.                    841,183
      13,429 Terreno Realty Corp.                     727,046
                                               --------------
                                                   21,178,593
                                               --------------
             OFFICE REITS -- 12.0%
      23,076 Alexandria Real Estate Equities,
                Inc.                                3,728,620
      28,817 Boston Properties, Inc.                3,972,712
      35,310 Brandywine Realty Trust                  556,132
      10,931 City Office REIT, Inc.                   147,787
      23,429 Columbia Property Trust, Inc.            489,900
      22,457 Corporate Office Properties Trust        659,787
      29,412 Cousins Properties, Inc.               1,211,774
      33,032 Douglas Emmett, Inc.                   1,450,105
      14,861 Easterly Government Properties,
                Inc.                                  352,652
      24,433 Equity Commonwealth                      802,135
      21,490 Franklin Street Properties Corp.         183,954
      20,790 Highwoods Properties, Inc.             1,016,839
      31,055 Hudson Pacific Properties, Inc.        1,169,221
      23,653 JBG SMITH Properties                     943,518
      19,545 Kilroy Realty Corp.                    1,639,826
      18,148 Mack-Cali Realty Corp.                   419,763
       9,660 Office Properties Income Trust           310,472
      40,349 Paramount Group, Inc.                    561,658
      25,207 Piedmont Office Realty Trust, Inc.,
                Class A                               560,604
      16,336 SL Green Realty Corp.                  1,500,952
      31,745 Vornado Realty Trust                   2,111,043
                                               --------------
                                                   23,789,454
                                               --------------
             RESIDENTIAL REITS -- 18.7%
      27,536 American Campus Communities,
                Inc.                                1,295,018
      51,075 American Homes 4 Rent, Class A         1,338,676
      29,837 Apartment Investment &
                Management Co., Class A             1,541,081
      27,989 AvalonBay Communities, Inc.            5,869,293
       4,220 Bluerock Residential Growth
                REIT, Inc.                             50,851


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
       2,013 BRT Apartments Corp.              $       34,161
      19,405 Camden Property Trust                  2,058,871
       2,642 Clipper Realty, Inc.                      28,005
      36,487 Equity LifeStyle Properties, Inc.      2,568,320
      69,955 Equity Residential                     5,660,759
      13,243 Essex Property Trust, Inc.             3,984,289
       9,826 Front Yard Residential Corp.             121,253
      18,215 Independence Realty Trust, Inc.          256,467
       2,330 Investors Real Estate Trust              168,925
     107,888 Invitation Homes, Inc.                 3,233,403
      22,859 Mid-America Apartment
                Communities, Inc.                   3,014,188
       4,515 NexPoint Residential Trust, Inc.         203,175
       9,181 Preferred Apartment Communities,
                Inc., Class A                         122,291
      18,574 Sun Communities, Inc.                  2,787,957
      58,729 UDR, Inc.                              2,742,644
       7,286 UMH Properties, Inc.                     114,609
                                               --------------
                                                   37,194,236
                                               --------------
             RETAIL REITS -- 15.6%
      17,424 Acadia Realty Trust                      451,804
       8,500 Agree Realty Corp.                       596,445
         419 Alexander's, Inc.                        138,417
      21,395 American Finance Trust, Inc.             283,698
      59,689 Brixmor Property Group, Inc.           1,289,879
      34,770 CBL & Associates Properties, Inc.         36,509
      17,223 Cedar Realty Trust, Inc.                  50,808
      14,075 Federal Realty Investment Trust        1,811,875
       6,853 Getty Realty Corp.                       225,258
      84,616 Kimco Realty Corp.                     1,752,397
      16,829 Kite Realty Group Trust                  328,670
      22,082 Macerich (The) Co.                       594,448
      34,397 National Retail Properties, Inc.       1,844,367
      11,973 Pennsylvania Real Estate
                Investment Trust                       63,816
      65,314 Realty Income Corp.                    4,809,070
      33,580 Regency Centers Corp.                  2,118,562
      23,246 Retail Opportunity Investments
                Corp.                                 410,524
      42,817 Retail Properties of America, Inc.,
                Class A                               573,748
       2,978 Retail Value, Inc.                       109,590
      16,107 RPT Realty                               242,249
       2,360 Saul Centers, Inc.                       124,561
       6,717 Seritage Growth Properties,
                Class A                               269,217
      61,495 Simon Property Group, Inc.             9,160,295
      29,906 SITE Centers Corp.                       419,282
      19,987 Spirit Realty Capital, Inc.              982,961
      18,616 Tanger Factory Outlet Centers,
                Inc.                                  274,214
      12,268 Taubman Centers, Inc.                    381,412
      23,078 Urban Edge Properties                    442,636
       5,991 Urstadt Biddle Properties, Inc.,
                Class A                               148,816
      37,395 Washington Prime Group, Inc.             136,118


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      24,240 Weingarten Realty Investors       $      757,258
       8,143 Whitestone REIT                          110,908
                                               --------------
                                                   30,939,812
                                               --------------
             SPECIALIZED REITS -- 19.2%
      23,867 CoreCivic, Inc.                          414,808
       7,552 CoreSite Realty Corp.                    846,730
      38,789 CubeSmart                              1,221,078
      22,686 CyrusOne, Inc.                         1,484,345
      41,828 Digital Realty Trust, Inc.             5,008,485
      15,724 EPR Properties                         1,110,743
      17,091 Equinix, Inc.                          9,976,017
      25,954 Extra Space Storage, Inc.              2,741,262
       5,485 Farmland Partners, Inc.                   37,188
      13,811 Four Corners Property Trust, Inc.        389,332
      40,872 Gaming and Leisure Properties,
                Inc.                                1,759,540
      24,304 GEO Group (The), Inc.                    403,689
       3,693 Gladstone Land Corp.                      47,898
      57,544 Iron Mountain, Inc.                    1,833,927
       9,348 Life Storage, Inc.                     1,012,201
      11,890 National Storage Affiliates Trust        399,742
      30,105 Public Storage                         6,411,161
      11,644 QTS Realty Trust, Inc., Class A          631,920
       2,490 Safehold, Inc.                           100,347
      92,387 VICI Properties, Inc.                  2,360,488
                                               --------------
                                                   38,190,901
                                               --------------
             TOTAL COMMON STOCKS -- 99.4%         197,552,462
             (Cost $198,827,535)               --------------

             MONEY MARKET FUNDS -- 0.2%
     335,637 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.50% (b)                     335,637
             (Cost $335,637)                   --------------

             TOTAL INVESTMENTS -- 99.6%           197,888,099
             (Cost $199,163,172) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                   753,968
                                               --------------
             NET ASSETS -- 100.0%              $  198,642,067
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2019.

(c) Aggregate cost for federal income tax purposes is $201,835,731. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,468,396 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,416,028. The net unrealized depreciation was $3,947,632.


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2019

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   197,552,462   $           --   $           --
Money Market
   Funds                   335,637               --               --
                   -------------------------------------------------
Total Investments  $   197,888,099   $           --   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BEVERAGES -- 1.0%
     499,820 Primo Water Corp. (a)             $    5,610,479
                                               --------------
             BUILDING PRODUCTS -- 6.0%
     420,487 A.O. Smith Corp.                      20,032,001
     311,586 Advanced Drainage Systems, Inc.       12,102,000
                                               --------------
                                                   32,134,001
                                               --------------
             CHEMICALS -- 3.4%
      94,818 Ecolab, Inc.                          18,298,926
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.4%
     210,999 Tetra Tech, Inc.                      18,179,674
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 8.2%
     482,411 AECOM (a)                             20,806,387
     309,668 Aegion Corp. (a)                       6,927,273
     108,273 Valmont Industries, Inc.              16,217,130
                                               --------------
                                                   43,950,790
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 5.6%
     189,615 Badger Meter, Inc.                    12,311,702
     211,242 Itron, Inc. (a)                       17,733,766
                                               --------------
                                                   30,045,468
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 7.2%
     137,666 Danaher Corp.                         21,128,978
      67,511 IDEXX Laboratories, Inc. (a)          17,629,147
                                               --------------
                                                   38,758,125
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.5%
      53,335 Roper Technologies, Inc.              18,892,857
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.4%
     275,085 Agilent Technologies, Inc.            23,467,501
                                               --------------
             MACHINERY -- 35.1%
     632,151 Energy Recovery, Inc. (a) (b)          6,188,758
     632,633 Evoqua Water Technologies
                Corp. (a)                          11,988,395
     401,026 Flowserve Corp.                       19,959,064
     213,320 Franklin Electric Co., Inc.           12,227,502
     204,645 Gorman-Rupp (The) Co.                  7,674,188
     118,755 IDEX Corp.                            20,425,860
     110,814 Lindsay Corp.                         10,637,036
     371,040 Mueller Industries, Inc.              11,780,520
     935,047 Mueller Water Products, Inc.,
                Class A                            11,201,863
     476,502 Pentair PLC                           21,857,147
     560,388 Rexnord Corp. (a)                     18,279,857
     160,104 Watts Water Technologies, Inc.,
                Class A                            15,971,975
     255,328 Xylem, Inc.                           20,117,293
                                               --------------
                                                  188,309,458
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES -- 22.1%
     184,973 American States Water Co.         $   16,026,061
     153,634 American Water Works Co., Inc.        18,873,937
     441,655 Aqua America, Inc.                    20,731,286
     345,754 AquaVenture Holdings Ltd. (a)          9,376,848
     259,935 California Water Service Group        13,402,249
     790,034 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR           11,890,012
     160,230 Middlesex Water Co.                   10,185,821
     143,141 SJW Group                             10,171,599
     163,713 York Water (The) Co.                   7,548,806
                                               --------------
                                                  118,206,619
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         535,853,898
             (Cost $424,394,164)               --------------

             MONEY MARKET FUNDS -- 0.1%
      13,930 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                          13,930
     454,027 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.50% (c)                     454,027
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.1%                               467,957
             (Cost $467,957)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.0%
$     84,560 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $84,567. Collateralized by U.S.
                Treasury Note, interest rate of
                2.375%, due 04/30/26. The value
                of the collateral including
                accrued interest is
                $86,567. (d)                           84,560
             (Cost $84,560)                    --------------

             TOTAL INVESTMENTS -- 100.0%          536,406,415
             (Cost $424,946,681) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (238,720)
                                               --------------
             NET ASSETS -- 100.0%              $  536,167,695
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $95,942 and the total value of the collateral held by the Fund is $98,490.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

DECEMBER 31, 2019

(e) Aggregate cost for federal income tax purposes is $428,503,931. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $111,980,703 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,078,219. The net unrealized appreciation was $107,902,484.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   535,853,898   $           --   $           --
Money Market
   Funds                   467,957               --               --
Repurchase
   Agreements                   --           84,560               --
                   -------------------------------------------------
Total Investments  $   536,321,855   $       84,560   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       95,942
Non-cash Collateral(2)                                (95,942)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       84,560
Non-cash Collateral(4)                                (84,560)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 37

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             OIL, GAS & CONSUMABLE FUELS
                -- 100.1%
     832,163 Antero Resources Corp. (a)        $    2,371,665
     159,614 Apache Corp.                           4,084,522
     223,099 Cabot Oil & Gas Corp.                  3,884,154
   5,083,755 Chesapeake Energy Corp. (a)            4,197,148
      77,360 Cimarex Energy Co.                     4,060,626
      80,328 CNX Midstream Partners, L.P. (b)       1,322,199
     333,280 CNX Resources Corp. (a)                2,949,528
      49,010 Concho Resources, Inc.                 4,291,806
      59,330 ConocoPhillips                         3,858,230
     115,162 Continental Resources, Inc.            3,950,057
      62,975 DCP Midstream, L.P. (b)                1,542,258
     162,457 Devon Energy Corp.                     4,219,008
     162,570 Enable Midstream Partners,
                L.P. (b)                            1,630,577
     902,592 Encana Corp.                           4,233,156
     288,570 Enerplus Corp.                         2,057,504
      92,904 EQM Midstream Partners, L.P. (b)       2,778,759
     382,174 EQT Corp.                              4,165,697
     404,854 Gulfport Energy Corp. (a)              1,230,756
      36,054 Hess Midstream L.P., Class A (b)         817,705
     444,214 Laredo Petroleum, Inc. (a)             1,274,894
     207,600 Matador Resources Co. (a)              3,730,572
     153,980 Murphy Oil Corp.                       4,126,664
     171,300 Noble Energy, Inc.                     4,255,092
     110,411 PDC Energy, Inc. (a)                   2,889,456
     483,046 QEP Resources, Inc.                    2,173,707
     689,485 Range Resources Corp. (c)              3,344,002
     252,259 SM Energy Co.                          2,835,391
   1,378,926 Southwestern Energy Co. (a)            3,337,001
     111,617 Summit Midstream Partners,
                L.P. (b)                              369,452
      50,986 TC PipeLines, L.P. (b)                 2,156,708
     181,206 Vermilion Energy, Inc. (c)             2,964,530
     224,182 W&T Offshore, Inc. (a)                 1,246,452
     149,267 Western Midstream Partners,
                L.P. (b)                            2,939,067
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%         95,288,343
             (Cost $111,800,461)               --------------

             MONEY MARKET FUNDS -- 0.5%
     500,709 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (d) (e)                         500,709
             (Cost $500,709)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.2%
$  3,039,437 BNP Paribas S.A., 1.56% (d),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $3,039,700. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest
                is $3,111,586. (e)             $    3,039,437
             (Cost $3,039,437)                 --------------

             TOTAL INVESTMENTS -- 103.8%           98,828,489
             (Cost $115,340,607) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.8)%              (3,619,597)
                                               --------------
             NET ASSETS -- 100.0%              $   95,208,892
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,533,371 and the total value of the collateral held by the Fund is $3,540,146.

(d)   Rate shown reflects yield as of December 31, 2019.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $134,526,691. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,495,294 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $37,193,496. The net unrealized depreciation was $35,698,202.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $    95,288,343   $           --   $           --
Money Market
   Funds                   500,709               --               --
Repurchase
   Agreements                   --        3,039,437               --
                   -------------------------------------------------
Total Investments  $    95,789,052   $    3,039,437   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

DECEMBER 31, 2019

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,533,371
Non-cash Collateral(2)                             (3,533,371)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    3,039,437
Non-cash Collateral(4)                             (3,039,437)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 39

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIR FREIGHT & LOGISTICS -- 0.7%
      34,061 ZTO Express Cayman, Inc., ADR     $      795,324
                                               --------------
             AUTOMOBILES -- 5.5%
     319,306 NIO, Inc., ADR (a) (b)                 1,283,610
     375,861 Tata Motors Ltd., ADR (b)              4,859,883
                                               --------------
                                                    6,143,493
                                               --------------
             BANKS -- 13.9%
     119,515 HDFC Bank Ltd., ADR                    7,573,666
     523,778 ICICI Bank Ltd., ADR                   7,903,810
                                               --------------
                                                   15,477,476
                                               --------------
             BIOTECHNOLOGY -- 1.9%
       3,565 BeiGene Ltd., ADR (b)                    590,934
       6,216 China Biologic Products Holdings,
                Inc. (b)                              723,418
      18,212 Zai Lab Ltd., ADR (b)                    757,437
                                               --------------
                                                    2,071,789
                                               --------------
             CONSUMER FINANCE -- 1.4%
      60,858 LexinFintech Holdings Ltd.,
                ADR (b)                               845,318
     146,134 Qudian, Inc., ADR (b)                    688,291
                                               --------------
                                                    1,533,609
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 3.9%
      17,415 New Oriental Education &
                Technology Group, Inc., ADR (b)     2,111,569
      47,641 TAL Education Group, ADR (b)           2,296,296
                                               --------------
                                                    4,407,865
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.7%
      85,173 China Unicom (Hong Kong) Ltd.,
                ADR                                   797,219
                                               --------------
             ENTERTAINMENT -- 6.3%
      41,946 Bilibili, Inc., ADR (b)                  781,035
      34,352 HUYA, Inc., ADR (b)                      616,618
      37,850 iQIYI, Inc., ADR (a) (b)                 799,014
      13,374 NetEase, Inc., ADR                     4,101,003
      58,312 Tencent Music Entertainment
                Group, ADR (b)                        684,583
                                               --------------
                                                    6,982,253
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.4%
      21,188 Huazhu Group Ltd., ADR                   849,003
      24,041 Luckin Coffee, Inc., ADR (a) (b)         946,254
      34,061 Melco Resorts & Entertainment
                Ltd., ADR                             823,254
      47,363 Yum China Holdings, Inc.               2,273,898
                                               --------------
                                                    4,892,409
                                               --------------
             INSURANCE -- 1.3%
      57,526 China Life Insurance Co., Ltd.,
                ADR                                   795,585
      26,648 Fanhua, Inc., ADR                        692,048
                                               --------------
                                                    1,487,633
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERACTIVE MEDIA & SERVICES
                -- 11.1%
      11,782 58.com, Inc., ADR (b)             $      762,649
      10,651 Autohome, Inc., ADR (b)                  852,186
      62,263 Baidu, Inc., ADR (b)                   7,870,043
      11,363 JOYY, Inc., ADR (b)                      599,853
      19,365 Momo, Inc., ADR                          648,727
      20,775 SINA Corp. (b)                           829,546
      16,931 Weibo Corp., ADR (b)                     784,752
                                               --------------
                                                   12,347,756
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 24.9%
      36,900 Alibaba Group Holding Ltd.,
                ADR (b)                             7,826,490
      19,089 Baozun, Inc., ADR (a) (b)                632,227
     226,034 JD.com, Inc., ADR (b)                  7,963,178
      81,006 MakeMyTrip Ltd. (b)                    1,855,037
     117,306 Pinduoduo, Inc., ADR (b)               4,436,513
     126,870 Trip.com Group Ltd., ADR (b)           4,255,220
      56,716 Vipshop Holdings Ltd., ADR (b)           803,666
                                               --------------
                                                   27,772,331
                                               --------------
             IT SERVICES -- 13.6%
      15,481 GDS Holdings Ltd., ADR (b)               798,510
     750,766 Infosys Ltd., ADR                      7,747,905
   1,161,752 Wipro Ltd., ADR                        4,356,570
      33,406 WNS (Holdings) Ltd., ADR (b)           2,209,807
                                               --------------
                                                   15,112,792
                                               --------------
             MARINE -- 0.8%
      61,687 Seaspan Corp. (a)                        876,572
                                               --------------
             METALS & MINING -- 4.1%
     523,871 Vedanta Ltd., ADR                      4,521,007
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.2%
      12,978 China Petroleum & Chemical
                Corp., ADR                            780,627
       4,991 CNOOC Ltd., ADR                          831,850
      15,822 PetroChina Co., Ltd., ADR                796,321
                                               --------------
                                                    2,408,798
                                               --------------
             PHARMACEUTICALS -- 1.9%
      51,782 Dr. Reddy's Laboratories Ltd.,
                ADR                                 2,101,314
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
       9,219 51job, Inc., ADR (b)                     782,693
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.7%
      19,211 China Mobile Ltd., ADR                   812,049
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        111,324,382
             (Cost $117,022,945)               --------------


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.5%
     559,287 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                  $      559,287
             (Cost $559,287)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.1%
$  3,395,016 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20, .
                with a maturity value of
                $3,395,311. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest
                is $3,475,606. (d)                  3,395,016
             (Cost $3,395,016)                 --------------

             TOTAL INVESTMENTS -- 103.6%          115,278,685
             (Cost $120,977,248) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.6)%              (3,988,082)
                                               --------------
             NET ASSETS -- 100.0%              $  111,290,603
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,972,876 and the total value of the collateral held by the Fund is $3,954,303.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $121,835,901. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,689,834 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,247,050. The net unrealized depreciation was $6,557,216.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   111,324,382   $           --   $           --
Money Market
   Funds                   559,287               --               --
Repurchase
   Agreements                   --        3,395,016               --
                   -------------------------------------------------
Total Investments  $   111,883,669   $    3,395,016   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2019

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,972,876
Non-cash Collateral(2)                             (3,954,303)
                                               --------------
Net Amount                                     $       18,573
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On December 31, 2019, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from December 30 to December 31, 2019, the value of the related securities loaned was above the collateral value received. See Note 2D -- Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    3,395,016
Non-cash Collateral(4)                             (3,395,016)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 42                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.6%
      14,206 1st Source Corp.                  $      737,007
      11,589 Allegiance Bancshares, Inc. (a)          435,746
      17,550 Amalgamated Bank, Class A                341,347
      16,143 Amerant Bancorp, Inc. (a) (b)            351,756
       6,188 American National Bankshares,
                Inc.                                  244,859
      38,793 Ameris Bancorp                         1,650,254
       8,340 Arrow Financial Corp.                    315,252
      12,189 Atlantic Capital Bancshares,
                Inc. (a)                              223,668
      44,912 Atlantic Union Bankshares Corp.        1,686,446
      18,191 BancFirst Corp.                        1,135,846
      31,693 Bancorp (The), Inc. (a)                  411,058
       3,945 Bank First Corp. (b)                     276,189
       7,567 Bank of Marin Bancorp                    340,893
      71,814 Bank OZK                               2,190,686
      19,008 Banner Corp.                           1,075,663
       7,205 Baycom Corp. (a)                         163,842
      39,460 BOK Financial Corp.                    3,448,804
      46,356 Boston Private Financial Holdings,
                Inc.                                  557,663
      11,046 Bridge Bancorp, Inc.                     370,372
      44,421 Brookline Bancorp, Inc.                  731,170
      11,207 Bryn Mawr Bank Corp.                     462,177
       8,460 Camden National Corp.                    389,668
       9,327 Capital City Bank Group, Inc.            284,473
      10,223 Capstar Financial Holdings, Inc.         170,213
      14,665 Carter Bank & Trust (a)                  347,854
      44,387 Cathay General Bancorp                 1,688,925
      14,489 CBTX, Inc.                               450,898
      69,664 CenterState Bank Corp.                 1,740,207
       2,033 Century Bancorp, Inc., Class A           182,889
       2,699 Chemung Financial Corp.                  114,708
       9,078 City Holding Co.                         743,942
       8,620 Civista Bancshares, Inc.                 206,880
       8,463 CNB Financial Corp.                      276,571
      40,172 Columbia Banking System, Inc.          1,634,398
      62,750 Commerce Bancshares, Inc.              4,263,235
       9,903 Community Trust Bancorp, Inc.            461,876
      19,700 ConnectOne Bancorp, Inc.                 506,684
      78,023 CVB Financial Corp.                    1,683,736
      19,968 Dime Community Bancshares, Inc.          417,132
      18,702 Eagle Bancorp, Inc.                      909,478
      14,768 Enterprise Financial Services
                Corp.                                 711,965
       8,600 Equity Bancshares, Inc.,
                Class A (a)                           265,482
      15,408 Farmers National Banc Corp.              251,459
       8,909 Financial Institutions, Inc.             285,979
      16,486 First Bancorp                            657,956
      10,475 First Bancshares (The), Inc.             372,072
      30,656 First Busey Corp.                        843,040
       5,420 First Citizens BancShares, Inc.,
                Class A                             2,884,578
       8,676 First Community Bankshares, Inc.         269,130
      55,345 First Financial Bancorp.               1,407,977
      75,650 First Financial Bankshares, Inc.       2,655,315


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       7,637 First Financial Corp.             $      349,164
      24,867 First Foundation, Inc.                   432,686
      72,939 First Hawaiian, Inc.                   2,104,290
       5,425 First Internet Bancorp                   128,627
      23,965 First Interstate BancSystem, Inc.,
                Class A                             1,004,613
      31,016 First Merchants Corp.                  1,289,955
       9,280 First Mid Bancshares, Inc.               327,120
      61,242 First Midwest Bancorp, Inc.            1,412,241
      13,473 First of Long Island (The) Corp.         337,903
      15,680 Flushing Financial Corp.                 338,766
      91,397 Fulton Financial Corp.                 1,593,050
      14,847 German American Bancorp, Inc.            528,850
      51,338 Glacier Bancorp., Inc.                 2,361,035
       7,929 Great Southern Bancorp, Inc.             502,064
       6,422 Guaranty Bancshares, Inc.                211,155
      48,568 Hancock Whitney Corp.                  2,131,164
      17,327 Hanmi Financial Corp.                    346,453
      32,568 HarborOne Bancorp, Inc. (a)              357,922
      20,436 Heartland Financial USA, Inc.          1,016,487
      32,968 Heritage Commerce Corp.                  422,979
      20,392 Heritage Financial Corp.                 577,094
      92,909 Home BancShares, Inc.                  1,826,591
       9,881 HomeTrust Bancshares, Inc.               265,107
      70,557 Hope Bancorp, Inc.                     1,048,477
      25,043 Horizon Bancorp, Inc.                    475,817
      19,142 Independent Bank Corp.                 1,593,572
      12,519 Independent Bank Corp./MI                283,555
      23,919 Independent Bank Group, Inc.           1,326,069
      36,306 International Bancshares Corp.         1,563,699
     153,006 Investors Bancorp, Inc.                1,823,066
      28,122 Lakeland Bancorp, Inc.                   488,760
      14,269 Lakeland Financial Corp.                 698,182
      20,311 Live Oak Bancshares, Inc.                386,112
       9,098 Mercantile Bank Corp.                    331,804
      13,515 Midland States Bancorp, Inc.             391,394
       8,999 MidWestOne Financial Group, Inc.         326,034
       6,585 MVB Financial Corp.                      164,098
      24,387 NBT Bancorp, Inc.                        989,137
       5,875 Nicolet Bankshares, Inc. (a)             433,869
       3,642 Northrim BanCorp, Inc.                   139,489
      94,687 Old National Bancorp                   1,731,825
      16,652 Old Second Bancorp, Inc.                 224,302
      20,217 Opus Bank                                523,014
      13,076 Origin Bancorp, Inc.                     494,796
      33,059 Pacific Premier Bancorp, Inc.          1,077,889
      66,730 PacWest Bancorp                        2,553,757
       8,738 PCB Bancorp                              150,993
      10,606 Peapack Gladstone Financial Corp.        327,725
      10,500 People's Utah Bancorp                    316,260
      11,523 Peoples Bancorp, Inc.                    399,387
      42,638 Pinnacle Financial Partners, Inc.      2,728,832
      53,873 Popular, Inc.                          3,165,039
       8,327 Preferred Bank                           500,369
       8,796 QCR Holdings, Inc.                       385,793
      11,155 RBB Bancorp                              236,151
      31,881 Renasant Corp.                         1,129,225


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      10,437 Republic Bancorp, Inc., Class A   $      488,452
      32,768 Republic First Bancorp, Inc. (a)         136,970
      19,070 S&T Bancorp, Inc.                        768,330
      19,842 Sandy Spring Bancorp, Inc.               751,615
      28,670 Seacoast Banking Corp. of
                Florida (a)                           876,442
      29,844 ServisFirst Bancshares, Inc.           1,124,522
       8,516 Sierra Bancorp                           247,986
      63,470 Simmons First National Corp.,
                Class A                             1,700,361
       7,775 SmartFinancial, Inc.                     183,879
      18,790 South State Corp.                      1,630,033
       4,243 Southern First Bancshares,
                Inc. (a)                              180,285
      13,466 Southern National Bancorp of
                Virginia, Inc.                        220,169
      18,805 Southside Bancshares, Inc.               698,418
       8,989 Spirit of Texas Bancshares,
                Inc. (a)                              206,747
      12,584 Stock Yards Bancorp, Inc.                516,699
      85,430 TCF Financial Corp.                    3,998,124
      40,448 TowneBank                              1,125,263
      16,997 TriCo Bancshares                         693,648
      16,319 TriState Capital Holdings,
                Inc. (a)                              426,252
      14,121 Triumph Bancorp, Inc. (a)                536,880
      35,785 Trustmark Corp.                        1,234,940
      27,339 UMB Financial Corp.                    1,876,549
     122,635 Umpqua Holdings Corp.                  2,170,640
      56,550 United Bankshares, Inc.                2,186,223
      43,984 United Community Banks, Inc.           1,358,226
      16,332 Univest Financial Corp.                  437,371
     184,774 Valley National Bancorp                2,115,662
      28,904 Veritex Holdings, Inc.                   841,974
       9,662 Washington Trust Bancorp, Inc.           519,719
      30,456 WesBanco, Inc.                         1,150,932
       9,121 West Bancorporation, Inc.                233,771
      15,066 Westamerica Bancorporation             1,021,023
      31,783 Wintrust Financial Corp.               2,253,415
                                               --------------
                                                  126,414,745
                                               --------------
             IT SERVICES -- 0.3%
       8,073 Cass Information Systems, Inc.           466,135
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.0%
      16,028 Bridgewater Bancshares, Inc. (a)         220,866
      78,801 Capitol Federal Financial, Inc.        1,081,938
      63,576 Columbia Financial, Inc. (a)           1,076,977
      10,987 First Defiance Financial Corp.           345,981
       2,480 FS Bancorp, Inc.                         158,199
       1,188 Hingham Institution for Savings          249,718
       5,165 Home Bancorp, Inc.                       202,416
      13,594 HomeStreet, Inc. (a)                     462,196
      47,952 Kearny Financial Corp.                   663,176
      15,986 Merchants Bancorp                        315,084
      29,725 Meridian Bancorp, Inc.                   597,175
      20,930 Meta Financial Group, Inc.               764,154
      27,385 Northfield Bancorp, Inc.                 464,450
      59,404 Northwest Bancshares, Inc.               987,888


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      28,045 OceanFirst Financial Corp.        $      716,269
       9,866 PCSB Financial Corp.                     199,786
      10,851 Provident Bancorp, Inc. (a)              135,095
       5,124 Southern Missouri Bancorp, Inc.          196,557
      27,958 Sterling Bancorp, Inc.                   226,460
     155,944 TFS Financial Corp.                    3,068,978
      53,972 TrustCo Bank Corp. NY                    467,937
      43,687 Washington Federal, Inc.               1,601,129
      15,118 Waterstone Financial, Inc.               287,696
      29,041 WSFS Financial Corp.                   1,277,514
                                               --------------
                                                   15,767,639
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         142,648,519
             (Cost $148,969,855)               --------------

             MONEY MARKET FUNDS -- 0.0%
      17,072 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                          17,072
             (Cost $17,072)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$    103,628 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $103,637. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest
                is $106,088. (d)                      103,628
             (Cost $103,628)                   --------------

             TOTAL INVESTMENTS -- 100.0%          142,769,219
             (Cost $149,090,555) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (16,744)
                                               --------------
             NET ASSETS -- 100.0%              $  142,752,475
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $117,948 and the total value of the collateral held by the Fund is $120,700.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $149,987,364. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,591,387 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,809,532. The net unrealized depreciation was $7,218,145.


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2019

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                       LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED          OBSERVABLE      UNOBSERVABLE
                       PRICES            INPUTS           INPUTS
                   -------------------------------------------------
Common Stocks*     $   142,648,519   $           --   $           --
Money Market
   Funds                    17,072               --               --
Repurchase
   Agreements                   --          103,628               --
                   -------------------------------------------------
Total Investments  $   142,665,591   $      103,628   $           --
                   =================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      117,948
Non-cash Collateral(2)                               (117,948)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      103,628
Non-cash Collateral(4)                               (103,628)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  908,345,026    $ 2,913,931,686    $  102,225,480
Cash................................................................                   --                 --                --
Receivables:
      Capital shares sold...........................................            3,679,599          5,004,025                --
      Dividends.....................................................              583,943            761,084            94,671
      Securities lending income.....................................                  216                 --                --
Prepaid expenses....................................................                5,561             20,492               772
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          912,614,345      2,919,717,287       102,320,923
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................               42,117             56,356            21,136
Payables:
      Investment securities purchased...............................            3,680,340          5,005,782                --
      Collateral for securities on loan.............................              709,775                 --                --
      Investment advisory fees......................................              295,238            959,655            36,044
      Licensing fees................................................              196,291            655,692            24,525
      Shareholder reporting fees....................................               33,575            103,277             7,456
      Audit and tax fees............................................               22,924             22,924            22,924
      Trustees' fees................................................                   70                165                35
Other liabilities...................................................              196,266            525,530            25,809
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            5,176,596          7,329,381           137,929
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  907,437,749    $ 2,912,387,906    $  102,182,994
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  799,494,118    $ 2,348,749,742    $   94,030,099
Par value...........................................................              123,000            291,000            17,500
Accumulated distributable earnings (loss)...........................          107,820,631        563,347,164         8,135,395
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  907,437,749    $ 2,912,387,906    $  102,182,994
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        73.78    $        100.08    $        58.39
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           12,300,002         29,100,002         1,750,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  761,708,373    $ 2,258,485,865    $   80,696,185
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $      699,985    $            --    $           --
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $  153,677,810      $  197,888,099      $  536,406,415      $   98,828,489      $  115,278,685      $  142,769,219
        369,306                  --                  --                  --              52,450              53,760

             --                  --           2,995,306           1,205,406                  --                  --
         96,572             991,929             263,477              29,740                  --             222,450
        100,396                  --                 533               6,316              30,906                  25
            936               1,527               3,869                 623                 765               1,202
 --------------      --------------      --------------      --------------      --------------      --------------
    154,245,020         198,881,555         539,669,600         100,070,574         115,362,806         143,046,656
 --------------      --------------      --------------      --------------      --------------      --------------

             --                  --                  --               9,421                  --                  --

             --                  --           2,993,448           1,206,442                  --                  --
      9,636,812                  --              98,490           3,540,146           3,954,303             120,700
         45,203              51,519             177,188              34,928              40,355              64,418
         31,089              96,902              62,285              19,614              20,693              32,754
         11,018              12,395              24,317               9,077               9,455              13,385
         22,924              22,924              22,924              22,924              22,924              22,924
             28                  26                   4                  44                  48                  68
         30,849              55,722             123,249              19,086              24,425              39,932
 --------------      --------------      --------------      --------------      --------------      --------------
      9,777,923             239,488           3,501,905           4,861,682           4,072,203             294,181
 --------------      --------------      --------------      --------------      --------------      --------------
 $  144,467,097      $  198,642,067      $  536,167,695      $   95,208,892      $  111,290,603      $  142,752,475
 ==============      ==============      ==============      ==============      ==============      ==============

 $  141,992,264      $  202,155,871      $  434,817,595      $  620,577,418      $  185,640,345      $  159,221,891
         58,000              76,000              89,500              78,984              28,000              27,500
      2,416,833          (3,589,804)        101,260,600        (525,447,510)        (74,377,742)        (16,496,916)
 --------------      --------------      --------------      --------------      --------------      --------------
 $  144,467,097      $  198,642,067      $  536,167,695      $   95,208,892      $  111,290,603      $  142,752,475
 ==============      ==============      ==============      ==============      ==============      ==============
 $        24.91      $        26.14      $        59.91      $        12.05      $        39.75      $        51.91
 ==============      ==============      ==============      ==============      ==============      ==============

      5,800,002           7,600,002           8,950,002           7,898,365           2,800,002           2,750,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $  115,456,030      $  199,163,172      $  424,946,681      $  115,340,607      $  120,977,248      $  149,090,555
 ==============      ==============      ==============      ==============      ==============      ==============
 $    9,754,955      $           --      $       95,942      $    3,533,371      $    3,972,876      $      117,948
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    8,240,248    $    34,249,017    $      894,417
Securities lending income (net of fees).............................               54,565              1,896            12,583
Foreign withholding tax.............................................              (33,008)          (285,756)               --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            8,261,805         33,965,157           907,000
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................            2,876,108          9,757,654           368,786
Licensing fees......................................................              716,913          2,430,498            91,816
Accounting and administration fees..................................              360,987          1,072,381            47,457
Shareholder reporting fees..........................................               74,482            214,547            19,590
Custodian fees......................................................               61,248            160,749            13,300
Transfer agent fees.................................................               35,952             85,983             4,610
Registration and filing fees........................................               28,866              6,739             1,176
Audit and tax fees..................................................               23,628             23,628            23,629
Legal fees..........................................................               20,675             65,995             2,476
Trustees' fees and expenses.........................................                8,088             10,138             7,316
Listing fees........................................................                6,209              6,575             6,002
Other expenses......................................................                8,914             39,820             1,546
                                                                           --------------    ---------------    --------------
      Total expenses................................................            4,222,070         13,874,707           587,704
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (34,524)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            4,222,070         13,874,707           553,180
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            4,039,735         20,090,450           353,820
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................              (45,738)       (30,054,444)        2,054,309
      In-kind redemptions...........................................           68,983,855        289,883,214           911,089
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           68,938,117        259,828,770         2,965,398
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          122,382,566        632,641,177        19,058,774
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................          122,382,566        632,641,177        19,058,774
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          191,320,683        892,469,947        22,024,172
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  195,360,418    $   912,560,397    $   22,377,992
                                                                           ==============    ===============    ==============


Page 48                  See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $      521,980      $    4,572,278      $    4,583,294      $    1,065,808      $      863,373      $    4,652,444
        784,408                  --               8,900              76,609             235,875               5,077
        (37,916)                 --                  --             (66,066)            (21,654)             (8,402)
 --------------      --------------      --------------      --------------      --------------      --------------
      1,268,472           4,572,278           4,592,194           1,076,351           1,077,594           4,649,119
 --------------      --------------      --------------      --------------      --------------      --------------

        429,944             472,533           1,592,212             344,996             458,352             721,595
        107,099             126,008             198,313              85,743              90,632             161,552
         55,248              80,989             200,482              44,583              59,039              93,200
         26,895              30,837              55,488              24,130              16,335              27,418
          9,787              41,913              46,623              12,496               6,408              28,791
          5,375               7,876              19,903               4,312               5,728               9,019
          2,059               6,301              14,731                  --                  --             (6,575)
         23,628              23,628              23,628              23,628              23,628              23,628
          2,906               4,320              10,777               2,087               1,201               3,760
          7,328               7,383               7,634               7,316               7,307               7,439
          6,143               7,471               7,952               8,036               8,036               6,152
          2,300                 658               5,649               1,434               5,428               4,188
 --------------      --------------      --------------      --------------      --------------      --------------
        678,712             809,917           2,183,392             558,761             682,094           1,080,167

        (33,796)            (22,365)                 --             (41,266)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
        644,916             787,552           2,183,392             517,495             682,094           1,080,167
 --------------      --------------      --------------      --------------      --------------      --------------
        623,556           3,784,726           2,408,802             558,856             395,500           3,568,952
 --------------      --------------      --------------      --------------      --------------      --------------


        490,227          (1,611,882)           (777,833)        (43,307,500)         (2,607,882)         (4,677,883)
        578,129           4,172,945           4,090,065           3,131,138           7,549,827          (6,679,728)
             --                  --                  --                 450                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      1,068,356           2,561,063           3,312,232         (40,175,912)          4,941,945         (11,357,611)
 --------------      --------------      --------------      --------------      --------------      --------------

     36,620,613          20,571,144         112,270,384          29,070,325          26,166,968          46,428,802
             --                  --                  --                 145                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
     36,620,613          20,571,144         112,270,384          29,070,470          26,166,968          46,428,802
 --------------      --------------      --------------      --------------      --------------      --------------
     37,688,969          23,132,207         115,582,616         (11,105,442)         31,108,913          35,071,191
 --------------      --------------      --------------      --------------      --------------      --------------

 $   38,312,525      $   26,916,933      $  117,991,418      $  (10,546,586)     $   31,504,413      $   38,640,143
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    4,039,735   $    2,814,614     $   20,090,450   $   20,449,136
Net realized gain (loss)....................................      68,938,117       36,660,258        259,828,770      258,441,729
Net increase from payment by the advisor....................              --           22,098                 --               --
Net change in unrealized appreciation (depreciation)........     122,382,566      (64,499,253)       632,641,177     (404,848,814)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     195,360,418      (25,002,283)       912,560,397     (125,957,949)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (3,935,821)      (2,716,080)       (19,495,801)     (19,564,271)
Return of capital...........................................              --               --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (3,935,821)      (2,716,080)       (19,495,801)     (19,564,271)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................     460,061,921       79,723,310        950,824,332      936,219,196
Cost of shares redeemed.....................................    (205,513,260)    (120,172,606)      (882,169,809)  (1,040,739,511)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     254,548,661      (40,449,296)        68,654,523     (104,520,315)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     445,973,258      (68,167,659)       961,719,119     (250,042,535)

NET ASSETS:
Beginning of period.........................................     461,464,491      529,632,150      1,950,668,787    2,200,711,322
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  907,437,749   $  461,464,491     $2,912,387,906   $1,950,668,787
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       8,450,002        9,150,002         28,700,002       30,600,002
Shares sold.................................................       7,000,000        1,300,000         10,550,000       11,950,000
Shares redeemed.............................................      (3,150,000)      (2,000,000)       (10,150,000)     (13,850,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................      12,300,002        8,450,002         29,100,002       28,700,002
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2019      12/31/2018       12/31/2019       12/31/2018       12/31/2019       12/31/2018       12/31/2019       12/31/2018
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$     353,820   $     317,901   $      623,556   $      550,270   $    3,784,726   $    3,481,597   $    2,408,802   $    2,289,394
    2,965,398       6,319,501        1,068,356       (1,384,642)       2,561,063       (8,816,597)       3,312,232       25,993,912
           --              --               --               --               --               --               --               --
   19,058,774     (11,325,769)      36,620,613      (11,072,153)      20,571,144       (5,846,287)     112,270,384      (57,825,167)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   22,377,992      (4,688,367)      38,312,525      (11,906,525)      26,916,933      (11,181,287)     117,991,418      (29,541,861)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (347,860)       (308,595)      (1,099,140)        (510,967)      (3,933,661)      (3,585,667)      (2,453,686)      (2,110,505)
           --              --               --         (350,683)              --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (347,860)       (308,595)      (1,099,140)        (861,650)      (3,933,661)      (3,585,667)      (2,453,686)      (2,110,505)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


    5,311,126      10,002,377       25,415,355       11,063,662      106,488,924       60,347,868      143,444,740      110,251,184
   (2,776,468)    (29,301,259)      (1,893,033)      (5,826,072)     (46,525,981)     (91,675,775)     (12,922,220)     (87,266,237)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    2,534,658     (19,298,882)      23,522,322        5,237,590       59,962,943      (31,327,907)     130,522,520       22,984,947
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   24,564,790     (24,295,844)      60,735,707       (7,530,585)      82,946,215      (46,094,861)     246,060,252       (8,667,419)


   77,618,204     101,914,048       83,731,390       91,261,975      115,695,852      161,790,713      290,107,443      298,774,862
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 102,182,994   $  77,618,204   $  144,467,097   $   83,731,390   $  198,642,067   $  115,695,852   $  536,167,695   $  290,107,443
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    1,700,002       2,100,002        4,750,002        4,500,002        5,350,002        6,950,002        6,600,002        6,150,002
      100,000         200,000        1,150,000          550,000        4,150,000        2,550,000        2,600,000        2,250,000
      (50,000)       (600,000)        (100,000)        (300,000)      (1,900,000)      (4,150,000)        (250,000)      (1,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,750,002       1,700,002        5,800,002        4,750,002        7,600,002        5,350,002        8,950,002        6,600,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019       12/31/2018
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $      558,856   $      107,831     $      395,500   $    3,676,414
Net realized gain (loss)....................................     (40,175,912)     (16,202,838)         4,941,945       22,238,027
Net increase from payment by the advisor....................              --               --                 --               --
Net change in unrealized appreciation (depreciation)........      29,070,470      (34,785,338)        26,166,968     (102,311,847)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (10,546,586)     (50,880,345)        31,504,413      (76,397,406)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (702,738)              --           (356,420)      (4,434,111)
Return of capital...........................................      (1,498,301)      (1,420,088)                --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (2,201,039)      (1,420,088)          (356,420)      (4,434,111)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      56,754,471       31,493,285         14,960,610      123,727,641
Cost of shares redeemed.....................................     (37,671,942)     (74,580,615)       (67,824,717)    (285,804,842)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      19,082,529      (43,087,330)       (52,864,107)    (162,077,201)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................       6,334,904      (95,387,763)       (21,716,114)    (242,908,718)

NET ASSETS:
Beginning of period.........................................      88,873,988      184,261,751        133,006,717      375,915,435
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   95,208,892   $   88,873,988     $  111,290,603   $  133,006,717
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       6,048,365        8,098,365          4,300,002        9,500,002
Shares sold.................................................       4,200,000        1,450,000            400,000        3,200,000
Shares redeemed.............................................      (2,350,000)      (3,500,000)        (1,900,000)      (8,400,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       7,898,365        6,048,365          2,800,002        4,300,002
                                                              ==============   ==============     ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2019      12/31/2018
-----------------------------


$   3,568,952   $   5,190,750
  (11,357,611)      3,065,123
           --              --
   46,428,802     (67,237,070)
-------------   -------------

   38,640,143     (58,981,197)
-------------   -------------


   (3,498,602)     (5,212,126)
           --              --
-------------   -------------
   (3,498,602)     (5,212,126)
-------------   -------------


           --     115,204,523
 (121,151,073)   (136,281,236)
-------------   -------------

 (121,151,073)    (21,076,713)
-------------   -------------
  (86,009,532)    (85,270,036)


  228,762,007     314,032,043
-------------   -------------
$ 142,752,475   $ 228,762,007
=============   =============


    5,300,002       6,000,002
           --       2,050,000
   (2,550,000)     (2,750,000)
-------------   -------------
    2,750,002       5,300,002
=============   =============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                  2019           2018              2017           2016           2015
                                              ------------   ------------      ------------   ------------   ------------
Net asset value, beginning of period          $      54.61   $      57.88      $      46.18   $      43.48   $      42.80
                                              ------------   ------------      ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.36           0.32              0.24           0.31           0.22
Net realized and unrealized gain (loss)              19.16          (3.29) (a)        11.74           2.73           0.73
                                              ------------   ------------      ------------   ------------   ------------
Total from investment operations                     19.52          (2.97)            11.98           3.04           0.95
                                              ------------   ------------      ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.35)         (0.30)            (0.28)         (0.34)         (0.27)
                                              ------------   ------------      ------------   ------------   ------------
Net asset value, end of period                $      73.78   $      54.61      $      57.88   $      46.18   $      43.48
                                              ============   ============      ============   ============   ============
TOTAL RETURN (b)                                     35.78%         (5.16)% (a)       26.00%          7.02%          2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    907,438   $    461,464      $    529,632   $    404,044   $    532,679
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.59%          0.60%             0.60%          0.61%          0.60%
Ratio of net expenses to average net
   assets                                             0.59%          0.60%             0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.56%          0.52%             0.45%          0.72%          0.51%
Portfolio turnover rate (c)                             29%            27%               26%            29%            31%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                        YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      67.97   $      71.92   $      52.62   $      42.64   $      43.67
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.70           0.65           0.48           0.67           0.37
Net realized and unrealized gain (loss)              32.09          (3.98)         19.39           9.99          (0.98)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     32.79          (3.33)         19.87          10.66          (0.61)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.68)         (0.62)         (0.57)         (0.68)         (0.42)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     100.08   $      67.97   $      71.92   $      52.62   $      42.64
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     48.36%         (4.70)%        37.86%         25.27%         (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  2,912,388   $  1,950,669   $  2,200,711   $  1,570,855   $    302,735
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.57%          0.57%          0.58%          0.60%          0.60%
Ratio of net expenses to average net
   assets                                             0.57%          0.57%          0.58%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.82%          0.84%          0.76%          1.40%          0.83%
Portfolio turnover rate (c)                             23%            21%            21%            27%            23%

(a) The Fund received a reimbursement from the Advisor in the amount of $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      45.66   $      48.53   $      40.44   $      41.45   $      39.73
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.20           0.18           0.12           0.09           0.13
Net realized and unrealized gain (loss)              12.73          (2.88)          8.13          (0.98)          1.75
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     12.93          (2.70)          8.25          (0.89)          1.88
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.20)         (0.17)         (0.16)         (0.12)         (0.16)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      58.39   $      45.66   $      48.53   $      40.44   $      41.45
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     28.35%         (5.58)%        20.41%         (2.13)%         4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    102,183   $     77,618   $    101,914   $    103,118   $    184,447
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.64%          0.64%          0.63%          0.64%          0.63%
Ratio of net expenses to average net
   assets                                             0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
  average net assets                                  0.38%          0.34%          0.25%          0.23%          0.33%
Portfolio turnover rate (b)                             31%            26%            25%            30%            39%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      17.63   $      20.28   $      15.47   $      16.01   $      17.23
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.13           0.12           0.05           0.17           0.11
Net realized and unrealized gain (loss)               7.36          (2.59)          4.85          (0.52)         (1.21)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.49          (2.47)          4.90          (0.35)         (1.10)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.21)         (0.11)         (0.09)         (0.19)         (0.12)
Return of capital                                       --          (0.07)            --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.21)         (0.18)         (0.09)         (0.19)         (0.12)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      24.91   $      17.63   $      20.28   $      15.47   $      16.01
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     42.69%        (12.22)%        31.73%         (2.12)%        (6.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    144,467   $     83,731   $     91,262   $     51,837   $     69,655
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.63%          0.65%          0.66%          0.68%          0.65%
Ratio of net expenses to average net
   assets                                             0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.58%          0.59%          0.23%          1.18%          0.65%
Portfolio turnover rate (b)                             26%            45%            32%            49%            35%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      21.63   $      23.28   $      23.07   $      22.07   $      22.24
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.56           0.69           0.71           0.62           0.55
Net realized and unrealized gain (loss)               4.55          (1.65)          0.16           1.13          (0.13)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      5.11          (0.96)          0.87           1.75           0.42
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.60)         (0.69)         (0.66)         (0.75)         (0.59)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      26.14   $      21.63   $      23.28   $      23.07  $       22.07
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     23.67%         (4.19)%         3.79%          7.92%          1.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    198,642   $    115,696   $    161,791   $    236,426   $    226,250
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.51%          0.52%          0.48%          0.49%          0.48%
Ratio of net expenses to average net
   assets                                             0.50%          0.50%          0.48%          0.49%          0.48%
Ratio of net investment income (loss) to
   average net assets                                 2.40%          3.05%          2.77%          2.52%          2.30%
Portfolio turnover rate (b)                             10%            10%             7%             6%             8%


FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      43.96   $      48.58   $      39.61   $      30.13   $      33.65
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.32           0.35           0.54           0.20           0.23
Net realized and unrealized gain (loss)              15.96          (4.65)          8.98           9.48          (3.52)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     16.28          (4.30)          9.52           9.68          (3.29)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.33)         (0.32)         (0.55)         (0.20)         (0.23)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      59.91   $      43.96   $      48.58   $      39.61   $      30.13
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     37.11%         (8.89)%        24.25%         32.21%         (9.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    536,168   $    290,107   $    298,775   $    221,791   $    102,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.55%          0.55%          0.56%          0.57%          0.57%
Ratio of net expenses to average net
   assets                                             0.55%          0.55%          0.56%          0.57%          0.57%
Ratio of net investment income (loss) to
   average net assets                                 0.61%          0.72%          1.26%          0.58%          0.70%
Portfolio turnover rate (b)                             12%            11%            24%            42%            17%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                                                        YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                  2019           2018           2017             2016           2015 (a)
                                              ------------   ------------   ------------     ------------     ------------
Net asset value, beginning of period          $      14.69   $      22.75   $      26.15     $      22.30     $      56.10
                                              ------------   ------------   ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.10           0.02          (0.02)            0.13             1.00
Net realized and unrealized gain (loss)              (2.39)         (7.86)         (3.02)            4.16           (33.75)
                                              ------------   ------------   ------------     ------------     ------------
Total from investment operations                     (2.29)         (7.84)         (3.04)            4.29           (32.75)
                                              ------------   ------------   ------------     ------------     ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.11)            --          (0.23)           (0.44)           (1.05)
Return of capital                                    (0.24)         (0.22)         (0.13)              --               --
                                              ------------   ------------   ------------     ------------     ------------
Total distributions                                  (0.35)         (0.22)         (0.36)           (0.44)           (1.05)
                                              ------------   ------------   ------------     ------------     ------------
Net asset value, end of period                $      12.05   $      14.69   $      22.75     $      26.15     $      22.30
                                              ============   ============   ============     ============     ============
TOTAL RETURN (b)                                    (15.87)%       (34.77)%       (11.53)%          19.48%          (59.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     95,209   $     88,874   $    184,262     $    251,024     $    153,042
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.65%          0.63%          0.64% (c)        0.64% (c)        0.62%
Ratio of net expenses to average net
   assets                                             0.60%          0.60%          0.63% (c)        0.61% (c)        0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.65%          0.07%         (0.11)%           0.54%            2.44%
Portfolio turnover rate (d)                             61%            47%            53%             103%              67%


FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      30.93   $      39.57   $      27.39   $      28.36   $      28.63
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.14           0.04           0.34           0.25           0.15
Net realized and unrealized gain (loss)               8.81          (8.16)         12.61          (0.85)         (0.24)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      8.95          (8.12)         12.95          (0.60)         (0.09)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.13)         (0.52)         (0.77)         (0.37)         (0.18)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      39.75   $      30.93   $      39.57   $      27.39   $      28.36
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     28.96%        (20.68)%        47.36%         (2.15)%        (0.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    111,291   $    133,007   $    375,915   $    131,466   $    221,188
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.60%          0.59%          0.60%          0.60%          0.62%
Ratio of net expenses to average net
  assets                                              0.60%          0.59%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.35%          1.06%          0.91%          0.91%          0.64%
Portfolio turnover rate (d)                             26%            22%            35%            47%            68%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset value reported on December 31, 2015 prior to the reverse share split restatement was $4.46.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      43.16  $       52.34   $      52.81   $      38.94   $      36.61
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.04           0.81           0.74           0.58           0.56
Net realized and unrealized gain (loss)               8.72          (9.17)         (0.46)         13.89           2.31
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      9.76          (8.36)          0.28          14.47           2.87
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.01)         (0.82)         (0.75)         (0.60)         (0.54)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      51.91   $      43.16   $      52.34   $      52.81   $      38.94
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     22.80%        (16.14)%         0.55%         37.57%          7.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    142,752   $    228,762   $    314,032   $    404,023   $    223,902
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.60%          0.60%          0.60%          0.61%          0.62%
Ratio of net expenses to average net
   assets                                             0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.98%          1.50%          1.37%          1.54%          1.52%
Portfolio turnover rate (b)                             15%            11%            14%            16%            19%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the nine funds listed below:

        First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
            Market LLC ("Nasdaq") ticker "QQEW")
        First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
           "QTEC")
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
           ticker "QQXT")
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
           ticker "QCLN")
        First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
           "FRI")
        First Trust Water ETF - (NYSE Arca ticker "FIW")
        First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
        First Trust Chindia ETF - (NYSE Arca ticker "FNI")
        First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
           "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndiaTM Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, QQEW, QCLN, FIW, FCG, FNI, and QABA had securities in the securities lending program. During the fiscal year ended December 31, 2019, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2019 were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,935,821        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        19,495,801                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        347,860                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 1,099,140                  --                   --
First Trust S&P REIT Index Fund                                             3,933,661                  --                   --
First Trust Water ETF                                                       2,453,686                  --                   --
First Trust Natural Gas ETF                                                   702,738                  --            1,498,301
First Trust Chindia ETF                                                       356,420                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                          3,498,602                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      $      2,716,080      $           --      $            --
First Trust NASDAQ-100-Technology Sector Index Fund                         19,564,271                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         308,595                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    510,967                  --              350,683
First Trust S&P REIT Index Fund                                              3,585,667                  --                   --
First Trust Water ETF                                                        2,110,505                  --                   --
First Trust Natural Gas ETF                                                         --                  --            1,420,088
First Trust Chindia ETF                                                      4,434,111                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                           5,212,126                  --                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      $        146,848      $  (30,596,718)     $   138,270,501
First Trust NASDAQ-100-Technology Sector Index Fund                            796,698         (47,278,668)         609,829,134
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                          15,266         (12,672,970)          20,793,099
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                         --         (32,628,926)          35,045,759
First Trust S&P REIT Index Fund                                                357,828                  --           (3,947,632)
First Trust Water ETF                                                          134,005          (6,775,889)         107,902,484
First Trust Natural Gas ETF                                                         --        (489,749,462)         (35,698,048)
First Trust Chindia ETF                                                         39,080         (67,859,606)          (6,557,216)
First Trust NASDAQ(R) ABA Community Bank Index Fund                             70,350          (9,349,121)          (7,218,145)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of December 31, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                                                           Post-
                                                                        Enactment -
                                                                             No
                                                                         Expiration
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      $     30,596,718
First Trust NASDAQ-100-Technology Sector Index Fund                         47,278,668
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                      12,672,970
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 32,628,926
First Trust S&P REIT Index Fund                                                     --
First Trust Water ETF                                                        6,775,889
First Trust Natural Gas ETF                                                489,749,462
First Trust Chindia ETF                                                     67,859,606
First Trust NASDAQ(R) ABA Community Bank Index Fund                          9,349,121

During the taxable year ended December 31, 2019, the following Funds utilized post-enactment capital loss carryforwards in the following amounts:

                                                                        Capital Loss
                                                                        Carryforward
                                                                          Utilized
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                      $      6,433,561
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                       2,293,009
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  2,277,299
First Trust S&P REIT Index Fund                                                234,697
First Trust Water ETF                                                          119,417

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2019, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $            --      $  (66,763,016)     $    66,763,016
First Trust NASDAQ-100-Technology Sector Index Fund                                 --        (284,944,091)         284,944,091
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              --            (757,086)             757,086
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                    475,584            (264,918)            (210,666)
First Trust S&P REIT Index Fund                                                216,271          (3,423,979)           3,207,708
First Trust Water ETF                                                               --          (4,032,674)           4,032,674
First Trust Natural Gas ETF                                                    143,882            (916,320)             772,438
First Trust Chindia ETF                                                         35,388          (7,141,076)           7,105,688
First Trust NASDAQ(R)ABA Community Bank Index Fund                                  --           8,390,661           (8,390,661)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              Nasdaq, Inc. and American Bankers Association

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2019 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                     Fees Waived or Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust NASDAQ-100 Ex-Technology Sector
   Index Fund                                    $  34,524   $          --   $   26,900   $   35,900   $   34,524   $  97,324
First Trust NASDAQ(R) Clean Edge(R) Green Energy
   Index Fund                                       33,796              --       39,255       43,615       33,796     116,666
First Trust S&P REIT Index Fund                     22,365              --           --       25,848       22,365      48,213
First Trust Natural Gas ETF                         41,266              --       25,164       39,782       41,266     106,212

During the fiscal year ended December 31, 2018, First Trust NASDAQ-100 Equal Weighted Index Fund received a reimbursement from the Advisor of $22,098 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined - outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   206,281,302   $   205,035,794
First Trust NASDAQ-100-Technology Sector Index Fund                   552,124,214       547,969,239
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 28,418,667        28,153,350
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            27,937,625        27,591,094
First Trust S&P REIT Index Fund                                        17,585,443        15,801,717
First Trust Water ETF                                                  49,755,947        49,851,954
First Trust Natural Gas ETF                                            52,154,912        52,138,187
First Trust Chindia ETF                                                30,314,304        30,424,537
First Trust NASDAQ(R)ABA Community Bank Index Fund                     26,554,155        26,505,799

For the fiscal year ended December 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   459,564,029   $   205,145,056
First Trust NASDAQ-100-Technology Sector Index Fund                   950,312,914       879,696,400
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  5,308,325         2,776,255
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            25,367,051         1,888,771
First Trust S&P REIT Index Fund                                       106,064,013        46,406,264
First Trust Water ETF                                                 143,261,877        12,913,878
First Trust Natural Gas ETF                                            56,619,977        37,581,984
First Trust Chindia ETF                                                14,958,741        67,796,221
First Trust NASDAQ(R)ABA Community Bank Index Fund                             --       121,004,629

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF, and First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          29.48%
First Trust S&P REIT Index Fund                                                         --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          55.74%
First Trust Chindia ETF                                                               6.92%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          35.51%
First Trust S&P REIT Index Fund                                                         --
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                         100.00%
First Trust Chindia ETF                                                             100.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

A portion of each of the Funds' 2019 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December 31, 2019, may be eligible for the Qualified Business Income Deduction (QBI) under Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

For the tax year ended December 31, 2019, the First Trust S&P REIT Index Fund designated $323,764, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of long-term capital gain and of these proceeds, $323,764, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in the United Kingdom in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31,2019, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,666,102. This figure is comprised of $103,443 paid (or to be paid) in fixed compensation and $1,562,659 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $972,968 paid (or to be paid) to senior management of First Trust Advisors L.P. and $693,134 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           169         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            169         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial             169         Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           169         None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services);
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               169         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011 to
                                                   o Since January 2016    January 2016), Senior Vice President (April 2007 to
                                                                           January 2016), First Trust Advisors L.P. and First Trust
                                                                           Portfolios L.P.; Chief Financial Officer (January 2016
                                                                           to Present), BondWave LLC (Software Development
                                                                           Company) and Stonebridge Advisors LLC
                                                                           (Investment Advisor)


Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception


Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception


Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2019

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

Annual Report
December 31, 2019

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  10
Notes to Fund Performance Overview..........................................  12
Understanding Your Fund Expenses............................................  13
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  14
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  29
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  36
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  37
Statements of Assets and Liabilities........................................  41
Statements of Operations....................................................  42
Statements of Changes in Net Assets.........................................  43
Financial Highlights........................................................  45
Notes to Financial Statements...............................................  47
Report of Independent Registered Public Accounting Firm.....................  55
Additional Information......................................................  56
Board of Trustees and Officers..............................................  59
Privacy Policy..............................................................  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2019

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2019, including a market overview and a performance analysis.

A significant event for the markets in the past year was the decision by the Federal Reserve (the "Fed") to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.95% for the 30-year period ended December 31, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of December, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.

So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed's reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion's share of the tariff conflict today is between the U.S. and China, the two-largest economies in the world. In our opinion, it is believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the by-products of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more rate cuts.

It has been said in the financial media that this is the "most hated" bull market in history, yet it has been one of the most prosperous for investors. The bull market turns 11 years old on March 9, 2020. A Bloomberg survey of 21 equity strategists found that their average 2020 year-end price target for the S&P 500(R) Index was 3,318 as of December 17, 2019, according to its own release. The highest estimate was 3,500. The lowest estimate was 3,000. With a target of 3,650, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish than all the strategists surveyed by Bloomberg. We encourage investors to stay the course.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2019

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The consensus among economists projects a 1.8% growth rate estimate for the U.S. economy in 2020 (on a fourth quarter to fourth quarter basis), according to a survey conducted by Bloomberg. However, Brian Wesbury, Chief Economist at First Trust Advisors L.P. believes the economy may grow at a 2.5% to 3.0% pace, in part due to home building and business investment that are poised to contribute more to economic growth in 2020 than what the broader consensus believes, in his opinion.

The combination of low interest rates, low inflation, strong job growth, regulatory reform and a more favorable U.S. corporate tax structure following the passage of the Tax Cuts and Jobs Act of 2017 makes the current climate an attractive one for investors, in our opinion. Minus tax reform, which took effect in 2018, and regulatory reform, which has been driven by the Trump Administration since it took office in 2017, investors have been prospering in a low rate/low inflation/strong job growth climate for the better part of the last decade. Very little has changed in that regard. One thing that has created some uncertainty in the markets is the extent of the potential fallout from the implementation and escalation of trade tariffs by the Trump Administration. That effort is now 21 months old and counting. The mid-December announcement that the U.S. and China had struck a "Phase One" deal is encouraging, in our opinion.

Investors are flocking to exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs"). The global ETF industry turns 30 years old on March 9, 2020. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at an all-time high of $6.350 trillion at the close of 2019, up 31.9% from the $4.815 trillion at the end of 2018, according to its own release. In 2019, net inflows to ETFs/ETPs listed globally totaled $571.03 billion, the second highest on record behind the $653.26 billion registered in 2017.

U.S. STOCKS AND BONDS

In 2019, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of 31.49%, 26.20%, and 22.78%, respectively, according to Bloomberg. All 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Information Technology, Communication Services and Financials, up 50.29%, 32.69% and 32.13%, respectively, while the only sector with a total return below 20% for the year was Energy, up 11.81%. The outlook for corporate earnings is encouraging, in our opinion. Bloomberg's 2020 and 2021 consensus earnings growth estimates for the S&P 500(R) Index were 9.02% and 10.72%, respectively, as of December 31, 2019.

The yield on the benchmark 10-year Treasury Note ("T-Note") closed trading on December 31, 2019, at 1.92%, down 77 basis points ("bps") from its 2.69% close a year earlier, according to Bloomberg. The yield stood 48 bps below its 2.40% average for the 10-year period ended December 31, 2019. For those investors still concerned about the prospects for an inverted yield curve, the spread between the 2-year T-Note and the 10-year T-Note closed 2019 at 35 bps (1.57% vs. 1.92%), according to data from Bloomberg. For comparative purposes, the average spread was 117 bps (3.33% vs. 4.50%) for the 30-year period ended December 31, 2019. The yield curve, while not inverted, remains relatively flat. We will monitor this scenario moving forward.

In the U.S. bond market, all the major bond groups posted positive returns in 2019. The top-performing major debt group we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 14.32%. The worst-performing debt group that we track was government bonds. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 5.22%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 0.23% against a basket of major currencies in 2019, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a flat U.S. dollar would have little to no impact on the returns of foreign securities, in our opinion. Aside from the currency aspect, foreign stocks and bonds performed quite well in 2019.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 12.13% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 6.84% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 18.44% (USD), while the MSCI World ex USA Index was up 22.49% (USD) on a total return basis, according to Bloomberg.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization index designed to quantitatively identify and select U.S. exchange-listed securities issued by small, mid and large cap U.S. companies that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is reconstituted and rebalanced on a quarterly basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (12/5/06)      Ended       Ended       (12/5/06)
                                              12/31/19    12/31/19    12/31/19    to 12/31/19    12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                            25.36%       7.88%       9.03%        5.94%        46.09%     137.32%       112.69%
Market Value                                   25.27%       7.85%       9.01%        5.94%        45.93%     137.05%       112.49%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market Index*      26.34%       8.73%       N/A           N/A         51.95%       N/A           N/A
Russell 3000(R) Index                          31.02%      11.24%      13.42%        8.72%        70.35%     252.15%       198.15%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's current underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 25.36% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("Benchmark") generated a return of 31.02%. The sector with the highest allocation in the Fund was Information Technology, which received a 15.4% weighting. Investments in this sector returned 46.2% and contributed 5.7% to total Fund performance, which was more than the contribution to return of any other sector. No sector experienced negative returns in the Fund, but the least-performing sector securities were the investments in Energy securities, which returned 3.2%. These investments received an allocation of 6.5% and contributed 0.3% to total Fund return. On a relative basis, the Fund underperformed the Benchmark. The greatest area of underperformance was in the investments in the Information Technology sector. Investments in this sector created -1.4% of underperformance, largely because the Fund underweighted this sector in comparison to the Benchmark. Investments in the Health Care sector caused 0.8% of outperformance for the Fund. The Fund did not overweight this sector, but the Health Care investments in the Fund outperformed those in the Benchmark.

-----------------------------
NASDAQ and the NASDAQ AlphaDEX(R) Total US Market Index (the "Index") are trademarks of The Nasdaq OMX Group and its affiliates (the "Corporations") and has been licensed for use with the Fund by First Trust. First Trust Portfolios L.P. ("FTP") has licensed to The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX trademark and the AlphaDEX stock selection method, in connection with NASDAQ OMX's calculation of the NASDAQ AlphaDEX Total US Market Index.

The Fund is not sponsored, endorsed, sold or promoted by the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund.

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ OMX and NASDAQ OMX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    17.43%
Industrials                                   15.48
Information Technology                        13.87
Consumer Discretionary                        12.51
Health Care                                    8.04
Energy                                         6.69
Materials                                      6.55
Communication Services                         5.99
Real Estate                                    5.99
Consumer Staples                               3.85
Utilities                                      3.60
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Skyworks Solutions, Inc.                       0.59%
Halliburton Co.                                0.50
Biogen, Inc.                                   0.49
DXC Technology Co.                             0.49
Micron Technology, Inc.                        0.49
Discovery, Inc., Class A                       0.48
Fox Corp., Class A                             0.46
Carnival Corp.                                 0.45
Centene Corp.                                  0.45
PACCAR, Inc.                                   0.45
                                             -------
   Total                                       4.85%
                                             =======

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
        DECEMBER 31, 2009 - DECEMBER 31, 2019

             First Trust               Russell 3000(R)
            Total US Market                 Index
            AlphaDEX(R) ETF
12/09          $10,000                     $10,000
06/10            9,854                       9,395
12/10           11,985                      11,693
06/11           12,247                      12,436
12/11           10,839                      11,813
06/12           11,028                      12,914
12/12           11,787                      13,752
06/13           13,488                      15,686
12/13           15,871                      18,367
06/14           16,671                      19,642
12/14           16,246                      20,673
06/15           16,438                      21,074
12/15           15,274                      20,773
06/16           15,772                      21,525
12/16           17,638                      23,417
06/17           18,970                      25,508
12/17           21,066                      28,365
06/18           21,999                      29,278
12/18           18,932                      26,877
06/19           22,164                      31,906
12/19           23,732                      35,215

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 12/31/16             121             0              0            0
01/01/17 - 12/31/17             216             0              0            0
01/01/18 - 12/31/18             168             2              0            0
01/01/19 - 12/31/19              86             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 12/31/16             131             0              0            0
01/01/17 - 12/31/17              35             0              0            0
01/01/18 - 12/31/18              79             1              1            0
01/01/19 - 12/31/19             165             0              0            1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is a modified market capitalization weighted index designed to tactically allocate exposure to one of three indices: (i) the Nasdaq US 500 Large Cap Index; (ii) the Nasdaq US 500 Large Cap Equal Weight Index; or (iii) the Nasdaq US T-Bill Index. Each of the Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap Equal Weight Index contains the same constituent securities - the 500 securities with the highest float-adjusted market capitalization comprising the Nasdaq US Benchmark Index. The Nasdaq US 500 Large Cap Index weights the securities according to their market capitalization and the Nasdaq US 500 Large Cap Equal Index weights them equally. The Nasdaq US T-Bill Index is designed to act as a US dollar-denomination cash position through the us of nine T-Bills ranging from 30 to 91 days in duration. A T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than one year, sold in denominations of $1,000 up to a maximum purchase of $5 million. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL               CUMULATIVE
                                                                                  TOTAL RETURNS              TOTAL RETURNS
                                                                  1 Year     5 Years      Inception     5 Years      Inception
                                                                  Ended       Ended       (8/29/12)      Ended       (8/29/12)
                                                                 12/31/19    12/31/19    to 12/31/19    12/31/19    to 12/31/19
FUND PERFORMANCE
NAV                                                               30.24%       6.59%        8.83%        37.60%        86.09%
Market Value                                                      30.09%       6.62%        8.83%        37.81%        86.08%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio Index*                    31.16%       N/A           N/A          N/A           N/A
S&P 500(R) Index                                                  31.49%      11.70%       14.30%        73.86%       166.73%
Nasdaq US 500 Large Cap Index                                     32.04%       N/A           N/A          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

* On August 18, 2017, the Fund's underlying index changed from the CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns shown for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.24% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("Benchmark") generated a return of 31.49%. The Information Technology sector was given the largest allocation in the Fund with a 15.6% weight and a return of 39.6%. This resulted in the largest contribution to the Fund's return at 5.9%. The Energy sector contributed 0.8% to the Fund's return which was the smallest contribution to the portfolio. On a relative basis, the Fund underperformed the Benchmark. The Fund under allocated and underperformed in the Information Technology sector by -5.9% and -10.8%, respectively, resulting in a -2.1% relative underperformance compared to the Benchmark. The Fund's relative outperformance of 1.1% in the Health Care sector partially reduced the Fund's overall underperformance compared to the Benchmark.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        16.57%
Financials                                    14.50
Health Care                                   13.21
Industrials                                   12.96
Consumer Discretionary                         9.59
Real Estate                                    6.66
Consumer Staples                               6.58
Utilities                                      5.61
Communication Services                         5.21
Energy                                         4.67
Materials                                      4.44
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Noble Energy, Inc.                             0.21%
Newmont Goldcorp Corp.                         0.21
Occidental Petroleum Corp.                     0.21
Corteva, Inc.                                  0.21
Diamondback Energy, Inc.                       0.21
International Flavors & Fragrances,
   Inc.                                        0.21
Snap, Inc., Class A                            0.21
ABIOMED, Inc.                                  0.21
Advanced Micro Devices, Inc.                   0.21
Apple, Inc.                                    0.21
                                             -------
   Total                                       2.10%
                                             =======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
               AUGUST 29, 2012 - DECEMBER 31, 2019

                  First Trust
                 Dorsey Wright            S&P 500(R)
            People's Portfolio ETF          Index
08/12               $10,000                $10,000
12/12                 9,863                 10,193
06/13                10,686                 11,602
12/13                11,738                 13,494
06/14                12,251                 14,457
12/14                13,525                 15,342
06/15                13,175                 15,531
12/15                12,730                 15,554
06/16                12,551                 16,151
12/16                12,800                 17,414
06/17                13,952                 19,040
12/17                15,579                 21,214
06/18                15,782                 21,776
12/18                14,292                 20,284
06/19                17,139                 24,045
12/19                18,609                 26,673

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 12/31/16              76             3              0            0
01/01/17 - 12/31/17             175             0              0            1
01/01/18 - 12/31/18             162             3              0            0
01/01/19 - 12/31/19             175             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 12/31/16             168             4              1            0
01/01/17 - 12/31/17              75             0              0            0
01/01/18 - 12/31/18              84             2              0            0
01/01/19 - 12/31/19              77             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal weight version of the Dow Jones Industrial AverageTM (the "DJIA"). The 30 securities comprising the DJIA are issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities. DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; and (iv) there is wide interest in the company among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. In the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the Index, and the component that replaces the removed component will be added to the Index at the same weight as the component that was removed. The Fund's shares are listed for trading on the NYSE Arca, Inc. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was August 9, 2017.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL           CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                     1 Year             Inception               Inception
                                                                     Ended               (8/8/17)               (8/8/17)
                                                                    12/31/19           to 12/31/19             to 12/31/19
FUND PERFORMANCE
NAV                                                                  24.27%               13.95%                 36.76%
Market Value                                                         24.34%               13.93%                 36.71%

INDEX PERFORMANCE
Dow Jones Industrial Average Equal Weight Index                      25.00%               14.55%                 38.49%
Dow Jones Industrial Average(TM)                                     25.34%               13.94%                 36.74%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.27% during the 12-month period covered by this report. During the same period, the Dow Jones Industrial Average(TM) ("Benchmark") generated a return of 25.34%. The Information Technology sector was given the largest allocation of the Fund with a 20.4% weight and a return of 42.9% which had the largest contribution to the Fund's return at 8.0%. The Materials sector had the smallest contribution to the Fund's return at 0.4%. On a relative basis, the Fund underperformed the Benchmark. The Fund over allocated but underperformed the Benchmark in the Information Technology sector by 1.3% and -8.3%, respectively, resulting in a -0.9% drag on relative performance. This drag was slightly reduced by the Fund's relative underweight and outperformance within the Industrials sector by -7.7% and 5.1%, respectively, creating 1.6% of outperformance relative to the Benchmark.

-----------------------------
The Dow Jones Industrial Average Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        20.32%
Health Care                                   13.45
Financials                                    13.27
Consumer Staples                              13.18
Industrials                                   13.18
Consumer Discretionary                        10.03
Energy                                         6.65
Communication Services                         6.55
Materials                                      3.37
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                    3.50%
Cisco Systems, Inc.                            3.47
3M Co.                                         3.43
NIKE, Inc., Class B                            3.40
Intel Corp.                                    3.40
Johnson & Johnson                              3.38
UnitedHealth Group, Inc.                       3.38
Dow, Inc.                                      3.37
Pfizer, Inc.                                   3.35
Goldman Sachs Group (The), Inc.                3.35
                                             -------
   Total                                      34.03%
                                             =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            AUGUST 8, 2017 - DECEMBER 31, 2019

                                        Dow Jones Industrial
            First Trust Dow 30             Average Equal              Dow Jones Industrial
             Equal Weight ETF               Weight Index                  Average(TM)
08/17            $10,000                      $10,000                       $10,000
12/17             11,102                       11,124                        11,302
06/18             11,024                       11,069                        11,219
12/18             11,004                       11,079                        10,908
06/19             12,615                       12,739                        12,588
12/19             13,676                       13,849                        13,674

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              94             0              0            0
01/01/18 - 12/31/18             171             4              0            0
01/01/19 - 12/31/19             167             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17               6             0              0            0
01/01/18 - 12/31/18              74             2              0            0
01/01/19 - 12/31/19              84             0              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc. (the "Index Provider"). The Index is calculated and maintained by Nasdaq, Inc. The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index utilizes the Index Provider's risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: momentum, value, quality and volatility. The Fund's shares are listed for trading on CBOE BZX, Inc. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes after the Index changes are made public. The first day of secondary market trading in shares of the Fund was July 26, 2018.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL           CUMULATIVE
                                                                                      TOTAL RETURNS           TOTAL RETURNS
                                                                     1 Year             Inception               Inception
                                                                     Ended              (7/25/18)               (7/25/18)
                                                                    12/31/19           to 12/31/19             to 12/31/19
FUND PERFORMANCE
NAV                                                                  30.35%                9.95%                 14.59%
Market Value                                                         30.52%               10.05%                 14.74%

INDEX PERFORMANCE
Lunt Capital Large Cap Factor Rotation Index                         31.38%               10.75%                 15.78%
Nasdaq US 500 Large Cap Index                                        32.04%               11.63%                 17.11%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.35% during the 12-month period covered by this report. The Nasdaq US 500 Large Cap Index ("Benchmark") returned 32.04% over the same period. The Information Technology sector was given the largest allocation in the Fund with a 20.1% weight. This sector returned 34.9% for the Fund and had the largest contribution to the Fund's return at 8.5%. The Energy sector provided the worst contribution to the Fund's return at -0.3%. On a relative basis, the Fund underperformed the Benchmark. The Fund under allocated and underperformed among Information Technology securities by -2.6% and -15.0%, respectively, creating a -2.0% relative drag on performance. The Fund outperformed the Benchmark among Health Care securities by 8.4%, generating 1.2% of relative outperformance.

-----------------------------
Lunt Capital Management, Inc. ("Licensor") and the Lunt Capital Large Cap Factor Rotation Index, ("Licensor Index") are trademarks of Licensor and have been licensed for use for certain purposes by First Trust Advisors L.P. The First Trust Lunt U.S. Factor Rotation ETF is based on the Licensor Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    20.85%
Information Technology                        14.88
Health Care                                   14.88
Consumer Staples                               9.42
Energy                                         8.45
Real Estate                                    7.35
Industrials                                    6.41
Utilities                                      5.53
Consumer Discretionary                         5.05
Materials                                      3.63
Communication Services                         3.55
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
DXC Technology Co.                             1.88%
Sarepta Therapeutics, Inc.                     1.38
Sysco Corp.                                    1.33
MSCI, Inc.                                     1.25
Capital One Financial Corp.                    1.23
Mastercard, Inc., Class A                      1.20
McCormick & Co., Inc.                          1.18
Centene Corp.                                  1.15
Visa, Inc., Class A                            1.14
Booking Holdings, Inc.                         1.11
                                             -------
   Total                                      12.85%
                                             =======

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 25, 2018 - DECEMBER 31, 2019

            First Trust Lunt U.S.       Lunt Capital Large Cap        Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index
07/18              $10,000                     $10,000                   $10,000
12/18                8,791                       8,813                     8,869
06/19               10,828                      10,901                    10,567
12/19               11,459                      11,578                    11,711

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 26, 2018 (commencement of trading) through December 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              91             2              0            0
01/01/19 - 12/31/19             250             0              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              15             1              0            0
01/01/19 - 12/31/19               1             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2019 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF or First Trust Lunt U.S. Factor Rotation ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                             EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE        DURING THE
                                                   ACCOUNT VALUE        ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   JULY 1, 2019       DECEMBER 31, 2019         PERIOD           PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                               $1,000.00            $1,070.80            0.70% (a)            $3.65
Hypothetical (5% return before expenses)             $1,000.00            $1,021.68            0.70% (a)            $3.57

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                               $1,000.00            $1,086.00            0.60%                $3.15
Hypothetical (5% return before expenses)             $1,000.00            $1,022.18            0.60%                $3.06

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                               $1,000.00            $1,084.00            0.50%                $2.63
Hypothetical (5% return before expenses)             $1,000.00            $1,022.68            0.50%                $2.55

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

Actual                                               $1,000.00            $1,058.30            0.65%                $3.37
Hypothetical (5% return before expenses)             $1,000.00            $1,021.93            0.65%                $3.31


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2019 through December 31, 2019), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.1%
         148 Aerojet Rocketdyne Holdings,
                Inc. (a)                       $        6,758
         323 Arconic, Inc.                              9,939
         318 Astronics Corp. (a)                        8,888
         220 BWX Technologies, Inc.                    13,658
          97 Curtiss-Wright Corp.                      13,666
         224 HEICO Corp.                               25,570
         205 Hexcel Corp.                              15,029
          59 Huntington Ingalls Industries,
                Inc.                                   14,802
         268 L3Harris Technologies, Inc.               53,029
         144 Lockheed Martin Corp.                     56,071
         259 Mercury Systems, Inc. (a)                 17,899
          42 National Presto Industries, Inc.           3,712
         153 Spirit AeroSystems Holdings,
                Inc., Class A                          11,151
          65 Teledyne Technologies, Inc. (a)           22,525
         429 Textron, Inc.                             19,133
         134 TransDigm Group, Inc.                     75,040
         245 Triumph Group, Inc.                        6,191
                                               --------------
                                                      373,061
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.3%
          89 Air Transport Services Group,
                Inc. (a)                                2,088
         370 Atlas Air Worldwide Holdings,
                Inc. (a)                               10,201
          99 C.H. Robinson Worldwide, Inc.              7,742
         165 Echo Global Logistics, Inc. (a)            3,415
         188 Expeditors International of
                Washington, Inc.                       14,668
          29 Forward Air Corp.                          2,028
         161 Hub Group, Inc., Class A (a)               8,258
         176 XPO Logistics, Inc. (a)                   14,027
                                               --------------
                                                       62,427
                                               --------------
             AIRLINES -- 1.4%
         259 Alaska Air Group, Inc.                    17,547
          37 Allegiant Travel Co.                       6,439
         972 Delta Air Lines, Inc.                     56,842
         355 Hawaiian Holdings, Inc.                   10,398
       1,255 JetBlue Airways Corp. (a)                 23,494
         163 SkyWest, Inc.                             10,535
       1,037 Southwest Airlines Co.                    55,977
         257 Spirit Airlines, Inc. (a)                 10,360
         633 United Airlines Holdings,
                Inc. (a)                               55,761
                                               --------------
                                                      247,353
                                               --------------
             AUTO COMPONENTS -- 0.8%
         909 American Axle & Manufacturing
                Holdings, Inc. (a)                      9,781
         572 BorgWarner, Inc.                          24,813
         286 Cooper Tire & Rubber Co.                   8,223
         228 Cooper-Standard Holdings,
                Inc. (a)                                7,560
         647 Dana, Inc.                                11,775
         611 Gentex Corp.                              17,707
         648 Goodyear Tire & Rubber (The) Co.          10,080
          61 LCI Industries                             6,535


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         178 Lear Corp.                        $       24,422
          38 Standard Motor Products, Inc.              2,022
         181 Stoneridge, Inc. (a)                       5,307
         597 Tenneco, Inc., Class A                     7,821
                                               --------------
                                                      136,046
                                               --------------
             AUTOMOBILES -- 0.7%
       1,867 General Motors Co.                        68,332
         350 Harley-Davidson, Inc.                     13,017
          58 Tesla, Inc. (a)                           24,263
          99 Thor Industries, Inc.                      7,355
         243 Winnebago Industries, Inc.                12,874
                                               --------------
                                                      125,841
                                               --------------
             BANKS -- 6.4%
          82 1st Source Corp.                           4,254
         116 Allegiance Bancshares, Inc. (a)            4,362
         139 Ameris Bancorp                             5,913
         277 Associated Banc-Corp.                      6,105
         150 Atlantic Union Bankshares Corp.            5,632
         132 Banc of California, Inc.                   2,268
          34 BancFirst Corp.                            2,123
          63 BancorpSouth Bank                          1,979
         960 Bank of America Corp.                     33,811
          43 Bank of Hawaii Corp.                       4,092
         616 Bank OZK                                  18,791
         111 BankUnited, Inc.                           4,058
          33 Banner Corp.                               1,867
          64 Berkshire Hills Bancorp, Inc.              2,104
         159 BOK Financial Corp.                       13,897
         321 Boston Private Financial
                Holdings, Inc.                          3,862
         127 Brookline Bancorp, Inc.                    2,090
         313 Byline Bancorp, Inc.                       6,125
          43 Camden National Corp.                      1,981
         105 Carolina Financial Corp.                   4,539
         107 Cathay General Bancorp                     4,071
          67 CBTX, Inc.                                 2,085
          66 Central Pacific Financial Corp.            1,952
         371 CIT Group, Inc.                           16,929
         608 Citigroup, Inc.                           48,573
       1,583 Citizens Financial Group, Inc.            64,286
          24 City Holding Co.                           1,967
          51 Columbia Banking System, Inc.              2,075
         255 Comerica, Inc.                            18,296
          72 Commerce Bancshares, Inc.                  4,892
          88 Community Trust Bancorp, Inc.              4,104
         168 ConnectOne Bancorp, Inc.                   4,321
          95 Cullen/Frost Bankers, Inc.                 9,289
         270 Customers Bancorp, Inc. (a)                6,429
         379 East West Bancorp, Inc.                   18,457
       1,458 F.N.B. Corp.                              18,517
       1,534 Fifth Third Bancorp                       47,155
          52 First Bancorp                              2,075
          74 First Busey Corp.                          2,035
          27 First Citizens BancShares, Inc.,
                Class A                                14,370


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
         141 First Commonwealth Financial
                Corp.                          $        2,046
         153 First Financial Bancorp.                   3,892
         378 First Financial Bankshares, Inc.          13,268
         611 First Foundation, Inc.                    10,631
          70 First Hawaiian, Inc.                       2,019
       1,038 First Horizon National Corp.              17,189
          46 First Interstate BancSystem,
                Inc., Class A                           1,928
          50 First Merchants Corp.                      2,079
         288 First Midwest Bancorp, Inc.                6,641
         231 Fulton Financial Corp.                     4,026
          46 Glacier Bancorp., Inc.                     2,116
          66 Great Southern Bancorp, Inc.               4,179
         113 Great Western Bancorp, Inc.                3,926
         146 Hancock Whitney Corp.                      6,406
         125 Heartland Financial USA, Inc.              6,218
          69 Heritage Financial Corp.                   1,953
          78 Hilltop Holdings, Inc.                     1,945
         298 Home BancShares, Inc.                      5,859
         391 Hope Bancorp, Inc.                         5,810
         108 Horizon Bancorp, Inc.                      2,052
       2,943 Huntington Bancshares, Inc.               44,380
         222 IBERIABANK Corp.                          16,612
          97 International Bancshares Corp.             4,178
         238 JPMorgan Chase & Co.                      33,177
       1,570 KeyCorp                                   31,777
         242 Lakeland Bancorp, Inc.                     4,206
         177 M&T Bank Corp.                            30,046
         215 Midland States Bancorp, Inc.               6,226
          55 National Bank Holdings Corp.,
                Class A                                 1,937
          51 NBT Bancorp, Inc.                          2,069
         112 Nicolet Bankshares, Inc. (a)               8,271
         217 Old National Bancorp                       3,969
         111 Origin Bancorp, Inc.                       4,200
         120 Pacific Premier Bancorp, Inc.              3,913
         462 PacWest Bancorp                           17,681
         806 People's United Financial, Inc.           13,621
         117 Peoples Bancorp, Inc.                      4,055
         222 Pinnacle Financial Partners, Inc.         14,208
         200 PNC Financial Services Group
                (The), Inc.                            31,926
         311 Popular, Inc.                             18,271
          36 Preferred Bank                             2,163
         119 Prosperity Bancshares, Inc.                8,555
       2,655 Regions Financial Corp.                   45,560
         107 Renasant Corp.                             3,790
          51 S&T Bancorp, Inc.                          2,055
         166 Sandy Spring Bancorp, Inc.                 6,288
         106 Signature Bank                            14,481
         225 Simmons First National Corp.,
                Class A                                 6,028
          50 South State Corp.                          4,338
         419 Sterling Bancorp                           8,833
         102 Stock Yards Bancorp, Inc.                  4,188


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
          60 SVB Financial Group (a)           $       15,062
         352 Synovus Financial Corp.                   13,798
         102 Texas Capital Bancshares,
                Inc. (a)                                5,791
          23 Tompkins Financial Corp.                   2,105
          67 TowneBank                                  1,864
         103 TriCo Bancshares                           4,203
          89 TriState Capital Holdings,
                Inc. (a)                                2,325
          59 Triumph Bancorp, Inc. (a)                  2,243
         262 Truist Financial Corp.                    14,756
          55 Trustmark Corp.                            1,898
          29 UMB Financial Corp.                        1,991
       1,021 Umpqua Holdings Corp.                     18,072
         222 United Bankshares, Inc.                    8,583
         198 United Community Banks, Inc.               6,114
         146 Univest Financial Corp.                    3,910
       1,160 Valley National Bancorp                   13,282
         269 Webster Financial Corp.                   14,354
         833 Wells Fargo & Co.                         44,815
         100 WesBanco, Inc.                             3,779
         273 Western Alliance Bancorp                  15,561
         260 Wintrust Financial Corp.                  18,434
         377 Zions Bancorp N.A.                        19,574
                                               --------------
                                                    1,159,430
                                               --------------
             BEVERAGES -- 0.4%
          15 Boston Beer (The) Co., Inc.,
                Class A (a)                             5,668
         223 Brown-Forman Corp., Class B               15,075
          25 Coca-Cola Consolidated, Inc.               7,101
         365 Molson Coors Brewing Co.,
                Class B                                19,674
          42 National Beverage Corp. (a) (b)            2,143
         102 PepsiCo, Inc.                             13,940
                                               --------------
                                                       63,601
                                               --------------
             BIOTECHNOLOGY -- 1.5%
         259 ACADIA Pharmaceuticals, Inc. (a)          11,080
          41 Arena Pharmaceuticals, Inc. (a)            1,862
         331 Arrowhead Pharmaceuticals,
                Inc. (a)                               20,995
         301 Biogen, Inc. (a)                          89,316
         657 Cytokinetics, Inc. (a)                     6,971
          33 Eagle Pharmaceuticals, Inc. (a)            1,983
         663 Gilead Sciences, Inc.                     43,082
          70 Ionis Pharmaceuticals, Inc. (a)            4,229
          94 Ligand Pharmaceuticals, Inc. (a)           9,803
          75 Medicines (The) Co. (a)                    6,370
         171 Natera, Inc. (a)                           5,761
          47 Neurocrine Biosciences, Inc. (a)           5,052
         363 Radius Health, Inc. (a)                    7,318
         492 Seattle Genetics, Inc. (a)                56,216
                                               --------------
                                                      270,038
                                               --------------
             BUILDING PRODUCTS -- 1.2%
         176 A.O. Smith Corp.                           8,385
         174 Advanced Drainage Systems, Inc.            6,758
          81 Allegion PLC                              10,088
          63 American Woodmark Corp. (a)                6,584
          48 Apogee Enterprises, Inc.                   1,560


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BUILDING PRODUCTS (CONTINUED)
         130 Armstrong World Industries, Inc.  $       12,216
         272 Builders FirstSource, Inc. (a)             6,911
          68 Continental Building Products,
                Inc. (a)                                2,477
       1,235 Cornerstone Building Brands,
                Inc. (a)                               10,510
         108 CSW Industrials, Inc.                      8,316
         154 Fortune Brands Home & Security,
                Inc.                                   10,062
         194 JELD-WEN Holding, Inc. (a)                 4,542
         957 Johnson Controls International
                PLC                                    38,959
         403 Masco Corp.                               19,340
         332 Owens Corning                             21,620
         218 Patrick Industries, Inc.                  11,430
         216 PGT Innovations, Inc. (a)                  3,221
         651 Resideo Technologies, Inc. (a)             7,766
          81 Simpson Manufacturing Co., Inc.            6,499
         185 Trex Co., Inc. (a)                        16,628
         140 Universal Forest Products, Inc.            6,678
                                               --------------
                                                      220,550
                                               --------------
             CAPITAL MARKETS -- 3.5%
          70 Ares Management Corp., Class A             2,498
         395 B. Riley Financial, Inc.                   9,946
         929 Bank of New York Mellon (The)
                Corp.                                  46,757
         679 BGC Partners, Inc., Class A                4,033
         110 Cboe Global Markets, Inc.                 13,200
         199 CME Group, Inc.                           39,943
         102 Cohen & Steers, Inc.                       6,402
         288 E*TRADE Financial Corp.                   13,067
         280 Eaton Vance Corp.                         13,073
         230 Federated Investors, Inc.,
                Class B                                 7,496
       2,425 Franklin Resources, Inc.                  63,002
         203 Goldman Sachs Group (The), Inc.           46,676
          83 Houlihan Lokey, Inc.                       4,056
         303 Intercontinental Exchange, Inc.           28,043
          45 INTL. FCStone, Inc. (a)                    2,197
         992 Invesco Ltd.                              17,836
         360 Lazard Ltd., Class A                      14,386
         256 LPL Financial Holdings, Inc.              23,616
          85 MarketAxess Holdings, Inc.                32,224
         984 Morgan Stanley                            50,302
          57 Morningstar, Inc.                          8,625
       1,803 Oaktree Specialty Lending Corp.            9,844
          49 Piper Sandler Cos.                         3,917
         153 Raymond James Financial, Inc.             13,687
         142 SEI Investments Co.                        9,298
         710 State Street Corp.                        56,161
         293 Stifel Financial Corp.                    17,770
         490 T. Rowe Price Group, Inc.                 59,702
         259 TCG BDC, Inc.                              3,465
          51 Virtus Investment Partners, Inc.           6,208
         544 Waddell & Reed Financial, Inc.,
                Class A                                 9,096
                                               --------------
                                                      636,526
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS -- 2.8%
         290 AdvanSix, Inc. (a)                $        5,788
         302 Albemarle Corp.                           22,058
         109 Ashland Global Holdings, Inc.              8,342
         279 Axalta Coating Systems Ltd. (a)            8,482
         165 Cabot Corp.                                7,841
         458 Celanese Corp.                            56,389
         171 CF Industries Holdings, Inc.               8,164
         500 Chemours (The) Co.                         9,045
         393 DuPont de Nemours, Inc.                   25,231
         284 Eastman Chemical Co.                      22,510
         157 Ferro Corp. (a)                            2,328
         192 FMC Corp.                                 19,165
         194 GCP Applied Technologies,
                Inc. (a)                                4,406
         120 H.B. Fuller Co.                            6,188
         723 Huntsman Corp.                            17,468
         173 Innophos Holdings, Inc.                    5,533
          21 Innospec, Inc.                             2,172
         289 Kraton Corp. (a)                           7,317
         604 Kronos Worldwide, Inc.                     8,094
       1,396 Livent Corp. (a)                          11,936
         782 LyondellBasell Industries N.V.,
                Class A                                73,883
         141 Minerals Technologies, Inc.                8,126
       1,025 Mosaic (The) Co.                          22,181
          18 NewMarket Corp.                            8,757
         499 Olin Corp.                                 8,608
          57 PolyOne Corp.                              2,097
         117 PQ Group Holdings, Inc. (a)                2,010
         206 Scotts Miracle-Gro (The) Co.              21,873
         102 Sherwin-Williams (The) Co.                59,521
          38 Stepan Co.                                 3,893
         191 Tredegar Corp.                             4,269
         130 Trinseo S.A.                               4,837
         191 Valvoline, Inc.                            4,089
         320 Westlake Chemical Corp.                   22,448
                                               --------------
                                                      505,049
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.7%
          51 ABM Industries, Inc.                       1,923
         946 ACCO Brands Corp.                          8,855
       2,900 ADT, Inc. (b)                             22,997
         106 Brady Corp., Class A                       6,070
         203 Brink's (The) Co.                         18,408
         130 Casella Waste Systems, Inc.,
                Class A (a)                             5,984
          71 Cimpress PLC (a)                           8,930
         261 Cintas Corp.                              70,230
          54 Clean Harbors, Inc. (a)                    4,630
         697 Copart, Inc. (a)                          63,385
         108 Covanta Holding Corp.                      1,603
          76 Deluxe Corp.                               3,794
          41 Herman Miller, Inc.                        1,708
         105 HNI Corp.                                  3,933
         259 Interface, Inc.                            4,297
         228 KAR Auction Services, Inc.                 4,968
         194 Kimball International, Inc.,
                Class B                                 4,010


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
         147 Knoll, Inc.                       $        3,713
         158 Matthews International Corp.,
                Class A                                 6,031
         107 McGrath RentCorp                           8,190
          38 MSA Safety, Inc.                           4,802
         409 Pitney Bowes, Inc.                         1,648
          50 SP Plus Corp. (a)                          2,121
         305 Steelcase, Inc., Class A                   6,240
         242 Tetra Tech, Inc.                          20,851
          19 UniFirst Corp.                             3,838
          88 US Ecology, Inc.                           5,096
         111 Viad Corp.                                 7,492
                                               --------------
                                                      305,747
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
         321 Ciena Corp. (a)                           13,703
          57 Comtech Telecommunications
                Corp.                                   2,023
         141 EchoStar Corp., Class A (a)                6,107
         770 Extreme Networks, Inc. (a)                 5,675
          60 F5 Networks, Inc. (a)                      8,379
         679 Juniper Networks, Inc.                    16,724
         246 Motorola Solutions, Inc.                  39,640
         640 Ribbon Communications, Inc. (a)            1,984
         167 ViaSat, Inc. (a)                          12,224
         667 Viavi Solutions, Inc. (a)                 10,005
                                               --------------
                                                      116,464
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.8%
         447 AECOM (a)                                 19,279
         349 Ameresco, Inc., Class A (a)                6,108
         273 Arcosa, Inc.                              12,162
         599 Construction Partners, Inc.,
                Class A (a)                            10,105
         110 Dycom Industries, Inc. (a)                 5,187
         195 EMCOR Group, Inc.                         16,829
         894 Great Lakes Dredge & Dock
                Corp. (a)                              10,129
         323 MasTec, Inc. (a)                          20,724
         381 Primoris Services Corp.                    8,473
         444 Quanta Services, Inc.                     18,075
          40 Valmont Industries, Inc.                   5,991
         480 WillScot Corp. (a)                         8,875
                                               --------------
                                                      141,937
                                               --------------
             CONSTRUCTION MATERIALS -- 0.8%
         255 Martin Marietta Materials, Inc.           71,308
         169 US Concrete, Inc. (a)                      7,041
         463 Vulcan Materials Co.                      66,667
                                               --------------
                                                      145,016
                                               --------------
             CONSUMER FINANCE -- 1.7%
       1,689 Ally Financial, Inc.                      51,616
         615 Capital One Financial Corp.               63,290


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSUMER FINANCE (CONTINUED)
           9 Credit Acceptance Corp. (a)       $        3,981
         345 Discover Financial Services               29,263
         280 Encore Capital Group, Inc. (a)             9,901
         360 Enova International, Inc. (a)              8,662
          46 FirstCash, Inc.                            3,709
         296 Green Dot Corp., Class A (a)               6,897
         584 Navient Corp.                              7,989
         147 Nelnet, Inc., Class A                      8,561
         572 OneMain Holdings, Inc.                    24,110
         659 Santander Consumer USA
                Holdings, Inc.                         15,401
       1,905 SLM Corp.                                 16,973
       1,643 Synchrony Financial                       59,164
                                               --------------
                                                      309,517
                                               --------------
             CONTAINERS & PACKAGING -- 1.4%
          35 AptarGroup, Inc.                           4,047
          37 Avery Dennison Corp.                       4,840
         769 Ball Corp.                                49,731
         318 Crown Holdings, Inc. (a)                  23,068
       1,140 Graphic Packaging Holding Co.             18,981
         148 Greif, Inc., Class A                       6,542
       1,339 International Paper Co.                   61,661
         727 O-I Glass, Inc.                            8,673
         198 Packaging Corp. of America                22,174
         101 Sealed Air Corp.                           4,023
         124 Silgan Holdings, Inc.                      3,854
         216 Sonoco Products Co.                       13,331
         576 WestRock Co.                              24,716
                                               --------------
                                                      245,641
                                               --------------
             DISTRIBUTORS -- 0.2%
         267 LKQ Corp. (a)                              9,532
          83 Pool Corp.                                17,627
                                               --------------
                                                       27,159
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.3%
         147 Adtalem Global Education,
                Inc. (a)                                5,141
          83 Bright Horizons Family Solutions,
                Inc. (a)                               12,474
          14 Graham Holdings Co., Class B               8,946
         534 H&R Block, Inc.                           12,538
         701 Houghton Mifflin Harcourt Co. (a)          4,381
          71 K12, Inc. (a)                              1,445
         225 Laureate Education, Inc.,
                Class A (a)                             3,962
         176 Service Corp. International                8,101
          99 WW International, Inc. (a)                 3,783
                                               --------------
                                                       60,771
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
         759 AXA Equitable Holdings, Inc.              18,808
         135 Berkshire Hathaway, Inc.,
                Class B (a)                            30,578
         136 Cannae Holdings, Inc. (a)                  5,058
         468 FGL Holdings                               4,984


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED FINANCIAL SERVICES
                (CONTINUED)
         914 Jefferies Financial Group, Inc.   $       19,532
         231 Voya Financial, Inc.                      14,086
                                               --------------
                                                       93,046
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       1,480 AT&T, Inc.                                57,838
          64 ATN International, Inc.                    3,545
         203 GCI Liberty, Inc., Class A (a)            14,382
         464 Verizon Communications, Inc.              28,490
         165 Vonage Holdings Corp. (a)                  1,223
                                               --------------
                                                      105,478
                                               --------------
             ELECTRIC UTILITIES -- 1.9%
         144 ALLETE, Inc.                              11,689
         234 Alliant Energy Corp.                      12,804
         149 American Electric Power Co., Inc.         14,082
         292 Duke Energy Corp.                         26,633
         119 Entergy Corp.                             14,256
         210 Evergy, Inc.                              13,669
         869 Exelon Corp.                              39,618
         184 Hawaiian Electric Industries,
                Inc.                                    8,622
          75 IDACORP, Inc.                              8,010
          70 MGE Energy, Inc.                           5,517
         120 NextEra Energy, Inc.                      29,059
         185 OGE Energy Corp.                           8,227
          69 Otter Tail Corp.                           3,539
         130 Pinnacle West Capital Corp.               11,691
         242 PNM Resources, Inc.                       12,272
         224 Portland General Electric Co.             12,497
       1,778 PPL Corp.                                 63,795
         680 Southern (The) Co.                        43,316
                                               --------------
                                                      339,296
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
         125 Acuity Brands, Inc.                       17,250
         307 Atkore International Group,
                Inc. (a)                               12,421
         129 AZZ, Inc.                                  5,928
         505 Eaton Corp. PLC                           47,834
         209 Emerson Electric Co.                      15,938
         133 Encore Wire Corp.                          7,634
          57 EnerSys                                    4,265
         268 Generac Holdings, Inc. (a)                26,958
         292 GrafTech International Ltd.                3,393
          64 Hubbell, Inc.                              9,461
       3,551 Plug Power, Inc. (a) (b)                  11,221
         128 Regal Beloit Corp.                        10,958
         447 Sunrun, Inc. (a)                           6,173
         571 Vivint Solar, Inc. (a) (b)                 4,146
                                               --------------
                                                      183,580
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.7%
         108 Anixter International, Inc. (a)            9,947
         614 AVX Corp.                                 12,568
         140 Belden, Inc.                               7,700
         257 Benchmark Electronics, Inc.                8,830


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
         568 CDW Corp.                         $       81,133
         173 CTS Corp.                                  5,192
         130 Dolby Laboratories, Inc.,
                Class A                                 8,944
          49 ePlus, Inc. (a)                            4,130
         143 Fabrinet (a)                               9,272
         160 FLIR Systems, Inc.                         8,331
         101 Insight Enterprises, Inc. (a)              7,099
         126 Itron, Inc. (a)                           10,578
         352 Jabil, Inc.                               14,548
         514 KEMET Corp.                               13,904
         576 Keysight Technologies, Inc. (a)           59,115
          92 Knowles Corp. (a)                          1,946
          47 Littelfuse, Inc.                           8,991
         222 Methode Electronics, Inc.                  8,736
          34 MTS Systems Corp.                          1,633
         100 National Instruments Corp.                 4,234
          55 OSI Systems, Inc. (a)                      5,541
         144 PC Connection, Inc.                        7,151
          90 Plexus Corp. (a)                           6,924
         174 Sanmina Corp. (a)                          5,958
         305 ScanSource, Inc. (a)                      11,270
         186 SYNNEX Corp.                              23,957
         751 TE Connectivity Ltd.                      71,976
         201 Tech Data Corp. (a)                       28,864
         766 TTM Technologies, Inc. (a)                11,528
         552 Vishay Intertechnology, Inc.              11,752
          41 Zebra Technologies Corp.,
                Class A (a)                            10,473
                                               --------------
                                                      482,225
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.3%
         207 Apergy Corp. (a)                           6,992
          42 DMC Global, Inc.                           1,888
       3,713 Halliburton Co.                           90,857
         927 Helix Energy Solutions Group,
                Inc. (a)                                8,927
         314 Helmerich & Payne, Inc.                   14,265
       2,997 Nabors Industries Ltd.                     8,631
         735 Newpark Resources, Inc. (a)                4,608
         281 Oil States International,
                Inc. (a)                                4,583
         655 Patterson-UTI Energy, Inc.                 6,878
       1,665 RPC, Inc. (b)                              8,725
       1,639 Schlumberger Ltd.                         65,888
         119 SEACOR Holdings, Inc. (a)                  5,135
                                               --------------
                                                      227,377
                                               --------------
             ENTERTAINMENT -- 1.3%
         265 Activision Blizzard, Inc.                 15,746
         698 AMC Entertainment Holdings,
                Inc., Class A (b)                       5,054
         326 Cinemark Holdings, Inc.                   11,035
         572 Electronic Arts, Inc. (a)                 61,496
         673 Liberty Media Corp.-Liberty
                Formula One, Class C (a)               30,935
         211 Live Nation Entertainment,
                Inc. (a)                               15,080
         101 Marcus (The) Corp.                         3,209


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT (CONTINUED)
         206 Roku, Inc. (a)                    $       27,583
         447 Take-Two Interactive Software,
                Inc. (a)                               54,726
       1,444 Zynga, Inc., Class A (a)                   8,837
                                               --------------
                                                      233,701
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.6%
          26 Agree Realty Corp.                         1,824
         175 American Campus Communities,
                Inc.                                    8,230
         487 American Homes 4 Rent, Class A            12,764
         127 American Tower Corp.                      29,187
         340 Americold Realty Trust                    11,920
          81 Apartment Investment &
                Management Co., Class A                 4,184
         451 Apple Hospitality REIT, Inc.               7,329
         829 Brixmor Property Group, Inc.              17,915
         183 Brookfield Property REIT, Inc.,
                Class A                                 3,375
          76 Camden Property Trust                      8,064
         309 Chatham Lodging Trust                      5,667
         931 Colony Capital, Inc.                       4,422
         168 Community Healthcare Trust, Inc.           7,201
         432 CoreCivic, Inc.                            7,508
          79 CorEnergy Infrastructure Trust,
                Inc.                                    3,532
          69 CoreSite Realty Corp.                      7,736
         101 Crown Castle International Corp.          14,357
         241 CubeSmart                                  7,587
         212 CyrusOne, Inc.                            13,871
         547 DiamondRock Hospitality Co.                6,061
         108 Digital Realty Trust, Inc.                12,932
         196 Douglas Emmett, Inc.                       8,604
         371 Duke Realty Corp.                         12,863
         351 Easterly Government Properties,
                Inc.                                    8,329
         101 EastGroup Properties, Inc.                13,400
          55 EPR Properties                             3,885
          73 Equinix, Inc.                             42,610
         613 Equity Commonwealth                       20,125
         188 Equity LifeStyle Properties, Inc.         13,233
         162 Equity Residential                        13,109
         326 Essential Properties Realty
                Trust, Inc.                             8,088
         240 Extra Space Storage, Inc.                 25,349
         318 First Industrial Realty Trust,
                Inc.                                   13,200
         442 Franklin Street Properties Corp.           3,784
         110 Gaming and Leisure Properties,
                Inc.                                    4,736
         323 GEO Group (The), Inc.                      5,365
         159 Gladstone Commercial Corp.                 3,476
          64 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.            2,060
         125 Healthcare Realty Trust, Inc.              4,171
         143 Healthcare Trust of America, Inc.,
                Class A                                 4,330


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE
                INVESTMENT TRUSTS (CONTINUED)
       4,048 Host Hotels & Resorts, Inc.       $       75,090
         653 Independence Realty Trust, Inc.            9,194
          40 Innovative Industrial Properties,
                Inc. (b)                                3,035
       2,364 Invitation Homes, Inc.                    70,849
         130 Iron Mountain, Inc.                        4,143
         716 iStar, Inc.                               10,389
          54 Kilroy Realty Corp.                        4,531
         604 Kimco Realty Corp.                        12,509
         116 Kite Realty Group Trust                    2,266
          51 Lamar Advertising Co., Class A             4,552
         182 Lexington Realty Trust                     1,933
          82 Liberty Property Trust                     4,924
          80 Life Storage, Inc.                         8,662
          36 LTC Properties, Inc.                       1,612
         266 Macerich (The) Co.                         7,161
         215 Medical Properties Trust, Inc.             4,539
          74 National Retail Properties, Inc.           3,968
         112 National Storage Affiliates Trust          3,765
         120 NexPoint Residential Trust, Inc.           5,400
         201 Omega Healthcare Investors, Inc.           8,512
         756 Outfront Media, Inc.                      20,276
         673 Park Hotels & Resorts, Inc.               17,411
         151 Pebblebrook Hotel Trust                    4,048
          45 PotlatchDeltic Corp.                       1,947
         517 Preferred Apartment Communities,
                Inc., Class A                           6,886
          69 PS Business Parks, Inc.                   11,376
          36 QTS Realty Trust, Inc., Class A            1,954
          60 Regency Centers Corp.                      3,785
         382 Rexford Industrial Realty, Inc.           17,446
         440 RLJ Lodging Trust                          7,797
         138 RPT Realty                                 2,076
          51 Ryman Hospitality Properties,
                Inc.                                    4,420
         366 Sabra Health Care REIT, Inc.               7,810
         184 Safehold, Inc.                             7,415
         174 SBA Communications Corp.                  41,932
         404 Senior Housing Properties
                Trust (a)                               3,410
         815 Service Properties Trust                  19,829
         124 SITE Centers Corp.                         1,739
         103 SL Green Realty Corp.                      9,464
         175 Spirit Realty Capital, Inc.                8,607
         449 STORE Capital Corp.                       16,721
         805 Summit Hotel Properties, Inc.              9,934
         113 Sun Communities, Inc.                     16,961
         680 Sunstone Hotel Investors, Inc.             9,466
         121 Tanger Factory Outlet Centers,
                Inc. (b)                                1,782
          73 Terreno Realty Corp.                       3,952
          54 Universal Health Realty Income
                Trust                                   6,337
          79 Urstadt Biddle Properties, Inc.,
                Class A                                 1,962
       1,289 VEREIT, Inc.                              11,910
         186 VICI Properties, Inc.                      4,752
         330 Vornado Realty Trust                      21,945


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE
                INVESTMENT TRUSTS (CONTINUED)
       1,805 Washington Prime Group, Inc. (b)  $        6,570
         463 Welltower, Inc.                           37,864
         354 Xenia Hotels & Resorts, Inc.               7,650
                                               --------------
                                                    1,010,851
                                               --------------
             FOOD & STAPLES RETAILING -- 1.1%
         416 Andersons (The), Inc.                     10,517
          72 BJ's Wholesale Club Holdings,
                Inc. (a)                                1,637
          52 Casey's General Stores, Inc.               8,267
         231 Chefs' Warehouse (The), Inc. (a)           8,803
         240 Ingles Markets, Inc., Class A             11,402
       2,172 Kroger (The) Co.                          62,966
          91 Performance Food Group Co. (a)             4,685
         193 Sprouts Farmers Market, Inc. (a)           3,735
         307 US Foods Holding Corp. (a)                12,860
       1,012 Walgreens Boots Alliance, Inc.            59,668
         245 Weis Markets, Inc.                         9,920
                                               --------------
                                                      194,460
                                               --------------
             FOOD PRODUCTS -- 1.7%
       1,023 Archer-Daniels-Midland Co.                47,416
         494 B&G Foods, Inc. (b)                        8,857
         297 Bunge Ltd.                                17,092
         457 Conagra Brands, Inc.                      15,648
         293 Darling Ingredients, Inc. (a)              8,227
         363 Flowers Foods, Inc.                        7,892
          55 Fresh Del Monte Produce, Inc.              1,924
         150 Freshpet, Inc. (a)                         8,863
         361 Hershey (The) Co.                         53,060
         267 Hostess Brands, Inc. (a)                   3,882
         257 Ingredion, Inc.                           23,888
          39 J&J Snack Foods Corp.                      7,187
         127 J.M. Smucker (The) Co.                    13,225
         173 Lamb Weston Holdings, Inc.                14,883
          30 Lancaster Colony Corp.                     4,803
         131 Pilgrim's Pride Corp. (a)                  4,286
          40 Post Holdings, Inc. (a)                    4,364
         258 Simply Good Foods (The) Co. (a)            7,363
          34 TreeHouse Foods, Inc. (a)                  1,649
         650 Tyson Foods, Inc., Class A                59,176
                                               --------------
                                                      313,685
                                               --------------
             GAS UTILITIES -- 0.3%
          39 Chesapeake Utilities Corp.                 3,737
         448 National Fuel Gas Co.                     20,850
          93 New Jersey Resources Corp.                 4,145
          26 Northwest Natural Holding Co.              1,917
          87 ONE Gas, Inc.                              8,141
         138 Southwest Gas Holdings, Inc.              10,484
          96 Spire, Inc.                                7,998
          84 UGI Corp.                                  3,793
                                               --------------
                                                       61,065
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.4%
         507 AngioDynamics, Inc. (a)           $        8,117
         118 Cardiovascular Systems, Inc. (a)           5,734
          78 CONMED Corp.                               8,723
          94 DexCom, Inc. (a)                          20,562
         191 Edwards Lifesciences Corp. (a)            44,558
          73 Globus Medical, Inc., Class A (a)          4,298
         100 Haemonetics Corp. (a)                     11,490
          40 Hill-Rom Holdings, Inc.                    4,541
         127 Insulet Corp. (a)                         21,742
         140 Integra LifeSciences Holdings
                Corp. (a)                               8,159
          75 Lantheus Holdings, Inc. (a)                1,538
          55 LeMaitre Vascular, Inc.                    1,977
          28 Masimo Corp. (a)                           4,426
          87 Nevro Corp. (a)                           10,226
         281 Novocure Ltd. (a)                         23,680
          59 NuVasive, Inc. (a)                         4,563
         311 ResMed, Inc.                              48,196
          71 Tandem Diabetes Care, Inc. (a)             4,232
         118 West Pharmaceutical Services,
                Inc.                                   17,739
                                               --------------
                                                      254,501
                                               --------------
             HEALTH CARE PROVIDERS &
                SERVICES -- 3.4%
          94 Addus HomeCare Corp. (a)                   9,139
         128 Amedisys, Inc. (a)                        21,366
         130 AMN Healthcare Services, Inc. (a)          8,100
         117 Anthem, Inc.                              35,338
         493 Brookdale Senior Living, Inc. (a)          3,584
         297 Cardinal Health, Inc.                     15,022
       1,294 Centene Corp. (a)                         81,354
          50 Chemed Corp.                              21,963
         277 Cigna Corp.                               56,644
          49 CorVel Corp. (a)                           4,281
         785 Covetrus, Inc. (a)                        10,362
         666 CVS Health Corp.                          49,477
          74 DaVita, Inc. (a)                           5,552
         133 Encompass Health Corp.                     9,213
          39 Ensign Group (The), Inc.                   1,769
         275 Hanger, Inc. (a)                           7,593
         132 Henry Schein, Inc. (a)                     8,807
         164 Humana, Inc.                              60,109
         250 Laboratory Corp. of America
                Holdings (a)                           42,292
         111 LHC Group, Inc. (a)                       15,291
          30 Magellan Health, Inc. (a)                  2,348
         153 Molina Healthcare, Inc. (a)               20,761
          68 National HealthCare Corp.                  5,877
          65 National Research Corp.                    4,286
       1,751 Option Care Health, Inc. (a)               6,531
         419 Patterson Cos., Inc.                       8,581
         131 Quest Diagnostics, Inc.                   13,989
         209 R1 RCM, Inc. (a)                           2,713
         520 RadNet, Inc. (a)                          10,556
         113 Select Medical Holdings Corp. (a)          2,637
         449 Tivity Health, Inc. (a)                    9,135


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS &
                SERVICES (CONTINUED)
          64 UnitedHealth Group, Inc.          $       18,815
         282 Universal Health Services, Inc.,
                Class B                                40,456
          43 US Physical Therapy, Inc.                  4,917
                                               --------------
                                                      618,858
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.3%
         108 HMS Holdings Corp. (a)                     3,197
         570 Inovalon Holdings, Inc.,
                Class A (a)                            10,728
          92 Inspire Medical Systems, Inc. (a)          6,827
          34 Tabula Rasa HealthCare,
                Inc. (a) (b)                            1,655
         124 Teladoc Health, Inc. (a)                  10,381
          92 Veeva Systems, Inc., Class A (a)          12,941
                                               --------------
                                                       45,729
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.8%
         193 Aramark                                    8,376
         144 BJ's Restaurants, Inc.                     5,466
          99 Bloomin' Brands, Inc.                      2,185
          87 Brinker International, Inc.                3,654
       1,601 Carnival Corp.                            81,379
          90 Cheesecake Factory (The), Inc.             3,497
          83 Chipotle Mexican Grill, Inc. (a)          69,480
          94 Choice Hotels International, Inc.          9,722
         170 Churchill Downs, Inc.                     23,324
          77 Cracker Barrel Old Country Store,
                Inc.                                   11,838
         118 Darden Restaurants, Inc.                  12,863
         410 Denny's Corp. (a)                          8,151
         106 Dunkin' Brands Group, Inc.                 8,007
         175 Hilton Grand Vacations, Inc. (a)           6,018
          25 Hyatt Hotels Corp., Class A                2,243
          41 Jack in the Box, Inc.                      3,199
         223 Lindblad Expeditions Holdings,
                Inc. (a)                                3,646
         505 MGM Resorts International                 16,801
         406 Norwegian Cruise Line Holdings
                Ltd. (a)                               23,715
         716 Playa Hotels & Resorts N.V. (a)            6,014
         517 Royal Caribbean Cruises Ltd.              69,025
          92 Scientific Games Corp. (a)                 2,464
          95 Shake Shack, Inc., Class A (a)             5,659
         792 Starbucks Corp.                           69,633
         160 Texas Roadhouse, Inc.                      9,011
         327 Twin River Worldwide Holdings,
                Inc.                                    8,388
          18 Vail Resorts, Inc.                         4,317
         841 Wendy's (The) Co.                         18,679
          43 Wingstop, Inc.                             3,708
          91 Wyndham Destinations, Inc.                 4,704
         162 Wyndham Hotels & Resorts, Inc.            10,175
                                               --------------
                                                      515,341
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD DURABLES -- 2.1%
         244 Century Communities, Inc. (a)     $        6,673
       1,062 D.R. Horton, Inc.                         56,021
         133 Helen of Troy Ltd. (a)                    23,912
         163 Installed Building Products,
                Inc. (a)                               11,226
         220 KB Home                                    7,539
          56 La-Z-Boy, Inc.                             1,763
         205 Leggett & Platt, Inc.                     10,420
       1,253 Lennar Corp., Class A                     69,905
         112 LGI Homes, Inc. (a)                        7,913
         217 M.D.C. Holdings, Inc.                      8,281
         248 M/I Homes, Inc. (a)                        9,759
          80 Meritage Homes Corp. (a)                   4,889
         169 Mohawk Industries, Inc. (a)               23,048
           6 NVR, Inc. (a)                             22,850
         575 PulteGroup, Inc.                          22,310
         186 Skyline Champion Corp. (a)                 5,896
         288 Taylor Morrison Home Corp. (a)             6,296
         272 Tempur Sealy International,
                Inc. (a)                               23,680
         512 Toll Brothers, Inc.                       20,229
          97 TopBuild Corp. (a)                         9,999
         621 TRI Pointe Group, Inc. (a)                 9,675
         235 Tupperware Brands Corp.                    2,016
         106 Whirlpool Corp.                           15,638
         367 William Lyon Homes, Class A (a)            7,333
                                               --------------
                                                      387,271
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.2%
         202 Central Garden & Pet Co.,
                Class A (a)                             5,931
          43 Energizer Holdings, Inc.                   2,159
         197 Kimberly-Clark Corp.                      27,097
          20 WD-40 Co.                                  3,883
                                               --------------
                                                       39,070
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.3%
         257 AES Corp.                                  5,114
         212 NRG Energy, Inc.                           8,427
         101 Ormat Technologies, Inc.                   7,526
         347 Pattern Energy Group, Inc.,
                Class A                                 9,284
         512 TerraForm Power, Inc., Class A             7,880
         629 Vistra Energy Corp.                       14,461
                                               --------------
                                                       52,692
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
          87 Carlisle Cos., Inc.                       14,080
                                               --------------
             INSURANCE -- 4.1%
         268 Aflac, Inc.                               14,177
         258 Allstate (The) Corp.                      29,012
         154 American Equity Investment Life
                Holding Co.                             4,609
          78 American Financial Group, Inc.             8,553
         503 American International Group,
                Inc.                                   25,819
          60 American National Insurance Co.            7,061
       1,667 Arch Capital Group Ltd. (a)               71,498
         156 Arthur J. Gallagher & Co.                 14,856
          33 Assurant, Inc.                             4,326
         472 Assured Guaranty Ltd.                     23,137


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
         499 Athene Holding Ltd., Class A (a)  $       23,468
          63 Axis Capital Holdings Ltd.                 3,745
         415 Brighthouse Financial, Inc. (a)           16,280
         466 Brown & Brown, Inc.                       18,398
         120 Cincinnati Financial Corp.                12,618
          56 eHealth, Inc. (a)                          5,380
         171 Employers Holdings, Inc.                   7,139
          49 Enstar Group Ltd. (a)                     10,136
          45 Erie Indemnity Co., Class A                7,470
          16 Everest Re Group Ltd.                      4,429
          31 FBL Financial Group, Inc.,
                Class A                                 1,827
         378 Fidelity National Financial, Inc.         17,142
         285 First American Financial Corp.            16,621
          88 Globe Life, Inc.                           9,262
         151 Goosehead Insurance, Inc.,
                Class A                                 6,402
          31 Hanover Insurance Group (The),
                Inc.                                    4,237
         462 Hartford Financial Services Group
                (The), Inc.                            28,076
         109 James River Group Holdings Ltd.            4,492
         216 Kemper Corp.                              16,740
          90 Kinsale Capital Group, Inc.                9,149
         696 Lincoln National Corp.                    41,071
         100 Mercury General Corp.                      4,873
         891 MetLife, Inc.                             45,414
         325 National General Holdings Corp.            7,183
          28 National Western Life Group, Inc.,
                Class A                                 8,145
         713 Old Republic International Corp.          15,950
          99 Primerica, Inc.                           12,925
         490 Principal Financial Group, Inc.           26,950
         362 Progressive (The) Corp.                   26,205
         311 Prudential Financial, Inc.                29,153
          79 Reinsurance Group of America,
                Inc.                                   12,882
         109 RenaissanceRe Holdings Ltd.               21,366
          55 Safety Insurance Group, Inc.               5,089
          56 Selective Insurance Group, Inc.            3,651
         188 Travelers (The) Cos., Inc.                25,747
         249 Universal Insurance Holdings,
                Inc.                                    6,970
         565 Unum Group                                16,475
           7 White Mountains Insurance Group
                Ltd.                                    7,809
                                               --------------
                                                      743,917
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.9%
          11 Alphabet, Inc., Class A (a)               14,733
         235 Match Group, Inc. (a) (b)                 19,296
       4,430 Snap, Inc., Class A (a)                   72,342
         109 TripAdvisor, Inc.                          3,311
       1,699 Twitter, Inc. (a)                         54,453
          54 Yelp, Inc. (a)                             1,881
                                               --------------
                                                      166,016
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.2%
         126 1-800-Flowers.com, Inc.,
                Class A (a)                    $        1,827
         359 eBay, Inc.                                12,964
          74 Etsy, Inc. (a)                             3,278
       2,037 Qurate Retail, Inc., Series A (a)         17,172
         100 Stamps.com, Inc. (a)                       8,352
                                               --------------
                                                       43,593
                                               --------------
             IT SERVICES -- 2.7%
         613 Akamai Technologies, Inc. (a)             52,951
          98 Alliance Data Systems Corp.               10,996
         138 Black Knight, Inc. (a)                     8,898
         296 Booz Allen Hamilton Holding
                Corp.                                  21,054
          36 CACI International, Inc.,
                Class A (a)                             9,000
         104 Cass Information Systems, Inc.             6,005
         929 Cognizant Technology Solutions
                Corp., Class A                         57,616
         181 CSG Systems International, Inc.            9,372
       2,373 DXC Technology Co.                        89,201
          92 EPAM Systems, Inc. (a)                    19,519
          29 Euronet Worldwide, Inc. (a)                4,569
         120 EVERTEC, Inc.                              4,085
          84 ExlService Holdings, Inc. (a)              5,835
         270 Fiserv, Inc. (a)                          31,220
         434 Genpact Ltd.                              18,302
          29 Jack Henry & Associates, Inc.              4,224
         514 KBR, Inc.                                 15,677
         245 Leidos Holdings, Inc.                     23,983
         217 LiveRamp Holdings, Inc. (a)               10,431
          52 Mastercard, Inc., Class A                 15,527
         109 MAXIMUS, Inc.                              8,108
          35 MongoDB, Inc. (a)                          4,606
         271 NIC, Inc.                                  6,057
         242 Perficient, Inc. (a)                      11,149
         322 Perspecta, Inc.                            8,514
         188 Sabre Corp.                                4,219
         183 Sykes Enterprises, Inc. (a)                6,769
         156 TTEC Holdings, Inc.                        6,181
         544 Western Union (The) Co.                   14,568
          21 WEX, Inc. (a)                              4,399
                                               --------------
                                                      493,035
                                               --------------
             LEISURE PRODUCTS -- 0.2%
          71 Acushnet Holdings Corp.                    2,307
         161 Brunswick Corp.                            9,657
         385 Callaway Golf Co.                          8,162
         143 Polaris, Inc.                             14,543
         134 Sturm Ruger & Co., Inc.                    6,302
                                               --------------
                                                       40,971
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.3%
          13 Bio-Rad Laboratories, Inc.,
                Class A (a)                             4,811
         191 Bruker Corp.                               9,735


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
          32 Charles River Laboratories
                International, Inc. (a)        $        4,888
         111 Medpace Holdings, Inc. (a)                 9,331
          42 PRA Health Sciences, Inc. (a)              4,668
         164 Repligen Corp. (a)                        15,170
                                               --------------
                                                       48,603
                                               --------------
             MACHINERY -- 3.5%
         222 AGCO Corp.                                17,149
          32 Alamo Group, Inc.                          4,018
          83 Albany International Corp.,
                Class A                                 6,301
         179 Allison Transmission Holdings,
                Inc.                                    8,649
         270 Altra Industrial Motion Corp.              9,777
          72 Barnes Group, Inc.                         4,461
         208 Crane Co.                                 17,967
         430 Cummins, Inc.                             76,953
         166 Deere & Co.                               28,761
          81 Donaldson Co., Inc.                        4,667
          27 EnPro Industries, Inc.                     1,806
          70 ESCO Technologies, Inc.                    6,475
         439 Evoqua Water Technologies
                Corp. (a)                               8,319
         285 Federal Signal Corp.                       9,191
          90 Flowserve Corp.                            4,479
       1,021 Fortive Corp.                             77,994
          39 Franklin Electric Co., Inc.                2,235
          54 Gorman-Rupp (The) Co.                      2,025
         310 Greenbrier (The) Cos., Inc.               10,053
         181 Hillenbrand, Inc.                          6,029
          34 Hyster-Yale Materials Handling,
                Inc.                                    2,005
         227 Ingersoll-Rand PLC                        30,173
         206 ITT, Inc.                                 15,225
          42 John Bean Technologies Corp.               4,732
         304 Kennametal, Inc.                          11,215
          97 Lincoln Electric Holdings, Inc.            9,383
         101 Meritor, Inc. (a)                          2,645
          65 Mueller Industries, Inc.                   2,064
         665 Mueller Water Products, Inc.,
                Class A                                 7,967
          29 Nordson Corp.                              4,722
         277 Oshkosh Corp.                             26,218
       1,028 PACCAR, Inc.                              81,315
         155 Parker-Hannifin Corp.                     31,902
          25 RBC Bearings, Inc. (a)                     3,959
         134 Snap-on, Inc.                             22,700
          47 SPX FLOW, Inc. (a)                         2,297
          51 Standex International Corp.                4,047
          43 Timken (The) Co.                           2,421
         229 Toro (The) Co.                            18,244
         122 TriMas Corp. (a)                           3,832
         285 Trinity Industries, Inc.                   6,313
         515 Wabash National Corp.                      7,565


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MACHINERY (CONTINUED)
          60 Watts Water Technologies, Inc.,
                Class A                        $        5,986
         156 Woodward, Inc.                            18,477
                                               --------------
                                                      632,716
                                               --------------
             MARINE -- 0.1%
         102 Kirby Corp. (a)                            9,132
         149 Matson, Inc.                               6,079
                                               --------------
                                                       15,211
                                               --------------
             MEDIA -- 2.9%
         733 Altice USA, Inc., Class A (a)             20,040
         114 AMC Networks, Inc., Class A (a)            4,503
          13 Cable One, Inc.                           19,350
         278 Cardlytics, Inc. (a)                      17,475
       1,662 Central European Media
                Enterprises Ltd., Class A (a)           7,529
         136 Charter Communications, Inc.,
                Class A (a)                            65,971
         932 Comcast Corp., Class A                    41,912
       2,628 Discovery, Inc., Class A (a)              86,041
         493 DISH Network Corp., Class A (a)           17,487
       2,220 Fox Corp., Class A                        82,295
         229 Gray Television, Inc. (a)                  4,910
         585 Interpublic Group of Cos. (The),
                Inc.                                   13,513
         127 John Wiley & Sons, Inc., Class A           6,162
         219 Liberty Latin America Ltd.,
                Class C (a)                             4,262
         302 News Corp., Class A                        4,270
          82 Nexstar Media Group, Inc.,
                Class A                                 9,614
          49 Scholastic Corp.                           1,884
         175 Sinclair Broadcast Group, Inc.,
                Class A                                 5,835
       4,479 Sirius XM Holdings, Inc.                  32,025
         249 TechTarget, Inc. (a)                       6,499
         481 TEGNA, Inc.                                8,028
       1,734 ViacomCBS, Inc., Class B                  72,776
                                               --------------
                                                      532,381
                                               --------------
             METALS & MINING -- 1.5%
         823 AK Steel Holding Corp. (a)                 2,708
         369 Allegheny Technologies, Inc. (a)           7,624
         108 Carpenter Technology Corp.                 5,376
       1,035 Cleveland-Cliffs, Inc. (b)                 8,694
         537 Commercial Metals Co.                     11,959
       4,388 Freeport-McMoRan, Inc.                    57,571
          38 Kaiser Aluminum Corp.                      4,214
       1,375 Nucor Corp.                               77,385
         211 Reliance Steel & Aluminum Co.             25,269
         170 Royal Gold, Inc.                          20,782
         705 Steel Dynamics, Inc.                      23,998
         809 United States Steel Corp. (b)              9,231
         478 Warrior Met Coal, Inc.                    10,100
          52 Worthington Industries, Inc.               2,193
                                               --------------
                                                      267,104
                                               --------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
         195 Apollo Commercial Real Estate
                Finance, Inc.                  $        3,567
         142 Arbor Realty Trust, Inc.                   2,038
         117 Blackstone Mortgage Trust, Inc.,
                Class A                                 4,355
         100 Granite Point Mortgage Trust,
                Inc.                                    1,838
          96 KKR Real Estate Finance Trust,
                Inc.                                    1,960
       1,015 MFA Financial, Inc.                        7,765
         336 PennyMac Mortgage Investment
                Trust                                   7,489
         117 Ready Capital Corp.                        1,804
         341 Redwood Trust, Inc.                        5,640
         174 Starwood Property Trust, Inc.              4,326
          94 TPG RE Finance Trust, Inc.                 1,905
                                               --------------
                                                       42,687
                                               --------------
             MULTILINE RETAIL -- 1.0%
         381 Big Lots, Inc.                            10,942
         141 Dillard's, Inc., Class A (b)              10,361
         440 Dollar General Corp.                      68,631
         423 Kohl's Corp.                              21,552
       1,352 Macy's, Inc.                              22,984
         374 Nordstrom, Inc.                           15,308
         262 Target Corp.                              33,591
                                               --------------
                                                      183,369
                                               --------------
             MULTI-UTILITIES -- 0.9%
         116 Avista Corp.                               5,578
          55 Black Hills Corp.                          4,320
         464 CenterPoint Energy, Inc.                  12,653
         148 Consolidated Edison, Inc.                 13,390
         105 DTE Energy Co.                            13,636
         447 MDU Resources Group, Inc.                 13,280
         140 NiSource, Inc.                             3,898
          50 NorthWestern Corp.                         3,584
         226 Public Service Enterprise Group,
                Inc.                                   13,345
          95 Sempra Energy                             14,391
         118 Unitil Corp.                               7,295
         589 WEC Energy Group, Inc.                    54,323
                                               --------------
                                                      159,693
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.4%
       3,092 Antero Resources Corp. (a)                 8,812
         492 Apache Corp.                              12,590
         126 Arch Coal, Inc., Class A                   9,039
         998 Berry Petroleum Corp.                      9,411
       2,152 Callon Petroleum Co. (a)                  10,394
       6,624 Chesapeake Energy Corp. (a)                5,469
         590 Chevron Corp.                             71,101
         438 Cimarex Energy Co.                        22,991
       1,286 CNX Resources Corp. (a)                   11,381
         719 Comstock Resources, Inc. (a) (b)           5,917
       1,228 ConocoPhillips                            79,857


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
       2,273 Continental Resources, Inc.       $       77,964
          95 CVR Energy, Inc.                           3,841
         103 Delek US Holdings, Inc.                    3,454
         873 Devon Energy Corp.                        22,672
         943 EOG Resources, Inc.                       78,986
       1,580 EQT Corp.                                 17,222
         793 Exxon Mobil Corp.                         55,336
         391 HollyFrontier Corp.                       19,828
         299 Kosmos Energy Ltd.                         1,704
       1,713 Marathon Oil Corp.                        23,263
         922 Marathon Petroleum Corp.                  55,551
         950 Murphy Oil Corp.                          25,460
         374 Noble Energy, Inc.                         9,290
       4,765 Northern Oil and Gas, Inc. (a)            11,150
       2,699 Oasis Petroleum, Inc. (a)                  8,799
       1,574 Occidental Petroleum Corp.                64,865
         327 Par Pacific Holdings, Inc. (a)             7,599
         206 PBF Energy, Inc., Class A                  6,462
         337 PDC Energy, Inc. (a)                       8,819
         634 Peabody Energy Corp.                       5,782
         684 Phillips 66                               76,204
       2,019 QEP Resources, Inc.                        9,086
         964 SM Energy Co.                             10,835
       4,839 Southwestern Energy Co. (a)               11,710
         459 Talos Energy, Inc. (a)                    13,839
         105 Targa Resources Corp.                      4,287
         657 Valero Energy Corp.                       61,528
       1,163 Whiting Petroleum Corp. (a) (b)            8,536
          93 World Fuel Services Corp.                  4,038
       1,984 WPX Energy, Inc. (a)                      27,260
                                               --------------
                                                      982,332
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
         261 Domtar Corp.                               9,981
          29 Neenah, Inc.                               2,042
         199 Schweitzer-Mauduit International,
                Inc.                                    8,356
                                               --------------
                                                       20,379
                                               --------------
             PERSONAL PRODUCTS -- 0.2%
         320 elf Beauty, Inc. (a)                       5,162
          70 Estee Lauder (The) Cos., Inc.,
                Class A                                14,458
         111 Herbalife Nutrition Ltd. (a)               5,291
          27 Inter Parfums, Inc.                        1,963
          88 Nu Skin Enterprises, Inc.,
                Class A                                 3,606
          55 USANA Health Sciences, Inc. (a)            4,320
                                               --------------
                                                       34,800
                                               --------------
             PHARMACEUTICALS -- 1.2%
         188 Amphastar Pharmaceuticals,
                Inc. (a)                                3,627
          26 ANI Pharmaceuticals, Inc. (a)              1,603
         346 Arvinas, Inc. (a)                         14,217
         828 Bristol-Myers Squibb Co.                  53,149
         529 Corcept Therapeutics, Inc. (a)             6,401
         463 Horizon Therapeutics PLC (a)              16,761


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS (CONTINUED)
         164 Jazz Pharmaceuticals PLC (a)      $       24,482
         850 Mylan N.V. (a)                            17,085
          75 Perrigo Co., PLC                           3,875
         779 Pfizer, Inc.                              30,521
         337 Zoetis, Inc.                              44,602
                                               --------------
                                                      216,323
                                               --------------
             PROFESSIONAL SERVICES -- 1.3%
          30 ASGN, Inc. (a)                             2,129
          84 Barrett Business Services, Inc.            7,599
          79 CBIZ, Inc. (a)                             2,130
          94 CoStar Group, Inc. (a)                    56,240
          80 Exponent, Inc.                             5,521
         198 FTI Consulting, Inc. (a)                  21,911
          22 ICF International, Inc.                    2,016
         386 Kelly Services, Inc., Class A              8,716
          49 Kforce, Inc.                               1,945
         193 Korn Ferry                                 8,183
         249 ManpowerGroup, Inc.                       24,178
         226 Robert Half International, Inc.           14,272
         518 TransUnion                                44,346
         135 TriNet Group, Inc. (a)                     7,642
         443 TrueBlue, Inc. (a)                        10,658
         177 Verisk Analytics, Inc.                    26,433
                                               --------------
                                                      243,919
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.4%
         528 CBRE Group, Inc., Class A (a)             32,361
         121 Jones Lang LaSalle, Inc.                  21,065
          53 Marcus & Millichap, Inc. (a)               1,974
         412 Newmark Group, Inc., Class A               5,544
       1,118 Realogy Holdings Corp.                    10,822
                                               --------------
                                                       71,766
                                               --------------
             ROAD & RAIL -- 0.9%
          43 AMERCO                                    16,160
         307 ArcBest Corp.                              8,473
         261 Heartland Express, Inc.                    5,494
         270 Hertz Global Holdings, Inc. (a)            4,253
          76 J.B. Hunt Transport Services,
                Inc.                                    8,875
         105 Kansas City Southern                      16,082
         578 Knight-Swift Transportation
                Holdings, Inc.                         20,716
          75 Landstar System, Inc.                      8,540
         360 Marten Transport Ltd.                      7,736
         165 Old Dominion Freight Line, Inc.           31,314
         180 Ryder System, Inc.                         9,776
          40 Saia, Inc. (a)                             3,725
         344 Schneider National, Inc., Class B          7,506
         321 Universal Logistics Holdings,
                Inc.                                    6,086
         211 Werner Enterprises, Inc.                   7,678
                                               --------------
                                                      162,414
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.7%
          89 Ambarella, Inc. (a)                        5,390
         821 Amkor Technology, Inc. (a)                10,673


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
         842 Applied Materials, Inc.           $       51,396
          66 Cabot Microelectronics Corp.               9,525
         232 Diodes, Inc. (a)                          13,078
         420 Enphase Energy, Inc. (a) (b)              10,975
         446 Entegris, Inc.                            22,340
         401 FormFactor, Inc. (a)                      10,414
         303 Impinj, Inc. (a)                           7,836
         122 Inphi Corp. (a)                            9,030
       1,358 Intel Corp.                               81,276
         439 KLA Corp.                                 78,217
         242 Lam Research Corp.                        70,761
         306 Lattice Semiconductor Corp. (a)            5,857
         261 MACOM Technology Solutions
                Holdings, Inc. (a)                      6,943
       2,244 Marvell Technology Group Ltd.             59,601
         603 Microchip Technology, Inc.                63,146
       1,633 Micron Technology, Inc. (a)               87,823
          91 MKS Instruments, Inc.                     10,011
         108 Monolithic Power Systems, Inc.            19,226
         219 ON Semiconductor Corp. (a)                 5,339
         858 Photronics, Inc. (a)                      13,522
          41 Power Integrations, Inc.                   4,055
         170 Qorvo, Inc. (a)                           19,759
         113 Silicon Laboratories, Inc. (a)            13,106
         883 Skyworks Solutions, Inc.                 106,737
         681 SunPower Corp. (a)                         5,312
         363 Teradyne, Inc.                            24,753
         108 Texas Instruments, Inc.                   13,855
          50 Universal Display Corp.                   10,303
         271 Xperi Corp.                                5,013
                                               --------------
                                                      855,272
                                               --------------
             SOFTWARE -- 2.0%
         134 ACI Worldwide, Inc. (a)                    5,077
         156 Alteryx, Inc., Class A (a) (b)            15,611
         190 ANSYS, Inc. (a)                           48,908
          59 Appfolio, Inc., Class A (a)                6,487
         157 Appian Corp. (a) (b)                       5,999
          68 Aspen Technology, Inc. (a)                 8,223
         187 Avalara, Inc. (a)                         13,698
         183 Avaya Holdings Corp. (a)                   2,470
          46 Blackbaud, Inc.                            3,662
         130 Coupa Software, Inc. (a)                  19,013
         271 DocuSign, Inc. (a)                        20,084
          89 Ebix, Inc.                                 2,973
          42 Fair Isaac Corp. (a)                      15,737
         104 Five9, Inc. (a)                            6,820
          49 ForeScout Technologies, Inc. (a)           1,607
          40 Guidewire Software, Inc. (a)               4,391
          92 j2 Global, Inc.                            8,621
         209 LivePerson, Inc. (a)                       7,733
         208 Manhattan Associates, Inc. (a)            16,588
         856 MobileIron, Inc. (a)                       4,160
         202 Model N, Inc. (a)                          7,084
         129 Paylocity Holding Corp. (a)               15,586
          98 Proofpoint, Inc. (a)                      11,248
          31 PROS Holdings, Inc. (a)                    1,858


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
         160 Q2 Holdings, Inc. (a)             $       12,973
         134 RealPage, Inc. (a)                         7,203
         134 RingCentral, Inc., Class A (a)            22,602
          81 SS&C Technologies Holdings, Inc.           4,973
         306 Synopsys, Inc. (a)                        42,595
          22 Trade Desk (The), Inc.,
                Class A (a)                             5,715
          64 Tyler Technologies, Inc. (a)              19,201
                                               --------------
                                                      368,900
                                               --------------
             SPECIALTY RETAIL -- 3.1%
         261 Aaron's, Inc.                             14,906
         599 Abercrombie & Fitch Co., Class A          10,357
          25 Advance Auto Parts, Inc.                   4,004
         576 American Eagle Outfitters, Inc.            8,467
          36 Asbury Automotive Group, Inc. (a)          4,024
         414 AutoNation, Inc. (a)                      20,133
          26 AutoZone, Inc. (a)                        30,974
         609 Best Buy Co., Inc.                        53,470
         214 Boot Barn Holdings, Inc. (a)               9,529
         363 Buckle (The), Inc. (b)                     9,816
         105 Burlington Stores, Inc. (a)               23,943
         113 Carvana Co. (a)                           10,402
          48 Children's Place (The), Inc.               3,001
         376 Conn's, Inc. (a)                           4,659
         218 Designer Brands, Inc., Class A             3,431
         183 Dick's Sporting Goods, Inc.                9,057
          67 Five Below, Inc. (a)                       8,567
         411 Floor & Decor Holdings, Inc.,
                Class A (a)                            20,883
         487 Foot Locker, Inc.                         18,988
       1,210 Gap (The), Inc.                           21,393
          61 Group 1 Automotive, Inc.                   6,100
         241 Home Depot (The), Inc.                    52,630
         429 L Brands, Inc.                             7,773
          71 Lithia Motors, Inc., Class A              10,437
         382 Michaels (The) Cos., Inc. (a)              3,090
          44 Murphy USA, Inc. (a)                       5,148
          35 O'Reilly Automotive, Inc. (a)             15,339
       4,257 Office Depot, Inc.                        11,664
         444 Penske Automotive Group, Inc.             22,298
         290 Rent-A-Center, Inc.                        8,364
          55 RH (a)                                    11,742
         382 Ross Stores, Inc.                         44,472
         251 Sally Beauty Holdings, Inc. (a)            4,581
         111 Signet Jewelers Ltd.                       2,413
         181 Sleep Number Corp. (a)                     8,912
         178 Sonic Automotive, Inc., Class A            5,518
         136 Tiffany & Co.                             18,176
         332 Urban Outfitters, Inc. (a)                 9,220
         247 Williams-Sonoma, Inc.                     18,140
         236 Zumiez, Inc. (a)                           8,151
                                               --------------
                                                      564,172
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.1%
         324 Dell Technologies, Inc.,
                Class C (a)                            16,650
         834 Diebold Nixdorf, Inc. (a)                  8,807


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS (CONTINUED)
       1,847 Hewlett Packard Enterprise Co.    $       29,293
         740 HP, Inc.                                  15,207
         399 NCR Corp. (a)                             14,029
         248 Pure Storage, Inc., Class A (a)            4,243
       1,301 Seagate Technology PLC                    77,410
         702 Xerox Holdings Corp.                      25,883
                                               --------------
                                                      191,522
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.0%
         184 Carter's, Inc.                            20,119
          43 Columbia Sportswear Co.                    4,308
         269 Crocs, Inc. (a)                           11,268
          57 Deckers Outdoor Corp. (a)                  9,625
         597 Fossil Group, Inc. (a)                     4,704
         362 G-III Apparel Group Ltd. (a)              12,127
         823 Hanesbrands, Inc.                         12,221
         106 Kontoor Brands, Inc.                       4,451
          78 Oxford Industries, Inc.                    5,883
         238 PVH Corp.                                 25,026
         176 Ralph Lauren Corp.                        20,631
         450 Skechers U.S.A., Inc.,
                Class A (a)                            19,435
         807 Tapestry, Inc.                            21,765
         132 Wolverine World Wide, Inc.                 4,454
                                               --------------
                                                      176,017
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.9%
         135 Axos Financial, Inc. (a)                   4,088
         237 Columbia Financial, Inc. (a)               4,015
         264 Essent Group Ltd.                         13,725
         114 Federal Agricultural Mortgage
                Corp., Class C                          9,519
          50 Flagstar Bancorp, Inc.                     1,913
         205 HomeStreet, Inc. (a)                       6,970
          14 LendingTree, Inc. (a)                      4,248
         398 Meridian Bancorp, Inc.                     7,996
         286 Meta Financial Group, Inc.                10,442
       1,670 MGIC Investment Corp.                     23,664
         879 Mr. Cooper Group, Inc. (a)                10,996
         670 New York Community Bancorp,
                Inc.                                    8,053
         142 NMI Holdings, Inc., Class A (a)            4,712
         349 Northfield Bancorp, Inc.                   5,919
         123 PennyMac Financial Services, Inc.          4,187
         152 Provident Financial Services,
                Inc.                                    3,747
         920 Radian Group, Inc.                        23,147
         229 TrustCo Bank Corp. NY                      1,985
         133 Walker & Dunlop, Inc.                      8,603
         202 Washington Federal, Inc.                   7,403
                                               --------------
                                                      165,332
                                               --------------
             TOBACCO -- 0.3%
         685 Altria Group, Inc.                        34,188
         136 Universal Corp.                            7,760
         627 Vector Group Ltd.                          8,396
                                               --------------
                                                       50,344
                                               --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.1%
         502 Air Lease Corp.                   $       23,855
         416 Aircastle Ltd.                            13,316
         111 Beacon Roofing Supply, Inc. (a)            3,550
         285 BMC Stock Holdings, Inc. (a)               8,177
         362 Foundation Building Materials,
                Inc. (a)                                7,005
          96 GATX Corp.                                 7,953
         195 GMS, Inc. (a)                              5,281
         129 H&E Equipment Services, Inc.               4,312
         322 HD Supply Holdings, Inc. (a)              12,951
         120 Herc Holdings, Inc. (a)                    5,873
         616 MRC Global, Inc. (a)                       8,402
          77 MSC Industrial Direct Co., Inc.,
                Class A                                 6,042
         651 NOW, Inc. (a)                              7,317
         242 Rush Enterprises, Inc., Class A           11,253
         101 SiteOne Landscape Supply,
                Inc. (a)                                9,156
         276 Triton International Ltd.                 11,095
         168 United Rentals, Inc. (a)                  28,017
          25 Watsco, Inc.                               4,504
         195 WESCO International, Inc. (a)             11,581
                                               --------------
                                                      189,640
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.0%
         142 Macquarie Infrastructure Corp.             6,083
                                               --------------
             WATER UTILITIES -- 0.2%
          83 American States Water Co.                  7,191
         113 American Water Works Co., Inc.            13,882
         187 Aqua America, Inc.                         8,778
          35 California Water Service Group             1,805
          57 Middlesex Water Co.                        3,623
          27 SJW Group                                  1,919
                                               --------------
                                                       37,198
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.3%
         362 Telephone & Data Systems, Inc.             9,206
         355 T-Mobile US, Inc. (a)                     27,839
         248 United States Cellular Corp. (a)           8,985
                                               --------------
                                                       46,030
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          18,076,219
             (Cost $15,989,273)                --------------

             MONEY MARKET FUNDS -- 0.3%
      17,205 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                1.59% (c) (d)                          17,205
      45,894 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.50% (c)                      45,894
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.3%                                63,099
             (Cost $63,099)                    --------------


  PRINCIPAL
    VALUE    DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.6%
$    104,437 BNP Paribas S.A., 1.56% (c),
                dated 12/31/19, due 01/02/20,
                with a maturity value of
                $104,446. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/26.
                The value of the collateral
                including accrued interest is
                $106,916. (d)                  $      104,437
             (Cost $104,437)                   --------------

             TOTAL INVESTMENTS -- 100.8%           18,243,755
             (Cost $16,156,809) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.8)%                (144,163)
                                               --------------
             NET ASSETS -- 100.0%              $   18,099,592
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $120,507 and the total value of the collateral held by the Fund is $121,642.

(c)   Rate shown reflects yield as of December 31, 2019.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $16,328,965. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,416,267 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $501,477. The net unrealized appreciation was $1,914,790.


-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          LEVEL 2            LEVEL 3
                       LEVEL 1          SIGNIFICANT        SIGNIFICANT
                       QUOTED           OBSERVABLE        UNOBSERVABLE
                       PRICES             INPUTS             INPUTS
                   -----------------------------------------------------
Common Stocks*     $    18,076,219     $           --     $           --
Money Market
   Funds                    63,099                 --                 --
Repurchase
   Agreements                   --            104,437                 --
                   -----------------------------------------------------
Total Investments  $    18,139,318     $      104,437     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 27

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2019


---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      120,507
Non-cash Collateral(2)                               (120,507)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2019, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:


REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      104,437
Non-cash Collateral(4)                               (104,437)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2019, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.2%
       4,062 Arconic, Inc.                     $      124,988
         384 Boeing (The) Co.                         125,092
         708 General Dynamics Corp.                   124,856
       1,084 HEICO Corp.                              123,738
         640 L3Harris Technologies, Inc.              126,637
         328 Lockheed Martin Corp.                    127,717
         369 Northrop Grumman Corp.                   126,925
         374 Teledyne Technologies, Inc. (a)          129,606
       2,802 Textron, Inc.                            124,969
         216 TransDigm Group, Inc.                    120,960
         849 United Technologies Corp.                127,146
                                               --------------
                                                    1,382,634
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.8%
       1,648 C.H. Robinson Worldwide, Inc.            128,874
       1,653 Expeditors International of
                Washington, Inc.                      128,967
         857 FedEx Corp.                              129,587
       1,072 United Parcel Service, Inc.,
                Class B                               125,488
                                               --------------
                                                      512,916
                                               --------------
             AIRLINES -- 0.8%
       4,394 American Airlines Group, Inc.            126,020
       2,140 Delta Air Lines, Inc.                    125,147
       2,339 Southwest Airlines Co.                   126,259
       1,411 United Airlines Holdings,
                Inc. (a)                              124,295
                                               --------------
                                                      501,721
                                               --------------
             AUTO COMPONENTS -- 0.2%
       1,312 Aptiv PLC                                124,601
                                               --------------
             AUTOMOBILES -- 0.6%
      13,356 Ford Motor Co.                           124,211
       3,401 General Motors Co.                       124,476
         312 Tesla, Inc. (a)                          130,519
                                               --------------
                                                      379,206
                                               --------------
             BANKS -- 3.2%
       3,615 Bank of America Corp.                    127,320
       1,610 Citigroup, Inc.                          128,623
       3,111 Citizens Financial Group, Inc.           126,338
       1,767 Comerica, Inc.                           126,782
       4,050 Fifth Third Bancorp                      124,497
       1,081 First Republic Bank                      126,963
       8,295 Huntington Bancshares, Inc.              125,089
         918 JPMorgan Chase & Co.                     127,969
       6,192 KeyCorp                                  125,326
         745 M&T Bank Corp.                           126,464
         790 PNC Financial Services Group
                (The), Inc.                           126,108
       7,314 Regions Financial Corp.                  125,508
         502 SVB Financial Group (a)                  126,022
       2,251 Truist Financial Corp.                   126,776
       2,108 U.S. Bancorp                             124,983
       2,367 Wells Fargo & Co.                        127,345
                                               --------------
                                                    2,022,113
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BEVERAGES -- 1.2%
       1,904 Brown-Forman Corp., Class B       $      128,710
       2,300 Coca-Cola (The) Co.                      127,305
         672 Constellation Brands, Inc.,
                Class A                               127,512
       2,316 Molson Coors Brewing Co.,
                Class B                               124,832
       1,990 Monster Beverage Corp. (a)               126,465
         919 PepsiCo, Inc.                            125,600
                                               --------------
                                                      760,424
                                               --------------
             BIOTECHNOLOGY -- 2.4%
       1,394 AbbVie, Inc.                             123,425
       1,163 Alexion Pharmaceuticals, Inc. (a)        125,778
         525 Amgen, Inc.                              126,562
         421 Biogen, Inc. (a)                         124,923
       1,505 BioMarin Pharmaceutical, Inc. (a)        127,248
       1,311 Exact Sciences Corp. (a)                 121,241
       1,920 Gilead Sciences, Inc.                    124,762
       1,413 Incyte Corp. (a)                         123,383
         339 Regeneron Pharmaceuticals,
                Inc. (a)                              127,288
       1,005 Sarepta Therapeutics, Inc. (a)           129,685
       1,100 Seattle Genetics, Inc. (a)               125,686
         579 Vertex Pharmaceuticals, Inc. (a)         126,772
                                               --------------
                                                    1,506,753
                                               --------------
             BUILDING PRODUCTS -- 0.8%
       1,018 Allegion PLC                             126,782
       3,094 Johnson Controls International
                PLC                                   125,957
         521 Lennox International, Inc.               127,108
       2,666 Masco Corp.                              127,941
                                               --------------
                                                      507,788
                                               --------------
             CAPITAL MARKETS -- 4.8%
         753 Ameriprise Financial, Inc.               125,435
       2,499 Bank of New York Mellon (The)
                Corp.                                 125,775
         253 BlackRock, Inc.                          127,183
       2,293 Blackstone Group (The), Inc.,
                Class A                               128,270
       1,070 Cboe Global Markets, Inc.                128,400
       2,629 Charles Schwab (The) Corp.               125,035
         619 CME Group, Inc.                          124,246
       2,767 E*TRADE Financial Corp.                  125,539
         475 FactSet Research Systems, Inc.           127,442
       4,868 Franklin Resources, Inc.                 126,471
         551 Goldman Sachs Group (The), Inc.          126,691
       1,360 Intercontinental Exchange, Inc.          125,868
       4,278 KKR & Co., Inc., Class A                 124,789
         335 MarketAxess Holdings, Inc.               127,002
         531 Moody's Corp.                            126,065
       2,483 Morgan Stanley                           126,931
         491 MSCI, Inc.                               126,766
       1,177 Nasdaq, Inc.                             126,057
       1,186 Northern Trust Corp.                     126,001
       1,391 Raymond James Financial, Inc.            124,439
         467 S&P Global, Inc.                         127,514
       1,595 State Street Corp.                       126,165
       1,035 T. Rowe Price Group, Inc.                126,104


                        See Notes to Financial Statements                Page 29

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
       2,523 TD Ameritrade Holding Corp.       $      125,393
                                               --------------
                                                    3,029,581
                                               --------------
             CHEMICALS -- 2.8%
         540 Air Products and Chemicals, Inc.         126,895
       1,029 Celanese Corp.                           126,690
       2,661 CF Industries Holdings, Inc.             127,036
       4,525 Corteva, Inc.                            133,759
       2,314 Dow, Inc.                                126,645
       1,980 DuPont de Nemours, Inc.                  127,116
       1,595 Eastman Chemical Co.                     126,420
         666 Ecolab, Inc.                             128,531
       1,276 FMC Corp.                                127,370
       1,031 International Flavors &
                Fragrances, Inc.                      133,020
       1,347 LyondellBasell Industries N.V.,
                Class A                               127,265
       5,993 Mosaic (The) Co.                         129,689
         955 PPG Industries, Inc.                     127,483
         219 Sherwin-Williams (The) Co.               127,795
                                               --------------
                                                    1,795,714
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
         469 Cintas Corp.                             126,198
       1,405 Copart, Inc. (a)                         127,771
       1,421 Republic Services, Inc.                  127,364
       3,811 Rollins, Inc.                            126,373
       1,124 Waste Management, Inc.                   128,091
                                               --------------
                                                      635,797
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
         613 Arista Networks, Inc. (a)                124,684
       2,653 Cisco Systems, Inc.                      127,238
         784 Motorola Solutions, Inc.                 126,334
                                               --------------
                                                      378,256
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
       1,407 Jacobs Engineering Group, Inc.           126,391
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         464 Martin Marietta Materials, Inc.          129,753
         894 Vulcan Materials Co.                     128,727
                                               --------------
                                                      258,480
                                               --------------
             CONSUMER FINANCE -- 1.0%
       4,088 Ally Financial, Inc.                     124,929
       1,008 American Express Co.                     125,486
       1,215 Capital One Financial Corp.              125,036
       1,457 Discover Financial Services              123,583
       3,449 Synchrony Financial                      124,198
                                               --------------
                                                      623,232
                                               --------------
             CONTAINERS & PACKAGING -- 0.6%
         963 Avery Dennison Corp.                     125,980
       1,953 Ball Corp.                               126,300
       2,740 International Paper Co.                  126,177
                                               --------------
                                                      378,457
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DISTRIBUTORS -- 0.2%
       1,195 Genuine Parts Co.                 $      126,945
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
       5,093 AXA Equitable Holdings, Inc.             126,205
         558 Berkshire Hathaway, Inc.,
                Class B (a)                           126,387
                                               --------------
                                                      252,592
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       3,238 AT&T, Inc.                               126,541
       9,501 CenturyLink, Inc.                        125,508
       2,049 Verizon Communications, Inc.             125,809
                                               --------------
                                                      377,858
                                               --------------
             ELECTRIC UTILITIES -- 2.8%
       2,318 Alliant Energy Corp.                     126,841
       1,343 American Electric Power Co., Inc.        126,927
       1,404 Duke Energy Corp.                        128,059
       1,709 Edison International                     128,876
       1,062 Entergy Corp.                            127,228
       1,988 Evergy, Inc.                             129,399
       1,499 Eversource Energy                        127,520
       2,795 Exelon Corp.                             127,424
       2,602 FirstEnergy Corp.                        126,457
         525 NextEra Energy, Inc.                     127,134
       1,413 Pinnacle West Capital Corp.              127,071
       3,524 PPL Corp.                                126,441
       1,999 Southern (The) Co.                       127,336
       1,980 Xcel Energy, Inc.                        125,710
                                               --------------
                                                    1,782,423
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
       1,270 AMETEK, Inc.                             126,670
       1,346 Eaton Corp. PLC                          127,493
       1,664 Emerson Electric Co.                     126,896
         625 Rockwell Automation, Inc.                126,669
                                               --------------
                                                      507,728
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
       1,184 Amphenol Corp., Class A                  128,144
         891 CDW Corp.                                127,270
       4,333 Corning, Inc.                            126,134
       1,227 Keysight Technologies, Inc. (a)          125,927
       1,325 TE Connectivity Ltd.                     126,988
       3,042 Trimble, Inc. (a)                        126,821
         506 Zebra Technologies Corp.,
                Class A (a)                           129,253
                                               --------------
                                                      890,537
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.6%
       5,061 Baker Hughes Co.                         129,713
       5,146 Halliburton Co.                          125,923
       3,206 Schlumberger Ltd.                        128,881
                                               --------------
                                                      384,517
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 1.4%
       2,126 Activision Blizzard, Inc.         $      126,327
       1,173 Electronic Arts, Inc. (a)                126,109
       2,750 Liberty Media Corp.-Liberty
                Formula One, Class C (a)              126,404
       1,795 Live Nation Entertainment,
                Inc. (a)                              128,288
         377 Netflix, Inc. (a)                        121,986
       1,030 Take-Two Interactive Software,
                Inc. (a)                              126,103
         862 Walt Disney (The) Co.                    124,671
                                               --------------
                                                      879,888
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 6.4%
         792 Alexandria Real Estate Equities,
                Inc.                                  127,971
         559 American Tower Corp.                     128,469
         608 AvalonBay Communities, Inc.              127,498
         929 Boston Properties, Inc.                  128,072
       1,195 Camden Property Trust                    126,789
         897 Crown Castle International Corp.         127,509
       1,074 Digital Realty Trust, Inc.               128,601
       3,686 Duke Realty Corp.                        127,794
         220 Equinix, Inc.                            128,414
       1,836 Equity LifeStyle Properties, Inc.        129,236
       1,574 Equity Residential                       127,368
         425 Essex Property Trust, Inc.               127,866
       1,214 Extra Space Storage, Inc.                128,223
         989 Federal Realty Investment Trust          127,314
       3,776 Healthpeak Properties, Inc.              130,159
       6,820 Host Hotels & Resorts, Inc.              126,511
       4,330 Invitation Homes, Inc.                   129,770
         976 Mid-America Apartment
                Communities, Inc.                     128,695
       1,435 Prologis, Inc.                           127,916
         600 Public Storage                           127,776
       1,742 Realty Income Corp.                      128,263
       2,025 Regency Centers Corp.                    127,757
         526 SBA Communications Corp.                 126,761
         865 Simon Property Group, Inc.               128,850
         850 Sun Communities, Inc.                    127,585
       2,736 UDR, Inc.                                127,771
       2,208 Ventas, Inc.                             127,490
       4,997 VICI Properties, Inc.                    127,673
       1,882 Vornado Realty Trust                     125,153
       1,573 Welltower, Inc.                          128,640
       4,224 Weyerhaeuser Co.                         127,565
       1,613 WP Carey, Inc.                           129,105
                                               --------------
                                                    4,094,564
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
         431 Costco Wholesale Corp.                   126,680
       4,374 Kroger (The) Co.                         126,802
       1,493 Sysco Corp.                              127,711
       2,158 Walgreens Boots Alliance, Inc.           127,236
       1,051 Walmart, Inc.                            124,901
                                               --------------
                                                      633,330
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 2.8%
       2,736 Archer-Daniels-Midland Co.        $      126,814
       1,667 Beyond Meat, Inc. (a)                    126,025
       2,594 Campbell Soup Co.                        128,195
       3,674 Conagra Brands, Inc.                     125,798
       2,376 General Mills, Inc.                      127,259
         862 Hershey (The) Co.                        126,697
       2,815 Hormel Foods Corp.                       126,985
       1,219 J.M. Smucker (The) Co.                   126,934
       1,853 Kellogg Co.                              128,153
       3,948 Kraft Heinz (The) Co.                    126,849
       1,479 Lamb Weston Holdings, Inc.               127,238
         749 McCormick & Co., Inc.                    127,128
       2,289 Mondelez International, Inc.,
                Class A                               126,078
       1,393 Tyson Foods, Inc., Class A               126,819
                                               --------------
                                                    1,776,972
                                               --------------
             GAS UTILITIES -- 0.2%
       1,135 Atmos Energy Corp.                       126,961
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.2%
       1,459 Abbott Laboratories                      126,729
         777 ABIOMED, Inc. (a)                        132,548
         463 Align Technology, Inc. (a)               129,195
       1,537 Baxter International, Inc.               128,524
         468 Becton, Dickinson and Co.                127,282
       2,804 Boston Scientific Corp. (a)              126,797
         397 Cooper (The) Cos., Inc.                  127,552
         835 Danaher Corp.                            128,156
       2,223 DENTSPLY SIRONA, Inc.                    125,800
         598 DexCom, Inc. (a)                         130,806
         539 Edwards Lifesciences Corp. (a)           125,743
       2,428 Hologic, Inc. (a)                        126,766
         486 IDEXX Laboratories, Inc. (a)             126,909
         215 Intuitive Surgical, Inc. (a)             127,097
       1,115 Medtronic PLC                            126,497
         811 ResMed, Inc.                             125,681
         606 Stryker Corp.                            127,224
         343 Teleflex, Inc.                           129,119
         890 Varian Medical Systems, Inc. (a)         126,389
         849 West Pharmaceutical Services,
                Inc.                                  127,630
         851 Zimmer Biomet Holdings, Inc.             127,378
                                               --------------
                                                    2,679,822
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.0%
       1,490 AmerisourceBergen Corp.                  126,680
         423 Anthem, Inc.                             127,759
       2,464 Cardinal Health, Inc.                    124,629
       2,046 Centene Corp. (a)                        128,632
         621 Cigna Corp.                              126,988
       1,694 CVS Health Corp.                         125,847
       1,734 DaVita, Inc. (a)                         130,102
         859 HCA Healthcare, Inc.                     126,969
       1,894 Henry Schein, Inc. (a)                   126,368
         345 Humana, Inc.                             126,450
         749 Laboratory Corp. of America
                Holdings (a)                          126,708


                        See Notes to Financial Statements                Page 31

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         925 McKesson Corp.                    $      127,946
       1,176 Quest Diagnostics, Inc.                  125,585
         431 UnitedHealth Group, Inc.                 126,705
         876 Universal Health Services, Inc.,
                Class B                               125,671
                                               --------------
                                                    1,903,039
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.4%
       1,751 Cerner Corp.                             128,506
         897 Veeva Systems, Inc., Class A (a)         126,172
                                               --------------
                                                      254,678
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.2%
       2,526 Carnival Corp.                           128,397
         152 Chipotle Mexican Grill, Inc. (a)         127,241
       1,146 Darden Restaurants, Inc.                 124,926
         435 Domino's Pizza, Inc.                     127,794
       1,145 Hilton Worldwide Holdings, Inc.          126,992
       1,834 Las Vegas Sands Corp.                    126,619
         842 Marriott International, Inc.,
                Class A                               127,504
         643 McDonald's Corp.                         127,063
       3,783 MGM Resorts International                125,860
       2,201 Norwegian Cruise Line Holdings
                Ltd. (a)                              128,560
         959 Royal Caribbean Cruises Ltd.             128,036
       1,439 Starbucks Corp.                          126,517
         515 Vail Resorts, Inc.                       123,513
         908 Wynn Resorts Ltd.                        126,094
       2,610 Yum China Holdings, Inc.                 125,306
       1,256 Yum! Brands, Inc.                        126,517
                                               --------------
                                                    2,026,939
                                               --------------
             HOUSEHOLD DURABLES -- 0.8%
       2,397 D.R. Horton, Inc.                        126,442
       1,295 Garmin Ltd.                              126,340
       2,268 Lennar Corp., Class A                    126,532
          34 NVR, Inc. (a)                            129,486
                                               --------------
                                                      508,800
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       1,800 Church & Dwight Co., Inc.                126,612
         827 Clorox (The) Co.                         126,978
       1,836 Colgate-Palmolive Co.                    126,390
         919 Kimberly-Clark Corp.                     126,408
       1,003 Procter & Gamble (The) Co.               125,275
                                               --------------
                                                      631,663
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.4%
       6,387 AES Corp.                                127,101
       5,227 Vistra Energy Corp.                      120,169
                                               --------------
                                                      247,270
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.8%
         729 3M Co.                                   128,610
      11,481 General Electric Co.                     128,128


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES
                (CONTINUED)
         716 Honeywell International, Inc.     $      126,732
         361 Roper Technologies, Inc.                 127,877
                                               --------------
                                                      511,347
                                               --------------
             INSURANCE -- 4.9%
       2,380 Aflac, Inc.                              125,902
         157 Alleghany Corp. (a)                      125,532
       1,133 Allstate (The) Corp.                     127,406
       2,453 American International Group,
                Inc.                                  125,912
       2,964 Arch Capital Group Ltd. (a)              127,126
       1,325 Arthur J. Gallagher & Co.                126,180
       3,171 Brown & Brown, Inc.                      125,191
         816 Chubb Ltd.                               127,019
       1,213 Cincinnati Financial Corp.               127,547
         743 Erie Indemnity Co., Class A              123,338
         455 Everest Re Group Ltd.                    125,962
       2,779 Fidelity National Financial, Inc.        126,028
       1,186 Globe Life, Inc.                         124,826
       2,075 Hartford Financial Services Group
                (The), Inc.                           126,098
       2,100 Lincoln National Corp.                   123,921
       2,448 Loews Corp.                              128,495
         111 Markel Corp. (a)                         126,892
       1,126 Marsh & McLennan Cos., Inc.              125,448
       2,472 MetLife, Inc.                            125,998
       2,294 Principal Financial Group, Inc.          126,170
       1,753 Progressive (The) Corp.                  126,900
       1,330 Prudential Financial, Inc.               124,674
         766 Reinsurance Group of America,
                Inc.                                  124,904
         927 Travelers (The) Cos., Inc.               126,953
       1,832 W.R. Berkley Corp.                       126,591
                                               --------------
                                                    3,151,013
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 1.2%
          94 Alphabet, Inc., Class A (a)              125,903
         613 Facebook, Inc., Class A (a)              125,818
         522 IAC/InterActiveCorp (a)                  130,035
       8,138 Snap, Inc., Class A (a)                  132,893
       3,953 Twitter, Inc. (a)                        126,694
       2,868 Zillow Group, Inc., Class C (a)          131,756
                                               --------------
                                                      773,099
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.8%
          71 Amazon.com, Inc. (a)                     131,197
          63 Booking Holdings, Inc. (a)               129,385
       3,503 eBay, Inc.                               126,493
       1,147 Expedia Group, Inc.                      124,037
                                               --------------
                                                      511,112
                                               --------------
             IT SERVICES -- 5.0%
         598 Accenture PLC, Class A                   125,921
       1,471 Akamai Technologies, Inc. (a)            127,065
         744 Automatic Data Processing, Inc.          126,852
       1,785 Booz Allen Hamilton Holding
                Corp.                                 126,967


Page 32                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
       1,029 Broadridge Financial Solutions,
                Inc.                           $      127,123
       2,006 Cognizant Technology Solutions
                Corp., Class A                        124,412
       3,373 DXC Technology Co.                       126,791
         598 EPAM Systems, Inc. (a)                   126,872
         912 Fidelity National Information
                Services, Inc.                        126,850
       1,087 Fiserv, Inc. (a)                         125,690
         436 FleetCor Technologies, Inc. (a)          125,446
         827 Gartner, Inc. (a)                        127,441
         693 Global Payments, Inc.                    126,514
       1,827 GoDaddy, Inc., Class A (a)               124,090
         931 International Business Machines
                Corp.                                 124,791
         864 Jack Henry & Associates, Inc.            125,859
       1,305 Leidos Holdings, Inc.                    127,746
         425 Mastercard, Inc., Class A                126,901
       1,088 Okta, Inc. (a)                           125,522
       1,477 Paychex, Inc.                            125,634
       1,165 PayPal Holdings, Inc. (a)                126,018
       1,971 Square, Inc., Class A (a)                123,306
       1,262 Twilio, Inc., Class A (a)                124,029
         661 VeriSign, Inc. (a)                       127,361
         676 Visa, Inc., Class A                      127,020
                                               --------------
                                                    3,152,221
                                               --------------
             LEISURE PRODUCTS -- 0.2%
       1,206 Hasbro, Inc.                             127,366
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.6%
       1,495 Agilent Technologies, Inc.               127,539
       7,040 Avantor, Inc. (a)                        127,776
         387 Illumina, Inc. (a)                       128,383
         824 IQVIA Holdings, Inc. (a)                 127,316
         161 Mettler-Toledo International,
                Inc. (a)                              127,718
       1,315 PerkinElmer, Inc.                        127,687
         389 Thermo Fisher Scientific, Inc.           126,374
         546 Waters Corp. (a)                         127,573
                                               --------------
                                                    1,020,366
                                               --------------
             MACHINERY -- 2.6%
         861 Caterpillar, Inc.                        127,152
         701 Cummins, Inc.                            125,451
         728 Deere & Co.                              126,133
       1,109 Dover Corp.                              127,823
       1,663 Fortive Corp.                            127,037
         745 IDEX Corp.                               128,140
         705 Illinois Tool Works, Inc.                126,639
         940 Ingersoll-Rand PLC                       124,945
       1,587 PACCAR, Inc.                             125,532
         612 Parker-Hannifin Corp.                    125,962
         765 Stanley Black & Decker, Inc.             126,791
       1,664 Westinghouse Air Brake
                Technologies Corp.                    129,459


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MACHINERY (CONTINUED)
       1,619 Xylem, Inc.                       $      127,561
                                               --------------
                                                    1,648,625
                                               --------------
             MEDIA -- 1.8%
       4,681 Altice USA, Inc., Class A (a)            127,979
         266 Charter Communications, Inc.,
                Class A (a)                           129,031
       2,889 Comcast Corp., Class A                   129,918
       3,832 Discovery, Inc., Class A (a)             125,460
       3,407 Fox Corp., Class A                       126,297
       1,033 Liberty Broadband Corp.,
                Class C (a)                           129,900
       1,559 Omnicom Group, Inc.                      126,310
      17,665 Sirius XM Holdings, Inc.                 126,305
       2,973 ViacomCBS, Inc., Class B                 124,777
                                               --------------
                                                    1,145,977
                                               --------------
             METALS & MINING -- 0.6%
       9,810 Freeport-McMoRan, Inc.                   128,707
       3,084 Newmont Goldcorp Corp.                   134,000
       2,222 Nucor Corp.                              125,054
                                               --------------
                                                      387,761
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
      13,245 Annaly Capital Management, Inc.          124,768
                                               --------------
             MULTILINE RETAIL -- 0.6%
         808 Dollar General Corp.                     126,032
       1,353 Dollar Tree, Inc. (a)                    127,250
         979 Target Corp.                             125,517
                                               --------------
                                                      378,799
                                               --------------
             MULTI-UTILITIES -- 2.0%
       1,661 Ameren Corp.                             127,565
       4,726 CenterPoint Energy, Inc.                 128,878
       2,020 CMS Energy Corp.                         126,937
       1,406 Consolidated Edison, Inc.                127,201
       1,552 Dominion Energy, Inc.                    128,537
         976 DTE Energy Co.                           126,753
       4,585 NiSource, Inc.                           127,646
       2,167 Public Service Enterprise Group,
                Inc.                                  127,961
         837 Sempra Energy                            126,789
       1,375 WEC Energy Group, Inc.                   126,816
                                               --------------
                                                    1,275,083
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 4.0%
       2,054 Cheniere Energy, Inc. (a)                125,438
       1,061 Chevron Corp.                            127,861
       1,507 Concho Resources, Inc.                   131,968
       1,985 ConocoPhillips                           129,084
       3,759 Continental Resources, Inc.              128,934
       5,009 Devon Energy Corp.                       130,084
       1,434 Diamondback Energy, Inc.                 133,161
       1,545 EOG Resources, Inc.                      129,409
       1,806 Exxon Mobil Corp.                        126,022
       1,954 Hess Corp.                               130,547
       6,040 Kinder Morgan, Inc.                      127,867


                        See Notes to Financial Statements                Page 33

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
       9,595 Marathon Oil Corp.                $      130,300
       2,051 Marathon Petroleum Corp.                 123,573
       5,414 Noble Energy, Inc.                       134,484
       3,247 Occidental Petroleum Corp.               133,809
       1,693 ONEOK, Inc.                              128,109
       1,117 Phillips 66                              124,445
         860 Pioneer Natural Resources Co.            130,178
       1,325 Valero Energy Corp.                      124,086
       5,326 Williams (The) Cos., Inc.                126,333
                                               --------------
                                                    2,575,692
                                               --------------
             PERSONAL PRODUCTS -- 0.2%
         613 Estee Lauder (The) Cos., Inc.,
                Class A                               126,609
                                               --------------
             PHARMACEUTICALS -- 1.6%
       2,009 Bristol-Myers Squibb Co.                 128,958
       4,401 Elanco Animal Health, Inc. (a)           129,609
         960 Eli Lilly & Co.                          126,173
         867 Johnson & Johnson                        126,469
       1,389 Merck & Co., Inc.                        126,330
       6,395 Mylan N.V. (a)                           128,540
       3,207 Pfizer, Inc.                             125,650
         961 Zoetis, Inc.                             127,188
                                               --------------
                                                    1,018,917
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
         213 CoStar Group, Inc. (a)                   127,438
         919 Equifax, Inc.                            128,770
       1,485 TransUnion                               127,131
         850 Verisk Analytics, Inc.                   126,939
                                               --------------
                                                      510,278
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
       2,096 CBRE Group, Inc., Class A (a)            128,464
                                               --------------
             ROAD & RAIL -- 1.6%
       1,744 CSX Corp.                                126,196
       1,090 J.B. Hunt Transport Services,
                Inc.                                  127,290
         822 Kansas City Southern                     125,897
       2,653 Lyft, Inc., Class A (a)                  114,132
         654 Norfolk Southern Corp.                   126,961
         674 Old Dominion Freight Line, Inc.          127,912
       4,166 Uber Technologies, Inc. (a)              123,897
         707 Union Pacific Corp.                      127,819
                                               --------------
                                                    1,000,104
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.6%
       2,889 Advanced Micro Devices, Inc. (a)         132,490
       1,058 Analog Devices, Inc.                     125,733
       2,054 Applied Materials, Inc.                  125,376
         398 Broadcom, Inc.                           125,776
       2,161 Intel Corp.                              129,336
         717 KLA Corp.                                127,748
         426 Lam Research Corp.                       124,562
       4,904 Marvell Technology Group Ltd.            130,250


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
       2,050 Maxim Integrated Products, Inc.   $      126,095
       1,211 Microchip Technology, Inc.               126,816
       2,295 Micron Technology, Inc. (a)              123,425
         531 NVIDIA Corp.                             124,944
       1,431 QUALCOMM, Inc.                           126,257
       1,068 Skyworks Solutions, Inc.                 129,100
       1,836 Teradyne, Inc.                           125,197
         987 Texas Instruments, Inc.                  126,622
         632 Universal Display Corp.                  130,236
       1,289 Xilinx, Inc.                             126,026
                                               --------------
                                                    2,285,989
                                               --------------
             SOFTWARE -- 4.6%
         387 Adobe, Inc. (a)                          127,636
         494 ANSYS, Inc. (a)                          127,161
         691 Autodesk, Inc. (a)                       126,771
       1,796 Cadence Design Systems, Inc. (a)         124,571
       1,137 Citrix Systems, Inc.                     126,093
         342 Fair Isaac Corp. (a)                     128,141
       1,181 Fortinet, Inc. (a)                       126,084
         476 Intuit, Inc.                             124,679
         807 Microsoft Corp.                          127,264
       4,888 NortonLifeLock, Inc.                     124,742
       2,366 Oracle Corp.                             125,351
         549 Palo Alto Networks, Inc. (a)             126,956
         484 Paycom Software, Inc. (a)                128,144
         750 RingCentral, Inc., Class A (a)           126,502
         770 salesforce.com, Inc. (a)                 125,233
         451 ServiceNow, Inc. (a)                     127,326
         843 Splunk, Inc. (a)                         126,256
       2,078 SS&C Technologies Holdings, Inc.         127,589
         905 Synopsys, Inc. (a)                       125,976
         484 Trade Desk (The), Inc.,
                Class A (a)                           125,733
         843 VMware, Inc., Class A (a)                127,959
         764 Workday, Inc., Class A (a)               125,640
       2,619 Zscaler, Inc. (a)                        121,783
                                               --------------
                                                    2,903,590
                                               --------------
             SPECIALTY RETAIL -- 2.6%
         803 Advance Auto Parts, Inc.                 128,608
         104 AutoZone, Inc. (a)                       123,896
       1,437 Best Buy Co., Inc.                       126,169
         562 Burlington Stores, Inc. (a)              128,153
       1,359 CarMax, Inc. (a)                         119,144
         574 Home Depot (The), Inc.                   125,350
       1,060 Lowe's Cos., Inc.                        126,946
         288 O'Reilly Automotive, Inc. (a)            126,219
       1,102 Ross Stores, Inc.                        128,295
         950 Tiffany & Co.                            126,967
       2,101 TJX (The) Cos., Inc.                     128,287
       1,369 Tractor Supply Co.                       127,919
         510 Ulta Beauty, Inc. (a)                    129,101
                                               --------------
                                                    1,645,054
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.4%
         451 Apple, Inc.                              132,436


Page 34                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS (CONTINUED)
       2,554 Dell Technologies, Inc.,
                Class C (a)                    $      131,250
       8,073 Hewlett Packard Enterprise Co.           128,038
       6,175 HP, Inc.                                 126,896
       2,030 NetApp, Inc.                             126,368
       2,135 Seagate Technology PLC                   127,033
       2,084 Western Digital Corp.                    132,271
                                               --------------
                                                      904,292
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.4%
       1,275 NIKE, Inc., Class B                      129,170
       1,301 VF Corp.                                 129,658
                                               --------------
                                                      258,828
                                               --------------
             TOBACCO -- 0.4%
       2,462 Altria Group, Inc.                       122,878
       1,467 Philip Morris International, Inc.        124,827
                                               --------------
                                                      247,705
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.6%
       3,419 Fastenal Co.                             126,332
         759 United Rentals, Inc. (a)                 126,579
         377 W.W. Grainger, Inc.                      127,622
                                               --------------
                                                      380,533
                                               --------------
             WATER UTILITIES -- 0.2%
       1,039 American Water Works Co., Inc.           127,641
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
       1,636 T-Mobile US, Inc. (a)                    128,295
                                               --------------
             TOTAL INVESTMENTS -- 99.9%            63,460,118
             (Cost $54,024,196) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    47,182
                                               --------------
             NET ASSETS -- 100.0%              $   63,507,300
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $54,516,339. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,973,395 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,029,616. The net unrealized appreciation was $8,943,779.


-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          LEVEL 2            LEVEL 3
                       LEVEL 1          SIGNIFICANT        SIGNIFICANT
                       QUOTED           OBSERVABLE        UNOBSERVABLE
                       PRICES             INPUTS             INPUTS
                   -----------------------------------------------------
Common Stocks*     $    63,460,118     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 6.4%
       4,134 Boeing (The) Co.                  $    1,346,692
       9,474 United Technologies Corp.              1,418,826
                                               --------------
                                                    2,765,518
                                               --------------
             BANKS -- 3.3%
      10,323 JPMorgan Chase & Co.                   1,439,026
                                               --------------
             BEVERAGES -- 3.3%
      25,952 Coca-Cola (The) Co.                    1,436,443
                                               --------------
             CAPITAL MARKETS -- 3.4%
       6,277 Goldman Sachs Group (The), Inc.        1,443,271
                                               --------------
             CHEMICALS -- 3.4%
      26,508 Dow, Inc.                              1,450,783
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.5%
      31,177 Cisco Systems, Inc.                    1,495,249
                                               --------------
             CONSUMER FINANCE -- 3.3%
      11,324 American Express Co.                   1,409,725
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.3%
      23,225 Verizon Communications, Inc.           1,426,015
                                               --------------
             ENTERTAINMENT -- 3.2%
       9,648 Walt Disney (The) Co.                  1,395,390
                                               --------------
             FOOD & STAPLES RETAILING -- 6.6%
      24,401 Walgreens Boots Alliance, Inc.         1,438,683
      11,741 Walmart, Inc.                          1,395,300
                                               --------------
                                                    2,833,983
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.4%
       4,947 UnitedHealth Group, Inc.               1,454,319
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
       7,165 McDonald's Corp.                       1,415,876
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.3%
      11,256 Procter & Gamble (The) Co.             1,405,874
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.4%
       8,367 3M Co.                                 1,476,106
                                               --------------
             INSURANCE -- 3.3%
      10,411 Travelers (The) Cos., Inc.             1,425,787
                                               --------------
             IT SERVICES -- 6.6%
      10,523 International Business Machines
                Corp.                               1,410,503
       7,628 Visa, Inc., Class A                    1,433,301
                                               --------------
                                                    2,843,804
                                               --------------
             MACHINERY -- 3.3%
       9,705 Caterpillar, Inc.                      1,433,234
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.7%
      11,973 Chevron Corp.                          1,442,866
      20,401 Exxon Mobil Corp.                      1,423,582
                                               --------------
                                                    2,866,448
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 10.1%
       9,990 Johnson & Johnson                 $    1,457,241
      15,835 Merck & Co., Inc.                      1,440,193
      36,847 Pfizer, Inc.                           1,443,666
                                               --------------
                                                    4,341,100
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
      24,439 Intel Corp.                            1,462,674
                                               --------------
             SOFTWARE -- 3.3%
       9,140 Microsoft Corp.                        1,441,378
                                               --------------
             SPECIALTY RETAIL -- 3.3%
       6,597 Home Depot (The), Inc.                 1,440,653
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.5%
       5,133 Apple, Inc.                            1,507,306
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 3.4%
      14,445 NIKE, Inc., Class B                    1,463,423
                                               --------------
             TOTAL INVESTMENTS -- 100.0%           43,073,385
             (Cost $41,629,364) (a)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                     3,639
                                               --------------
             NET ASSETS -- 100.0%              $   43,077,024
                                               ==============

(a) Aggregate cost for federal income tax purposes is $41,766,273. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,396,131 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,089,019. The net unrealized appreciation was $1,307,112.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          LEVEL 2            LEVEL 3
                       LEVEL 1          SIGNIFICANT        SIGNIFICANT
                       QUOTED           OBSERVABLE        UNOBSERVABLE
                       PRICES             INPUTS             INPUTS
                   -----------------------------------------------------
Common Stocks*     $    43,073,385     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 1.6%
       1,693 General Dynamics Corp.            $      298,560
       1,366 Lockheed Martin Corp.                    531,893
       3,893 Textron, Inc.                            173,628
                                               --------------
                                                    1,004,081
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.5%
       1,937 FedEx Corp.                              292,894
                                               --------------
             AIRLINES -- 0.7%
       8,446 American Airlines Group, Inc.            242,231
       2,470 United Airlines Holdings,
                Inc. (a)                              217,583
                                               --------------
                                                      459,814
                                               --------------
             AUTOMOBILES -- 0.9%
      28,433 Ford Motor Co.                           264,427
       8,956 General Motors Co.                       327,789
                                               --------------
                                                      592,216
                                               --------------
             BANKS -- 3.3%
       2,780 Citigroup, Inc.                          222,094
       6,943 Citizens Financial Group, Inc.           281,955
       4,134 Comerica, Inc.                           296,615
       3,400 JPMorgan Chase & Co.                     473,960
       2,205 M&T Bank Corp.                           374,299
         926 SVB Financial Group (a)                  232,463
       3,011 U.S. Bancorp                             178,522
                                               --------------
                                                    2,059,908
                                               --------------
             BEVERAGES -- 2.0%
       6,666 Coca-Cola (The) Co.                      368,963
       4,512 Molson Coors Brewing Co.,
                Class B                               243,197
       4,816 PepsiCo, Inc.                            658,203
                                               --------------
                                                    1,270,363
                                               --------------
             BIOTECHNOLOGY -- 3.1%
       1,828 AbbVie, Inc.                             161,851
       1,737 Alexion Pharmaceuticals, Inc. (a)        187,857
         500 Biogen, Inc. (a)                         148,365
       3,068 BioMarin Pharmaceutical, Inc. (a)        259,400
         861 Regeneron Pharmaceuticals,
                Inc. (a)                              323,288
       6,705 Sarepta Therapeutics, Inc. (a)           865,213
                                               --------------
                                                    1,945,974
                                               --------------
             BUILDING PRODUCTS -- 1.1%
       3,189 Allegion PLC                             397,158
       7,490 Johnson Controls International
                PLC                                   304,918
                                               --------------
                                                      702,076
                                               --------------
             CAPITAL MARKETS -- 3.4%
       4,644 Bank of New York Mellon (The)
                Corp.                                 233,732
       1,907 Moody's Corp.                            452,741
       3,030 MSCI, Inc.                               782,285
       3,570 Northern Trust Corp.                     379,277
       3,638 State Street Corp.                       287,766
                                               --------------
                                                    2,135,801
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS -- 2.7%
       1,481 Celanese Corp.                    $      182,341
       4,286 Dow, Inc.                                234,573
       4,319 DuPont de Nemours, Inc.                  277,280
       1,118 Eastman Chemical Co.                      88,612
         715 International Flavors &
                Fragrances, Inc.                       92,249
       2,137 LyondellBasell Industries N.V.,
                Class A                               201,904
      27,395 Mosaic (The) Co.                         592,828
                                               --------------
                                                    1,669,787
                                               --------------
             CONSUMER FINANCE -- 2.5%
       5,838 Ally Financial, Inc.                     178,409
       3,098 American Express Co.                     385,670
       7,473 Capital One Financial Corp.              769,046
       6,150 Synchrony Financial                      221,462
                                               --------------
                                                    1,554,587
                                               --------------
             CONTAINERS & PACKAGING -- 0.1%
       1,947 International Paper Co.                   89,659
                                               --------------
             DISTRIBUTORS -- 0.6%
       3,246 Genuine Parts Co.                        344,823
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.2%
      14,475 AXA Equitable Holdings, Inc.             358,690
       1,763 Berkshire Hathaway, Inc.,
                Class B (a)                           399,320
                                               --------------
                                                      758,010
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       6,120 Verizon Communications, Inc.             375,768
                                               --------------
             ELECTRIC UTILITIES -- 4.2%
       5,129 Duke Energy Corp.                        467,816
       3,652 Entergy Corp.                            437,509
       6,895 Evergy, Inc.                             448,795
       5,696 Eversource Energy                        484,559
       8,378 FirstEnergy Corp.                        407,171
       4,177 Pinnacle West Capital Corp.              375,638
                                               --------------
                                                    2,621,488
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.6%
       1,830 AMETEK, Inc.                             182,524
         856 Rockwell Automation, Inc.                173,486
                                               --------------
                                                      356,010
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
       6,149 Amphenol Corp., Class A                  665,506
       7,311 Corning, Inc.                            212,823
                                               --------------
                                                      878,329
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.7%
      11,451 Baker Hughes Co.                         293,489
      25,007 Halliburton Co.                          611,921
       3,648 Schlumberger Ltd.                        146,650
                                               --------------
                                                    1,052,060
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 0.6%
       1,067 Netflix, Inc. (a)                 $      345,249
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 7.3%
       2,332 Alexandria Real Estate Equities,
                Inc.                                  376,805
       1,846 AvalonBay Communities, Inc.              387,106
       2,955 Boston Properties, Inc.                  407,376
       3,574 Camden Property Trust                    379,201
       4,795 Equity Residential                       388,011
       1,137 Essex Property Trust, Inc.               342,078
       3,385 Extra Space Storage, Inc.                357,524
       2,762 Federal Realty Investment Trust          355,552
       3,008 Mid-America Apartment
                Communities, Inc.                     396,635
         654 Public Storage                           139,276
         713 Simon Property Group, Inc.               106,209
       7,973 UDR, Inc.                                372,339
       8,860 Vornado Realty Trust                     589,190
                                               --------------
                                                    4,597,302
                                               --------------
             FOOD & STAPLES RETAILING -- 3.2%
      11,548 Kroger (The) Co.                         334,777
       9,731 Sysco Corp.                              832,390
       8,239 Walgreens Boots Alliance, Inc.           485,771
       3,225 Walmart, Inc.                            383,259
                                               --------------
                                                    2,036,197
                                               --------------
             FOOD PRODUCTS -- 3.0%
       7,587 Archer-Daniels-Midland Co.               351,658
       3,028 Hershey (The) Co.                        445,055
      11,082 Kraft Heinz (The) Co.                    356,065
       4,343 McCormick & Co., Inc.                    737,137
                                               --------------
                                                    1,889,915
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.8%
       2,916 ABIOMED, Inc. (a)                        497,440
       2,334 Align Technology, Inc. (a)               651,279
       3,563 Medtronic PLC                            404,222
       1,451 ResMed, Inc.                             224,862
       2,989 Stryker Corp.                            627,511
                                               --------------
                                                    2,405,314
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.3%
       2,650 AmerisourceBergen Corp.                  225,303
       7,502 Cardinal Health, Inc.                    379,451
      11,465 Centene Corp. (a)                        720,805
       2,133 Cigna Corp.                              436,177
       4,056 CVS Health Corp.                         301,320
       1,609 McKesson Corp.                           222,557
       1,373 UnitedHealth Group, Inc.                 403,635
                                               --------------
                                                    2,689,248
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.3%
       1,180 Veeva Systems, Inc., Class A (a)         165,979
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.2%
         833 Wynn Resorts Ltd.                 $      115,679
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
       5,059 Lennar Corp., Class A                    282,242
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.5%
       1,745 3M Co.                                   307,853
                                               --------------
             INSURANCE -- 10.4%
       6,864 Aflac, Inc.                              363,106
       5,012 Allstate (The) Corp.                     563,600
       3,733 American International Group,
                Inc.                                  191,615
       8,273 Arch Capital Group Ltd. (a)              354,829
       2,455 Chubb Ltd.                               382,145
       2,882 Cincinnati Financial Corp.               303,042
         744 Everest Re Group Ltd.                    205,969
       8,004 Fidelity National Financial, Inc.        362,981
       9,527 Hartford Financial Services Group
                (The), Inc.                           578,956
       7,037 Lincoln National Corp.                   415,253
      11,019 Loews Corp.                              578,387
         318 Markel Corp. (a)                         363,528
       4,545 Principal Financial Group, Inc.          249,975
       1,997 Progressive (The) Corp.                  144,563
       4,806 Prudential Financial, Inc.               450,515
       3,972 Reinsurance Group of America,
                Inc.                                  647,674
       5,541 W.R. Berkley Corp.                       382,883
                                               --------------
                                                    6,539,021
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.8%
      10,342 Zillow Group, Inc., Class C (a)          475,111
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.5%
         338 Booking Holdings, Inc. (a)               694,161
       2,482 Expedia Group, Inc.                      268,403
                                               --------------
                                                      962,564
                                               --------------
             IT SERVICES -- 7.5%
       2,052 Accenture PLC, Class A                   432,090
       2,205 Automatic Data Processing, Inc.          375,952
       4,476 Cognizant Technology Solutions
                Corp., Class A                        277,602
      31,350 DXC Technology Co.                     1,178,446
       2,519 Mastercard, Inc., Class A                752,148
       7,412 Paychex, Inc.                            630,465
       5,443 Square, Inc., Class A (a)                340,514
       3,798 Visa, Inc., Class A                      713,644
                                               --------------
                                                    4,700,861
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.8%
         483 Mettler-Toledo International,
                Inc. (a)                              383,154
         593 Waters Corp. (a)                         138,555
                                               --------------
                                                      521,709
                                               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2019

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY -- 1.1%
       2,731 Fortive Corp.                     $      208,621
         983 IDEX Corp.                               169,076
       1,026 Illinois Tool Works, Inc.                184,300
       1,886 Xylem, Inc.                              148,598
                                               --------------
                                                      710,595
                                               --------------
             MEDIA -- 1.6%
         739 Charter Communications, Inc.,
                Class A (a)                           358,474
       3,393 Discovery, Inc., Class A (a)             111,087
       2,935 Liberty Broadband Corp.,
                Class C (a)                           369,076
       4,486 ViacomCBS, Inc., Class B                 188,278
                                               --------------
                                                    1,026,915
                                               --------------
             METALS & MINING -- 0.8%
      14,315 Freeport-McMoRan, Inc.                   187,813
       5,793 Nucor Corp.                              326,030
                                               --------------
                                                      513,843
                                               --------------
             MULTI-UTILITIES -- 1.3%
       4,820 Consolidated Edison, Inc.                436,065
       6,801 Public Service Enterprise Group,
                Inc.                                  401,599
                                               --------------
                                                      837,664
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.8%
       2,648 Chevron Corp.                            319,110
       6,431 Concho Resources, Inc.                   563,163
       8,666 Continental Resources, Inc.              297,244
      21,799 Devon Energy Corp.                       566,120
       4,596 Exxon Mobil Corp.                        320,709
      15,534 Kinder Morgan, Inc.                      328,855
      35,424 Marathon Oil Corp.                       481,058
       6,413 Marathon Petroleum Corp.                 386,383
       7,519 Occidental Petroleum Corp.               309,858
       2,820 Phillips 66                              314,176
       3,728 Valero Energy Corp.                      349,127
                                               --------------
                                                    4,235,803
                                               --------------
             PERSONAL PRODUCTS -- 0.3%
         912 Estee Lauder (The) Cos., Inc.,
                Class A                               188,364
                                               --------------
             PHARMACEUTICALS -- 2.5%
       3,018 Bristol-Myers Squibb Co.                 193,726
       5,945 Elanco Animal Health, Inc. (a)           175,080
       3,818 Johnson & Johnson                        556,932
      11,845 Mylan N.V. (a)                           238,085
       5,591 Pfizer, Inc.                             219,055
       1,484 Zoetis, Inc.                             196,407
                                               --------------
                                                    1,579,285
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.3%
         497 Broadcom, Inc.                           157,062
       1,206 KLA Corp.                                214,873
       5,822 Micron Technology, Inc. (a)              313,107


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
       1,146 Xilinx, Inc.                      $      112,045
                                               --------------
                                                      797,087
                                               --------------
             SOFTWARE -- 3.6%
       1,914 ANSYS, Inc. (a)                          492,683
       4,228 Citrix Systems, Inc.                     468,885
       2,301 Intuit, Inc.                             602,701
       2,898 Microsoft Corp.                          457,015
       1,894 SS&C Technologies Holdings, Inc.         116,292
       2,601 Zscaler, Inc. (a)                        120,946
                                               --------------
                                                    2,258,522
                                               --------------
             SPECIALTY RETAIL -- 1.4%
       1,797 Home Depot (The), Inc.                   392,429
       1,624 Ross Stores, Inc.                        189,066
       1,100 Ulta Beauty, Inc. (a)                    278,454
                                               --------------
                                                      859,949
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.1%
      15,951 Hewlett Packard Enterprise Co.           252,983
       9,004 HP, Inc.                                 185,032
       3,791 NetApp, Inc.                             235,990
                                               --------------
                                                      674,005
                                               --------------
             TOBACCO -- 0.8%
       7,743 Altria Group, Inc.                       386,453
       1,425 Philip Morris International, Inc.        121,253
                                               --------------
                                                      507,706
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.3%
       4,711 Fastenal Co.                             174,071
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          62,561,701
             (Cost $58,731,203)                --------------

             MONEY MARKET FUNDS -- 0.1%
      62,351 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.50% (b)                      62,351
             (Cost $62,351)                    --------------

             TOTAL INVESTMENTS -- 99.9%            62,624,052
             (Cost $58,793,554) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    71,703
                                               --------------
             NET ASSETS -- 100.0%              $   62,695,755
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2019.

(c) Aggregate cost for federal income tax purposes is $59,537,613. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,773,225 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $686,786. The net unrealized appreciation was $3,086,439.


                        See Notes to Financial Statements                Page 39

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2019

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          LEVEL 2            LEVEL 3
                       LEVEL 1          SIGNIFICANT        SIGNIFICANT
                       QUOTED           OBSERVABLE        UNOBSERVABLE
                       PRICES             INPUTS             INPUTS
                   -----------------------------------------------------
Common Stocks*     $    62,561,701     $           --     $           --
Money Market
   Funds                    62,351                 --                 --
                   -----------------------------------------------------
Total Investments  $    62,624,052     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 40                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2019

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF          PORTFOLIO ETF          ETF               ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value...............................  $   18,243,755    $   63,460,118    $   43,073,385    $   62,624,052
Cash................................................             120                --                --                --
Receivables:
      Dividends.....................................          32,165            91,197            28,978           105,847
      Securities lending income.....................             422                --                --                --
Prepaid expenses....................................           7,639                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Assets..................................      18,284,101        63,551,315        43,102,363        62,729,899
                                                      --------------    --------------    --------------    --------------

LIABILITIES:
Due to custodian....................................              --            12,417             7,026                --
Payables:
      Collateral for securities on loan.............         121,642                --                --                --
      Audit and tax fees............................          22,924                --                --                --
      Investment advisory fees......................          10,177           31,598             18,313            34,144
      Shareholder reporting fees....................           4,834                --                --                --
      Licensing fees................................             652                --                --                --
      Trustees' fees................................              30                --                --                --
Other liabilities...................................          24,250                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Liabilities.............................         184,509            44,015            25,339            34,144
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   18,099,592    $   63,507,300    $   43,077,024    $   62,695,755
                                                      ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................  $   17,706,056    $   56,147,770    $   41,893,020    $   63,896,970
Par value...........................................           5,000            19,000            16,500            27,500
Accumulated distributable earnings (loss)...........         388,536         7,340,530         1,167,504        (1,228,715)
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   18,099,592    $   63,507,300    $   43,077,024    $   62,695,755
                                                      ==============    ==============    ==============    ==============
NET ASSET VALUE, per share..........................  $        36.20    $        33.42    $        26.11    $        22.80
                                                      ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)....         500,002         1,900,002         1,650,002         2,750,002
                                                      ==============    ==============    ==============    ==============
Investments, at cost................................  $   16,156,809    $   54,024,196    $   41,629,364    $   58,793,554
                                                      ==============    ==============    ==============    ==============
Securities on loan, at value......................    $      120,507    $           --    $           --    $           --
                                                      ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 41

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF          PORTFOLIO ETF          ETF               ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................  $      315,884    $      924,977    $      807,018    $      809,196
Securities lending income (net of fees).............           3,216                --                --                --
Foreign withholding tax.............................             (41)               --                --               464
                                                      --------------    --------------    --------------    --------------
      Total investment income.......................         319,059           924,977           807,018           809,660
                                                      --------------    --------------    --------------    --------------
EXPENSES:
Investment advisory fees............................          83,904           295,952 (a)       162,087 (a)       289,291 (a)
Custodian fees......................................          62,130                --                --                --
Audit and tax fees..................................          23,629                --                --                --
Listing fees........................................         (45,851)               --                --                --
Accounting and administration fees..................          15,974                --                --                --
Shareholder reporting fees..........................          13,650                --                --                --
Licensing fees......................................          10,018                --                --                --
Trustees' fees and expenses.........................           7,223                --                --                --
Transfer agent fees.................................             839                --                --                --
Legal fees..........................................             551                --                --                --
Registration and filing fees........................             420                --                --                --
Excise tax..........................................              --                --               232                --
Other expenses......................................            (569)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Total expenses................................         171,918           295,952           162,319           289,291
      Less fees waived and expenses reimbursed by
         the investment advisor.....................         (54,452)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Net expenses..................................         117,466           295,952           162,319           289,291
                                                      --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)........................         201,593           629,025           644,699           520,369
                                                      --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................        (905,578)         (868,207)         (211,503)       (3,811,835)
      In-kind redemptions...........................         716,508           863,948         2,401,797         7,104,900
                                                      --------------    --------------    --------------    --------------
Net realized gain (loss)............................        (189,070)           (4,259)        2,190,294         3,293,065
Net change in unrealized appreciation (depreciation)
   on investments...................................       3,626,404        11,761,532         2,903,317         6,786,716
                                                      --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)......................................       3,437,334        11,757,273         5,093,611        10,079,781
                                                      --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................  $    3,638,927    $   12,386,298    $    5,738,310    $   10,600,150
                                                      ==============    ==============    ==============    ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 42                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019       12/31/2018
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
Net investment income (loss)................................  $      201,593   $      159,894     $      629,025   $      405,034
Net realized gain (loss)....................................        (189,070)       1,721,216             (4,259)         779,150
Net change in unrealized appreciation (depreciation)........       3,626,404       (3,291,223)        11,761,532       (4,614,714)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................       3,638,927       (1,410,113)        12,386,298       (3,430,530)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (203,851)        (155,286)          (621,756)        (417,641)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       4,935,782        8,707,553         19,800,857       14,676,039
Cost of shares redeemed.....................................      (3,422,556)      (8,774,262)        (3,099,948)      (5,857,923)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................       1,513,226          (66,709)        16,700,909        8,818,116
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................       4,948,302       (1,632,108)        28,465,451        4,969,945

NET ASSETS:
Beginning of period.........................................      13,151,290       14,783,398         35,041,849       30,071,904
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   18,099,592   $   13,151,290     $   63,507,300   $   35,041,849
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         450,002          450,002          1,350,002        1,050,002
Shares sold.................................................         150,000          250,000            650,000          500,000
Shares redeemed.............................................        (100,000)        (250,000)          (100,000)        (200,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         500,002          450,002          1,900,002        1,350,002
                                                              ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                          DOW 30                             LUNT U.S.
                                                                       EQUAL WEIGHT                       FACTOR ROTATION
                                                                            ETF                                 ETF
                                                                          (EDOW)                              (FCTR)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2019       12/31/2018         12/31/2019     12/31/2018 (a)
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
Net investment income (loss)................................  $      644,699   $      246,112     $      520,369   $      184,637
Net realized gain (loss)....................................       2,190,294         (941,113)         3,293,065         (746,942)
Net change in unrealized appreciation (depreciation)........       2,903,317       (1,522,609)         6,786,716       (2,956,218)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................       5,738,310       (2,217,610)        10,600,150       (3,518,523)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (654,101)        (235,451)          (508,246)        (184,170)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      85,774,714       69,038,254         87,781,697       51,620,840
Cost of shares redeemed.....................................     (60,640,742)     (55,926,566)       (63,446,349)     (19,649,644)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      25,133,972       13,111,688         24,335,348       31,971,196
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      30,218,181       10,658,627         34,427,252       28,268,503

NET ASSETS:
Beginning of period.........................................      12,858,843        2,200,216         28,268,503               --
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   43,077,024   $   12,858,843     $   62,695,755   $   28,268,503
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         600,002          100,002          1,600,002               --
Shares sold.................................................       3,550,000        3,050,000          4,100,000        2,550,002
Shares redeemed.............................................      (2,500,000)      (2,550,000)        (2,950,000)        (950,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       1,650,002          600,002          2,750,002        1,600,002
                                                              ==============   ==============     ==============   ==============

(a) Inception date is July 25, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 44                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      29.22   $      32.85   $      27.74   $      24.34   $      26.13
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.40           0.34           0.25           0.32           0.22
Net realized and unrealized gain (loss)               6.99          (3.64)          5.12           3.43          (1.78)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.39          (3.30)          5.37           3.75          (1.56)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.41)         (0.33)         (0.26)         (0.35)         (0.23)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      36.20   $      29.22   $      32.85   $      27.74   $      24.34
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     25.36%        (10.13)%        19.44%         15.48%         (5.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     18,100   $     13,151   $     14,783   $      8,321   $      8,518

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         1.02%          1.57%          1.69%          1.96%          1.97%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.20%          1.03%          0.88%          1.17%          0.96%
Portfolio turnover rate (b)                            119%           110%           112%           113%           170%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2019           2018           2017           2016           2015
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      25.96   $      28.64   $      23.80   $      24.07   $      25.97
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.37           0.33           0.30           0.38           0.37
Net realized and unrealized gain (loss)               7.45          (2.67)          4.84          (0.25)         (1.89)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.82          (2.34)          5.14           0.13          (1.52)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.36)         (0.34)         (0.30)         (0.40)         (0.38)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $   33.42      $      25.96   $      28.64   $      23.80   $      24.07
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     30.24%         (8.26)%        21.71%          0.54%         (5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     63,507   $     35,042   $     30,072   $      3,569   $      3,610

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.28%          1.19%          1.29%          1.59%          1.46%
Portfolio turnover rate (b)                             30%            32%            30% (c)         4%             7%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                                 YEAR ENDED DECEMBER 31,
                                              ---------------------------   PERIOD ENDED
                                                  2019           2018      12/31/2017 (a)
                                              ------------   ------------   ------------
Net asset value, beginning of period          $      21.43   $      22.00   $      19.97
                                              ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.47           0.40           0.17
Net realized and unrealized gain (loss)               4.70          (0.58)          2.03
                                              ------------   ------------   ------------
Total from investment operations                      5.17          (0.18)          2.20
                                              ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.49)         (0.39)         (0.17)
                                              ------------   ------------   ------------
Net asset value, end of period                $      26.11   $      21.43   $      22.00
                                              ============   ============   ============
TOTAL RETURN (b)                                     24.27%         (0.88)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     43,077   $     12,859   $      2,200

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.50%          0.50%          0.50% (c)
Ratio of net expenses to average net assets           0.50%          0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.99%          2.33%          1.99% (c)
Portfolio turnover rate (d)                             13%            16%            20%


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

                                               YEAR ENDED    PERIOD ENDED
                                               12/31/2019   12/31/2018 (a)
                                              ------------   ------------
Net asset value, beginning of period          $      17.67   $      20.23
                                              ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.23           0.12
Net realized and unrealized gain (loss)               5.12          (2.56)
                                              ------------   ------------
Total from investment operations                      5.35          (2.44)
                                              ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.22)         (0.12)
                                              ------------   ------------
Net asset value, end of period                $      22.80   $      17.67
                                              ============   ============
TOTAL RETURN (b)                                     30.35%        (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     62,696   $     28,269

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65%          0.65% (c)
Ratio of net expenses to average net assets           0.65%          0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.17%          1.48% (c)
Portfolio turnover rate (d)                            246%           183%

(a) Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 46                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the four funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP") First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")
      First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
         ("Cboe BZX") ticker "FCTR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                      INDEX
First Trust Total US Market AlphaDEX(R) ETF               NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF          Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                       Dow Jones Industrial Average Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Large Cap Factor Rotation Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2019, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2019 were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      203,851        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              621,756                  --                   --
First Trust Dow 30 Equal Weight ETF                                           654,101                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     508,246                  --                   --

The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2018 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      155,286        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              417,641                  --                   --
First Trust Dow 30 Equal Weight ETF                                           235,451                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     184,170                  --                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $        7,586        $ (1,533,840)       $   1,914,790
First Trust Dorsey Wright People's Portfolio ETF                               13,609          (1,616,858)           8,943,779
First Trust Dow 30 Equal Weight ETF                                             1,597            (141,205)           1,307,112
First Trust Lunt U.S. Factor Rotation ETF                                      12,428          (4,327,582)           3,086,439

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

G. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For TUSA and DWPP, the taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. For EDOW, the taxable years ending 2017, 2018, and 2019 remain open for federal and state audit. For FCTR, the taxable years ending 2018 and 2019 remain open for federal and state audit. As of December 31, 2019, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Post-Enactment -
                                                               No Expiration
                                                             ------------------
First Trust Total US Market AlphaDEX(R) ETF                    $   1,533,840
First Trust Dorsey Wright People's Portfolio ETF                   1,616,858
First Trust Dow 30 Equal Weight ETF                                  141,205
First Trust Lunt U.S. Factor Rotation ETF                          4,327,582

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2019, the adjustments for each Fund were as follows:

                                                                                     Accumulated
                                                                Accumulated          Net Realized
                                                               Net Investment        Gain (Loss)            Paid-in
                                                               Income (Loss)        on Investments          Capital
                                                             ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                    $          157        $   (692,978)       $     692,821
First Trust Dorsey Wright People's Portfolio ETF                        6,340            (851,266)             844,926
First Trust Dow 30 Equal Weight ETF                                       232          (2,340,872)           2,340,640
First Trust Lunt U.S. Factor Rotation ETF                                (162)         (6,522,628)           6,522,790

H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                      LICENSOR
First Trust Total US Market AlphaDEX(R) ETF               Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF          Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                       S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Management, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2021.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2019 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                    Fees Waived and Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Total US Market
   AlphaDEX(R) ETF                               $ 54,452    $         --    $  110,596   $  135,446   $   54,452   $ 300,494

For the First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF, First Trust is paid an annual unitary management fee of 0.60%, 0.50%, and 0.65%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined - outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2019, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    19,908,582   $    19,814,817
First Trust Dorsey Wright People's Portfolio ETF                       14,877,519        14,764,010
First Trust Dow 30 Equal Weight ETF                                     4,288,284         4,179,211
First Trust Lunt U.S. Factor Rotation ETF                             110,287,545       109,810,942

For the fiscal year ended December 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     4,915,825   $     3,433,984
First Trust Dorsey Wright People's Portfolio ETF                       19,768,211         3,095,723
First Trust Dow 30 Equal Weight ETF                                    85,528,025        60,502,798
First Trust Lunt U.S. Factor Rotation ETF                              87,169,199        63,326,219

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2019

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2021 for First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, and First Trust Dow 30 Equal Weight ETF and July 20, 2020 for First Trust Lunt U.S. Factor Rotation ETF.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a transaction to combine the First Trust Mega Cap AlphaDEX(R) Fund ("FMK"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mega Cap Index, with EDOW. Pursuant to this transaction, FMK shareholders will become shareholders of EDOW.

In order for the transaction to occur, the shareholders of EDOW and shareholders of FMK must approve the transaction. If approved, shares of FMK would be exchanged, on a tax-free basis for federal income tax purposes, for shares of EDOW with an equal aggregate net asset value, and FMK shareholders will become shareholders of EDOW.

A special meeting of shareholders of EDOW for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF, and First Trust Lunt U.S. Factor Rotation ETF (the "Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the changes in net assets and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

--------------------------------------------------------------------------------------------------------
INDIVIDUAL FUNDS                STATEMENTS OF                   FINANCIAL
INCLUDED IN THE TRUST           CHANGES TO NET ASSETS           HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
First Trust Total US Market     For the years ended             For the years ended December 31, 2019,
AlphaDEX(R) ETF                 December 31, 2019 and 2018      2018, 2017, 2016, and 2015

First Trust Dorsey Wright
People's Portfolio ETF
--------------------------------------------------------------------------------------------------------
First Trust Dow 30              For the years ended             For the years ended December 31, 2019,
Equal Weight ETF                December 31, 2019 and 2018      2018, and the period from August 8, 2017
                                                                (commencement of operations) through
                                                                December 31, 2017
--------------------------------------------------------------------------------------------------------
First Trust Lunt U.S. Factor    For the year ended December 31, 2019, and the period from July 25, 2018
Rotation ETF                    (commencement of operations) through December 31, 2018
--------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2020

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                Dividends Received Deduction
                                                                ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                               100.00%
First Trust Dorsey Wright People's Portfolio ETF                          100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%

For the taxable year ended December 31, 2019, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                  Qualified Dividend Income
                                                                ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                               100.00%
First Trust Dorsey Wright People's Portfolio ETF                          100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%

A portion of each of the Funds' 2019 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December 31, 2019, may be eligible for the Qualified Business Income Deduction (QBI) under Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.


          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           169         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            169         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial             169         Director of Trust
(1956)                                             and Management Consulting)                                     Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           169         None
(1954)                                             Managing Director and Chief Operating
                               o Since Inception   Officer (January 2015 to August 2018),
                                                   Pelita Harapan Educational Foundation
                                                   (Educational Products and Services);
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               169         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011 to
                                                   o Since January 2016    January 2016), Senior Vice President (April 2007 to
                                                                           January 2016), First Trust Advisors L.P. and First Trust
                                                                           Portfolios L.P.; Chief Financial Officer (January 2016
                                                                           to Present), BondWave LLC (Software Development
                                                                           Company) and Stonebridge Advisors LLC
                                                                           (Investment Advisor)


Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception


Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1966)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception


Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
(1970)                                                                     and First Trust Portfolios L.P.
                                                   o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2019 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2019

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                [Insert Report]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

(f) The code of ethics is filed as an exhibit to the Registrant's annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $415,000 for 2018 and $417,500 for 2019.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2018 and $0 for 2019.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2018 and $0 for 2019.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $58,500 for 2018 and $63,136 for 2019. The tax fees were for review of regulated investment company status.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2018 and $0 for 2019.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2018 and $0 for 2019.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2018 and $0 for 2019.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2018 were $58,500 for the registrant, $48,190 for the registrant's investment adviser and $80,310 for the registrant's distributor and for 2019 were $63,136 for the registrant, $75,670 for the registrant's investment adviser and $104,730 for the registrant's distributor .

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 5, 2020
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 5, 2020
     ---------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 5, 2020
     ---------------

* Print the name and title of each signing officer under his or her signature.